                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM N-CSR

                  CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                       MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-08764
                  --------------------------------------------

                         UBS PACE Select Advisors Trust
-------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)

               51 West 52nd Street, New York, New York 10019-6114
-------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                              Mark F. Kemper, Esq.
                      UBS Global Asset Management (US) Inc.
                               51 West 52nd Street
                             New York, NY 10019-6114
                     (Name and address of agent for service)

                                    Copy to:
                              Jack W. Murphy, Esq.
                                   Dechert LLP
                               1775 I Street, N.W.
                            Washington, DC 20006-2401

        Registrant's telephone number, including area code: 212-882 5000

Date of fiscal year end: July 31

Date of reporting period: January 31, 2005

ITEM 1.   REPORTS TO STOCKHOLDERS.

[UBS GLOBAL ASSET MANAGEMENT LOGO]


UBS PACE(SM)

GOING THE DISTANCE TO MEET YOUR FINANCIAL NEEDS

SEMIANNUAL REPORT

JANUARY 31, 2005

UBS PACE SELECT ADVISORS TRUST

TABLE OF CONTENTS

          Introduction                                                         3

          UBS PACE Money Market Investments                                    4

          UBS PACE Government Securities Fixed Income Investments              8

          UBS PACE Intermediate Fixed Income Investments                      12

          UBS PACE Strategic Fixed Income Investments                         16

          UBS PACE Municipal Fixed Income Investments                         21

          UBS PACE Global Fixed Income Investments                            26

          UBS PACE Large Co Value Equity Investments                          31

          UBS PACE Large Co Growth Equity Investments                         36

          UBS PACE Small/Medium Co Value Equity Investments                   41

          UBS PACE Small/Medium Co Growth Equity Investments                  46

          UBS PACE International Equity Investments                           50

          UBS PACE International Emerging Markets Equity Investments          56

          Financial Statements                                                61


          UBS PACE SELECT ADVISORS TRUST OFFERS FIVE CLASSES OF SHARES REPRESENTING INTERESTS IN TWELVE SEPARATE PORTFOLIOS. (UBS PACE MONEY MARKET INVESTMENTS OFFERS ONLY ONE SHARE CLASS.) DIFFERENT CLASSES OF SHARES AND/OR PORTFOLIOS ARE OFFERED BY SEPARATE PROSPECTUSES.

          FOR MORE INFORMATION ON A PORTFOLIO OR CLASS OF SHARES, CONTACT YOUR FINANCIAL ADVISOR. HE OR SHE CAN SEND YOU A CURRENT PROSPECTUS RELATING TO A PORTFOLIO OR CLASS OF SHARES, WHICH INCLUDES A DISCUSSION OF INVESTMENT RISKS, SALES CHARGES, EXPENSES AND OTHER MATTERS OF INTEREST. PLEASE CAREFULLY READ THE PROSPECTUS RELATED TO THE PORTFOLIO OR CLASS OF SHARES YOU ARE INTERESTED IN BEFORE YOU INVEST.

                                        i
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                      (This page intentionally left blank)

UBS PACE SELECT ADVISORS TRUST

INTRODUCTION

March 15, 2005

Dear UBS PACE(SM) Shareholder,

We are pleased to provide you with the semiannual report for the UBS PACE Portfolios, comprising the UBS PACE Select Advisors Trust.

This report includes summaries of the performance of each Portfolio and commentaries from the individual investment advisors regarding the events during the six months ended January 31, 2005. Please note that the opinions of the advisors do not necessarily represent those of UBS Global Asset Management (US) Inc.

The global economic expansion continued during the reporting period. In the US, gross domestic product (GDP) growth was strong throughout 2004, despite rising interest rates and surging energy prices. Overseas, growth rates in Europe and Japan were mixed. Record high oil prices, combined with declining exports, caused their economies to lag that of the US. Elsewhere, China's economy continued to expand sharply, and many commodity-rich emerging market economies also experienced strong growth.

Turning to the equity markets, in our view a number of issues preoccupied investors, including concerns over energy costs, threats of terrorism, ongoing hostilities in Iraq, geopolitical concerns and uncertainties surrounding the US presidential election. However, with the election behind them and oil prices falling from their record highs, the global equity markets rallied sharply in the fourth quarter of 2004. As a result, the US equity market generated strong results over the period. The returns from the international stock markets were even better, due in part to the decline of the US dollar. A falling dollar is good news for Americans investing overseas, as returns from international securities are increased when translated back into US dollars.

Despite numerous interest rate hikes by the Federal Reserve Board, the overall US bond market generated positive returns over the reporting period. Elsewhere, mixed economic news abroad helped international fixed income markets to generate respectable gains. Even with interest rates rising, they still remained relatively low, causing investors to assume greater risks in search of higher returns. As a result, riskier segments of the fixed income market, including high yield bonds and emerging market debt, produced superior returns during the period.

While market volatility was relatively subdued over the period compared with recent years, a number of factors could unsettle the stock and bond markets as the year progresses. These include the global economic environment, the price of oil and geopolitical events. Therefore, we continue to believe that investors should maintain a diversified portfolio and long-term perspective. As always, your financial advisor can help you remain focused on your investment goals. The PACE Portfolios can be a key component of your portfolio, as they offer a wide choice of actively managed investments that allow you to take advantage of ever-changing market opportunities.

We appreciate the opportunity to help you achieve your financial goals. If you have any questions about the UBS PACE Program or about UBS PACE Select Advisors Trust, please contact your financial advisor.


Sincerely,


/s/ Joseph A Varnas
Joseph A Varnas
President
UBS PACE Select Advisors Trust
Managing Director
UBS Global Asset Management (US) Inc.

This report is intended to assist investors in understanding how the Portfolios performed during the six months ended January 31, 2005. The views expressed in the Advisors' Comments sections are as of the end of the reporting period and are those of the investment advisors. The views and opinions in this report were current as of January 31, 2005. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the Advisors reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Portfolio's future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects. We encourage you to consult your financial advisor regarding your personal investment program.

UBS PACE SELECT ADVISORS TRUST

UBS PACE MONEY MARKET INVESTMENTS

PERFORMANCE

For the six months ended January 31, 2005, the Portfolio returned 0.65% (before the deduction of the maximum UBS PACE program fee; after the deduction of the maximum program fee, the Portfolio declined 0.10%). In comparison, the 90-Day US T-Bill Index and the Lipper Money Market Funds median returned 0.85% and 0.54%, respectively. (Returns over various time periods are shown in the table on page
5. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions.)

MARKET REVIEW

The US economy continued to expand over the reporting period. Following a 3.3% annualized gain in the second quarter of 2004, gross domestic product (GDP) was a robust 4.0% in the third quarter. The preliminary number for fourth quarter GDP was 3.8%, another solid gain.

After many months of speculation, the Federal Reserve Board (the "Fed") raised the federal funds rate (or "fed funds" rate)--the rate that banks charge one another for funds they borrow on an overnight basis--from 1.00% to 1.25% at the end of June 2004. During the reporting period, the Fed again raised rates in August, September, November and December 2004, bringing the fed funds rate to 2.25%. Coinciding with the December rate hike, the Fed stated: "Output appears to be growing at a moderate pace despite the earlier rise in energy prices, and labor market conditions continue to improve gradually. Inflation and longer-term inflation expectations remain well contained." This served to reassure market participants that the Fed would stay on its course of increasing interest rates "at a pace that is likely to be measured" to stave off inflation and remove excess liquidity from the economy, which they did at their February 2 meeting, raising rates to 2.50%.

ADVISOR'S COMMENTS

For the first half of the reporting period, we continued to employ a "barbell" strategy for much of the period, meaning we purchased securities at both ends of the maturity spectrum. Our longer-term securities, with maturities up to thirteen months, were used to lock in higher rates. Callable agency securities (those issued by US government agencies) in particular added significant yield. Shorter-term securities, with maturities of three months or less, provided liquidity and gave us the ability to reinvest at higher rates when the Fed increased interest rates. Toward the middle of the reporting period, we shortened Portfolio duration and moved to more of a "bulleted" strategy, adding three- and six-month securities as short-term yields began to move up as the market anticipated more Fed rate increases. Throughout the period, the Portfolio maintained a significant position in corporate and agency floating-rate securities, which enabled the Portfolio to capture yield as rates steadily increased.

In terms of security selection, we maintained our strategy of emphasizing quality and liquidity. Thus, we continued to concentrate a large portion of the Portfolio's holdings in traditional and asset-backed commercial paper, which, in the healthier credit environment that characterized the period, offered a yield advantage. We also held positions in other high-quality sectors, including US government and agency securities, certificates of deposit and short-term corporate debt. This strategy helped maintain the Portfolio's overall level of diversification and allowed us to meet our liquidity requirements.

At this point, it appears clear that the Fed will continue to raise interest rates in the months to come. In anticipation of the higher interest rate environment, we have let the Portfolio's weighted average maturity drift shorter, in order to take advantage of higher yields. Maintaining a high-quality Portfolio continues to be of paramount importance.

[SIDENOTE]

UBS PACE SELECT ADVISORS TRUST - UBS PACE MONEY MARKET INVESTMENTS

INVESTMENT ADVISOR:
UBS Global Asset Management (US) Inc.

PORTFOLIO MANAGER:
Michael H. Markowitz

OBJECTIVE:
Current income consistent with preservation of capital and liquidity.

INVESTMENT PROCESS:
The Portfolio is a money market mutual fund and seeks to maintain a stable price of $1.00 per share, although it may be possible to lose money by investing in this Portfolio. The Portfolio invests in a diversified portfolio of high-quality money market instruments of governmental and private issuers. Security selection is based on the assessment of relative values and changes in market and economic conditions.

PERFORMANCE AT A GLANCE (UNAUDITED)

                                                                                                                 SINCE
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED 1/31/05                    6 MONTHS     1 YEAR      5 YEARS     INCEPTION~
-------------------------------------------------------------------------------------------------------------------------
UBS PACE Money Market Investments without maximum UBS PACE program fee*       0.65%       0.92%       2.50%          3.73%
UBS PACE Money Market Investments with maximum UBS PACE program fee*         -0.10       -0.59        0.97           2.18
90-Day U.S. T-Bill Index**                                                    0.85        1.34        2.74           3.85
Lipper Money Market Funds median                                              0.54        0.74        2.25           3.54

Average annual total returns for UBS PACE Money Market Investments, for periods ended December 31, 2004, after deduction of the maximum UBS PACE program fee, were as follows: 1-year period, -0.69%; 5-year period, 1.04%; since inception, 2.20%.

For UBS PACE Money Market Investments, the 7-day current yield for the period ended January 31, 2005 was 1.78%, without maximum UBS PACE program fee. With the maximum UBS PACE program fee, the 7-day current yield was 0.28%. The Portfolio's yield quotation more closely reflects the current earnings of the Portfolio than the total return quotation. Yields will fluctuate and reflect fee waivers.

~ Since inception returns are calculated as of commencement of issuance on August 24, 1995 for UBS PACE Money Market Investments. Inception returns for the Index and Lipper median are as of the nearest month-end of the Portfolio's inception: August 31, 1995.

* The maximum annual UBS PACE program fee is 1.5% of the value of UBS PACE assets.

** 90-Day US T-Bills are promissory notes issued by the US Treasury and sold through competitive bidding, with a short-term maturity date, in this case, of three months. This Index is derived from secondary market interest rates as published by the Federal Reserve Bank.

Past performance does not predict future performance and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions. The return of an investment will fluctuate and the principal value of an investment could fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions. Total returns for periods of less than one year have not been annualized.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

AN INVESTMENT IN UBS PACE MONEY MARKET INVESTMENTS IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.

EXPENSE EXAMPLE (UNAUDITED)

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs, including program fees; and (2) ongoing costs, including management fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, August 1, 2004 to January 31, 2005.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable), such as program fees. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                               BEGINNING            ENDING         EXPENSES PAID
                                                             ACCOUNT VALUE      ACCOUNT VALUE      DURING PERIOD*
                                                             AUGUST 1, 2004    JANUARY 31, 2005    8/1/04-1/31/05
------------------------------------------------------------------------------------------------------------------
Class P   Actual                                            $       1,000.00   $       1,006.50   $           3.03
          Hypothetical (5% annual return before expenses)           1,000.00           1,022.18               3.06

* Expenses are equal to the Portfolio's annualized net expense ratio of 0.60%, multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half year period).

PORTFOLIO STATISTICS (UNAUDITED)

CHARACTERISTICS                                                          1/31/05
--------------------------------------------------------------------------------
Net Assets (mm)                                                          $ 182.8
Number of Securities (excluding U.S. Government Agency Obligations)           55
Weighted Average Maturity                                                37 days

PORTFOLIO COMPOSITION*                                                   1/31/05
--------------------------------------------------------------------------------
Commercial Paper                                                            63.2%
Certificates of Deposit                                                     19.4
U.S. Government Agency Obligations                                          14.9
Short-Term Corporate Obligations                                             3.6
Money Market Funds                                                           0.9
Repurchase Agreements                                                        0.1
Other Assets Less Liabilities                                               (2.1)
--------------------------------------------------------------------------------
Total                                                                      100.0%
--------------------------------------------------------------------------------

TOP 10 HOLDINGS (EXCLUDING U.S. GOVERNMENT AGENCY OBLIGATIONS)*          1/31/05
--------------------------------------------------------------------------------
Giro Multi-Funding                                                           2.7%
American Express Centurion                                                   2.2
Discover                                                                     2.2
First Tennessee                                                              2.2
Washington Mutual                                                            2.2
Wells Fargo                                                                  2.2
Northern Rock                                                                2.2
Windmill Funding                                                             2.2
Ranger Funding                                                               2.2
Falcon Asset Securitization                                                  2.2
--------------------------------------------------------------------------------
Total                                                                       22.5%
--------------------------------------------------------------------------------

* Weightings represent percentages of the Portfolio's net assets as of January 31, 2005. The Portfolio is actively managed and its composition will vary over time.

UBS PACE SELECT ADVISORS TRUST

UBS PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS

PERFORMANCE

For the six months ended January 31, 2005, the Portfolio's Class P shares returned 3.02% (before the deduction of the maximum UBS PACE program fee; 2.25% after the deduction of the maximum program fee), compared with the Lehman Brothers Mortgage-Backed Securities Index, which returned 3.53%, and the Lipper Intermediate US Government Funds median, which returned 2.47%. (Returns for all share classes over various time periods are shown in the table on page 9. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.)

MARKET REVIEW

Most major fixed income sectors posted gains during the period, with bonds showing unexpected strength, despite several major headwinds. These included expanding US fiscal deficits, a falling US dollar and market perceptions as the year began that interest rates were bound to rise from levels near historic lows.

At the start of the period, economic data releases suggested moderate economic growth, as job numbers, inflation and consumer confidence fell short of analyst expectations, again throwing doubts on the strength of the recovery. Bonds subsequently rallied as weak employment growth and lower inflation prompted a fall in interest rates. The Federal Reserve Board (the "Fed") continued to raise the federal funds rate (or "fed funds" rate)--the rate that banks charge one another for funds they borrow on an overnight basis--at a measured pace during the period, increasing it from 1.0% to 2.25% in a series of small hikes, and again on February 2, bringing the rate to 2.50%. In our view, investors understood that the Fed was lifting rates from unusually low levels that had been set to ward off deflation.

ADVISOR'S COMMENTS

As fears of an aggressive Fed tightening campaign subsided, mortgages performed well during the period, with strong demand from banks and other financial institutions in the US and overseas helping to support the sector. Demand for "carry," or the excess yield mortgages offer, remained the primary driver of mortgage valuations despite the modest flattening of the yield curve (the yield curve flattens when the difference between short- and long-term yields narrows). Although some investors view mortgage securities as being expensive relative to Treasuries, the sector remains attractive to banks and other financial institutions as long as the shape of the yield curve (measured as the difference in yield between 2- and 30-year Treasuries) remains relatively steep. Interest rates remained in a fairly narrow range, and a flatter yield curve resulted in a benign refinancing environment, while refinancing volumes, as measured by the MBA refi-index, remained relatively stable during the period.

During the reporting period, Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Mortgage Corporation (Freddie Mac) issues continued to be supported by strong overseas buying, and generally outperformed their Government National Mortgage Association (Ginnie Mae) counterparts. Also, 15-year maturity mortgages generally outperformed their 30-year counterparts. Within both the 15- and 30-year sectors, low and intermediate coupon securities tended to outperform higher coupons. Sectors not held in the Index, including agency hybrid mortgages and agency collateralized mortgage obligations (CMOs) performed in line with pass-through mortgage securities. Non-agency "jumbo" mortgages actually appreciated in value slightly relative to agency securities, as strong investor demand for higher-yielding products supported the sector.

In this environment, the Portfolio's duration was held below the Index given longer-term risks of rising inflation and rate increases. This strategy detracted from results as interest rates fell. An underweight to premium 30-year conventional (Fannie Mae and Freddie Mac) issues was negative as these securities outperformed lower coupons. Near-Index exposure to 15-year mortgage-backed securities was neutral for the period. However, a focus on 15-year, 5.0% coupon mortgages was positive as these issues performed well. A focus on lower coupons was positive, as these issues outperformed higher coupon mortgages. Buying mortgages forward and investing the purchase amount at relatively high short-term rates contributed to returns. A modest allocation to adjustable rate mortgages also added slightly to performance. Finally, an allocation to asset-backed positions enhanced results as the sector outperformed other core fixed income sectors.

[SIDENOTE]

UBS PACE SELECT ADVISORS TRUST - UBS PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS

INVESTMENT ADVISOR:
Pacific Investment Management Company LLC ("PIMCO")

PORTFOLIO MANAGER:
W. Scott Simon

OBJECTIVE:
Current income

INVESTMENT PROCESS:
The Portfolio invests primarily in mortgage-backed securities along with US government and agency securities of varying maturities. The Portfolio also invests, to a lesser extent, in investment grade bonds of private issuers, including those backed by mortgages or other assets. The Portfolio's dollar-weighted average duration normally ranges between one and seven years. (Duration is a measure of a bond portfolio's sensitivity to interest rate changes.) PIMCO establishes duration targets based on its expectations for changes in interest rates, and then positions the Portfolio to take advantage of yield curve shifts. Securities are chosen for their value relative to other similar securities.

PERFORMANCE AT A GLANCE (UNAUDITED)

                                                                                                        SINCE
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED 1/31/05                  6 MONTHS   1 YEAR   5 YEARS   INCEPTION~
----------------------------------------------------------------------------------------------------------------
Before Deducting                                         Class A*           2.91%    3.91%      N/A         5.22%
Maximum Sales Charge                                     Class B**          2.51     3.10       N/A         4.93
or UBS PACE Program Fee                                  Class C***         2.63     3.34       N/A         5.42
                                                         Class Y****        3.04     4.24       N/A         5.55
                                                         Class P*****       3.02     4.13      7.26%        6.50
After Deducting                                          Class A*          -1.69    -0.79       N/A         4.01
Maximum Sales Charge                                     Class B**         -2.49    -1.90       N/A         4.51
or UBS PACE Program Fee                                  Class C***         1.88     2.59       N/A         5.42
                                                         Class P*****       2.25     2.58      5.66         4.92
Lehman Brothers Mortgage-Backed Securities Index                            3.53     4.60      7.44         6.81
Lipper Intermediate US Government Funds median                              2.47     2.22      6.45         5.74

Average annual total returns for periods ended December 31, 2004, after deduction of the maximum sales charge or UBS PACE program fee, were as follows:
Class A--1-year period, -0.44%; since inception, 4.00%; Class B--1-year period, -1.59%; since inception, 4.53%; Class C--1-year period, 2.90%; since inception, 5.46%; Class Y--1-year period, 4.55%; since inception, 5.57%; Class P--1-year period, 2.88%; 5-year period, 5.48%; since inception, 4.93%.

~ Since inception returns are calculated as of commencement of issuance or reissuance on August 24, 1995 for Class P shares, January 31, 2001 for Class A shares, December 18, 2000 for Class B shares, December 4, 2000 for Class C shares and February 2, 2001 for Class Y shares. Since inception returns for the Index and Lipper median are shown as of August 31, 1995, which is the nearest month-end of the inception date of the oldest share class (Class P).

* Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

** Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 distribution and service fees.

*** Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

**** The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees.

***** Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees, but are subject to a maximum annual UBS PACE program fee of 1.5% of the value of Class P shares.

The Lehman Brothers Mortgage-Backed Securities Index covers fixed rate securitized issues backed by the mortgage pools of the Government National Mortgage Association, the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association. Graduated Payment Mortgages are included, but Graduated Equity Mortgages are not. The average-weighted life is approximately eight years.

Past performance does not predict future performance and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions. Total returns for periods of less than one year have not been annualized.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

EXPENSE EXAMPLE (UNAUDITED)

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs (as applicable), including sales charges (loads) or program fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (if applicable); and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, August 1, 2004 to January 31, 2005.

ACTUAL EXPENSES

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each class of shares under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads) or program fees. Therefore, the second line in the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                               BEGINNING           ENDING          EXPENSES PAID
                                                             ACCOUNT VALUE      ACCOUNT VALUE      DURING PERIOD*
                                                            AUGUST 1, 2004     JANUARY 31, 2005    8/1/04-1/31/05
------------------------------------------------------------------------------------------------------------------
Class A   Actual                                            $       1,000.00   $       1,029.10   $           5.52
          Hypothetical (5% annual return before expenses)           1,000.00           1,019.76               5.50
Class B   Actual                                                    1,000.00           1,025.10               9.39
          Hypothetical (5% annual return before expenses)           1,000.00           1,015.93               9.35
Class C   Actual                                                    1,000.00           1,026.30               8.27
          Hypothetical (5% annual return before expenses)           1,000.00           1,017.04               8.24
Class Y   Actual                                                    1,000.00           1,030.40               3.89
          Hypothetical (5% annual return before expenses)           1,000.00           1,021.37               3.87
Class P   Actual                                                    1,000.00           1,030.20               4.45
          Hypothetical (5% annual return before expenses)           1,000.00           1,020.82               4.43

*      Expenses are equal to the Portfolio's annualized net expense ratios:
       Class A: 1.08%, Class B: 1.84%, Class C: 1.62%, Class Y: 0.76%, Class P:
       0.87%, multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half year period).

PORTFOLIO STATISTICS (UNAUDITED)

CHARACTERISTICS                                                          1/31/05
--------------------------------------------------------------------------------
Weighted Average Duration                                              2.42 yrs.
Weighted Average Maturity                                              3.00 yrs.
Average Coupon                                                              3.52%
Average Quality                                                              AAA
Net Assets (mm)                                                      $     486.6
Number of Securities                                                         332

PORTFOLIO COMPOSITION*                                                   1/31/05
--------------------------------------------------------------------------------
Bonds                                                                      102.5%
Investments Sold Short                                                      (7.6)
Written Options, Futures and Swaps                                           0.0**
Cash Equivalents and Other Assets Less Liabilities                           5.1
--------------------------------------------------------------------------------
Total                                                                      100.0%
--------------------------------------------------------------------------------

ASSET ALLOCATION*                                                        1/31/05
--------------------------------------------------------------------------------
U.S. Government Agency Mortgage Pass-Through Certificates                   85.1%
Asset-Backed Securities                                                      8.9
Collateralized Mortgage Obligations                                          7.4
U.S. Government Obligations                                                  0.8
Stripped Mortgage-Backed Securities                                          0.3
U.S. Agency Mortgage Pass-Through Certificates Sold Short                   (7.6)
Written Options, Futures and Swaps                                           0.0**
Cash Equivalents and Other Assets Less Liabilities                           5.1
--------------------------------------------------------------------------------
Total                                                                      100.0%
--------------------------------------------------------------------------------

* Weightings represent percentages of the Portfolio's net assets as of January 31, 2005. The Portfolio is actively managed and its composition will vary over time.

** Weighting represents less than 0.05% of the Portfolio's net assets as of January 31, 2005.

UBS PACE SELECT ADVISORS TRUST

UBS PACE INTERMEDIATE FIXED INCOME INVESTMENTS

PERFORMANCE

For the six months ended January 31, 2005, the Portfolio's Class P shares returned 2.24% (before the deduction of the maximum UBS PACE program fee; 1.47% after the deduction of the maximum program fee), compared with the Lehman Brothers Intermediate Government/Credit Index (the "Index") return of 2.49% and the 1.97% return of the Lipper Short-Intermediate Investment Grade Debt Funds median. (Returns for all share classes over various time periods are shown in the table on page 13. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.)

MARKET REVIEW

With continued concerns over terrorism, the war in Iraq and the US presidential election, the bond market was faced with many conflicting and potential market-moving events during the semiannual period. Despite these issues, market volatility moved lower throughout the period.

Sharply rising energy prices emerged as a legitimate threat to the global economy in early 2004 and continued during the first half of the reporting period, with crude oil futures peaking around $55 in late October 2004. However, given the decisive conclusion to the US presidential election and the abatement of oil supply disruption fears, prices subsequently declined. Against this backdrop, and given the release of a strong employment report in early November 2004, there was optimism that the economic expansion was poised to gather new momentum. By early December 2004, 10-year Treasury yields had reached 4.41%, their highest level since August. But, as if on cue, the December employment data release proved to be disappointing, despite 15 consecutive monthly increases in non-farm payrolls, and yields declined again.

While a stable macroeconomic environment helped to keep long-term yields in a fairly narrow range, perhaps a more important factor in lower interest rate volatility was the discipline on the part of the Federal Reserve Board. The Federal Open Market Committee voted for 0.25% interest rate hikes at each of its four meetings during the reporting period, bringing the Fed Funds rate to 2.25% at the close of the period and to 2.50% on February 2. In addition, it barely altered the accompanying statements, which emphasized improving job creation, contained inflation, and continuing gradual tightening.

ADVISOR'S COMMENTS

Throughout most of the period, the Portfolio was positioned in anticipation of a flattening yield curve, whereby the difference between short- and long-term bond yields would decrease. This bias benefited performance, as yields on 2-year Treasuries increased 59 basis points over the period, while 10-year yields fell 35 basis points (a basis point is 1/100 of a percentage point). Toward the end of the period, we moved to more of a barbell yield curve strategy, where the Portfolio was positioned with an overweight in the short and long ends of the yield curve while maintaining an underweight in intermediate maturities.

The Portfolio's duration was less than that of the Index during the period. This detracted from performance as yields in the intermediate portion of the curve fell. The yield on the 10-year Treasury fell from 4.48% on July 31, 2004, to 4.13% on January 31, 2005.

From a sector perspective, the Portfolio maintained an allocation to mortgages during the period, which benefited performance as these securities outperformed. This exposure was concentrated in floating rate securities and collateralized mortgage obligations (CMOs), as we remained cautious on more generic, fixed-rate mortgage securities. The Portfolio's allocation to asset-backed securities (ABS) also contributed to performance. We increased our exposure in the sector during the period as we saw potential for continued strength. Within the sector, we favored non-prepayment-sensitive sectors with holdings focused on credit card issues. The Portfolio maintained an underweight in the corporate sector, which hurt relative performance as corporate bonds outperformed other sectors due to continued demand for incremental yield.

The Portfolio's allocation to non-US dollar securities enhanced results. We subsequently captured profits and reduced our exposure by closing out positions in Europe during the second half of the period. However, we continued to maintain an allocation to New Zealand.

[SIDENOTE]

UBS PACE SELECT ADVISORS TRUST - UBS PACE INTERMEDIATE FIXED INCOME INVESTMENTS

INVESTMENT ADVISOR:
BlackRock Financial Management, Inc.

PORTFOLIO MANAGERS:
Team

OBJECTIVE:
Current income, consistent with reasonable stability of principal.

INVESTMENT PROCESS:
BlackRock decides to buy specific bonds based on its credit analysis and review. BlackRock strives to maintain the Portfolio's duration relative to the Lehman Brothers Intermediate Government/Credit Index. To accomplish this, BlackRock employs an analytical process that involves evaluating macroeconomic trends, technical market factors, yield-curve exposure and market volatility. Once BlackRock establishes the investment themes on duration, yield curve exposure, convexity, sector weighting, credit quality and liquidity, the Portfolio's investments are diversified by sector, subsector and security.

PERFORMANCE AT A GLANCE (UNAUDITED)

                                                                                                                  SINCE
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED 1/31/05                        6 MONTHS     1 YEAR     5 YEARS   INCEPTION~
--------------------------------------------------------------------------------------------------------------------------
Before Deducting                                               Class A*           2.10%       1.96%       N/A         2.83%
Maximum Sales Charge                                           Class B**          1.70        1.18        N/A         2.50
or UBS PACE Program Fee                                        Class C***         1.84        1.45        N/A         2.98
                                                               Class Y****        2.24        2.23        N/A         3.12
                                                               Class P*****       2.24        2.24       4.70%        4.74
After Deducting                                                Class A*          -2.48       -2.63        N/A         1.66
Maximum Sales Charge                                           Class B**         -3.30       -3.78        N/A         2.07
or UBS PACE Program Fee                                        Class C***         1.09        0.71        N/A         2.98
                                                               Class P*****       1.47        0.71       3.14         3.18
Lehman Brothers Intermediate Government/Credit Index                              2.49        2.57       7.33         6.49
Lipper Short-Intermediate Investment Grade Debt Funds median                      1.97        1.84       6.14         5.59

Average annual total returns for periods ended December 31 2004, after deduction of the maximum sales charge or UBS PACE program fee, were as follows: Class A--1-year period, -2.16%; since inception, 1.68%; Class B--1-year period, -3.30%; since inception, 2.12%; Class C--1-year period, 1.21%; since inception, 3.04%; Class Y--1-year period, 2.73%; since inception, 3.17%; Class P--1-year period, 1.21%; 5-year period, 3.04%; since inception, 3.21%.

~ Since inception returns are calculated as of commencement of issuance or reissuance on August 24, 1995 for Class P shares, January 31, 2001 for Class A shares, December 14, 2000 for Class B shares, December 1, 2000 for Class C shares and February 2, 2001 for Class Y shares. Since inception returns for the Index and Lipper median are shown as of August 31, 1995, which is the nearest month-end of the inception date of the oldest share class (Class P).

* Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

** Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 distribution and service fees.

*** Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

**** The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees.

***** Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees, but are subject to a maximum annual UBS PACE program fee of 1.5% of the value of Class P shares.

The Lehman Brothers Intermediate Government/Credit Index is a subset of the Lehman Brothers Government/Credit Index covering all investment grade issues with maturities between one and ten years. The average-weighted maturity is typically between four and five years.

Past performance does not predict future performance and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions. Total returns for periods of less than one year have not been annualized.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

EXPENSE EXAMPLE (UNAUDITED)

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs (as applicable); including sales charges (loads) or program fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (if applicable); and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, August 1, 2004 to January 31, 2005.

ACTUAL EXPENSES

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each class of shares under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads) or program fees. Therefore, the second line in the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                               BEGINNING            ENDING         EXPENSES PAID
                                                             ACCOUNT VALUE      ACCOUNT VALUE      DURING PERIOD*
                                                             AUGUST 1, 2004    JANUARY 31, 2005    8/1/04-1/31/05
------------------------------------------------------------------------------------------------------------------
Class A   Actual                                            $       1,000.00   $       1,021.00   $           5.45
          Hypothetical (5% annual return before expenses)           1,000.00           1,019.81               5.45
Class B   Actual                                                    1,000.00           1,017.00               9.20
          Hypothetical (5% annual return before expenses)           1,000.00           1,016.08               9.20
Class C   Actual                                                    1,000.00           1,018.40               7.94
          Hypothetical (5% annual return before expenses)           1,000.00           1,017.34               7.93
Class Y   Actual                                                    1,000.00           1,022.40               4.13
          Hypothetical (5% annual return before expenses)           1,000.00           1,021.12               4.13
Class P   Actual                                                    1,000.00           1,022.40               4.08
          Hypothetical (5% annual return before expenses)           1,000.00           1,021.17               4.08

*      Expenses are equal to the Portfolio's annualized net expense ratios:
       Class A: 1.07%, Class B: 1.81%, Class C: 1.56%, Class Y: 0.81%, Class P:
       0.80%, multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half year period).

PORTFOLIO STATISTICS (UNAUDITED)

CHARACTERISTICS                                                          1/31/05
--------------------------------------------------------------------------------
Weighted Average Duration                                               3.1 yrs.
Weighted Average Maturity                                               3.7 yrs.
Average Coupon                                                              4.70%
Net Assets (mm)                                                       $    380.6
Number of Securities                                                         239

PORTFOLIO COMPOSITION*                                                   1/31/05
--------------------------------------------------------------------------------
Long-Term Debt Securities (Bonds and Notes)                                 94.3%
Futures and Forward Foreign Currency Contracts                               0.0**
Cash Equivalents and Other Assets Less Liabilities                           5.7
--------------------------------------------------------------------------------
Total                                                                      100.0%
--------------------------------------------------------------------------------

QUALITY DIVERSIFICATION*                                                 1/31/05
--------------------------------------------------------------------------------
U.S. Government and Agency Securities                                       37.9%
AAA                                                                         27.0
AA                                                                          11.8
A                                                                            5.6
BBB and Below                                                               12.0
Futures and Forward Foreign Currency Contracts                               0.0**
Cash Equivalents and Other Assets Less Liabilities                           5.7
--------------------------------------------------------------------------------
Total                                                                      100.0%
--------------------------------------------------------------------------------

ASSET ALLOCATION*                                                        1/31/05
--------------------------------------------------------------------------------
Corporate Securities                                                        34.4%
U.S. Government Obligations                                                 20.8
U.S. Government Agency Mortgage Pass-Through Certificates                   15.1
Collateralized Mortgage Obligations                                         12.9
Asset-Backed Securities                                                      9.5
International Government Obligations                                         1.6
Futures and Forward Foreign Currency Contracts                               0.0**
Cash Equivalents and Other Assets Less Liabilities                           5.7
--------------------------------------------------------------------------------
Total                                                                      100.0%
--------------------------------------------------------------------------------

* Weightings represent percentages of the Portfolio's net assets as of January 31, 2005. The Portfolio is actively managed and its composition will vary over time.

** Weighting represents less than 0.05% of the Portfolio's net assets as of January 31, 2005.

UBS PACE SELECT ADVISORS TRUST

UBS PACE STRATEGIC FIXED INCOME INVESTMENTS

PERFORMANCE

For the six months ended January 31, 2005, the Portfolio's Class P shares returned 4.32% (before the deduction of the maximum UBS PACE program fee; 3.53% after the deduction of the maximum program fee), compared with the Lehman Brothers Government/Credit Index (the "Index"), which returned 4.02%, and the Lipper Intermediate Investment Grade Debt Funds median, which returned 3.57%. (Returns for all share classes over various time periods are shown in the table on page 18. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.)

MARKET REVIEW

Most major fixed income sectors posted gains during the period, with bonds showing unexpected strength, despite several major headwinds. These included expanding US fiscal deficits, a falling US dollar and market perceptions, as the year began, that interest rates were bound to rise from levels near historic lows.

At the start of the period, economic data releases suggested moderate economic growth, as job numbers, inflation and consumer confidence fell short of analyst expectations, again throwing doubts on the strength of the recovery. Bonds subsequently rallied as weak employment growth and lower inflation prompted a fall in interest rates. The Federal Reserve Board (the "Fed") continued to raise the federal funds rate (or "fed funds" rate)--the rate that banks charge one another for funds they borrow on an overnight basis--at a measured pace during the period, increasing it from 1.0% to 2.25% in a series of small hikes, and to 2.50% at their February 2 meeting. In our view, investors understood that the Fed was lifting rates from unusually low levels that had been set to ward off deflation.

ADVISOR'S COMMENTS

The Portfolio outperformed its benchmark during the reporting period, as the benefits of our tactical portfolio adjustments and holdings in non-Index securities more than offset the negative impact of underweights in the strong-performing corporate and mortgage sectors. During the period, we felt that core bond securities (those contained in the Index) presented limited buying opportunities. Therefore, the Portfolio also included securities not contained in the Index. In particular, we focused on issues that we believed offered quality, value and diversification. During the period, the overall US portion of the Portfolio had a lower duration than that of the Index. This detracted from results, as intermediate and longer-term US interest rates fell. Conversely, we held a longer-than-Index duration in European securities. This proved to be beneficial, as these yields declined over the period. Our exposure to select securities with short-term maturities also added value during the reporting period, as these yields rose less than the markets expected when the Fed raised rates.

Significant support for US Treasury and corporate bond markets came from abroad. These investors included Asian central banks, who have attempted to support the US dollar and temper their currencies' appreciation by buying US bonds. More than 40% of outstanding Treasuries are now held by investors outside the US. Foreign buyers of corporate securities included institutions worldwide, but especially those in Europe and the UK, as they looked for extra yield that was unavailable in their domestic markets. Non-US investors now own more than 20% of outstanding US corporate bonds.

In this environment, underweighting the corporate sector hurt returns as the sector benefited from investors' attraction to their yields. However, security selection in this area added to returns. A mortgage emphasis and security selection helped returns as low volatility and strong bank demand supported the sector. A tactical allocation to real return bonds added value, as Treasury Inflation Protected Securities

[SIDENOTE]

UBS PACE SELECT ADVISORS TRUST - UBS PACE STRATEGIC FIXED INCOME INVESTMENTS

INVESTMENT ADVISOR:
Pacific Investment Management Company LLC ("PIMCO")

PORTFOLIO MANAGER:
William C. Powers

OBJECTIVE:
Total return consisting of income and capital appreciation.

INVESTMENT PROCESS:
The Portfolio invests primarily in investment-grade bonds of governmental and private issuers in the United States and foreign countries. Its dollar-weighted average duration (a measure of sensitivity to interest rate changes) normally ranges between three and eight years. PIMCO seeks to invest in the areas of the bond market it considers undervalued, based on such factors as quality, sector, coupon and maturity. PIMCO decides to buy or sell specific bonds based on an analysis of their values relative to other similar bonds. PIMCO monitors the prepayment experience of the Portfolio's mortgage-backed bonds, and will also buy and sell securities to adjust the average portfolio duration, credit quality, yield curve, sector and prepayment exposure, as appropriate.

(TIPS) outperformed US Treasury securities by a wide margin. The municipal bond market performed well over the period due, in part, to strong demand from retail investors and insurance companies. As a result, the Portfolio's municipal bond exposure enhanced results, as these markets continued to show improving credit fundamentals and outpaced all other bond sectors during the reporting period.

PERFORMANCE AT A GLANCE (UNAUDITED)

                                                                                                                  SINCE
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED 1/31/05                        6 MONTHS     1 YEAR     5 YEARS   INCEPTION~
--------------------------------------------------------------------------------------------------------------------------
Before Deducting                                               Class A*           4.15%       4.37%       N/A         7.25%
Maximum Sales Charge                                           Class B**          3.78        3.69        N/A         6.17
or UBS PACE Program Fee                                        Class C***         3.90        3.94        N/A         6.87
                                                               Class Y****        4.32        4.68        N/A         6.99
                                                               Class P*****       4.32        4.77       8.38%        7.40
After Deducting                                                Class A*          -0.51       -0.32        N/A         6.06
Maximum Sales Charge                                           Class B**         -1.22       -1.26        N/A         5.75
or UBS PACE Program Fee                                        Class C***         3.15        3.19        N/A         6.87
                                                               Class P*****       3.53        3.21       6.76         5.80
Lehman Brothers Government/Credit Index                                           4.02        3.97       8.16         7.01
Lipper Intermediate Investment Grade Debt Funds median                            3.57        3.69       7.08         6.05

Average annual total returns for periods ended December 31, 2004, after deduction of the maximum sales charge or UBS PACE program fee, were as follows:
Class A--1-year period, -0.04%; since inception, 6.07%; Class B--1-year period, -1.04%; since inception, 5.74%; Class C--1-year period, 3.37%; since inception, 6.89%; Class Y--1-year period, 4.99%; since inception, 7.01%; Class P--1-year period, 3.37%; 5-year period, 6.51%; since inception, 5.80%.

~ Since inception returns are calculated as of commencement of issuance or reissuance on August 24, 1995 for Class P shares, December 11, 2000 for Class A shares, January 30, 2001 for Class B shares, December 1, 2000 for Class C shares and February 2, 2001 for Class Y shares. Since inception returns for the Index and Lipper median are shown as of August 31, 1995, which is the nearest month-end of the inception date of the oldest share class (Class P).

* Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

** Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 distribution and service fees.

*** Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

**** The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees.

***** Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees, but are subject to a maximum annual UBS PACE program fee of 1.5% of the value of Class P shares.

The Lehman Brothers Government/Credit Index is composed of all investment-grade bonds that have at least one year to maturity. The Index's total return comprises price appreciation/depreciation and income as a percentage of the original investment. The Index is rebalanced monthly by market capitalization.

Past performance does not predict future performance and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions. Total returns for periods of less than one year have not been annualized.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

EXPENSE EXAMPLE (UNAUDITED)

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs (as applicable), including sales charges (loads) or program fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (if applicable); and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, August 1, 2004 to January 31, 2005.

ACTUAL EXPENSES

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each class of shares under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads) or program fees. Therefore, the second line in the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                               BEGINNING            ENDING         EXPENSES PAID
                                                             ACCOUNT VALUE      ACCOUNT VALUE      DURING PERIOD*
                                                             AUGUST 1, 2004    JANUARY 31, 2005    8/1/04-1/31/05
------------------------------------------------------------------------------------------------------------------
Class A   Actual                                            $       1,000.00   $       1,041.50   $           6.33
          Hypothetical (5% annual return before expenses)           1,000.00           1,019.00               6.26
Class B   Actual                                                    1,000.00           1,037.80               9.96
          Hypothetical (5% annual return before expenses)           1,000.00           1,015.43               9.86
Class C   Actual                                                    1,000.00           1,039.00               8.84
          Hypothetical (5% annual return before expenses)           1,000.00           1,016.53               8.74
Class Y   Actual                                                    1,000.00           1,043.20               4.69
          Hypothetical (5% annual return before expenses)           1,000.00           1,020.62               4.63
Class P   Actual                                                    1,000.00           1,043.20               4.79
          Hypothetical (5% annual return before expenses)           1,000.00           1,020.52               4.74

*      Expenses are equal to the Portfolio's annualized net expense ratios:
       Class A: 1.23%, Class B: 1.94%, Class C: 1.72%, Class Y: 0.91%, Class P:
       0.93%, multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half year period).

PORTFOLIO STATISTICS (UNAUDITED)

CHARACTERISTICS                                                          1/31/05
--------------------------------------------------------------------------------
Weighted Average Duration                                              4.67 yrs.
Weighted Average Maturity                                              8.35 yrs.
Average Coupon                                                              4.80%
Net Assets (mm)                                                      $     434.2
Number of Securities                                                         186

PORTFOLIO COMPOSITION*                                                   1/31/05
--------------------------------------------------------------------------------
Long-Term Debt Securities (Bond and Notes)                                  87.1%
Futures, Swaps and Forward Foreign Currency Contracts                       (0.6)
Cash Equivalents and Other Assets Less Liabilities                          13.5
--------------------------------------------------------------------------------
Total                                                                      100.0%
--------------------------------------------------------------------------------

QUALITY DIVERSIFICATION*                                                 1/31/05
--------------------------------------------------------------------------------
U.S. Government and Agency Securities                                       48.2%
AAA                                                                         24.1
AA                                                                           2.3
A                                                                            1.5
BBB                                                                          7.0
BB                                                                           1.7
B                                                                            1.0
Below B/Non-rated                                                            1.3
Futures, Swaps and Forward Foreign Currency Contracts                       (0.6)
Cash Equivalents and Other Assets Less Liabilities                          13.5
--------------------------------------------------------------------------------
Total                                                                      100.0%
--------------------------------------------------------------------------------

SECTOR ALLOCATION*                                                       1/31/05
--------------------------------------------------------------------------------
Collateralized Mortgage Obligations                                         53.7%
U.S. Government Agency Mortgage Pass-Through Certificates                    8.1
Corporate Securities                                                         7.9
International Government Obligations                                         7.2
U.S. Government Obligations                                                  5.6
Municipal Securities                                                         2.8
Asset-Backed Securities                                                      1.8
Futures, Swaps and Forward Foreign Currency Contracts                       (0.6)
Stripped Mortgage-Backed Securities                                          0.0**
Cash Equivalents and Other Assets Less Liabilities                          13.5
--------------------------------------------------------------------------------
Total                                                                      100.0%
--------------------------------------------------------------------------------

* Weightings represent percentages of the Portfolio's net assets as of January 31, 2005. The Portfolio is actively managed and its composition will vary over time.

** Weighting represents less than 0.05% of the Portfolio's net assets as of January 31, 2005.

UBS PACE SELECT ADVISORS TRUST

UBS PACE MUNICIPAL FIXED INCOME INVESTMENTS

PERFORMANCE

For the six months ended January 31, 2005, the Fund's Class P shares returned 2.55% (before the deduction of the maximum UBS PACE program fee; 1.78% after the deduction of the maximum program fee), compared with 2.68% for the Lehman Brothers Municipal Five-Year Index (the "Index") and 3.04% for the Lipper Intermediate Municipal Debt Funds median. (Returns for all share classes over various time periods are shown in the table on page 23. Please note that the returns shown do not reflect the deduction of taxes that a shareholder could pay on Portfolio distributions or the redemption of Portfolio shares.)

MARKET REVIEW

The Federal Reserve Board (the "Fed") continued to raise short-term interest rates during the six-month reporting period and reiterated its desire to increase rates at a "measured pace." The federal funds rate (or "fed funds" rate)--the rate that banks charge one another for funds they borrow on an overnight basis--rose from 1.25% to 2.25% over the period and once more on February 2, bringing the rate to 2.50%. The municipal bond market was affected by these hikes, as yields on securities with maturities of less than three years rose by 20 to 75 basis points (a basis point is 1/100th of a percent). However, yields on intermediate- to long-term municipals declined 15 to 50 basis points. Long-term yields were supported by a lack of inflationary pressures and strong demand for Treasuries by foreign investors. As a result of these movements, the municipal yield curve flattened, with the difference between short- and long-term yields narrowing significantly.

Credit quality continued to strengthen, as municipalities benefited from higher tax revenues, driven by improving economic growth, fiscal discipline and, in many cases, higher tax rates. While retail investors largely remained on the sidelines, there was strong demand from property and casualty insurers. In particular, hedge fund and arbitrage investors were key participants in the buying and selling of tax-free bonds. All told, municipal securities significantly outperformed Treasuries during the reporting period.

ADVISOR'S COMMENTS

Over the period, the Portfolio maintained a yield advantage relative to its Index as we emphasized revenue bonds in favor of lower-yielding insured and pre-refunded bonds. We were drawn to general obligation bonds as the fiscal outlook improved along with the strengthening economy. Premium coupon bonds were emphasized due to the excess yields they offered and because of their defensive characteristics.

The Portfolio's duration was relatively neutral to the benchmark over the period and this had a minimal impact on relative performance. Yield curve exposure generally extended from two to 12 years. In contrast, the Index only contains securities with maturities between four and six years. Broad intermediate-term yield curve exposure contributed positively, particularly our holdings with six- to 12-year maturities.

Positive sector selection, particularly our revenue bonds, was a key driver of returns during the period. As investors sought higher-yielding bonds in this relatively low interest rate environment, income-oriented sectors such as hospitals, industrial development and tobacco were strong performers. An underweight to pre-refunded bonds relative to the Index was also beneficial, as credit sectors outperformed. A 2% weighting in tobacco bonds enhanced results, as the sector benefited from light supply and an improving litigation environment. Industrial development bonds performed well in concert with their taxable corporate bond counterparts. However, exposure to housing bonds detracted modestly from relative returns, as the sector lagged amidst rising prepayment activity.

Overweight positions to Florida and Puerto Rico hampered performance as both lagged the national market, largely due to heavy supply. However, exposure to California was positive, largely due to our holdings of the state's general obligation bonds.

At the end of the period, the Portfolio continued to generate excess yield versus the Index. This was largely due to sector and security selection. The Portfolio continues to emphasize revenue sectors such as housing, hospital, and industrial development bonds. Careful

[SIDENOTE]

UBS PACE SELECT ADVISORS TRUST - UBS PACE MUNICIPAL FIXED INCOME INVESTMENTS

INVESTMENT ADVISOR:
Standish Mellon Asset Management Company LLC ("Standish Mellon")

PORTFOLIO MANAGER:
Christine L. Todd

OBJECTIVE:
High current income exempt from Federal income tax.

INVESTMENT PROCESS:
In deciding which securities to buy for the Portfolio, Standish Mellon seeks to identify undervalued sectors or geographical regions of the municipal market, or undervalued individual securities. To do this, Standish Mellon uses credit research and valuation analysis, and monitors the relationship of the municipal yield curve to the Treasury yield curve. Standish Mellon may also make modest duration adjustments based on economic analyses and interest rate forecasts. Standish Mellon generally sells securities if it identifies more attractive investment opportunities within its investment criteria that may improve the Portfolio's return. Standish Mellon also may sell securities with weakening credit profiles or to adjust the average duration of the Portfolio.

analysis of state general obligation credits and issuance patterns, in the context of relative valuation, will likely drive increased exposure to securities that are backed by tax revenues. To achieve the proper balance of yield, liquidity, quality and diversification, the Portfolio will maintain a moderate exposure to pre-refunded bonds and a neutral weight to insured securities. A high-quality bias will remain in force going forward.

PERFORMANCE AT A GLANCE (UNAUDITED)

                                                                                                                  SINCE
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED 1/31/05                        6 MONTHS     1 YEAR     5 YEARS   INCEPTION~
--------------------------------------------------------------------------------------------------------------------------
Before Deducting                                               Class A*           2.44%       1.83%       N/A         4.10%
Maximum Sales Charge                                           Class B**          2.06        1.06        N/A         3.34
or UBS PACE Program Fee                                        Class C***         2.18        1.30        N/A         4.09
                                                               Class Y****        2.64        2.11        N/A         4.37
                                                               Class P*****       2.55        2.02       5.48%        4.94
After Deducting                                                Class A*          -2.15       -2.72        N/A         2.90
Maximum Sales Charge                                           Class B**         -2.94       -3.88        N/A         2.88
or UBS PACE Program Fee                                        Class C***         1.43        0.56        N/A         4.09
                                                               Class P*****       1.78        0.50       3.91         3.38
Lehman Brothers Municipal Five-Year Index                                         2.68        2.21       5.99         5.23
Lipper Intermediate Municipal Debt Funds median                                   3.04        2.67       5.94         5.06

Average annual total returns for periods ended December 31, 2004, after deduction of the maximum sales charge or UBS PACE program fee, were as follows:
Class A--1-year period, -2.43%; since inception, 2.94%; Class B--1-year period, -3.66%; since inception, 2.93%; Class C--1-year period, 0.79%; since inception, 4.15%; Class Y--1-year period, 2.26%; since inception, 4.42%; Class P--1-year period, 0.81%; 5-year period, 3.74%; since inception, 3.41%.

~ Since inception returns are calculated as of commencement of issuance on August 24, 1995 for Class P shares, January 23, 2001 for Class A shares, February 23, 2001 for Class B shares, December 4, 2000 for Class C shares and February 23, 2001 for Class Y shares. Since inception returns for the Index and Lipper median are shown as of August 31, 1995, which is the nearest month-end of the inception date of the oldest share class (Class
       P).

* Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

** Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 distribution and service fees.

*** Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

**** The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees.

***** Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees, but are subject to a maximum annual UBS PACE program fee of 1.5% of the value of Class P shares.

The Lehman Brothers Municipal Five-Year Index is a total return performance benchmark for the tax-exempt bond market. The Index is a sub-index of the Lehman Brothers Municipal Bond Index and includes all issues rated Aa/AA or higher with an average maturity of five years.

Past performance does not predict future performance and the performance information provided does not reflect the deduction of taxes that a shareholder could pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions. Total returns for periods of less than one year have not been annualized.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

EXPENSE EXAMPLE (UNAUDITED)

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs (as applicable); including sales charges (loads) or program fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (if applicable); and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, August 1, 2004 to January 31, 2005.

ACTUAL EXPENSES

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each class of shares under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads) or program fees. Therefore, the second line in the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                               BEGINNING            ENDING         EXPENSES PAID
                                                             ACCOUNT VALUE      ACCOUNT VALUE      DURING PERIOD*
                                                             AUGUST 1, 2004    JANUARY 31, 2005    8/1/04-1/31/05
------------------------------------------------------------------------------------------------------------------
Class A   Actual                                            $       1,000.00   $       1,024.40   $           4.90
          Hypothetical (5% annual return before expenses)           1,000.00           1,020.37               4.89
Class B   Actual                                                    1,000.00           1,020.60               8.71
          Hypothetical (5% annual return before expenses)           1,000.00           1,016.59               8.69
Class C   Actual                                                    1,000.00           1,021.80               7.54
          Hypothetical (5% annual return before expenses)           1,000.00           1,017.74               7.53
Class Y   Actual                                                    1,000.00           1,026.40               3.78
          Hypothetical (5% annual return before expenses)           1,000.00           1,021.48               3.77
Class P   Actual                                                    1,000.00           1,025.50               3.88
          Hypothetical (5% annual return before expenses)           1,000.00           1,021.37               3.87

*      Expenses are equal to the Portfolio's annualized net expense ratios:
       Class A: 0.96%, Class B:1.71%, Class C: 1.48%, Class Y: 0.74%, Class P:
       0.76%, multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half year period).

PORTFOLIO STATISTICS (UNAUDITED)

CHARACTERISTICS                                                          1/31/05
--------------------------------------------------------------------------------
Weighted Average Duration                                              4.29 yrs.
Weighted Average Maturity                                              5.00 yrs.
Average Coupon                                                              5.22%
Net Assets (mm)                                                      $     256.8

PORTFOLIO COMPOSITION*                                                   1/31/05
--------------------------------------------------------------------------------
Municipal Bonds and Notes                                                   98.5%
Short-Term Municipal Variable Notes                                          3.5
Tax-Free Money Market Fund                                                   0.0**
Other Assets Less Liabilities                                               (2.0)
--------------------------------------------------------------------------------
Total                                                                      100.0%
--------------------------------------------------------------------------------

TOP FIVE SECTORS*                                                        1/31/05
--------------------------------------------------------------------------------
Insured                                                                     31.9%
Revenue                                                                     28.4
General Obligations                                                         22.1
Pre-Refunded                                                                 5.3
Housing                                                                      3.2
--------------------------------------------------------------------------------
Total                                                                       90.9%
--------------------------------------------------------------------------------

TOP FIVE STATES*                                                         1/31/05
--------------------------------------------------------------------------------
California                                                                  15.0%
New York                                                                    12.1
Illinois                                                                     9.6
Texas                                                                        9.3
Massachusetts                                                                5.7
--------------------------------------------------------------------------------
Total                                                                       51.7%
--------------------------------------------------------------------------------

QUALITY DIVERSIFICATION*                                                 1/31/05
--------------------------------------------------------------------------------
AAA and Agency-Backed Securities                                            46.0%
AA                                                                          24.1
A                                                                           17.3
BBB                                                                         10.4
A-1+/VMIG1                                                                   3.5
Non-rated                                                                    0.7
Tax-Free Money Market Fund                                                   0.0**
Other Assets Less Liabilities                                               (2.0)
--------------------------------------------------------------------------------
Total                                                                      100.0%
--------------------------------------------------------------------------------

* Weightings represent percentages of the Portfolio's net assets as of January 31, 2005. The Portfolio is actively managed and its composition will vary over time.

** Weighting represents less than 0.05% of the Portfolio's net assets as of January 31, 2005.

UBS PACE SELECT ADVISORS TRUST

UBS PACE GLOBAL FIXED INCOME INVESTMENTS

PERFORMANCE

For the six months ended January 31, 2005, the Portfolio's Class P shares returned 10.54% (before deduction of the maximum UBS PACE program fee; 9.70% after deduction of the maximum program fee), compared with an 11.05% return for Citigroup World Government Bond Index (in US dollars) (the "Index") and a 9.34% return for the Lipper Global Income Funds median. (Returns for all share classes over various time periods are shown in the table on page 28. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.)

MARKET REVIEW

During the reporting period, sentiment in the financial markets was driven by ongoing fears about the impact of record oil prices on global growth prospects and uncertainty regarding the US election. Global bond markets remained sound, supported by the soft growth environment and few signs of strong inflationary pressures. The US dollar continued to come under pressure as fears grew about the consequences of the ever-growing trade deficit. Into the fourth quarter, there was plenty of volatility as the downtrend in the dollar accelerated. Both the Japanese yen and euro were major beneficiaries of the dollar's woes. The euro ended 2004 at a record high. However, into the New Year, it was the dollar's turn to outperform, reversing some of the downward trend seen at the end of 2004.

ADVISORS' COMMENTS

ROGGE GLOBAL PARTNERS

While the US has long been one of our least favorite bond markets, we were not especially keen on any of the G3 countries, a group of three industrialized nations consisting of Germany, Japan, and the US. In particular, Euroland failed to excite us. Over the reporting period, our underweight positions in the US and Japan relative to the Index added value. An overweight Canada position also added to performance, while our preference for Swedish and Danish bonds among the European markets had little impact on Portfolio returns. However, yield curve positioning was negative for the period, primarily because we were positioned at the short end of the US and Japanese yield curves. This detracted from results, as short-term yields in both countries rose (and prices fell), whereas long-term yields remained fairly stable.

Although there were some clear signs of a US economic rebound as the year drew to a close, it still failed to play any role in determining the direction of the US dollar. Sentiment in the market was dismissive of positive US data, with the focus remaining on the rising trade deficit. During the reporting period, our currency positioning of being long Australian and Canadian dollars added value. In addition, our long Swedish krona position versus the euro enhanced results. However, our currency positioning did give back some of its previous gains in January 2005 as the US dollar strengthened.

Investment grade credit continued to perform well, assisted, in our view, by the decisive outcome of the US presidential election, capping a year that was probably better than many investment grade investors had dared hope for when 2004 began. For much of the review period,

[SIDENOTE]

UBS PACE SELECT ADVISORS TRUST - UBS PACE GLOBAL FIXED INCOME INVESTMENTS

INVESTMENT ADVISORS:
Rogge Global Partners plc ("Rogge Global Partners") and Fischer Francis Trees & Watts, Inc. (and affiliates) ("FFTW")

PORTFOLIO MANAGERS:
Rogge Global Partners: Team, led by Olaf Rogge; FFTW: Team, led by David J. Marmon.

OBJECTIVE:
High total return.

INVESTMENT PROCESS:
ROGGE GLOBAL PARTNERS seeks to invest the Portfolio assets it manages in bonds of issuers in financially healthy countries, because it believes that these investments produce the highest bond and currency returns over time. In deciding which bonds to buy for the Portfolio, Rogge Global Partners uses a top-down analysis to find value across countries and to forecast interest and currency-exchange rates over a one-year horizon in those countries. Rogge Global Partners also uses an optimization model to help determine country currency and duration positions for the Portfolio. Rogge Global Partners generally sells securities that no longer meet these selection criteria or when it identifies more attractive investment opportunities, and may also sell securities to adjust the average duration of the Portfolio assets it manages.

FFTW divides the investment universe into three major blocs (Europe, the United States and Japan) and analyzes in each bloc, trends in economic growth, inflation, and monetary and fiscal policies. FFTW decides which securities to buy for the Portfolio by looking for investment opportunities where its opinions on the current economic environment of a bloc or country differ from those it judges to be reflected in current market valuations. FFTW generally sells securities when it has identified more attractive investment opportunities.

approximately 10%-15% of the Portfolio was invested in a diversified group of non-government securities, contributing to performance over the period.

Our analysis continued to show that credit quality in emerging markets debt was improving. Economic factors were constructive in most regions, with growth data continuing to surprise on the upside. Over the review period, roughly 2% of the Portfolio was invested in emerging markets debt, which enhanced relative results.

FISCHER FRANCIS TREES & WATTS

In general, our corporate, interest rate management, and foreign exchange positions generated positive results over the period. Corporate securities rallied during the third quarter of 2004, as the Fed continued its policy of "measured" rate hikes. The US corporate bond market exhibited its best monthly performance of 2004 in November. The majority of the positive excess return was sparked by the quick resolution of the presidential election in early November. In addition, the euro credit market posted positive returns. At the end of the period, we were underweight both US and European corporate securities.

Interest rate positions significantly contributed to returns during the fourth quarter of 2004 and in January 2005. In Japan, we maintained our neutral bias throughout the fourth quarter. In October, we continued to remain neutral overall in Europe while continuing to overweight the UK versus the Eurozone. In November, in Europe, we switched to a long duration position while continuing to overweight the UK versus the Eurozone. We also continued to overweight the long end of the US yield curve, reducing this position throughout the month. At the end of the period, the overall duration of the Portfolio was long relative to the benchmark, with the majority of the overweight in Europe.

We maintained a neutral allocation to mortgages during the beginning of the period. Agency mortgage-backed securities outperformed duration-matched Treasuries during this period, despite a meaningful drop in mortgage rates and a corresponding rise in prepayment risk. We then began increasing our allocation through the end of the period. Mortgages began the fourth quarter on a strong note, outperforming Treasuries. The sector benefited from strong demand after the weaker-than-consensus September payroll figures helped push interest rates lower. During November, mortgages outperformed Treasuries almost every day, leading to the second best month for the mortgage sector in 2004. Returns for the mortgage sector were mixed in December, but they finished with a small edge versus Treasuries on a duration-adjusted basis. We are continuing our overweight bias to the mortgage sector into 2005.

In foreign exchange, price action in the major currencies was largely range-bound throughout the third quarter of 2004, as oil prices and US economic sentiment continued to dominate the market. The bear market for the US dollar that gripped the foreign exchange markets in October continued unabated in November. In November, the euro bore the brunt of the dollar's depreciation, although Asian currencies appreciated significantly. December began with a brief pause in the downward trend for the US dollar, although it did eventually depreciate, with the euro reaching record highs during the holiday period. The main theme driving the depreciation of the dollar continued to be the large, unsustainable structural imbalances in the US economy, as well as the diversification of central bank reserves out of the dollar and into the euro, chiefly by Asia. Our foreign exchange positions fluctuated during the period in response to changing expectations. Our main positions included being short the euro versus the Swiss franc and short the US dollar versus the Canadian dollar in August. In addition, we were long the US dollar versus the euro and long the Japanese yen versus the euro in September, underweight the US dollar versus the Japanese yen in October and November, overweight the euro versus the US dollar in December, and short the euro versus the yen in January.

PERFORMANCE AT A GLANCE (UNAUDITED)

                                                                                                                  SINCE
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED 1/31/05                        6 MONTHS     1 YEAR     5 YEARS   INCEPTION~
--------------------------------------------------------------------------------------------------------------------------
Before Deducting                                               Class A*          10.41%       8.22%       N/A         9.77%
Maximum Sales Charge                                           Class B**          9.97        7.39        N/A         8.23
or UBS PACE Program Fee                                        Class C***        10.14        7.69        N/A         9.34
                                                               Class Y****       10.59        8.47        N/A         9.51
                                                               Class P*****      10.54        8.47       8.16%        6.01
After Deducting                                                Class A*           5.47        3.36        N/A         8.57
Maximum Sales Charge                                           Class B**          4.97        2.39        N/A         7.83
or UBS PACE Program Fee                                        Class C***         9.39        6.94        N/A         9.34
                                                               Class P*****       9.70        6.85       6.55         4.43
Citigroup World Government Bond Index (in USD)                                   11.05        8.51       8.95         6.52
Lipper Global Income Funds median                                                 9.34        7.58       7.98         6.45

Average annual total returns for periods ended December 31, 2004, after deduction of the maximum sales charge or UBS PACE program fee, were as follows:
Class A--1-year period, 4.85%; since inception, 9.11%; Class B--1-year period, 4.02%; since inception, 8.42%; Class C--1-year period, 8.48%; since inception, 9.91%; Class Y--1-year period, 10.11%; since inception, 10.09%; Class P--1-year period, 8.39%; 5-year period, 5.97%; since inception, 4.63%.

~ Since inception returns are calculated as of commencement of issuance on August 24, 1995 for Class P shares, December 11, 2000 for Class A shares, February 5, 2001 for Class B shares, December 1, 2000 for Class C shares and January 16, 2001 for Class Y shares. Since inception returns for the Index and Lipper median are shown as of August 31, 1995, which is the nearest month-end of the inception date of the oldest share class (Class
       P).

* Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

** Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 distribution and service fees.

*** Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

**** The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees.

***** Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees, but are subject to a maximum annual UBS PACE program fee of 1.5% of the value of Class P shares.

The Citigroup World Government Bond Index (in USD) is a market capitalization-weighted index composed of straight (i.e., not floating rate or index-linked) government bonds with a one-year minimum maturity. The average maturity is seven years. The Index includes the 21 government bond markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Japan, the Netherlands, Norway, Poland, Portugal, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

Past performance does not predict future performance and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions. Total returns for periods of less than one year have not been annualized.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

EXPENSE EXAMPLE (UNAUDITED)

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs (as applicable); including sales charges (loads) or program fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (if applicable); and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, August 1, 2004 to January 31, 2005.

ACTUAL EXPENSES

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each class of shares under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads) or program fees. Therefore, the second line in the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                               BEGINNING            ENDING         EXPENSES PAID
                                                             ACCOUNT VALUE      ACCOUNT VALUE      DURING PERIOD*
                                                             AUGUST 1, 2004    JANUARY 31, 2005    8/1/04-1/31/05
------------------------------------------------------------------------------------------------------------------
Class A   Actual                                            $       1,000.00   $       1,104.10   $           7.21
          Hypothetical (5% annual return before expenses)           1,000.00           1,018.35               6.92
Class B   Actual                                                    1,000.00           1,099.70              11.17
          Hypothetical (5% annual return before expenses)           1,000.00           1,014.57              10.71
Class C   Actual                                                    1,000.00           1,101.40               9.80
          Hypothetical (5% annual return before expenses)           1,000.00           1,015.88               9.40
Class Y   Actual                                                    1,000.00           1,105.90               5.57
          Hypothetical (5% annual return before expenses)           1,000.00           1,019.91               5.35
Class P   Actual                                                    1,000.00           1,105.40               6.00
          Hypothetical (5% annual return before expenses)           1,000.00           1,019.51               5.75

*      Expenses are equal to the Portfolio's annualized net expense ratios:
       Class A: 1.36%, Class B: 2.11%, Class C: 1.85%, Class Y: 1.05%, Class P:
       1.13%, multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half year period).

PORTFOLIO STATISTICS (UNAUDITED)

CHARACTERISTICS                                                          1/31/05
--------------------------------------------------------------------------------
Net Assets (mm)                                                         $  431.7
Number of Securities                                                         208

PORTFOLIO COMPOSITION*                                                   1/31/05
--------------------------------------------------------------------------------
Long-Term Global Debt Securities                                            87.2%
Futures and Forward Foreign Currency Contracts                               0.4
Warrants                                                                     0.0**
Cash Equivalents and Other Assets Less Liabilities                          12.4
--------------------------------------------------------------------------------
Total                                                                      100.0%
--------------------------------------------------------------------------------

QUALITY DIVERSIFICATION*                                                 1/31/05
--------------------------------------------------------------------------------
U.S. Government and Agency Securities                                       17.3%
AAA                                                                         38.9
AA                                                                          17.5
A                                                                            5.2
BBB                                                                          4.6
BB                                                                           0.5
Non-Rated                                                                    3.2
Futures and Forward Foreign Currency Contracts                               0.4
Warrants                                                                     0.0**
Cash Equivalents and Other Assets Less Liabilities                          12.4
--------------------------------------------------------------------------------
Total                                                                      100.0%
--------------------------------------------------------------------------------

TOP 5 COUNTRIES*                                                         1/31/05
--------------------------------------------------------------------------------
United States                                                               45.2%
Japan                                                                       11.2
Sweden                                                                       7.6
United Kingdom                                                               6.5
France                                                                       5.5
--------------------------------------------------------------------------------
Total                                                                       76.0%
--------------------------------------------------------------------------------

* Weightings represent percentages of the Portfolio's net assets as of January 31, 2005. The Portfolio is actively managed and its composition will vary over time.

** Weighting represents less than 0.05% of the Portfolio's net assets as of January 31, 2005.

UBS PACE SELECT ADVISORS TRUST

UBS PACE LARGE CO VALUE EQUITY INVESTMENTS

PERFORMANCE

For the six months ended January 31, 2005, the Portfolio's Class P shares returned 10.22% (before the deduction of the maximum UBS PACE program fee; 9.39% after the deduction of the maximum program fee), compared with an 11.67% return of the Russell 1000 Value Index (the "Index") and a 9.21% return of the Lipper Large Cap Value Funds median. (Returns for all share classes over various time periods are shown in the table on page 33. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.)

MARKET REVIEW

A combination of factors created a backdrop for strong performance in the equity markets, including lower-than-expected long-term interest rates, slower but still robust economic and corporate earnings growth, and a quick and decisive US presidential election. For the six-month reporting period, market leadership reversed course twice. In the first month of the period, higher-quality securities outperformed more speculative asset classes. However, market leadership then reverted to that experienced in 2003, as improved investor optimism spurred by stronger economic data ignited a rally that drove speculative securities higher. A significant decline in the dollar, coupled with an increase in the US trade deficit, rising inflation and continued terrorism around the world, did not restrain investor enthusiasm during the last four months of 2004. During this period, the lowest priced securities with the smallest market capitalizations and the weakest earnings prospects performed the best. The factors that drove the market again reversed course in January 2005, and high-quality securities that led earlier in 2004 outperformed.

ADVISORS' COMMENTS

SSgA

During the six-month reporting period, our portion of the Portfolio slightly outperformed the Index, buoyed by our investment process, which incorporates perspectives on valuation, quality and investor sentiment. Over the period, these components were solid predictors of investment returns; specifically, the earnings-to-price and price reversal (which indicates whether a stock has been "overbought" or "oversold") perspectives have performed well.

As we would expect, results were driven by stock selection decisions. More specifically, the Portfolio's technology and utility holdings enhanced results over the period. Conversely, the Portfolio's returns were somewhat dampened by its financials and consumer staples holdings. At the stock level, VeriSign, Inc., the main operator of the Internet address database, was our portion of the Portfolio's largest positive contributor to performance. The company reported fiscal third quarter profit of more than $40 million, as sales increased after the acquisition of Jamba!, which sells ring tones and music for mobile telephones. An overweight position in McAfee Inc. also boosted returns. The world's second largest maker of anti-virus software announced that its fiscal third quarter profit surged to $118.1 million, reflecting a gain from the sale of its Sniffer network monitoring business. Within the utilities sector, TXU Corp. climbed 77% over the period. TXU, the largest power producer in Texas, offered to repurchase $1.54 billion in equity-linked debt securities and convertible notes to reduce its borrowing costs and avert an increase in its outstanding shares. On the other hand, not holding Altria Group Inc., owner of cigarette maker Phillip Morris

[SIDENOTE]

UBS PACE SELECT ADVISORS TRUST - UBS PACE LARGE CO VALUE EQUITY INVESTMENTS

INVESTMENT ADVISORS:
SSgA Funds Management, Inc. ("SSgA"), Institutional Capital Corporation ("ICAP") and Westwood Management Corporation ("Westwood")

PORTFOLIO MANAGER:
SSgA: Team; ICAP: Team; Westwood: Susan M. Byrne

OBJECTIVE:
Capital appreciation and dividend income.

INVESTMENT PROCESS:
SSgA uses several independent valuation measures to identify investment opportunities within a large-cap value universe and combines factors to produce an overall rank. Comprehensive research determines the optimal weighting of these perspectives to arrive at strategies that vary by industry. SSgA constructs the portion of the Portfolio it advises by selecting the highest-ranked stocks from the investable universe, and manages deviations from the benchmark to maximize the risk/reward trade-off. The resulting Portfolio has characteristics similar to the Russell 1000 Value Index. SSgA generally sells stocks that no longer meet its selection criteria or that it believes otherwise may adversely affect performance relative to the Index.

ICAP uses its proprietary valuation model to identify large-capitalization companies that it believes offer the best relative values because they sell below the price-to-earnings ratio warranted by their prospects. ICAP looks for companies where there is a catalyst for positive change with potential to produce stock appreciation of 15% or more relative to the market over the next 12 to 18 months. ICAP also uses internally generated research to evaluate the financial condition and business prospects of every company it considers. ICAP monitors each stock purchased and sells the stock when its target price is achieved, the catalyst becomes inoperative, or ICAP identifies another stock with greater opportunity for appreciation.

WESTWOOD maintains a list of securities that it believes have proven records and potential for above-average earnings growth. It considers purchasing a security on such list if Westwood's forecasted growth rates and earnings estimates exceed Wall Street expectations, or Westwood's forecasted price/earnings ratio is less than the forecasted growth rate. Westwood monitors the issuing companies and sells a stock if Westwood expects limited future price appreciation or if the projected price/earnings ratio exceeds the three-year growth rate.

and Kraft Foods, negatively impacted performance in our portion of the Portfolio. Investors drove its share price up after the firm's CEO announced prospective plans to separate the company into several units to improve shareholder returns. Our portion of the Portfolio was also hurt by not holding Goldman Sachs Group and underweighting Citigroup Inc., which rose +22% and +17%, respectively.

ICAP

During the reporting period, we continued to seek to invest in large-cap companies with strong cash flows, solid market share, good management teams, and profitability. We also favored income-paying stocks with growing earnings and dividends.

Overall, our portion of the Portfolio slightly underperformed the benchmark over the period, primarily due to stock selection. In particular, our holdings in the technology, consumer services, financials, utilities and transportation sectors lagged the benchmark. However, our holdings in the basic industries, capital spending, consumer durables, consumer staples, healthcare, retail and communications sectors enhanced relative results.

Our portion of the Portfolio was overweight in the basic industries, technology, healthcare, energy, retail, transportation, and communications sectors relative to the Index during the period. Conversely, our portion of the Portfolio held underweights in the capital spending, consumer durables, consumer services, financials and utilities sectors.

The top five positive contributors to performance over the period were Altria Group Inc., due to the potential spinoff of its Kraft food business; Archer Daniels Midland Co., which benefited from a worldwide demand for food products; ConocoPhillips, due to solid operations and higher oil prices; Citigroup Inc., because of its strong financial performance; and Goldman Sachs Group Inc., which benefited from increased merger and acquisition activity. The largest negative contributors to performance were Pfizer,** due to alleged cardiovascular risks with its drug Celebrex; Clear Channel Communications,** because of disappointing advertising revenue; Fannie Mae,** as it suffered due to a restatement of its earnings; Hewlett-Packard Co., because of disappointing results from its acquisition of Compaq Computer and missed financial targets; and Corinthian Colleges,** as it posted disappointing earnings.

ICAP continues to position our portion of the Portfolio with financially strong large cap value companies with high dividend yields and growing earnings. We believe that these types of companies will be able to benefit from increased worldwide demand for goods and services in a rising interest rate environment.

WESTWOOD

Overall, our portion of the Portfolio experienced solid performance from holding quality companies, but the Index saw periods when companies that we consider to be lower quality outperformed. Given the divergence between our process and the temporary areas of Index strength, our portion of the Portfolio lagged the Index over the period.

During the reporting period, the largest positive contributor to performance was security selection in the financial services, consumer discretionary, and autos and transportation sectors. The financial services sector was an interesting one for us during the period. It was the largest underweight relative to the Index, because the Russell 1000 Value Index finished the period with a sector weight of approximately 33%, while our risk control rules prohibit sector allocations above 25%. As mentioned, our security selection in financial services enhanced results, in particular our holdings in the securities brokerage, regional banks and insurance industries. However, our underweight hurt relative performance as the sector as a whole performed well over the period. Within the consumer discretionary sector, our portion of the Portfolio benefited from a 30% return from Starwood Hotels & Resorts Worldwide Inc., as well as double-digit returns from Federated Department Stores, Inc. and Altria Group Inc. Holdings in the auto and transportation industries benefited from strength in the industrial sectors of the economy, as exhibited by strong performance by Burlington Northern Santa Fe Corp. An overweight in the energy sector also enhanced results. Strong stock selection from holdings such as ConocoPhillips positively contributed to results, and most of our energy-related holdings posted double-digit returns over the reporting period.

The primary detractor from results was found in the healthcare sector, with performance in the utilities and materials and processing sectors also hurting returns. Within healthcare, Merck & Co. and Pfizer underperformed after the announcement that Merck's drug Vioxx was being pulled from the market because of safety concerns.** Pfizer produces a competing drug and was not directly involved, but its share price was hurt by fears that its drugs would also be pulled. Within utilities, underperformance from our holdings in the telecommunications and electric utilities industries negatively impacted the Portfolio. Stocks in the materials and processing sector also lagged as investors began to fear that rising costs would negatively impact these companies.

Based on what we believe to be true about various economic factors, our Portfolio is focused on high quality. We are investing in cyclical companies that have the ability to generate strong levels of free cash flow growth and leverage to the economic cycle. We are also focusing on companies that offer attractive yields, expanding payout ratios and high or growing dividends.

**     Not held in the Portfolio as of January 31, 2005.

PERFORMANCE AT A GLANCE (UNAUDITED)

                                                                                                                  SINCE
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED 1/31/05                        6 MONTHS     1 YEAR     5 YEARS   INCEPTION~
--------------------------------------------------------------------------------------------------------------------------
Before Deducting                                               Class A*          10.09%       9.52%       N/A         4.08%
Maximum Sales Charge                                           Class B**          9.60        8.61        N/A         3.28
or UBS PACE Program Fee                                        Class C***         9.68        8.68        N/A         3.32
                                                               Class Y****       10.25        9.88        N/A         3.96
                                                               Class P*****      10.22        9.84       4.47%        9.21
After Deducting                                                Class A*           4.04        3.49        N/A         2.67
Maximum Sales Charge                                           Class B**          4.60        3.61        N/A         2.85
or UBS PACE Program Fee                                        Class C***         8.68        7.68        N/A         3.32
                                                               Class P*****       9.39        8.20       2.92         7.58
Russell 1000 Value Index                                                         11.67       12.45       5.59        11.82
Lipper Large Cap Value Funds median                                               9.21        7.99       3.34         9.40

Average annual total returns for periods ended December 31, 2004, after deduction of the maximum sales charge or UBS PACE program fee, were as follows:
Class A--1-year period, 6.66%; since inception, 3.08%; Class B--1-year period, 6.90%; since inception, 3.29%; Class C--1-year period, 10.98%; since inception, 3.76%; Class Y--1-year period, 13.22%; since inception, 4.41%; Class P--1-year period, 11.45%; 5-year period, 1.77%; since inception, 7.82%.

~ Since inception returns are calculated as of commencement of issuance on August 24, 1995 for Class P shares, November 27, 2000 for Class A, B and C shares and January 19, 2001 for Class Y shares. Since inception returns for the Index and Lipper median are shown as of August 31, 1995, which is the nearest month-end of the inception date of the oldest share class (Class P).

* Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

** Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 distribution and service fees.

*** Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

**** The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees.

***** Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees, but are subject to a maximum annual UBS PACE program fee of 1.5% of the value of Class P shares.

The Russell 1000 Value Index measures the performance of a large universe of stocks with lower price-to-book ratios and lower forecasted growth values.

Past performance does not predict future performance and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions. Total returns for periods of less than one year have not been annualized.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

EXPENSE EXAMPLE (UNAUDITED)

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs (as applicable); including sales charges (loads) or program fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (if applicable); and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, August 1, 2004 to January 31, 2005.

ACTUAL EXPENSES

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each class of shares under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads) or program fees. Therefore, the second line in the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                               BEGINNING            ENDING         EXPENSES PAID
                                                             ACCOUNT VALUE      ACCOUNT VALUE      DURING PERIOD*
                                                             AUGUST 1, 2004    JANUARY 31, 2005    8/1/04-1/31/05
------------------------------------------------------------------------------------------------------------------
Class A   Actual                                            $       1,000.00   $       1,100.90   $           6.09
          Hypothetical (5% annual return before expenses)           1,000.00           1,019.41               5.85
Class B   Actual                                                    1,000.00           1,096.00              10.83
          Hypothetical (5% annual return before expenses)           1,000.00           1,014.87              10.41
Class C   Actual                                                    1,000.00           1,096.80              10.25
          Hypothetical (5% annual return before expenses)           1,000.00           1,015.43               9.86
Class Y   Actual                                                    1,000.00           1,102.50               4.45
          Hypothetical (5% annual return before expenses)           1,000.00           1,020.97               4.28
Class P   Actual                                                    1,000.00           1,102.20               4.93
          Hypothetical (5% annual return before expenses)           1,000.00           1,020.52               4.74

*      Expenses are equal to the Portfolio's annualized net expense ratios:
       Class A: 1.15%, Class B: 2.05%, Class C: 1.94%, Class Y: 0.84%, Class P:
       0.93%, multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half year period).

PORTFOLIO STATISTICS (UNAUDITED)

CHARACTERISTICS                                                            1/31/05
----------------------------------------------------------------------------------
Net Assets (mm)                                                         $  1,121.1
Number of Securities                                                           159

PORTFOLIO COMPOSITION*                                                     1/31/05
----------------------------------------------------------------------------------
Common Stocks                                                                 95.8%
ADRs                                                                           2.0
Cash Equivalents and Other Assets Less Liabilities                             2.2
----------------------------------------------------------------------------------
Total                                                                        100.0%
----------------------------------------------------------------------------------

TOP 5 SECTORS*                                                             1/31/05
----------------------------------------------------------------------------------
Financials                                                                    27.1%
Industrials                                                                   14.6
Energy                                                                        13.6
Consumer Discretionary                                                        11.1
Information Technology                                                         7.5
----------------------------------------------------------------------------------
Total                                                                         73.9%
----------------------------------------------------------------------------------

TOP TEN EQUITY HOLDINGS*                                                   1/31/05
----------------------------------------------------------------------------------
Exxon Mobil                                                                    4.0%
Bank of America                                                                3.8
Citigroup                                                                      3.3
General Electric                                                               3.1
ChevronTexaco                                                                  1.9
J.P. Morgan Chase                                                              1.9
Altria Group                                                                   1.9
ConocoPhillips                                                                 1.8
Verizon Communications                                                         1.7
Comcast                                                                        1.6
----------------------------------------------------------------------------------
Total                                                                         25.0%
----------------------------------------------------------------------------------

* Weightings represent percentages of the Portfolio's net assets as of January 31, 2005. The Portfolio is actively managed and its composition will vary over time.

UBS PACE SELECT ADVISORS TRUST

UBS PACE LARGE CO GROWTH EQUITY INVESTMENTS

PERFORMANCE

For the six months ended January 31, 2005, the Portfolio's Class P shares returned 9.91% (before the deduction of the maximum UBS PACE program fee; 9.09% after the deduction of the maximum program fee), compared with the Russell 1000 Growth Index (the "Index"), which returned 6.01%, and the Lipper Large-Cap Growth Funds median, which returned 7.13%. (Returns for all share classes over various time periods are shown in the table on page 38. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.)

MARKET REVIEW

US large capitalization equities performed well during the six-month reporting period. Over that time, the S&P 500 Index--which is a proxy for the performance of large capitalization companies--returned 8.16%. The lion's share of the equity market's gains were achieved in November and December of 2004, when investor confidence seemed to improve due to a quickly resolved US presidential election, lower energy prices and generally strong corporate profits. During the period, the strongest returns were generated by the utilities, telecommunications services, consumer discretionary and energy sectors. Conversely, healthcare, information technology, financials and consumer staples lagged the overall market. There continued to be a significant divergence in returns across investment styles over the period. Large capitalization value equities, as represented by the Russell 1000 Value Index, returned 11.67%, while large capitalization growth equities, as represented by the Russell 1000 Growth Index, had a return of 6.01%.

ADVISORS' COMMENTS

GEAM

Our bottom-up stock selection process proved beneficial over the reporting period, as our portion of the Portfolio outperformed the Index. In general, holdings include those that we have identified as being market leaders with solid financial characteristics, strong management teams, double-digit growth and reasonable market valuations. The Portfolio's largest holdings over the period included Vodafone-Carnival Corp., First Data, UnitedHealth Group and Liberty Media. Relative weightings in sectors and industry groups are a result of our stock selection process. Based on this process, the Portfolio was underweight the consumer staples, industrials, healthcare, materials, information technology and utility sectors. Conversely, the Portfolio was overweight the financial, consumer discretionary, telecommunications and energy sectors.

During the period, holdings in the healthcare, consumer discretionary and telecommunications sectors enhanced relative results. In healthcare, improved visibility to changes in Medicare helped UnitedHealth Group and Lincare to generate very strong performance. In addition, Johnson & Johnson had solid growth despite increased competition for its drug-eluting stent, a device used to treat coronary artery disease. In the consumer discretionary sector, Liberty Media and its recent spin off, Liberty Media International, were solid performers, as investors rewarded

[SIDENOTE]

UBS PACE SELECT ADVISORS TRUST - UBS PACE LARGE CO GROWTH EQUITY INVESTMENTS

ADVISORS:
GE Asset Management Incorporated ("GEAM"), Marsico Capital Management ("Marsico") and SSgA Funds Management, Inc. ("SSgA")

PORTFOLIO MANAGERS:
GEAM: David B. Carlson; Marsico: Tom Marsico; SSgA: Team

OBJECTIVE:
Capital appreciation

INVESTMENT PROCESS:
GEAM invests primarily in a limited number of equity securities believed to have above-average growth histories and/or growth potential. GEAM seeks to identify companies with characteristics such as: above-average annual growth rates, financial strength, leadership in their respective industries and high-quality management focused on generating shareholder value.

MARSICO seeks to identify companies with earnings growth potential that may not be recognizable by the market at large. Marsico's stock selection process focuses on factors such as market expertise or dominance, franchise durability and pricing power, solid company fundamentals, as well as strong management and reasonable valuations. Marsico's disciplined investment approach combines top-down analysis with bottom-up stock picking.

SSgA seeks to outperform the Russell 1000 Growth Index (before fees and expenses). SsgA uses several independent valuation measures to identify investment opportunities within a large-cap growth universe and combines factors to produce an overall rank. Comprehensive research helps determine the optimal weighting of these perspectives to arrive at strategies that vary by industry. SSgA ranks all companies within the investable universe from top to bottom based on their relative attractiveness. SSgA constructs its portion of the Portfolio by selecting the highest-ranked stocks from the universe, and manages deviations from the benchmark to maximize the risk/reward trade-off. The Portfolio has characteristics similar to the Index. SSgA generally sells stocks that no longer meet its selection criteria or that it believes otherwise may adversely affect performance relative to the Index.

their efforts to simplify their corporate structure. Bookings and pricing at Carnival Corp. were strong, and cash flow improved, as capital needs for new ship capacity slowed. Our sole telecommunications holding, Vodafone, gained over 20% as subscriber growth was positive and investors looked forward to their next generation of phone offerings.

The primary negative performers during the period were in the information technology and industrial sectors. In information technology, our holdings slightly lagged those stocks in the Index. Despite the strengthening of corporate IT spending and rising earnings estimates, Cisco System's shares fell 14% over the period. Weakness in First Data Corp. and Intel's shares also negatively impacted performance. Our one industrial sector holding, Dover, generated disappointing results.

Despite the volatile markets, we maintained our disciplined approach to identifying stocks with sustainable earnings. In keeping with this philosophy, Monsanto and Freddie Mac were added to the Portfolio over this time period. We eliminated Gillette, because of valuation concerns and Cardinal Health, due to deteriorating fundamentals.

MARSICO CAPITAL

Our portion of the Portfolio significantly outperformed its Index over the reporting period. This was due to a variety of factors, including the strong performance of holdings in the information technology sector. For example, in the technology hardware and equipment industry, Apple Computer,** QUALCOMM and Dell, boosted returns. In the technology software and services industry, video game software developer Electronic Arts was a large contributor to performance. Asset allocation decisions within the sector were positive as well. For example, the Portfolio had no exposure to the weak semiconductor and semiconductor equipment industry. Another area of strength for the Portfolio was in the healthcare sector, as healthcare services company UnitedHealth Group was the largest individual contributor to results during the period. Performance was also enhanced by our underweight position in the pharmaceuticals and biotechnology industry. On an industry level, the largest positive contributor to results was in the diversified financials area, as we were rewarded for having an overweight posture. Examples of strong performers included SLM, Goldman Sachs Group and Citigroup. Select holdings and our investment posture in the consumer discretionary sector were beneficial as well. In the hotels, restaurants and leisure industry, a significant overweight position and stock selection boosted returns. In particular, Portfolio holdings Wynn Resorts, MGM Mirage and Starbucks contributed to results.

At a sector level, consumer staples was the primary detractor from performance over the period, with Procter & Gamble generating weak results. At an industry level, investments in retailing had a negative impact on performance, with Tiffany & Co.** being a drag on returns.

SSgA

During the six-month reporting period, our portion of the Portfolio handily outperformed the Index, buoyed by our investment process, which incorporates perspectives on valuation, quality and investor sentiment. Over the period, these components were solid predictors of investment returns; specifically, the earnings-to-price and price reversal (which indicates whether a stock has been "overbought" or "oversold") perspectives have performed well.

Strong stock selection drove our portion of the Portfolio's outperformance versus the Index, with technology, materials and healthcare stocks leading the way. More specifically, overweights to a number of software companies bolstered performance. McAfee, the world's second largest maker of anti-virus software, announced that fiscal third quarter profit surged to $118.1 million, reflecting a gain from the sale of its Sniffer network monitoring business. The largest maker of graphic design software, Adobe Systems, generated strong results, as its fourth quarter net income increased by 36% as sales surged for its Creative Suite publishing and design program. Another software holding, Oracle Systems, rose over 30% during the period, as it gained control of PeopleSoft. In addition, VeriSign, the main operator of the Internet address database, rose nearly 50% when it announced solid third quarter 2004 profits due to increased sales. While technology stocks comprised some of the Fund's top contributors, our portion of the Portfolio was hurt by not holding Apple Computer Inc. and Yahoo Inc. An overweight to Nucor boosted returns as the largest US steel producer gained momentum from higher prices, as well as improving US demand. An overweight in UnitedHealth Group, the largest US health insurer, also helped performance. The company's shares rose after it reported a 36% increase in quarterly profits. In addition, UnitedHealth Group benefited from improved control of medical costs. While not sufficient to offset gains, our portion of the Portfolio was hurt by certain telecommunication and financial holdings. For example, an overweight in American International Group detracted from results. Once news broke of widespread bid-rigging among insurance companies, the stock, along with all other insurance companies in the industry, fell sharply. An underweight in Nextel Communications also hurt performance as its shares steadily advanced during the period.

**     Not held in the Portfolio as of January 31, 2005.

PERFORMANCE AT A GLANCE (UNAUDITED)

                                                                                                                    SINCE
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED 1/31/05                        6 MONTHS     1 YEAR     5 YEARS     INCEPTION~
------------------------------------------------------------------------------------------------------------------------------
Before Deducting                                               Class A*           9.70%       3.49%       N/A            -8.65%
Maximum Sales Charge                                           Class B**          9.22        2.58        N/A            -9.36
or UBS PACE Program Fee                                        Class C***         9.29        2.72        N/A            -9.32
                                                               Class Y****        9.88        3.94        N/A            -7.00
                                                               Class P*****       9.91        3.81      -9.06%            5.63
After Deducting                                                Class A*           3.64       -2.18        N/A            -9.88
Maximum Sales Charge                                           Class B**          4.22       -2.42        N/A            -9.80
or UBS PACE Program Fee                                        Class C***         8.29        1.72        N/A            -9.32
                                                               Class P*****       9.09        2.27     -10.42             4.06
Russell 1000 Growth Index                                                         6.01        0.70      -9.04             7.21
Lipper Large-Cap Growth Funds median                                              7.13        1.71      -7.92             6.26

Average annual total returns for periods ended December 31, 2004, after deduction of the maximum sales charge or UBS PACE program fee, were as follows:
Class A--1-year period, 2.61%, since inception, -9.28%; Class B--1-year period, 2.60%, since inception, -9.19%; Class C--1-year period, 6.67%, since inception, -8.70%; Class Y--1-year period, 8.96%, since inception, -6.30%; Class P--1-year period, 7.22%, 5-year period, -10.65%, since inception, 4.50%.

~ Since inception returns are calculated as of commencement of issuance on August 24, 1995 for Class P shares, November 27, 2000 for Class A, B, and C shares and February 15, 2001 for Class Y shares. Since inception returns for the Index and Lipper median are shown as of August 31, 1995, which is the nearest month-end of the inception date of the oldest share class (Class P).

* Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

** Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 distribution and service fees.

*** Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

**** The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees.

***** Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees, but are subject to a maximum annual UBS PACE program fee of 1.5% of the value of Class P shares.

The Russell 1000 Growth Index measures the performance of a large universe of stocks with higher price-to-book ratios and higher forecasted growth values.

Past performance does not predict future performance and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions. Total returns for periods of less than one year have not been annualized.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

EXPENSE EXAMPLE (UNAUDITED)

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs (as applicable), including sales charges (loads) or program fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (if applicable); and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, August 1, 2004 to January 31, 2005.

ACTUAL EXPENSES

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each class of shares under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads) or program fees. Therefore, the second line in the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                               BEGINNING            ENDING         EXPENSES PAID
                                                             ACCOUNT VALUE      ACCOUNT VALUE      DURING PERIOD*
                                                             AUGUST 1, 2004    JANUARY 31, 2005    8/1/04-1/31/05
------------------------------------------------------------------------------------------------------------------
Class A   Actual                                            $       1,000.00   $       1,097.00   $           6.87
          Hypothetical (5% annual return before expenses)           1,000.00           1,018.65               6.61
Class B   Actual                                                    1,000.00           1,092.20              11.39
          Hypothetical (5% annual return before expenses)           1,000.00           1,014.32              10.97
Class C   Actual                                                    1,000.00           1,092.90              11.13
          Hypothetical (5% annual return before expenses)           1,000.00           1,014.57              10.71
Class Y   Actual                                                    1,000.00           1,098.80               4.55
          Hypothetical (5% annual return before expenses)           1,000.00           1,020.87               4.38
Class P   Actual                                                    1,000.00           1,099.10               5.13
          Hypothetical (5% annual return before expenses)           1,000.00           1,020.32               4.94

*      Expenses are equal to the Portfolio's annualized net expense ratios:
       Class A: 1.30%, Class B: 2.16%, Class C: 2.11%, Class Y: 0.86%, Class P:
       0.97%, multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half year period).

PORTFOLIO STATISTICS (UNAUDITED)

CHARACTERISTICS                                                            1/31/05
----------------------------------------------------------------------------------
Net Assets (mm)                                                         $    796.7
Number of Securities                                                           117

PORTFOLIO COMPOSITION*                                                     1/31/05
----------------------------------------------------------------------------------
Common Stocks                                                                 96.2%
ADRs                                                                           1.5
Cash Equivalents and Other Assets Less Liabilities                             2.3
----------------------------------------------------------------------------------
Total                                                                        100.0%
----------------------------------------------------------------------------------

TOP 5 SECTORS*                                                             1/31/05
----------------------------------------------------------------------------------
Health Care                                                                   21.7%
Consumer Discretionary                                                        19.4
Information Technology                                                        17.9
Financials                                                                    16.8
Industrials                                                                   11.9
----------------------------------------------------------------------------------
Total                                                                         87.7%
----------------------------------------------------------------------------------

TOP TEN EQUITY SECURITIES*                                                 1/31/05
----------------------------------------------------------------------------------
UnitedHealth Group                                                             5.7%
Procter & Gamble                                                               3.0
SLM                                                                            3.0
Johnson & Johnson                                                              2.9
Dell                                                                           2.8
Pfizer                                                                         2.7
Carnival                                                                       2.5
FedEx                                                                          2.3
Zimmer Holdings                                                                2.1
Citigroup                                                                      1.9
----------------------------------------------------------------------------------
Total                                                                         28.9%
----------------------------------------------------------------------------------

* Weightings represent percentages of the Portfolio's net assets as of January 31, 2005. The Portfolio is actively managed and its composition will vary over time.

UBS PACE SELECT ADVISORS TRUST

UBS PACE SMALL/MEDIUM CO VALUE EQUITY INVESTMENTS

PERFORMANCE

For the six months ended January 31, 2005, the Portfolio's Class P shares returned 11.98% (before the deduction of the maximum UBS PACE program fee; 11.13% after the deduction of the maximum program fee), compared with the Russell 2500 Value Index (the "Index"), which returned 14.88%, and the Lipper Small-Cap Value Funds median, which returned 13.69%. (Returns for all share classes over various time periods are shown in the table on page 43. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.)

MARKET REVIEW

Market returns for the six-month period were very strong across all styles, with small caps providing the highest returns. The months prior to the US presidential election could be characterized as a "wait and see" period, as investors dealt with numerous uncertainties, the largest of which was the outcome of the election. Subsequent to the election, the markets rose dramatically through the end of 2004, with small caps leading the way. However, January 2005 began negatively on the first trading day, and that trend continued through the end of the month, with small cap stocks underperforming. It appears that this decline was precipitated by investor concerns about future profit growth, combined with several disappointing earnings announcements.

ADVISORS' COMMENTS

ARIEL

During the reporting period, our portion of the Portfolio produced strong absolute returns, but slightly lagged its Index. A closer look at our results reveals clear and simple themes. As one of our favorite columnists, Alan Abelson, surmised in the December 20, 2004 issue of BARRON'S, ". . . caution is conspicuous on the investment landscape by its absence." In keeping with this thesis, riskier, lower-quality stocks rallied during the fourth quarter of 2004, similar to what occurred in 2003. Leading this charge were cyclical and commodity stocks whose earnings move up and down with the economy, and which are, therefore, much less consistent and predictable than we like. Research shows there is an inverse correlation between cyclical and consumer stock returns--when cyclical stocks lead, consumer issues lag and vice versa. Since we consciously avoid such volatile issues, our high-quality, consumer-biased Portfolio traditionally lags in this kind of environment.

Looking at the Portfolio in greater detail, holdings in the materials and processing sector contributed positively to results, while our consumer discretionary and services, and producer durables positioning detracted from results. In terms of specific stock contributions, Sybron Dental Specialties benefited from recent product innovations, improved

[SIDENOTE]

UBS PACE SELECT ADVISORS TRUST - UBS PACE SMALL/MEDIUM CO VALUE EQUITY
INVESTMENTS

ADVISORS:
Ariel Capital Management, Inc. ("Ariel") and ICM Asset Management, Inc. ("ICM")

PORTFOLIO MANAGERS:
Ariel: John W. Rogers, Jr.; ICM: Team, led by Kevin A. Jones

OBJECTIVE:
Capital appreciation

INVESTMENT PROCESS:
ARIEL invests in stocks of companies that it believes are misunderstood or undervalued. It seeks to identify companies in consistent industries with distinct market niches and excellent management teams. It focuses on value stocks, which it defines as stocks with a low P/E ratio based on forward earnings and that trade at a significant discount to the private market value that Ariel calculates for each stock. Ariel generally sells stocks that cease to meet these criteria or that are at risk for fundamental deterioration.

ICM invests primarily in common stocks of companies believed to offer good relative value that have either fallen out of favor among investors or are under-researched. In deciding which stocks to buy for the Portfolio, ICM uses a top-down analysis to identify broad sectors of the market believed to offer good relative value, and then seeks to identify individual companies within those sectors that meet ICM's investment criteria. ICM also performs a bottom-up analysis to attempt to discover inefficiently priced stocks in a broad range of sectors, including those not identified in the top-down analysis. These two approaches are combined in various proportions depending on market conditions. ICM generally sells stocks that meet price objectives, no longer meet its selection criteria, are at risk for fundamental deterioration, or when the team identifies more attractive investment opportunities.

financials and strategic acquisitions, while shares of Brady Corp. rose due to continued strong revenue growth, balanced across its various business units. Conversely, Certegy fell amid a weak retail market, and IMS Health declined, primarily due to the negative news and poor press generated by the major pharmaceutical companies.

During the period, we initiated positions in ARAMARK Corp., one of the nation's largest providers of outsourced food, facilities and uniform services, battery maker Energizer Holdings, and newspaper publisher Lee Enterprises. We also added Mattel, the largest toy company in the world, Mohawk Industries the leading manufacturer of floor covering products for residential and commercial applications in the US, and Radio One, the nation's seventh largest broadcasting company. We eliminated our position in Rouse Company on the news of its takeover by General Growth Properties and in doing so captured a 33% premium. Additionally, we sold out of management and technology consulting company Accenture Ltd., healthcare firm Baxter International, spice maker McCormick & Company and restaurant company Yum! Brands--all to take advantage of more compelling opportunities.

After two years of back-to-back gains in the market, we are turning bearish. And yet, our viewpoint is in direct contrast to the euphoria that lifted the stock market at the end of 2004 when investors were downright giddy--caught up in a rally in which so many stocks made substantial gains. Recently published INVESTORS' INTELLIGENCE data show that financial professionals have not demonstrated this much optimism since January 1987. Take note of that date; the market crashed later that year.

ICM

During the six-month period, our portion of the Portfolio underperformed the Index by just under 3%. It is notable that in the first month of the period, the Portfolio lagged the Index by over 4%, and that it outperformed the Index in the subsequent five months. A majority of the relative underperformance occurred due to security selection, with the remaining portion due to sector allocation. An overweight position in healthcare and an underweight position in financial services benefited the Portfolio, while overweights in the consumer discretionary and technology sectors detracted from returns. Security selection is somewhat more difficult to assess, as there were really two distinct periods. First is the month of August 2004, and the other is the remaining five months. Security selection was only negative in the first month, and was positive for the remainder of the period. From an absolute return perspective, energy was the strongest performing sector in the Portfolio, while financial services was the worst performing sector.

In terms of individual securities, the best performing position, Shaw Group, Inc., was up 69% and the worst, Dot Hills Systems Corp. declined 26%. Obviously, the month of August was the most difficult, and, as a result, demands further explanation. Over the years, ICM has been successful at identifying turnarounds at individual companies that are currently out of favor among the general investing public. These companies generally are out of favor because they have performed poorly from an operating perspective and have most likely disappointed investors when it came to earnings expectations. The issue of operating turnarounds becomes more risky in an environment that is characterized by low buying liquidity. The effect on the Portfolio is shown by the following hypothetical example. Company ABC reports that earnings are going to be 10% higher that expected, and the stock responds by appreciating 5%. Company DEF reports that earnings are going to be 10% lower than expected, and the stock declines by 20%. This is what we saw occur in the month of August. Therefore, the proverbial 80/20 rule comes into effect, in that 80% of the underperformance comes from 20% of the portfolio. It is worth mentioning that the markets in the month of January 2005 exhibited the same characteristics, yet our Portfolio outperformed the Index.

PERFORMANCE AT A GLANCE (UNAUDITED)

                                                                                                                  SINCE
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED 1/31/05             6 MONTHS        1 YEAR        5 YEARS        INCEPTION~
--------------------------------------------------------------------------------------------------------------------------
Before Deducting                               Class A*               11.86%        11.35%           N/A             13.78%
Maximum Sales Charge                           Class B**              11.44         10.46            N/A             13.04
or UBS PACE Program Fee                        Class C***             11.48         10.56            N/A             12.96
                                               Class Y****            12.08         11.74            N/A             14.76
                                               Class P*****           11.98         11.58          13.86%            10.98
After Deducting                                Class A*                5.72          5.21            N/A             12.25
Maximum Sales Charge                           Class B**               6.44          5.46            N/A             12.71
or UBS PACE Program Fee                        Class C***             10.48          9.56            N/A             12.96
                                               Class P*****           11.13          9.92          12.17              9.33
Russell 2500 Value Index                                              14.88         13.97          16.28             14.16
Lipper Small-Cap Value Funds median                                   13.69         14.65          16.62             12.59

Average annual total returns for periods ended December 31, 2004, after deduction of the maximum sales charge or UBS PACE program fee, were as follows:
Class A--1-year period, 11.20%; since inception, 13.38%; Class B--1-year period, 11.73%; since inception, 13.88%; Class C--1-year period, 15.84%; since inception, 14.12%; Class Y--1-year period, 18.09%; since inception, 15.97%; Class P--1-year period, 16.17%; 5-year period, 11.58%; since inception, 9.79%.

~ Since inception returns are calculated as of commencement of issuance on August 24, 1995 for Class P shares, November 27, 2000 for Class A and C shares, November 28, 2000 for Class B shares, and December 20, 2000 for Class Y shares. Since inception returns for the Index and Lipper median are shown as of August 31, 1995, which is the nearest month-end of the inception date of the oldest share class (Class P).

* Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

** Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 distribution and service fees.

*** Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

**** The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees.

***** Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees, but are subject to a maximum annual UBS PACE program fee of 1.5% of the value of Class P shares.

The Russell 2500 Value Index measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

Past performance does not predict future performance and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions. Total returns for periods of less than one year have not been annualized.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

EXPENSE EXAMPLE (UNAUDITED)

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs (as applicable), including sales charges (loads) or program fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (if applicable); and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, August 1, 2004 to January 31, 2005.

ACTUAL EXPENSES

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each class of shares under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads) or program fees. Therefore, the second line in the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                      BEGINNING            ENDING          EXPENSES PAID
                                                                    ACCOUNT VALUE       ACCOUNT VALUE      DURING PERIOD*
                                                                   AUGUST 1, 2004     JANUARY 31, 2005     8/1/04-1/31/05
-------------------------------------------------------------------------------------------------------------------------
Class A        Actual                                              $     1,000.00     $       1,118.60     $         7.16
               Hypothetical (5% annual return before expenses)           1,000.00             1,018.45               6.82
Class B        Actual                                                    1,000.00             1,114.40              11.46
               Hypothetical (5% annual return before expenses)           1,000.00             1,014.37              10.92
Class C        Actual                                                    1,000.00             1,114.80              11.14
               Hypothetical (5% annual return before expenses)           1,000.00             1,014.67              10.61
Class Y        Actual                                                    1,000.00             1,120.80               5.29
               Hypothetical (5% annual return before expenses)           1,000.00             1,020.21               5.04
Class P        Actual                                                    1,000.00             1,119.80               6.20
               Hypothetical (5% annual return before expenses)           1,000.00             1,019.36               5.90

*      Expenses are equal to the Portfolio's annualized net expense ratios:
       Class A: 1.34%, Class B: 2.15%, Class C: 2.09%, Class Y: 0.99%, Class P:
       1.16%, multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half year period).

PORTFOLIO STATISTICS (UNAUDITED)

CHARACTERISTICS                                                          1/31/05
--------------------------------------------------------------------------------
Net Assets (mm)                                                          $ 402.5
Number of Securities                                                         109

PORTFOLIO COMPOSITION*                                                   1/31/05
--------------------------------------------------------------------------------
Equities (Stocks and Warrants)                                              94.1%
Convertible Bond                                                             0.0**
Cash Equivalents and Other Assets Less Liabilities                           5.9
--------------------------------------------------------------------------------
Total                                                                      100.0%
--------------------------------------------------------------------------------

TOP 5 SECTORS*                                                           1/31/05
--------------------------------------------------------------------------------
Industrials                                                                 27.0%
Consumer Discretionary                                                      20.3
Financials                                                                  15.5
Health Care                                                                 13.0
Information Technology                                                       7.7
--------------------------------------------------------------------------------
Total                                                                       83.5%
--------------------------------------------------------------------------------

TOP TEN EQUITY SECURITIES*                                               1/31/05
--------------------------------------------------------------------------------
Omnicare                                                                     2.4%
IMS Health                                                                   2.0
SunGard Data Systems                                                         1.9
Sybron Dental Specialties                                                    1.9
MBIA                                                                         1.8
Fisher Scientific International                                              1.8
Brady                                                                        1.8
Neiman Marcus Group                                                          1.7
Northern Trust                                                               1.7
Markel                                                                       1.7
--------------------------------------------------------------------------------
Total                                                                       18.7%
--------------------------------------------------------------------------------

* Weightings represent percentages of the Portfolio's net assets as of January 31, 2005. The Portfolio is actively managed and its composition will vary over time.

** Weighting represents less than 0.05% of the Portfolio's net assets as of January 31, 2005.

UBS PACE SELECT ADVISORS TRUST

UBS PACE SMALL/MEDIUM CO GROWTH EQUITY INVESTMENTS

PERFORMANCE

For the six months ended January 31, 2005, the Portfolio's Class P shares returned 15.27% (before deduction of the maximum UBS PACE program fee; 14.40% after deduction of the maximum program fee), compared with the Russell 2500 Growth Index (the "Index") and Lipper Mid-Cap Growth Funds median, which returned 13.53% and 12.73%, respectively. (Returns for all share classes over various time periods are shown in the table on page 47. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.)

MARKET REVIEW

Stocks posted solid returns during the six-month reporting period, as falling energy prices as well as a definitive conclusion to the year's political battles brought about a strong rally in the latter part of 2004. Smaller capitalization stocks outperformed their large capitalization counterparts, and value stocks outpaced growth stocks during the period.

ADVISOR'S COMMENTS

During the reporting period, the Portfolio generated solid results and outperformed its Index. Strong relative performance was largely due to positive stock selection in the healthcare and consumer sectors. Conversely, poor performance from our holdings in the technology sector hurt results.

In terms of individual holdings, pharmaceutical company Immucor was the Portfolio's best performer as it rose more than 100% over the period. Its shares appreciated on the back of strong acceptance of its high-volume, fully automated blood typing instrument. Wynn Resorts was also up significantly as it rose more than 80% due to increased optimism regarding its projects that are currently in development.

Stocks that did not live up to the market's expectations for sales and earnings growth were among the Portfolio's worst performers during the period. For example, semiconductor company O2 Micro detracted from results as its shares declined more than 30% due to disappointing earnings and sales growth. Chiron also declined significantly as a result of its much-publicized problems with its UK flu vaccine plant. We eliminated the stock from the Portfolio as a result of these developments.

[SIDENOTE]

UBS PACE SELECT ADVISORS TRUST - UBS PACE SMALL/MEDIUM CO GROWTH EQUITY INVESTMENTS

ADVISOR:
Delaware Management Company, Inc. ("Delaware Management Company")

PORTFOLIO MANAGER:
Gerald S. Frey

OBJECTIVE:
Capital appreciation

INVESTMENT PROCESS:
The Portfolio invests primarily in stocks of "emerging growth" companies that are believed to have potential for high future earnings growth relative to the overall market with market capitalizations of less than $6 billion at the time of purchase. Up to 5% of the total assets may be invested in US dollar-denominated foreign securities. The Advisor employs bottom-up, fundamental analysis to identify companies that have substantially above-average earnings growth because of management changes, new products, growth of established products or structural changes in the economy. Management generally sells stocks that no longer meet its selection criteria or are at risk for fundamental deterioration, or when it identifies more attractive investment opportunities.

PERFORMANCE AT A GLANCE (UNAUDITED)

                                                                                                                  SINCE
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED 1/31/05             6 MONTHS        1 YEAR        5 YEARS        INCEPTION~
--------------------------------------------------------------------------------------------------------------------------
Before Deducting                               Class A*               15.21%         5.34%           N/A             -1.38%
Maximum Sales Charge                           Class B**              14.63          4.41            N/A             -2.17
or UBS PACE Program Fee                        Class C***             14.68          4.47            N/A             -2.13
                                               Class Y****            15.36          5.69            N/A              2.38
                                               Class P*****           15.27          5.55          -0.64%            10.08
After Deducting                                Class A*                8.87         -0.48            N/A             -2.70
Maximum Sales Charge                           Class B**               9.63         -0.59            N/A             -2.64
or UBS PACE Program Fee                        Class C***             13.68          3.47            N/A             -2.13
                                               Class P*****           14.40          3.98          -2.12              8.44
Russell 2500 Growth Index                                             13.53          6.13          -2.91              6.98
Lipper Mid-Cap Growth Funds median                                    12.73          6.48          -3.99              7.73

Average annual total returns for periods ended December 31, 2004, after deduction of the maximum sales charge or UBS PACE program fee, were as follows:
Class A--1-year period, 4.66%; since inception, -2.06%; Class B--1-year period, 4.81%; since inception, -1.98%; Class C--1-year period, 8.86%; since inception, -1.45%; Class Y--1-year period, 11.22%; since inception, 3.22%; Class P--1-year period, 9.36%; 5-year period, -2.22%; since inception, 8.88%.

~ Since inception returns are calculated as of commencement of issuance on August 24, 1995 for Class P shares, November 27, 2000 for Class A, B, and C shares and February 12, 2001 for Class Y shares. Since inception returns for the Index and Lipper median are shown as of August 31, 1995, which is the nearest month-end of the inception date of the oldest share class (Class P).

* Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

** Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 distribution and service fees.

*** Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

**** The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees.

***** Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees, but are subject to a maximum annual UBS PACE program fee of 1.5% of the value of Class P shares.

The Russell 2500 Growth Index measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

Past performance does not predict future performance and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions. Total returns for periods of less than one year have not been annualized.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

EXPENSE EXAMPLE (UNAUDITED)

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs (as applicable); including sales charges (loads) or program fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (if applicable); and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, August 1, 2004 to January 31, 2005.

ACTUAL EXPENSES

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each class of shares under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads) or program fees. Therefore, the second line in the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                      BEGINNING            ENDING          EXPENSES PAID
                                                                    ACCOUNT VALUE       ACCOUNT VALUE      DURING PERIOD*
                                                                   AUGUST 1, 2004     JANUARY 31, 2005     8/1/04-1/31/05
-------------------------------------------------------------------------------------------------------------------------
Class A        Actual                                              $     1,000.00     $       1,152.10     $         7.27
               Hypothetical (5% annual return before expenses)           1,000.00             1,018.45               6.82
Class B        Actual                                                    1,000.00             1,146.30              12.28
               Hypothetical (5% annual return before expenses)           1,000.00             1,013.76              11.52
Class C        Actual                                                    1,000.00             1,146.80              11.69
               Hypothetical (5% annual return before expenses)           1,000.00             1,014.32              10.97
ClassY         Actual                                                    1,000.00             1,153.60               5.21
               Hypothetical (5% annual return before expenses)           1,000.00             1,020.37               4.89
Class P        Actual                                                    1,000.00             1,152.70               6.13
               Hypothetical (5% annual return before expenses)           1,000.00             1,019.51               5.75

*      Expenses are equal to the Portfolio's annualized net expense ratios:
       Class A: 1.34%, Class B: 2.27%, Class C: 2.16%, Class Y: 0.96%, Class P:
       1.13%, multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half year period).

PORTFOLIO STATISTICS (UNAUDITED)

CHARACTERISTICS                                                          1/31/05
--------------------------------------------------------------------------------
Net Assets (mm)                                                          $ 394.4
Number of Securities                                                          75

PORTFOLIO COMPOSITION*                                                   1/31/05
--------------------------------------------------------------------------------
Common Stocks                                                               94.5%
Cash Equivalents and Other Assets Less Liabilities                           5.5
--------------------------------------------------------------------------------
Total                                                                      100.0%
--------------------------------------------------------------------------------

TOP FIVE SECTORS*                                                        1/31/05
--------------------------------------------------------------------------------
Consumer Discretionary                                                      27.8%
Health Care                                                                 22.0
Information Technology                                                      19.4
Financials                                                                  15.5
Industrials                                                                 10.0
--------------------------------------------------------------------------------
Total                                                                       94.7%
--------------------------------------------------------------------------------

TOP TEN EQUITY HOLDINGS*                                                 1/31/05
--------------------------------------------------------------------------------
Coach                                                                        3.5%
PartnerRe                                                                    2.8
CV Therapeutics                                                              2.4
PETsMART                                                                     2.3
Sovereign Bancorp                                                            2.3
Wynn Resorts                                                                 2.2
American Eagle Outfitters                                                    2.2
Barr Pharmaceuticals                                                         2.2
Four Seasons Hotels                                                          2.1
Getty Images                                                                 2.0
--------------------------------------------------------------------------------
Total                                                                       24.0%
--------------------------------------------------------------------------------

* Weightings represent percentages of the Portfolio's net assets as of January 31, 2005. The Portfolio is actively managed and its composition will vary over time.

UBS PACE SELECT ADVISORS TRUST

UBS PACE INTERNATIONAL EQUITY INVESTMENTS

PERFORMANCE

For the six months ended January 31, 2005, the Portfolio's Class P shares returned 15.19% (before the deduction of the maximum UBS PACE program fee; 14.32% after the deduction of the maximum program fee), compared with the MSCI Europe, Australasia, Far East Free (net LU) Index (in US dollars), which returned 16.65%, and the Lipper International Large-Cap Growth Funds median, which returned 14.40%. (Returns for all share classes over various time periods are shown in the table on page 53. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.)

MARKET REVIEW

The international equity markets generated strong results over the reporting period. In addition to positive returns recorded in all markets in local currency terms, exchange rate movements also boosted US investors' results. Through extensive trade and investment ties, Spanish businesses have a large exposure to the economies of South America. Of late, official and anecdotal reports from the region and, in particular, from Brazil have been positive. This trend supported the Spanish equity market, which was the best performing among the larger European economies over the period. Switzerland trailed the Index and was the weakest market in Europe, despite a double-digit gain. In the Pacific region, returns were led by Australia, while Japan markedly trailed the Index. Financials and materials were the strongest sectors over the period. Conversely, the weakest sectors were healthcare and information technology.

ADVISORS' COMMENTS

MARTIN CURRIE

Our portion of the Portfolio underperformed its benchmark over the period, due to a combination of negative asset allocation and stock selection. While our position in emerging markets not held by the Index significantly enhanced results, stock selection and underweights in Pacific ex-Japan and Europe detracted from performance, as both of these regions fared well.

[SIDENOTE]

UBS PACE SELECT ADVISORS TRUST - UBS PACE INTERNATIONAL EQUITY INVESTMENTS

ADVISOR:
Martin Currie Inc. ("Martin Currie"), Mondrian Investment Partners ("Mondrian") and JP Morgan Fleming Asset Management

PORTFOLIO MANAGER:
Martin Currie: Team, led by James Fairweather; Mondrian: Team; JP Morgan Fleming Asset Management: Team, led by Bud Kroll.

OBJECTIVE:
Capital appreciation.

INVESTMENT PROCESS:
MARTIN CURRIE is an experienced international equity manager. The firm has a highly active 'conviction' approach, seeking the best opportunities for growth across global stockmarkets.

Martin Currie identifies CHANGE as the central dynamic behind stock price movement. This means recognizing change at company level (management changes, product strategies, acquisitions etc) and at macro level (legislative changes, economic prospects, sector dynamics etc). Determining the impact of these changes may lead to outperformance. Its investment process allows Martin Currie to identify, evaluate and exploit change at an early stage in clients' portfolios.

In managing its segment of the portfolio's assets, Martin Currie uses a fully INTEGRATED international investment process. So rather than running distinct regional portfolios, it compares and ranks stock opportunities across the whole investment universe. To help identify and evaluate the best stock ideas, Martin Currie employs fundamental company and sector research, together with its own proprietary quantitative screening tool, the Dynamic Stock Matrix(TM).

The result is a committed and distinctive EAFE portfolio that reflects the best investment opportunities internationally.

MONDRIAN conducts research on a global basis in an effort to identify securities that have the potential for long-term total return. The center of the research effort is a value-oriented dividend discount methodology toward individual securities and market analysis that identifies value across country boundaries. This approach focuses on future anticipated dividends, and discounts the value of those dividends back to what they would be worth if they were being paid today. Comparisons of the values of different possible investments are then made. In an international portfolio, currency returns can be an integral component of an investment's total return. Mondrian uses a purchasing power parity approach to assess the value of individual currencies. Purchasing power parity attempts to identify the amount of goods and services that a dollar will buy in the United States, and compares that to the amount of a foreign currency required to buy the same amount of goods and services in another country.

JP MORGAN FLEMING ASSET MANAGEMENT manages its segment of the Portfolio's assets using a bottom-up, research driven strategy that seeks to generate risk characteristics that closely match those of the benchmark, yet at the same time capitalize on the information advantage created by the firm's proprietary research capabilities to generate outperformance. The strategy is driven by valuation-based fundamental analysis, focused on normalized earnings and earnings growth. The team seeks to maintain regional weights and sector/industry weights close to those of the benchmark. Stock selection is the focus, being the expected primary source of added value.

Within Europe, insurance holdings such as AXA and Zurich Financial were undermined by US Attorney General Elliot Spitzer's investigation into practices in the industry. Prudential Financial was hurt when it announced the issuing of new shares. Additionally, energy stocks, including BP and Norsk Hydro, came under pressure as oil prices retreated from their record high levels.

From a sector perspective, our overall positioning added value, but this was more than offset by our stock selection. For example, stock selection was poor in the financial sector, due in part to our aforementioned overweight in European insurance stocks. Additionally, HSBC failed to keep pace with the rest of the sector. Stock selection also detracted from results in the information technology sector, as Ericsson was undermined by worries about profit margins and Rohm fell in tandem with other semiconductor-related stocks. Conversely, Portfolio positioning in telecom services contributed to performance. This sector generated the best returns across the MSCI EAFE universe, rising 21.5% over the reporting period. Our portion of the Portfolio benefited from its overweight position and solid stock selection, as we experienced an average return of 25.2% from our telecom holdings. The Portfolio's industrials holdings also did well, and, again, we benefited from both an overweight position and from positive stock selection. An underweight in consumer staples proved beneficial as well, as we struggled to identify attractive growth opportunities at appropriate valuations. Elsewhere, the healthcare and information technology sectors lagged the overall market, and we benefited by being underweight.

At the stock level, our long-standing investment in Indonesian car assembler and dealer Astra International proved highly beneficial, as did our holding in Orix, a Japanese financial services company. In Europe, toll-roads/highway construction company Vinci, tire/auto-component firm Continental, and Anglo-Irish Bank performed well. Significant detractors from results were Cairn Energy, which suffered following a disappointing exploration update to investors in December 2004, and Nichii Gakkan, a Japanese healthcare company. Following a review of Nichii Gakkan, we concluded that its management team's strategy was failing, and we eliminated the position from our portion of the Portfolio.

While most of the Portfolio activity during the period was driven by stock-specific considerations, the net effect of this was an increased exposure to emerging markets and Japanese stocks. We also have significant weightings in the materials, financials and capital expenditure sectors, which is consistent with our relatively benign view of the global economy.

MONDRIAN INVESTMENT PARTNERS

Note: Delaware International Advisers Ltd. was bought out in 2004 and the name changed to Mondrian Investment Partners Limited. The portfolio management team remained the same.

During the reporting period, our portion of the Portfolio slightly lagged the Index. Overall, market selection was a positive contributor to performance. Of particular benefit were overweight positions in the outperforming markets of Australia and Spain and an underweight position in the lagging Japanese market. Stock selection was positive in Germany, but negative in Australia, Japan and Hong Kong. Over the period, Electrabel, a utility company in Belgium, was our portion of the Portfolio's strongest performer, returning 39.4%. Support services company, Brambles, was another strong performer, up 35.7%. Lloyds TSB, a UK banking group, also enhanced results. Its shares rose 27.6% as concerns over the implementation of international financial reporting standards have been removed. Most of the Portfolio's weakest stocks were in Japan, as they underperformed the Index.

Overweight positions in the strong materials and utilities sectors were beneficial, as were underweight positions in the poor performing information technology and consumer sectors. Portfolio performance, however, was held back by an overweight in the energy sector, which trailed the Index. In addition, an underweight in the industrials sector detracted from results, as it outperformed the Index. The Portfolio's defensive sterling hedge during a period of appreciation by the UK currency also had an adverse effect on results.

An important aspect of Mondrian's investment process is the emphasis on researching long-term influences on valuations. For instance, in Germany, starting in early 2005, a raft of unemployment benefit reforms were being implemented. Although the impact of these on current and new claimants' benefits will be felt quickly, the full effect on labor market behavior will take years to occur. By emphasizing the initial impact in isolation, it would be easy to over-emphasize the benefit of the changes, with the result likely to exaggerate the attractiveness of the overall German market. However, by putting the full effect of the changes in the context of other developments taking place in the German economy, such as the long-term decline in the number of people of working age, we find valuations stretched in Germany.

Earlier in 2004, the Bank of Japan (BoJ) intervened in the currency markets to stop the appreciation of the yen. The appreciation of the yen late in 2004 suggests that the BoJ had been much less involved, if at all. One reason for the reduction in intervention could be that the BoJ feels that the Japanese economy is able to deal with a stronger currency. In particular, it might be confident that export growth will not be hurt by yen appreciation. Although many of Japan's well-known export-oriented businesses have undergone significant restructuring and efficiency improvements, the majority of the country's businesses derive most of their revenues from domestic sales. In addition, much of the service sector is yet to engage in the rationalization necessary to bring its operations in line with international best practice. This reticence has left valuations stretched, and we remain underweight Japanese equities.

To conclude, the main highlights of the strategy being implemented for the Portfolio are an underweight position in the overvalued Japanese market, an overweight position in the undervalued Australasian markets, an overweight in selected European markets and a defensive sterling currency hedge.

JP MORGAN FLEMING ASSET MANAGEMENT

While our portion of the Portfolio generated strong absolute returns during the reporting period, it slightly lagged its Index. Over the period, we experienced disappointing stock selection in the banking and financial sector. For example, while holdings such as Credit Agricole and UniCredito Italiano posted double-digit gains, they failed to keep pace with the overall sector. Another major detractor was our exposure to the technology-hardware sector, where our overweight position in Kyocera and not owning Fuji hurt results.

Conversely, the prime contributor to performance was the basic industries sector, as the Portfolio benefited from overweight positions in a number of building material producers, such as Aggregate Industries**, Titan Cement and HeidelbergCement. The prospects of higher prices and continued solid demand provided strong support for our materials stocks. Additionally, in transportation and consumer cyclicals, we benefited from being underweight in Compass and overweight in TUI.

**     Not held in the Portfolio as of January 31, 2005.

PERFORMANCE AT A GLANCE (UNAUDITED)

                                                                                                                  SINCE
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED 1/31/05             6 MONTHS        1 YEAR        5 YEARS        INCEPTION~
--------------------------------------------------------------------------------------------------------------------------
Before Deducting                               Class A*               15.05%        14.61%           N/A             -0.19%
Maximum Sales Charge                           Class B**              14.40         13.42            N/A             -1.13
or UBS PACE Program Fee                        Class C***             14.50         13.70            N/A             -0.99
                                               Class Y****            15.30         15.12            N/A              0.62
                                               Class P*****           15.19         14.92          -3.04%             5.02
After Deducting                                Class A*                8.76          8.29            N/A             -1.54
Maximum Sales Charge                           Class B**               9.40          8.42            N/A             -1.61
or UBS PACE Program Fee                        Class C***             13.50         12.70            N/A             -0.99
                                               Class P*****           14.32         13.21          -4.48              3.46
MSCI EAFE Free (net LU) (in USD) Index                                16.65         16.33          -0.20              5.23
Lipper International Large-Cap Growth Funds median                    14.40          9.25          -7.23              3.84

Average annual total returns for periods ended December 31, 2004, after deduction of the maximum sales charge or UBS PACE program fee, were as follows:
Class A--1-year period, 11.70%; since inception, -1.10%; Class B--1-year period, 11.93%; since inception, -1.14%; Class C--1-year period, 16.22%; since inception, -0.51%; Class Y--1-year period, 18.74%; since inception, 1.13%; Class P--1-year period, 16.85%; 5-year period, -5.30%; since inception, 3.73%.

~ Since inception returns are calculated as of commencement of issuance on August 24, 1995 for Class P shares, November 27, 2000 for Class A, B and C shares and January 17, 2001 for Class Y shares. Since inception returns for the Index and Lipper median are shown as of August 31, 1995, which is the nearest month-end of the inception date of the oldest share class (Class P).

* Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

** Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 distribution and service fees.

*** Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

**** The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees.

***** Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees, but are subject to a maximum annual UBS PACE program fee of 1.5% of the value of Class P shares.

The MSCI EAFE Free (net LU) (in USD) Index is an index of stocks from 21 countries designed to measure the investment returns of developed economies outside of North America.

Past performance does not predict future performance and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions. Total returns for periods of less than one year have not been annualized.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

EXPENSE EXAMPLE (UNAUDITED)

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs (as applicable), including sales charges (loads), program fees and redemption fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (if applicable); and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, August 1, 2004 to January 31, 2005.

ACTUAL EXPENSES

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each class of shares under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads), program fees or redemption fees. Therefore, the second line in the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                      BEGINNING            ENDING          EXPENSES PAID
                                                                    ACCOUNT VALUE       ACCOUNT VALUE      DURING PERIOD*
                                                                   AUGUST 1, 2004     JANUARY 31, 2005     8/1/04-1/31/05
-------------------------------------------------------------------------------------------------------------------------
Class A        Actual                                              $     1,000.00     $       1,150.50     $         8.40
               Hypothetical (5% annual return before expenses)           1,000.00             1,017.39               7.88
Class B        Actual                                                    1,000.00             1,144.00              14.16
               Hypothetical (5% annual return before expenses)           1,000.00             1,012.00              13.29
Class C        Actual                                                    1,000.00             1,145.00              12.87
               Hypothetical (5% annual return before expenses)           1,000.00             1,013.21              12.08
Class Y        Actual                                                    1,000.00             1,153.00               6.02
               Hypothetical (5% annual return before expenses)           1,000.00             1,019.61               5.65
Class P        Actual                                                    1,000.00             1,151.90               6.67
               Hypothetical (5% annual return before expenses)           1,000.00             1,019.00               6.26

*      Expenses are equal to the Portfolio's annualized net expense ratios:
       Class A: 1.55%, Class B: 2.62%, Class C: 2.38%, Class Y: 1.11%, Class P:
       1.23%, multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half year period).

PORTFOLIO STATISTICS (UNAUDITED)

CHARACTERISTICS                                                          1/31/05
--------------------------------------------------------------------------------
Net Assets (mm)                                                          $ 693.8
Number of Securities                                                         538

PORTFOLIO COMPOSITION*                                                   1/31/05
--------------------------------------------------------------------------------
Equities (Common and Preferred Stocks and Warrants)                         97.3%
Futures and Forward Foreign Currency Contracts                               0.0**
Cash Equivalents and Other Assets Less Liabilities                           2.7
--------------------------------------------------------------------------------
Total                                                                      100.0%
--------------------------------------------------------------------------------

REGIONAL ALLOCATION*                                                     1/31/05
--------------------------------------------------------------------------------
Europe                                                                      64.7%
Asia                                                                        19.7
Emerging Markets                                                             6.9
Australia / New Zealand                                                      6.0
Futures and Forward Foreign Currency Contracts                               0.0**
Cash Equivalents and Other Assets Less Liabilities                           2.7
--------------------------------------------------------------------------------
Total                                                                      100.0%
--------------------------------------------------------------------------------

TOP FIVE COUNTRIES*                                                      1/31/05
--------------------------------------------------------------------------------
United Kingdom                                                              23.5%
Japan                                                                       19.7
France                                                                       8.0
Germany                                                                      6.3
Australia                                                                    5.3
--------------------------------------------------------------------------------
Total                                                                       62.8%
--------------------------------------------------------------------------------

TOP 5 SECTORS*                                                           1/31/05
--------------------------------------------------------------------------------
Financials                                                                  28.0%
Consumer Discretionary                                                      14.5
Materials                                                                   10.4
Energy                                                                       9.7
Telecommunication Services                                                   8.1
--------------------------------------------------------------------------------
Total                                                                       70.7%
--------------------------------------------------------------------------------

TOP TEN EQUITY SECURITIES*                                               1/31/05
--------------------------------------------------------------------------------
GlaxoSmithKline                                                              2.1%
HSBC Holdings                                                                1.7
Vodafone                                                                     1.6
BP                                                                           1.6
Telefonica                                                                   1.5
Takeda Chemical Industries                                                   1.4
Iberdrola                                                                    1.4
Total                                                                        1.3
Canon                                                                        1.3
Royal Bank of Scotland                                                       1.3
--------------------------------------------------------------------------------
Total                                                                       15.2%
--------------------------------------------------------------------------------

* Weightings represent percentages of the Portfolio's net assets as of January 31, 2005. The Portfolio is actively managed and its composition will vary over time.

** Represents less than 0.05% of the Portfolio's net assets as of January 31, 2005.

UBS PACE SELECT ADVISORS TRUST

UBS PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS

PERFORMANCE

For the six months ended January 31, 2005, the Portfolio's Class P shares returned 28.41% (before the deduction of the maximum UBS PACE program fee; 27.45% after the deduction of the maximum program fee), compared with the 29.64% return of the MSCI Emerging Markets Free (EMF) Index (the "Index") and the 28.47% return of the Lipper Emerging Markets Funds median. (Returns for all share classes over various time periods are shown in the table on page 58. Please note that those returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.)

MARKET REVIEW

Emerging equity market performance was subdued initially, with investors focused on the prospect of slowing growth in China, rapidly rising oil prices and higher US interest rates. However, oil prices began to weaken in October 2004 and fell sharply in November, giving a boost to emerging markets equities. Further good news came via the resurgent US economy, which continued to surprise positively. Meanwhile growth in China was above 9% annualized in the third quarter of 2004, despite attempts by the government to control the pace of expansion. All emerging markets regions ended 2004 on a strong note, with the Latin American market leading the way. Although January 2005 was somewhat subdued, most markets posted modest gains, reflecting the attractive valuations and robust earnings growth available in their countries.

ADVISORS' COMMENTS

Gartmore Global Partners (GGP) and Baring International Limited (BIL) each managed 50% of the Portfolio until September 27, 2004. Beginning on September 28, 2004, Mondrian Investment Partners replaced BIL and assumed management of 50% of the Portfolio. UBS Global Asset Management may change this allocation at any time. The relative value of each investment advisor's share of the Portfolio's assets also may change over time.

GGP

During the reporting period, sector allocation contributed positively to the performance of our portion of the Portfolio. In particular, an underweight in healthcare enhanced results. In addition, an overweight position and strong stock selection in financials contributed to performance. Within financials, our overweight in Mexican bank, Grupo Financiero Banorte and Brazil's Unibanco boosted returns. This helped offset the impact of our underweight in peer Bradesco,** as its share price surged after announcing increased dividends.

Over the period, the information technology sector as a whole was hurt by concerns over the strength and direction of global growth, as well as

[SIDENOTE]

UBS PACE SELECT ADVISORS TRUST--UBS PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS

ADVISORS:
Gartmore Global Partners ("GGP") and Mondrian Investment Partners ("Mondrian")

PORTFOLIO MANAGERS:
GGP: Philip Ehrmann and Peter Dalgliesh;
Mondrian: Team

OBJECTIVE:
Capital appreciation

INVESTMENT PROCESS:
GGP seeks to identify and quantify unexpected earnings growth. This process is driven by a disciplined and consistent investment philosophy that allows GGP to identify those companies that GGP believes will deliver positive earnings growth that will likely exceed or be sustained beyond consensus expectations. To find these opportunities, GGP uses a top-down and bottom-up fundamental analysis. GGP also uses portfolio monitoring to manage the risk spectrum on the stock, sector, country and Portfolio level. GGP generally sells a security that it believes no longer has the potential for above-consensus earnings growth.

MONDRIAN conducts research on a global basis in an effort to identify securities that have the potential for long-term total return. The center of the research effort is a value-oriented dividend discount methodology toward individual securities and market analysis that identifies value across country boundaries. This approach focuses on future anticipated dividends, and discounts the value of those dividends back to what they would be worth if they were being paid today. Comparisons of the values of different possible investments are then made. In an international portfolio, currency returns can be an integral component of an investment's total return. Mondrian uses a purchasing power parity approach to assess the value of individual currencies. Purchasing power parity attempts to identify the amount of goods and services that a dollar will buy in the United States, and compares that to the amount of a foreign currency required to buy the same amount of goods and services in another country.

**     Not held in the Portfolio as of January 31, 2005.

the impact of the weakening dollar. In addition, stock selection within the sector detracted from results. Specific holdings in this area that contributed negatively to performance included Taiwan's Ichia Technology, Inc. An overweight in Taiwanese information technology hardware firm Accton Technology** was also a negative, but it was partially offset by an overweight in South Korea's LG Electronics, Inc. Conversely, stock selection within telecom services enhanced returns through an underweight in China Mobile.** This offset the negative contribution from an overweight in China Telecom Corp., Ltd. Metals and mining stocks added value, notably through coal miner PT Bumi Resources of Indonesia and INI Steel Co. in South Korea. However, an underweight in iron ore miner Cia Valedo Rio Doce was a drag on performance. Meanwhile, among energy stocks, a lack of exposure to troubled Russian oil and gas giant Yukos was offset by an overweight in peer Gazprom.** Significant individual contributions came from an underweight to Israeli stock Teva Pharmaceutical,** while overweights in China Resources Power Holdings Co. and Thai Airways** detracted from results.

MONDRIAN INVESTMENT PARTNERS

Note: Delaware International Advisers Ltd. was bought out in 2004 and the name changed to Mondrian Investment Partners Limited. The portfolio management team remained the same.

We assumed our role as an investment advisor for a portion of the Portfolio on September 28, 2004. From that date through January 31, 2005, we outperformed the Index. In Europe, Africa and the Middle East, our overweight position in Egypt contributed to performance, as did our underweight position in the Russian market. Egyptian stock MobiNil was our best performer over the period, returning 65.8%. Egyptian stocks in general reacted positively to the first signs in many years of a genuinely reform-minded government. South African stock selection was also positive, as we emphasized holdings that would be defensive in nature. In particular, we correctly anticipated the country's currency weakness, following the Rand's remarkable strength during much of 2004. Conversely, we failed to participate in the strength of Turkey's market and currency, which followed the European Union's approval of a timetable for talks about the country's possible inclusion.

In Asia, good stock selection in Taiwan was offset by our holdings in Korea. During the period, three Asian stocks declined in value. Two of the holdings, Fountain Set (Holdings) Ltd. and Asia Aluminum Holdings LTd., were Chinese stocks, where short-term investors were selling due to fears of falling cotton and aluminum prices.

We experienced very strong stock selection in the largest Latin American markets of Brazil and Mexico, where we held overweight positions. Brazilian stocks such as Companhia de Concessoes Rodoviarias (CCR), a toll road operator, and Itausa Investimentos Itau, which operates one of Brazil's largest private banks, have benefited from the country's continued economic recovery and have posted strong performance. In Mexico, steel producer Hylsamex appreciated strongly on the back of high steel prices, which not only helped its profitability, but also aided its balance sheet.

BIL

We served as co-manager of the Portfolio from August 1, 2004 through September 27, 2004, responsible for 50% of the Portfolio. During this time, we underperformed the Index. Our investment strategy maintained a relatively balanced allocation between the three broad groupings of the cyclical (global growth), defensive (domestic drivers) and risk (interest rate) sensitive markets. In the absence of a major clear strategic theme in favor of growth or interest rates, and given the benign outlook in both cases, we believed it was appropriate to maintain this approach.

Country selection detracted from performance over the period, primarily as a result of an underweight to Brazil and, to a lesser extent, due to an overweight in Taiwan and underweight in South Africa. We believed the scope for ongoing positive news from Brazil was limited, but we underestimated the appetite for interest rate sensitive assets and the possibility that Brazil would remain a major beneficiary of economic and corporate events. Conversely, our overweight positions in Argentina and Turkey added value, but not enough to make up for our positioning in Brazil.

Stock selection was a small negative during the period. Within Asia, our holdings in Taiwan contributed to results, including our holdings in Formosa Chemical & Fibre and Telecom equipment company Zyxel.** Holdings in Russia, Mexico, India and Argentina were also positive contributors. Conversely, stock selection in Korea was a drag on performance. While adding to our position in Hyundai Motor benefited performance, our holdings in Samsung Fire & Marine and Cheil Communications did not meet our expectations.**

**     Not held in the Portfolio as of January 31, 2005.

PERFORMANCE AT A GLANCE (UNAUDITED)

                                                                                                                  SINCE
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED 1/31/05             6 MONTHS        1 YEAR        5 YEARS        INCEPTION~
--------------------------------------------------------------------------------------------------------------------------
Before Deducting                               Class A*               28.35%         17.75%          N/A              8.07%
Maximum Sales Charge                           Class B**              27.71          16.67           N/A              9.13
or UBS PACE Program Fee                        Class C***             27.90          16.95           N/A              9.07
                                               Class Y****            28.63          18.31           N/A              8.27
                                               Class P*****           28.41          17.88         -0.91%             1.64
After Deducting                                Class A*               21.33          11.26           N/A              6.61
Maximum Sales Charge                           Class B**              22.71          11.67           N/A              8.76
or UBS PACE Program Fee                        Class C***             26.90          15.95           N/A              9.07
                                               Class P*****           27.45          16.13         -2.38              0.13
MSCI Emerging Markets Free (EMF) Index                                29.64          22.02          4.56              3.93
Lipper Emerging Markets Funds median                                  28.47          20.27          4.44              5.50

Average annual total returns for periods ended December 31, 2004, after deduction of the maximum sales charge or UBS PACE program fee, were as follows:
Class A--1-year period, 12.96%; since inception, 6.54%; Class B--1-year period, 13.31%; since inception, 8.74%; Class C--1-year period, 17.51%; since inception, 9.04%; Class Y--1-year period, 19.86%; since inception, 8.21%; Class P--1-year period, 17.75%; 5-year period, -2.88%; since inception, 0.05%.

~ Since inception returns are calculated as of commencement of issuance on August 24, 1995 for Class P shares, December 11, 2000 for Class A shares, December 22, 2000 for Class B shares, December 1, 2000 for Class C shares and February 9, 2001 for Class Y shares. Since inception returns for the Index and Lipper median are shown as of August 31, 1995, which is the nearest month-end of the inception date of the oldest share class (Class
       P).

* Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

** Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 distribution and service fees.

*** Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

**** The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees.

***** Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees, but are subject to a maximum annual UBS PACE program fee of 1.5% of the value of Class P shares.

The MSCI Emerging Markets Free (EMF) Index is a market capitalization-weighted index composed of companies representative of the market structure of 25 emerging market countries in Europe, Latin America, and the Pacific Basin. The MSCI EMF Index excludes closed markets and those shares in otherwise free markets that are not purchasable by foreigners.

Past performance does not predict future performance and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions. Total returns for periods of less than one year have not been annualized.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

EXPENSE EXAMPLE (UNAUDITED)

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs (as applicable); including sales charges (loads), program fees, and redemption fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (if applicable); and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, August 1, 2004 to January 31, 2005.

ACTUAL EXPENSES

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each class of shares under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads), program fees or redemption fees. Therefore, the second line in the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                      BEGINNING            ENDING          EXPENSES PAID
                                                                    ACCOUNT VALUE       ACCOUNT VALUE      DURING PERIOD*
                                                                   AUGUST 1, 2004     JANUARY 31, 2005     8/1/04-1/31/05
-------------------------------------------------------------------------------------------------------------------------
Class A        Actual                                              $     1,000.00     $       1,283.50     $        11.97
               Hypothetical (5% annual return before expenses)           1,000.00             1,014.72              10.56
Class B        Actual                                                    1,000.00             1,277.10              17.39
               Hypothetical (5% annual return before expenses)           1,000.00             1,009.93              15.35
Class C        Actual                                                    1,000.00             1,279.00              16.43
               Hypothetical (5% annual return before expenses)           1,000.00             1,010.79              14.50
Class Y        Actual                                                    1,000.00             1,286.30               9.45
               Hypothetical (5% annual return before expenses)           1,000.00             1,016.94               8.34
Class P        Actual                                                    1,000.00             1,284.10              11.51
               Hypothetical (5% annual return before expenses)           1,000.00             1,015.12              10.16

*      Expenses are equal to the Portfolio's annualized net expense ratios:
       Class A: 2.08%, Class B: 3.03%, Class C: 2.86%, Class Y: 1.64%, Class P:
       2.00%, multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half year period).

PORTFOLIO STATISTICS (UNAUDITED)

CHARACTERISTICS                                                          1/31/05
--------------------------------------------------------------------------------
Net Assets (mm)                                                          $ 193.3
Number of Securities                                                         168

PORTFOLIO COMPOSITION*                                                   1/31/05
--------------------------------------------------------------------------------
Equities (common and preferred stocks and rights)                           97.5%
Forward Foreign Currency Contracts                                           0.0**
Cash Equivalents and Other Assets Less Liabilities                           2.5
--------------------------------------------------------------------------------
Total                                                                      100.0%
--------------------------------------------------------------------------------

REGIONAL ALLOCATION*                                                     1/31/05
--------------------------------------------------------------------------------
Asia                                                                        47.5%
Europe/Middle East/Africa                                                   28.0
Latin America                                                               22.0
Forward Foreign Currency Contracts                                           0.0**
Cash Equivalents and Other Assets Less Liabilities                           2.5
--------------------------------------------------------------------------------
Total                                                                      100.0%
--------------------------------------------------------------------------------

TOP FIVE COUNTRIES (EQUITY INVESTMENTS)*                                 1/31/05
--------------------------------------------------------------------------------
South Korea                                                                 17.3%
Brazil                                                                      12.1
South Africa                                                                11.8
Taiwan                                                                      10.0
Mexico                                                                       7.0
--------------------------------------------------------------------------------
Total                                                                       58.2%
--------------------------------------------------------------------------------

TOP TEN EQUITY HOLDINGS*                                                 1/31/05
--------------------------------------------------------------------------------
Samsung Electronics                                                          2.8%
Petroleo Brasileiro                                                          2.4
China Telecom                                                                1.5
Sasol                                                                        1.5
Egyptian Co. for Mobile Services (MobiNil)                                   1.3
Taiwan Semiconductor Manufacturing                                           1.2
Impala Platinum Holdings                                                     1.2
China Steel                                                                  1.2
Malaysia International Shipping                                              1.1
Cemex                                                                        1.1
--------------------------------------------------------------------------------
Total                                                                       15.3%
--------------------------------------------------------------------------------

* Weightings represent percentages of net assets as of January 31, 2005. The Portfolio is actively managed and its composition will vary over time.

** Weighting represents less than 0.05% of the Portfolio's net assets as of January 31, 2005.

UBS PACE MONEY MARKET INVESTMENTS
PORTFOLIO OF INVESTMENTS - JANUARY 31, 2005 (UNAUDITED)

 PRINCIPAL
  AMOUNT                                                                    MATURITY             INTEREST
   (000)                                                                      DATES                RATES               VALUE
--------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS - 14.92%
$    4,000   Federal Farm Credit Bank                                             02/01/05             2.486%*   $     4,000,814
     9,000   Federal Home Loan Bank                                   03/01/05 to 10/21/05    1.350 to 2.250           8,994,409
     3,500   Federal Home Loan Bank                                   03/07/05 to 04/05/05    2.295 to 2.447*          3,498,881
     2,000   Federal Home Loan Mortgage Corp.                                     08/15/05             1.500@          1,991,098
     8,800   Federal National Mortgage Association                    03/29/05 to 09/30/05    1.400 to 2.300           8,800,000
Total U.S. Government Agency Obligations (cost - $27,285,202)                                                         27,285,202
--------------------------------------------------------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT - 19.41%
NON-U.S. - 6.83%
     2,000   BNP Paribas                                                          02/23/05             2.265*          1,999,375
     2,000   BNP Paribas                                                          03/22/05             2.530           2,000,000
     1,500   Fortis Bank NV                                                       02/04/05             2.315*          1,499,962
     2,000   Royal Bank of Scotland PLC                                           10/03/05             2.375           1,999,669
     2,000   Societe Generale                                                     02/10/05             2.350*          1,999,786
     3,000   UniCredito Italiano SpA                                              03/24/05             2.465*          2,999,610
                                                                                                                      12,498,402
U.S. - 12.58%
     4,000   American Express Centurion Bank                                      02/16/05             2.410           4,000,000
     4,000   Discover Bank                                                        02/15/05             2.390           4,000,000
     4,000   First Tennessee Bank N.A. (Memphis)                      02/03/05 to 02/15/05    2.310 to 2.380           4,000,000
     3,000   Harris Trust & Savings Bank                                          02/01/05             2.300*          3,000,000
     4,000   Washington Mutual Bank                                               02/17/05             2.380           4,000,000
     4,000   Wells Fargo Bank N.A.                                                02/23/05             2.500           4,000,000
                                                                                                                      23,000,000
Total Certificates of Deposit (cost - $35,498,402)                                                                    35,498,402
--------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER@ - 63.15%
ASSET BACKED-AUTO & TRUCK - 2.18%
     4,000   New Center Asset Trust                                               02/28/05             2.390           3,992,830
ASSET BACKED-BANKING - 2.19%
     4,000   Atlantis One Funding                                                 02/17/05             2.340           3,995,840
ASSET BACKED-MISCELLANEOUS - 19.94%
     4,000   Amsterdam Funding Corp.                                              02/15/05             2.410           3,996,251
     2,000   Barton Capital Corp.                                                 02/04/05             2.280           1,999,620
     4,000   Falcon Asset Securitization Corp.                                    02/15/05             2.380           3,996,298
     5,000   Giro Multi-Funding Corp.                                             02/22/05             2.450           4,992,854
     4,000   Old Line Funding Corp.                                               02/22/05             2.360           3,994,493
     4,000   Ranger Funding Co. LLC                                               02/10/05             2.350           3,997,650
     1,500   Triple A One Funding                                                 02/11/05             2.350           1,499,021
     4,000   Variable Funding Capital Corp.                                       02/28/05             2.420           3,992,740
     4,000   Windmill Funding Corp.                                               02/08/05             2.330           3,998,188
     4,000   Yorktown Capital LLC                                                 02/24/05             2.470           3,993,688
                                                                                                                      36,460,803
ASSET BACKED-SECURITIES - 13.08%
     3,000   Beta Finance, Inc.**                                                 03/14/05             2.430           2,991,697

 PRINCIPAL
  AMOUNT                                                                    MATURITY             INTEREST
   (000)                                                                     DATES                RATES               VALUE
--------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER@ - (CONCLUDED)
ASSET BACKED-SECURITIES - (CONCLUDED)
$    4,000   CC (USA), Inc.**                                                     04/11/05             2.560%    $     3,980,373
     3,000   Dorada Finance, Inc.**                                   02/01/05 to 02/11/05    2.140 to 2.250           2,999,375
     4,000   Galaxy Funding, Inc.                                                 04/04/05             2.580           3,982,227
     4,000   Giro Funding US Corp.                                    02/15/05 to 02/28/05    2.380 to 2.500           3,994,399
     2,000   Links Finance LLC**                                                  04/04/05             2.480           1,991,458
     4,000   Scaldis Capital LLC                                                  03/29/05             2.440           3,984,818
                                                                                                                      23,924,347
BANKING-NON-U.S. - 12.65%
     2,000   Bank of Ireland                                                      03/10/05             2.450           1,994,964
     3,500   Banque et Caisse d'Epargne de L'Etat                                 02/14/05             2.390           3,496,979
     3,660   Caisse Nationale des Caisses d'Epargne et de Prevoyance              03/21/05             2.500           3,647,800
     4,000   Depfa Bank PLC                                                       03/02/05             2.380           3,992,331
     2,000   DNB NOR Bank ASA                                                     02/08/05             2.340           1,999,090
     4,000   Nationwide Building Society                                          02/22/05             2.370           3,994,470
     4,000   Northern Rock PLC                                                    02/02/05             2.145           3,999,762
                                                                                                                      23,125,396
BANKING-U.S. - 6.01%
     3,000   ING (US) Funding LLC                                                 02/25/05             2.370           2,995,260
     3,000   KFW International Finance, Inc.                                      02/04/05             2.270           2,999,432
     3,000   National Australia Funding (Delaware), Inc.                          02/22/05             2.370           2,995,853
     2,000   San Paolo IMI U.S. Financial Co.                                     02/03/05             2.240           1,999,751
                                                                                                                      10,990,296
BROKERAGE - 3.28%
     4,000   Goldman Sachs Group, Inc.                                            02/22/05             2.370           3,994,470
     2,000   Greenwich Capital Holdings, Inc.                                     02/28/05             2.504*          2,000,000
                                                                                                                       5,994,470
FINANCE-NONCAPTIVE DIVERSIFIED - 1.09%
     2,000   General Electric Capital Corp.                                       05/09/05             2.380           1,987,174
PHARMACEUTICALS - 2.73%
     4,000   GlaxoSmithKline Finance PLC                                          03/03/05             2.390           3,992,034
     1,000   Novartis Finance Corp.                                               02/07/05             2.500             999,583
                                                                                                                       4,991,617
Total Commercial Paper (cost - $115,462,773)                                                                         115,462,773
--------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM CORPORATE OBLIGATIONS - 3.56%
BANKING-U.S. - 0.55%
     1,000   KFW International Finance, Inc.                                      04/18/05             4.250           1,005,730
FINANCE-CAPTIVE AUTOMOTIVE - 1.10%
     2,000   Toyota Motor Credit Corp.                                            02/01/05             2.300*          2,000,000

 PRINCIPAL
  AMOUNT                                                                    MATURITY             INTEREST
   (000)                                                                     DATES                RATES               VALUE
--------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM CORPORATE OBLIGATIONS - (CONCLUDED)
FINANCE-NONCAPTIVE CONSUMER - 0.82%
$    1,500   HSBC FINANCE CORP.                                                   02/07/05             2.360%*   $     1,500,000
FINANCE-NONCAPTIVE DIVERSIFIED - 1.09%
     2,000   GENERAL ELECTRIC CAPITAL CORP.                                       02/09/05             2.520*          2,000,000
Total Short-Term Corporate Obligations (cost - $6,505,730)                                                             6,505,730
--------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT - 0.14%
       255   Repurchase Agreement dated 01/31/05 with State Street
               Bank & Trust Co., collateralized by $251,726
               U.S. Treasury Notes, 5.750% due 11/15/05;
               (value - $260,222); proceeds:
               $255,016 (cost - $255,000)                                         02/01/05             2.280             255,000
--------------------------------------------------------------------------------------------------------------------------------

 NUMBER OF
  SHARES
   (000)
--------------------------------------------------------------------------------------------------------------------------------
MONEY MARKET FUNDS+ - 0.90%
     1,107   AIM Liquid Assets Portfolio                                                               2.273           1,107,442
       527   BLACKROCK PROVIDENT INSTITUTIONAL TEMPFUND                                                2.217             527,087
Total Money Market Funds (cost - $1,634,529)                                                                           1,634,529
--------------------------------------------------------------------------------------------------------------------------------
Total Investments (cost - $186,641,636 which approximates cost for federal
  income tax purposes) - 102.08%                                                                                     186,641,636
Liabilities in excess of other assets - (2.08)%                                                                       (3,794,744)
Net Assets (applicable to 182,847,136 shares of beneficial
  interest outstanding equivalent to $1.00 per share) - 100.00%                                                  $   182,846,892
--------------------------------------------------------------------------------------------------------------------------------

* Variable rate securities - maturity dates reflect earlier of reset dates or stated maturity dates. The interest rates shown are the current rates as of January 31, 2005, and reset periodically.

** Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 6.54% of net assets as of January 31, 2005, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

@      Interest rates shown are the discount rates at date of purchase.

+      Interest rates shown reflect yield at January 31, 2005.

ISSUER BREAKDOWN BY COUNTRY

                                     PERCENTAGE OF PORTFOLIO ASSETS
-------------------------------------------------------------------
UNITED STATES                                                 80.9%
UNITED KINGDOM                                                 5.3
FRANCE                                                         5.2
IRELAND                                                        3.2
LUXEMBOURG                                                     1.9
ITALY                                                          1.6
NORWAY                                                         1.1
BELGIUM                                                        0.8
Total                                                        100.0%
-------------------------------------------------------------------

                       Weighted Average Maturity - 37 days

                 See accompanying notes to financial statements

UBS PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS
PORTFOLIO OF INVESTMENTS - JANUARY 31, 2005 (UNAUDITED)

 PRINCIPAL
  AMOUNT                                                                    MATURITY            INTEREST
   (000)                                                                     DATES                RATES               VALUE
--------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATION - 0.76%
$    3,500   U.S. Treasury Notes (3) (cost - $3,729,086)                          08/15/11             5.000%    $     3,723,534
--------------------------------------------------------------------------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION CERTIFICATES - 12.97%
        15   GNMA                                                                 12/15/07             8.000              15,372
        35   GNMA                                                                 08/15/09             8.000              36,768
       740   GNMA                                                                 08/15/09             9.000             786,552
         2   GNMA                                                                 03/15/13            11.500               1,656
        38   GNMA                                                                 02/15/19            10.500              42,987
     1,045   GNMA                                                                 04/15/19             8.250           1,133,513
         4   GNMA                                                                 05/15/19            11.500               4,835
        80   GNMA                                                                 06/15/19            10.500              89,469
       156   GNMA                                                                 07/15/19            10.500             174,300
        30   GNMA                                                                 08/15/19            10.500              33,740
        25   GNMA                                                                 09/15/19            10.500              27,724
         5   GNMA                                                                 07/15/20            10.500               5,155
       103   GNMA                                                                 08/15/20            10.500             116,787
        11   GNMA                                                                 09/15/20            10.500              12,727
        19   GNMA                                                                 08/15/21             7.500              20,636
         6   GNMA                                                                 02/15/23             8.000               6,291
         6   GNMA                                                                 09/15/23             7.500               6,073
       244   GNMA                                                                 12/15/32             5.500             250,295
       386   GNMA                                                                 02/15/33             5.500             396,118
       882   GNMA                                                                 03/15/33             5.500             905,601
     1,856   GNMA                                                                 07/15/33             5.500           1,906,761
       973   GNMA                                                                 01/15/34             5.500             999,678
     5,993   GNMA                                                                 03/15/34             5.500           6,153,999
     1,506   GNMA                                                                 04/15/34             5.500           1,546,762
     3,378   GNMA                                                                 05/15/34             5.500           3,469,970
        97   GNMA II                                                              04/20/25             9.000             108,215
        15   GNMA II                                                              12/20/26             9.000              17,193
        49   GNMA II                                                              01/20/27             9.000              54,627
        31   GNMA II                                                              04/20/30             9.000              33,630
         4   GNMA II                                                              05/20/30             9.000               4,023
         4   GNMA II                                                              06/20/30             9.000               4,877
        29   GNMA II                                                              07/20/30             9.000              31,453
        30   GNMA II                                                              09/20/30             9.000              33,283
        63   GNMA II                                                              10/20/30             9.000              69,592
        79   GNMA II                                                              11/20/30             9.000              87,383
        33   GNMA II ARM                                                          07/20/17             3.750              33,666
       487   GNMA II ARM                                                          01/20/18             4.000             493,022
        50   GNMA II ARM                                                          04/20/18             3.375              50,200
        23   GNMA II ARM                                                          05/20/18             4.000              23,273
        73   GNMA II ARM                                                          06/20/19             4.000              74,100
        62   GNMA II ARM                                                          06/20/19             4.500              60,929
        71   GNMA II ARM                                                          05/20/21             3.375              72,404

 PRINCIPAL
  AMOUNT                                                                    MATURITY             INTEREST
   (000)                                                                     DATES                RATES               VALUE
--------------------------------------------------------------------------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION CERTIFICATES - (CONTINUED)
$      498   GNMA II ARM                                                          09/20/21             3.750%    $       505,207
        83   GNMA II ARM                                                          11/20/21             4.625              84,196
       468   GNMA II ARM                                                          06/20/22             3.375             472,886
       170   GNMA II ARM                                                          11/20/22             4.625             173,368
       377   GNMA II ARM                                                          01/20/23             3.375             380,284
       208   GNMA II ARM                                                          03/20/23             3.375             210,398
       601   GNMA II ARM                                                          01/20/24             3.375             608,759
       391   GNMA II ARM                                                          04/20/24             3.375             395,061
         3   GNMA II ARM                                                          12/20/24             4.625               3,356
        47   GNMA II ARM                                                          01/20/25             3.375              47,476
       138   GNMA II ARM                                                          02/20/25             3.375             139,259
       185   GNMA II ARM                                                          03/20/25             3.375             187,200
        89   GNMA II ARM                                                          03/20/25             3.500              89,086
       397   GNMA II ARM                                                          05/20/25             3.375             404,243
       176   GNMA II ARM                                                          06/20/25             3.375             179,510
       132   GNMA II ARM                                                          08/20/25             3.750             134,520
       146   GNMA II ARM                                                          09/20/25             3.750             148,077
       116   GNMA II ARM                                                          10/20/25             4.625             118,180
        21   GNMA II ARM                                                          12/20/25             4.625              21,129
       103   GNMA II ARM                                                          03/20/26             3.375             104,742
       933   GNMA II ARM                                                          04/20/26             3.375             941,054
       446   GNMA II ARM                                                          06/20/26             3.375             449,681
       171   GNMA II ARM                                                          08/20/26             3.750             174,070
        25   GNMA II ARM                                                          09/20/26             3.750              25,622
        88   GNMA II ARM                                                          10/20/26             4.625              89,272
       115   GNMA II ARM                                                          12/20/26             4.625             116,967
       530   GNMA II ARM                                                          01/20/27             3.375             534,581
        70   GNMA II ARM                                                          02/20/27             3.375              70,573
       340   GNMA II ARM                                                          04/20/27             3.375             343,636
        64   GNMA II ARM                                                          07/20/27             3.750              64,857
       186   GNMA II ARM                                                          08/20/27             3.750             188,810
       336   GNMA II ARM                                                          11/20/27             4.625             341,968
        36   GNMA II ARM                                                          12/20/27             4.625              36,525
        65   GNMA II ARM                                                          01/20/28             3.375              65,435
        18   GNMA II ARM                                                          02/20/28             3.250              18,104
        51   GNMA II ARM                                                          02/20/28             3.375              51,484
        71   GNMA II ARM                                                          10/20/29             4.625              72,773
       335   GNMA II ARM                                                          04/20/30             3.375             338,036
     6,187   GNMA II ARM                                                          05/20/30             3.375           6,244,272
        81   GNMA II ARM                                                          06/20/30             3.500              81,445
     1,409   GNMA II ARM                                                          07/20/30             3.500           1,425,197
     1,088   GNMA II ARM                                                          08/20/30             3.500           1,100,483
       136   GNMA II ARM                                                          10/20/30             4.500             137,068
       157   GNMA II ARM                                                          09/20/31             4.500             158,633

 PRINCIPAL
  AMOUNT                                                                    MATURITY             INTEREST
   (000)                                                                     DATES                RATES               VALUE
--------------------------------------------------------------------------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION CERTIFICATES - (CONCLUDED)
$       91   GNMA II ARM                                                          11/20/31             4.500%    $        91,464
    19,500   GNMA TBA                                                                  TBA             5.500          19,938,750
     6,000   GNMA TBA                                                                  TBA             6.000           6,230,628
Total Government National Mortgage Association Certificates
  (cost - $62,794,104)                                                                                                63,133,964
--------------------------------------------------------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION CERTIFICATES - 14.45%
         6   FHLMC                                                                12/01/05            10.500               6,160
       736   FHLMC                                                                07/01/08             6.000             748,916
        11   FHLMC                                                                07/01/09             9.000              12,096
        12   FHLMC                                                                02/01/10             9.000              13,009
        19   FHLMC                                                                05/01/10            11.500              21,075
        15   FHLMC                                                                08/01/10            11.500              16,939
        17   FHLMC                                                                11/01/10            11.500              18,287
        18   FHLMC                                                                05/01/11            11.000              19,716
       282   FHLMC                                                                03/01/13             8.000             305,757
         6   FHLMC                                                                03/01/13            11.000               6,644
        28   FHLMC                                                                05/01/14            11.500              30,858
         8   FHLMC                                                                09/01/14            11.500               8,565
        16   FHLMC                                                                07/01/15            11.000              17,252
        20   FHLMC                                                                09/01/15            11.000              21,622
         4   FHLMC                                                                10/01/15            11.000               4,762
        40   FHLMC                                                                12/01/15            11.000              43,906
        39   FHLMC                                                                12/01/15            11.500              43,519
         4   FHLMC                                                                01/01/16            11.500               4,556
         4   FHLMC                                                                02/01/16            11.500               4,641
       219   FHLMC                                                                05/01/16             8.500             221,957
        88   FHLMC                                                                11/01/16             9.750              95,296
         7   FHLMC                                                                10/01/17             7.500               7,030
        45   FHLMC                                                                12/01/17            11.500              50,582
        14   FHLMC                                                                01/01/18            11.500              15,453
        46   FHLMC                                                                01/01/19            11.000              51,416
        16   FHLMC                                                                04/01/19            11.000              18,461
         9   FHLMC                                                                05/01/19            11.500               9,629
         2   FHLMC                                                                06/01/19            11.000               2,281
        26   FHLMC                                                                06/01/19            11.500              29,448
        20   FHLMC                                                                07/01/19            11.500              22,510
+        0   FHLMC                                                                08/01/20            11.000                 172
         9   FHLMC                                                                09/01/20            11.000              10,567
        59   FHLMC                                                                11/01/20            10.500              65,951
        11   FHLMC                                                                12/01/20            11.000              12,796
        14   FHLMC                                                                11/01/24             7.500              15,305
       635   FHLMC                                                                04/01/25             9.000             684,701
         5   FHLMC                                                                08/01/25             7.000               5,077
     1,001   FHLMC                                                                03/01/34             5.000             999,714
       541   FHLMC ARM                                                            10/01/23             3.886             559,178
       899   FHLMC ARM                                                            07/01/24             3.730             927,407

 PRINCIPAL
  AMOUNT                                                                    MATURITY            INTEREST
   (000)                                                                     DATES                RATES               VALUE
--------------------------------------------------------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION CERTIFICATES - (CONCLUDED)
$    1,420   FHLMC ARM                                                            11/01/25             3.926%    $     1,464,175
     1,089   FHLMC ARM                                                            10/01/27             3.964           1,121,853
     1,819   FHLMC ARM                                                            10/01/27             4.240           1,862,882
       424   FHLMC ARM                                                            11/01/27             3.674             435,514
       336   FHLMC ARM                                                            01/01/28             3.993             345,364
     1,848   FHLMC ARM                                                            06/01/28             3.771           1,906,133
     1,491   FHLMC ARM                                                            07/01/28             3.900           1,533,559
     1,091   FHLMC ARM                                                            01/01/29             3.901           1,127,068
     1,123   FHLMC ARM                                                            04/01/29             3.724           1,164,097
        51   FHLMC ARM                                                            10/01/29             5.827              53,396
     2,168   FHLMC ARM                                                            11/01/29             3.780           2,246,678
     1,083   FHLMC ARM                                                            12/01/29             3.801           1,116,610
       356   FHLMC ARM                                                            01/01/30             3.781             365,452
    26,000   FHLMC TBA                                                                 TBA             5.000          25,959,388
    24,000   FHLMC TBA                                                                 TBA             5.500          24,457,488
Total Federal Home Loan Mortgage Corporation Certificates
  (cost - $69,636,322)                                                                                                70,312,868
--------------------------------------------------------------------------------------------------------------------------------
FEDERAL HOUSING ADMINISTRATION CERTIFICATES - 2.23%
       391   FHA GMAC                                                             04/01/19             7.480             397,185
     2,194   FHA GMAC                                                             02/01/21             7.400           2,193,677
       181   FHA GMAC                                                             05/01/21             7.450             181,134
     1,548   FHA Project Certificates                                             02/01/20             8.430           1,548,200
     1,567   FHA Reilly                                                           07/01/20             6.896           1,582,413
        95   FHA Reilly                                                           08/01/20             7.430              96,618
     4,842   FHA Wingate St. Francis                                              04/01/31             8.375           4,842,400
Total Federal Housing Administration Certificates
  (cost - $10,854,708)                                                                                                10,841,627
--------------------------------------------------------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION CERTIFICATES - 55.49%
+        0   FNMA                                                                 02/01/05             9.000                 122
       303   FNMA                                                                 05/01/09             9.000             323,141
       176   FNMA                                                                 07/01/09             7.249             193,100
         6   FNMA                                                                 12/01/09             9.500               6,772
        84   FNMA                                                                 04/01/10             9.250              90,469
        11   FNMA                                                                 03/01/11            10.250              11,932
        41   FNMA                                                                 04/01/11            10.250              45,163
         7   FNMA                                                                 02/01/12            10.500               7,958
        22   FNMA                                                                 09/01/12             6.500              23,033
        62   FNMA                                                                 12/01/12             6.500              65,544
        11   FNMA                                                                 01/01/13             6.500              12,136
        52   FNMA                                                                 02/01/13             6.500              54,696
       107   FNMA                                                                 03/01/13             6.500             112,871
        46   FNMA                                                                 04/01/13             6.500              48,496
        92   FNMA                                                                 04/01/13             9.250              98,486
       157   FNMA                                                                 06/01/13             6.500             166,329
        69   FNMA                                                                 07/01/13             6.500              73,026
         6   FNMA                                                                 07/01/13            10.500               6,193

 PRINCIPAL
  AMOUNT                                                                    MATURITY            INTEREST
   (000)                                                                     DATES                RATES               VALUE
--------------------------------------------------------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION CERTIFICATES - (CONTINUED)
$       28   FNMA                                                                 07/01/13            11.000%    $        30,841
        42   FNMA                                                                 08/01/13             6.500              43,941
       252   FNMA                                                                 09/01/13             6.500             266,064
        97   FNMA                                                                 10/01/13             6.500             102,626
        88   FNMA                                                                 11/01/13             6.500              92,571
         8   FNMA                                                                 04/01/14            10.500               8,674
        13   FNMA                                                                 05/01/14             5.500              13,671
       146   FNMA                                                                 05/01/14             9.250             154,223
        40   FNMA                                                                 09/01/15            10.500              44,056
        32   FNMA                                                                 10/01/15            11.000              35,413
+        0   FNMA                                                                 11/01/15            10.500                 207
        55   FNMA                                                                 11/01/15            11.000              59,788
        79   FNMA                                                                 12/01/15             9.250              84,215
        26   FNMA                                                                 01/01/16            11.000              27,945
        21   FNMA                                                                 02/01/16            11.000              23,383
        22   FNMA                                                                 03/01/16            11.000              24,014
       467   FNMA                                                                 06/01/17             5.500             480,996
     3,043   FNMA                                                                 10/01/17             5.000           3,095,320
     1,991   FNMA                                                                 02/01/18             5.000           2,025,603
     1,510   FNMA                                                                 05/01/18             5.000           1,535,108
        34   FNMA                                                                 06/01/18             5.000              34,168
       690   FNMA                                                                 07/01/18             5.000             701,625
       769   FNMA                                                                 08/01/18             5.000             782,179
     4,114   FNMA                                                                 10/01/18             5.000           4,184,252
    23,130   FNMA                                                                 11/01/18             5.000          23,522,447
     4,135   FNMA                                                                 12/01/18             5.000           4,205,257
    12,202   FNMA                                                                 02/01/19             5.000          12,405,860
       601   FNMA                                                                 04/01/19             4.500             600,745
     2,873   FNMA                                                                 05/01/19             4.500           2,871,285
     4,375   FNMA                                                                 06/01/19             4.500           4,373,485
     1,648   FNMA                                                                 07/01/19             4.500           1,646,413
       237   FNMA                                                                 07/01/19             6.500             249,570
        15   FNMA                                                                 07/01/19            10.500              16,399
       941   FNMA                                                                 08/01/19             4.500             940,416
       180   FNMA                                                                 08/01/19            10.000             195,837
       228   FNMA                                                                 10/01/19             9.000             253,832
        28   FNMA                                                                 05/01/20            11.000              30,354
         7   FNMA                                                                 08/01/20            10.500               7,598
        16   FNMA                                                                 09/01/21            10.500              17,175
        23   FNMA                                                                 04/01/22            10.500              25,803
         5   FNMA                                                                 06/01/24             7.500               5,373
        66   FNMA                                                                 07/01/24             7.500              71,434
        76   FNMA                                                                 08/01/24             7.500              82,322
         1   FNMA                                                                 10/01/24             7.500               1,086
         3   FNMA                                                                 12/01/24             7.500               3,058

 PRINCIPAL
  AMOUNT                                                                    MATURITY            INTEREST
   (000)                                                                     DATES                RATES               VALUE
--------------------------------------------------------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION CERTIFICATES - (CONCLUDED)
$       32   FNMA                                                                 06/01/25             7.500%    $        34,090
        34   FNMA                                                                 07/01/25             7.500              36,088
        74   FNMA                                                                 07/01/25             8.000              80,634
       256   FNMA                                                                 09/01/25             8.500             282,335
       128   FNMA                                                                 02/01/26             9.000             142,215
        19   FNMA                                                                 04/01/26             6.500              19,435
       192   FNMA                                                                 10/01/26             7.500             206,925
       214   FNMA                                                                 11/01/26             7.500             230,429
       109   FNMA                                                                 11/01/26             8.000             118,290
       170   FNMA                                                                 03/01/29             6.500             178,303
       402   FNMA                                                                 05/01/29             6.500             421,581
       433   FNMA                                                                 07/01/32             6.500             453,186
         8   FNMA                                                                 08/01/32             6.500               8,224
        32   FNMA                                                                 03/01/33             6.000              33,271
     1,887   FNMA                                                                 03/01/33             6.500           1,974,498
        13   FNMA                                                                 05/01/33             6.500              13,329
        12   FNMA                                                                 12/01/33             6.500              12,679
       361   FNMA                                                                 04/01/34             6.500             377,845
       154   FNMA                                                                 07/01/34             6.500             161,162
       493   FNMA                                                                 11/01/34             6.500             516,321
    33,910   FNMA*                                                                03/01/34             5.000          33,913,911
     5,908   FNMA*                                                                07/01/34             5.000           5,897,635
       998   FNMA*                                                                11/01/34             5.000             996,268
    24,000   FNMA*                                                                01/01/35             5.000          23,958,750
       600   FNMA ARM                                                             09/01/15             3.575             601,168
        40   FNMA ARM                                                             11/01/23             5.268              41,138
       891   FNMA ARM                                                             03/01/25             4.180             909,921
       209   FNMA ARM                                                             02/01/26             4.030             215,068
       451   FNMA ARM                                                             09/01/26             4.209             463,914
    10,227   FNMA ARM                                                             10/01/26             3.096          10,101,476
       269   FNMA ARM                                                             12/01/27             4.006             275,883
       175   FNMA ARM                                                             02/01/29             3.921             179,587
       112   FNMA ARM                                                             09/01/29             6.623             112,705
       311   FNMA ARM                                                             02/01/30             4.024             320,986
       444   FNMA ARM                                                             05/01/30             3.914             455,425
       286   FNMA ARM                                                             07/01/30             4.134             294,505
    62,500   FNMA TBA                                                                  TBA             5.000          63,476,562
    34,500   FNMA TBA                                                                  TBA             5.500          35,125,313
    20,000   FNMA TBA                                                                  TBA             6.000          20,650,000
Total Federal National Mortgage Association Certificates
  (cost - $269,052,910)                                                                                              270,007,154
--------------------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS - 7.46%
     4,278   Chevy Chase Funding LLC, Series 2004-1, Class A1 (2)                 01/25/35             2.810++         4,282,027
     5,000   Commercial Mortgage Pass-Through Certificates,
               Series 2003-FL8, Class A2 (2)                                      07/15/15             2.680++         5,006,835
     1,321   Federal Agricultural Mortgage Corp., Series 2002,
               Class AA1                                                          04/25/11             7.827           1,389,323

 PRINCIPAL
  AMOUNT                                                                    MATURITY            INTEREST
   (000)                                                                     DATES                RATES               VALUE
--------------------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS - (CONCLUDED)
$      181   FHLMC REMIC, Series 0023, Class KZ                                   11/25/23             6.500%    $       191,587
        65   FHLMC REMIC, Series 0159, Class H                                    09/15/21             4.500              65,242
         8   FHLMC REMIC, Series 0185, Class E                                    08/15/06             9.000               7,955
       325   FHLMC REMIC, SERIES 1003, CLASS H                                    10/15/20             3.250++           325,473
        12   FHLMC REMIC, SERIES 1349, CLASS PS                                   08/15/22             7.500              12,408
     1,515   FHLMC REMIC, SERIES 1502, CLASS PX                                   04/15/23             7.000           1,588,895
       758   FHLMC REMIC, SERIES 1534, CLASS Z                                    06/15/23             5.000             757,832
       245   FHLMC REMIC, SERIES 1573, CLASS PZ                                   09/15/23             7.000             263,771
       161   FHLMC REMIC, SERIES 1658, CLASS GZ                                   01/15/24             7.000             170,959
       618   FHLMC REMIC, SERIES 1694, CLASS Z                                    03/15/24             6.500             622,503
        34   FHLMC REMIC, SERIES 1775, CLASS Z                                    03/15/25             8.500              35,284
       109   FHLMC REMIC, SERIES 2258, CLASS F                                    06/15/29             2.830++           109,179
       289   FHLMC REMIC, SERIES 2411, CLASS FJ                                   12/15/29             2.830++           289,972
       898   FNMA REMIC, TRUST 1987-002, CLASS Z                                  11/25/17            11.000           1,017,835
       674   FNMA REMIC, TRUST 1988-007, CLASS Z                                  04/25/18             9.250             730,435
         9   FNMA REMIC, TRUST 1992-074, CLASS Z                                  05/25/22             8.000               9,042
        45   FNMA REMIC, TRUST 1992-129, CLASS L                                  07/25/22             6.000              46,672
        94   FNMA REMIC, TRUST 1992-158, CLASS ZZ                                 08/25/22             7.750             100,840
     1,713   FNMA REMIC, TRUST 1993-037, CLASS PX                                 03/25/23             7.000           1,825,081
         5   FNMA REMIC, TRUST 1993-240, CLASS Z                                  12/25/13             6.250               5,347
        82   FNMA REMIC, TRUST 1993-250, CLASS Z                                  12/25/23             7.000              85,118
       181   FNMA REMIC, TRUST G92-040, CLASS ZC                                  07/25/22             7.000             191,774
       148   FNMA REMIC, TRUST G94-006, CLASS PJ                                  05/17/24             8.000             161,365
       173   GNMA REMIC, TRUST 2000-009, CLASS FH                                 02/16/30             2.980++           174,303
     8,000   INDYMAC INDEX MORTGAGE LOAN TRUST, SERIES 2005-AR2,
               CLASS 2A1A                                                         02/25/35             2.870++         8,000,000
     3,579   SEQUOIA MORTGAGE TRUST, SERIES 5, CLASS A                            10/19/26             2.850++         3,576,866
        35   SMALL BUSINESS ADMINISTRATION, SERIES 1995-10, CLASS B1              03/01/05             7.750              34,987
        88   SMALL BUSINESS ADMINISTRATION, SERIES 1997-P10, CLASS B11            05/10/07             7.310              93,287
     1,122   SMALL BUSINESS ADMINISTRATION, SERIES 2000-10, CLASS B1              08/01/10             7.449           1,211,210
     3,908   WASHINGTON MUTUAL, SERIES 2003-R1, CLASS A1                          12/25/27             2.800++         3,903,721
Total Collateralized Mortgage Obligations (cost - $35,520,811)                                                        36,287,128
--------------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES - 8.87%
     3,000   CITIBANK OMNI-S MASTER TRUST, SERIES 2002-1, CLASS A                 02/18/09             2.580++         2,999,462
     2,046   CITIFINANCIAL MORTGAGE SECURITIES, INC., SERIES 2003-2,
               CLASS AV2                                                          05/25/33             2.840++         2,048,863
       524   CONSECO FINANCE HOME LOAN TRUST, SERIES 1999-G,
               CLASS M2                                                           06/15/24             9.520             524,413
     1,000   CONSECO FINANCE SECURITIZATIONS CORP., SERIES 2000-5,
               CLASS M1                                                           02/01/32             8.400             205,000
     2,628   CREDIT-BASED ASSET SERVICING AND SECURITIZATION,
               SERIES 2004-CB5, CLASS AVI                                         09/25/21             2.660++         2,627,758
       112   CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.,
               SERIES 2002-HE4, CLASS A2                                          08/25/32             2.970++           112,152
     1,839   CWABS, INC., SERIES 2004-4, CLASS 3A1                                11/25/23             2.630++         1,839,024
     2,748   CWABS, INC., SERIES 2004-5, CLASS 4A1                                08/25/23             2.640++         2,748,060
     4,019   CWABS, INC., SERIES 2004-6, CLASS 2A1                                10/25/21             2.720++         4,018,688
     1,638   EMBARCADERO AIRCRAFT SECURITIZATION TRUST,
               SERIES 2000-A, CLASS B (2)^                                        08/15/25             3.580++               512
     1,357   EMC MORTGAGE LOAN TRUST, SERIES 2003-A, CLASS A2 (2)                 08/25/40             3.280++         1,371,484
     1,010   EQUITY ONE ABS, INC., SERIES 2004-1, CLASS AF1                       04/25/34             2.680++         1,010,264

 PRINCIPAL
  AMOUNT                                                                    MATURITY            INTEREST
   (000)                                                                     DATES                RATES               VALUE
--------------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES - (CONCLUDED)
$    3,277   FIRST FRANKLIN MORTGAGE LOAN TRUST, SERIES 2003-FF5,
               CLASS A2                                                           03/25/34             2.820%++  $     3,280,514
     2,820   FIRST FRANKLIN MORTGAGE LOAN TRUST, SERIES 2004-FFH3,
               CLASS 2A2                                                          10/25/34             2.660++         2,819,703
       827   Fremont Home Loan Trust, Series 2003-1, Class A2                     02/25/33             2.870++           827,469
     2,432   Fremont Home Loan Trust, Series 2004-2, Class 2A1                    07/25/34             2.680++         2,432,022
       135   Green Tree Financial Corp., Series 1998-2, Class A5                  11/01/16             6.240             140,634
       117   Home Equity Mortgage Trust, Series 2003-3, Class A1                  09/25/33             2.930++           116,961
     2,621   Renaissance Home Equity Loan Trust, Series 2003-2,
             Class A                                                              08/25/33             2.970++         2,631,447
     2,938   Renaissance Home Equity Loan Trust, Series 2004-2,
             Class AV1                                                            07/25/34             2.690++         2,938,909
     1,053   Residential Asset Mortgage Products, Inc.,
             Series 2003-RZ4, Class A1                                            06/25/24             2.680++         1,052,910
     4,247   Residential Asset Mortgage Products, Inc.,
             Series 2004-RS8, Class AII1                                          05/25/26             2.670++         4,247,087
     1,945   Residential Asset Mortgage Products, Inc.,
             Series 2004-RZ1, Class AI1                                           12/25/22             2.640++         1,944,795
     1,230   Specialty Underwriting & Residential Financing,
             Series 2003-BC1, Class A                                             01/25/34             2.870++         1,233,501
Total Asset-Backed Securities (cost - $45,556,750)                                                                    43,171,632
--------------------------------------------------------------------------------------------------------------------------------
STRIPPED MORTGAGE-BACKED SECURITIES+++ - 0.32%
       681   FHLMC REMIC, Series 0013, Class B (1)                                06/25/23             7.000             117,825
        50   FHLMC REMIC, Series 1554, Class I (1)                                08/15/08             6.500               3,546
     1,636   FHLMC REMIC, Series 1627, Class PN (1)                               09/15/22             6.000              52,504
        61   FHLMC REMIC, Series 2136, Class GD (1)                               03/15/29             7.000              10,686
       292   FHLMC REMIC, Series 2178, Class PI (1)                               08/15/29             7.500              49,199
         1   FNMA REMIC, Trust 1992-142, Class KB (1)                             08/25/07            11.980               7,990
         1   FNMA REMIC, Trust 1992-157, Class JA (1)                             09/25/07            10.146               7,891
         9   FNMA REMIC, Trust 1994-030, Class IA (1)                             11/25/22             6.500                  38
    40,766   Hilton Hotel Pool Trust, Series 2000-HLTA, Class X (2)               10/03/15             0.618           1,324,897
Total Stripped Mortgage-Backed Securities (cost - $1,649,910)                                                          1,574,576
--------------------------------------------------------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT - 6.95%
U.S. - 6.95%
    12,000   Bank of America N.A.                                     02/01/05 to 04/20/05    2.000 to 2.610          12,000,000
    12,100   Citibank N.A.                                            03/07/05 to 04/29/05    2.380 to 2.675          12,100,000
     9,700   Wells Fargo Bank N.A.                                                02/14/05             2.510           9,700,000
Total Certificates of Deposit (cost - $33,800,000)                                                                    33,800,000
--------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER@ - 2.98%
FINANCE-NONCAPTIVE DIVERSIFIED - 2.98%
    14,500   General Electric Capital Corp. (cost - $14,480,481)      02/04/05 to 03/11/05    2.040 to 2.420          14,480,481
SHORT-TERM U.S. GOVERNMENT AND AGENCY OBLIGATIONS@ - 14.48%
       400   Federal Home Loan Bank                                               03/02/05             5.500             399,262
    22,400   Federal Home Loan Mortgage Corp.                         02/15/05 to 04/26/05    1.890 to 2.570          22,309,562
    47,200   Federal National Mortgage Association                    02/16/05 to 06/01/05    2.197 to 2.645          47,035,301
       715   U.S. Treasury Bills++++                                              03/17/05    2.025 to 2.205             713,089
--------------------------------------------------------------------------------------------------------------------------------
Total Short-Term U.S. Government and Agency Obligations
  (cost - $70,457,214)                                                                                                70,457,214
--------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT - 12.87%
    62,603   Repurchase Agreement dated 01/31/05 with State Street
               Bank & Trust Co., collateralized by $63,745,000 U.S.
               Treasury Notes, 1.625% due 04/30/05; (value -
               $63,859,104); proceeds: $62,606,965 (cost -
               $62,603,000)                                                       02/01/05             2.280          62,603,000
--------------------------------------------------------------------------------------------------------------------------------

NUMBER OF
 SHARES                                                                    MATURITY            INTEREST
  (000)                                                                     DATES                RATES               VALUE
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LOANED - 0.80%
MONEY MARKET FUNDS# - 0.80%
     3,800   Barclays Prime Money Market Fund LLC                                                      2.363%    $     3,800,003
        85   UBS Private Money Market Fund LLC**                                                       2.287              84,998
Total Money Market Funds (cost - $3,885,001)                                                                           3,885,001
Total Investments Before Investments Sold Short
  (cost - $684,020,297) - 140.63%                                                                                    684,278,179
--------------------------------------------------------------------------------------------------------------------------------

 PRINCIPAL
  AMOUNT
  (000)
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT SOLD SHORT - (7.59)%
$  (37,000)  FNMA TBA (proceeds - $36,776,562)                                         TBA             5.000         (36,907,500)
Liabilities in excess of other assets - (33.04)%                                                                    (160,788,867)
Net Assets - 100.00%                                                                                             $   486,581,812
--------------------------------------------------------------------------------------------------------------------------------

@      Interest rates shown are the discount rates at date of purchase.

* Entire of partial amount pledged as collateral for investments sold short.

++ Floating rate securities. The interest rates shown are the current rates as of January 31, 2005.

++++ Entire or partial amount pledged as collateral for futures and options transactions.

+      Principal amount is less than $500.

^      Bond Interest in default.

+++ Interest Only Security. This security entitles the holder to receive interest payments from an underlying pool of mortgages. The risk associated with this security is related to the speed of the principal paydowns. High prepayments would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in a greater amount of interest being received and cause the yield to increase.

#      Interest rates shown reflect yield at January 31, 2005.

(1) Illiquid securities representing 0.05% of net assets as of January 31, 2005.

(2) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 2.46% of net assets as of January 31, 2005, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(3)    Security, or portion thereof, was on loan at January 31, 2005.

ARM Adjustable Rate Mortgage - The interest rates shown are the current rates as of January 31, 2005.

REMIC  Real Estate Mortgage Investment Conduit.

TBA (To Be Assigned) Securities are purchased on a forward commitment basis with an approximate principal amount (generally +/- 1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

**     Affiliated issuer. See table below for more information.

                                                                                         INCOME
                                   PURCHASES          SALES                            EARNED FROM
                                  DURING THE        DURING THE                        AFFILIATE FOR
                                  SIX MONTHS        SIX MONTHS                        THE SIX MONTHS
       SECURITY      VALUE AT       ENDED             ENDED            VALUE AT           ENDED
      DESCRIPTION    07/31/04      01/31/05          01/31/05          01/31/05         01/31/05
----------------------------------------------------------------------------------------------------
      UBS Private
     Money Market
       Fund LLC        --        $  5,618,512      $  5,533,514       $  84,998         $  1,241
----------------------------------------------------------------------------------------------------

 NUMBER OF
 CONTRACTS
  (000)                                                                                                              VALUE
--------------------------------------------------------------------------------------------------------------------------------
WRITTEN OPTIONS
CALL OPTIONS WRITTEN
    15,000   3 Month LIBOR(1) Interest Rate Swap, strike @ 4.00%, expires 10/31/05                               $        91,650
       210   U.S. Treasury Note 10 Year Futures, strike @ $114.00, expires 02/18/05                                        9,844
                                                                                                                         101,494
--------------------------------------------------------------------------------------------------------------------------------
PUT OPTIONS WRITTEN
    15,000   3 Month LIBOR(1) Interest Rate Swap, strike @ 7.00%, expires 10/31/05                                         1,200
       210   U.S. Treasury Note 10 Year Futures, strike @ $109.00, expires 02/18/05                                        3,281
                                                                                                                           4,481
Total Written Options (premiums received - $618,956)                                                             $       105,975
--------------------------------------------------------------------------------------------------------------------------------

                                                                                                                   UNREALIZED
 NUMBER OF                                                                     IN               EXPIRATION        APPRECIATION
 CONTRACTS                CONTRACTS TO DELIVER                            EXCHANGE FOR            DATES           (DEPRECIATION)
--------------------------------------------------------------------------------------------------------------------------------
FUTURES CONTRACTS
       238   90 Day Euro Dollar Futures                               $         57,581,238         June 2005     $       (26,887)
       238   90 Day Euro Dollar Futures                                         57,440,863    September 2005             (29,313)
       219   U.S. Treasury Note 10 Year Futures                                 24,400,703        March 2005             185,469
                                                                                                                 $       129,269
--------------------------------------------------------------------------------------------------------------------------------

(1)    3 Month LIBOR (London Interbank Offered Rate) at January 31, 2005 was
       2.750%.

                 See accompanying notes to financial statements

UBS PACE INTERMEDIATE FIXED INCOME INVESTMENTS
PORTFOLIO OF INVESTMENTS - JANUARY 31, 2005 (UNAUDITED)

PRINCIPAL
 AMOUNT                                                                          MATURITY       INTEREST
  (000)                                                                           DATES           RATES               VALUE
--------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS - 20.81%
$    2,215   U.S. Treasury Bonds                                                  05/15/10            10.000%    $     2,260,857
     4,950   U.S. Treasury Bonds (1)                                              11/15/10            12.750           5,322,601
     5,400   U.S. Treasury Bonds (1)                                              11/15/12            10.375           6,384,868
     1,025   U.S. Treasury Bonds                                                  11/15/21             8.000           1,434,160
     1,040   U.S. Treasury Bonds                                                  08/15/23             6.250           1,247,309
       920   U.S. Treasury Notes                                                  11/15/05             5.750             940,161
     1,985   U.S. Treasury Notes                                                  11/30/05             1.875           1,968,562
     1,065   U.S. Treasury Notes                                                  12/31/05             1.875           1,054,891
        25   U.S. Treasury Notes                                                  05/15/06             4.625              25,487
    18,975   U.S. Treasury Notes (1)                                              06/30/06             2.750          18,880,125
     2,900   U.S. Treasury Notes (1)                                              08/31/06             2.375           2,864,655
       910   U.S. Treasury Notes                                                  09/30/06             2.500             899,727
     3,260   U.S. Treasury Notes                                                  11/30/06             2.875           3,238,862
       295   U.S.Treasury Notes                                                   12/31/06             3.000             293,571
     2,105   U.S. Treasury Notes (1)                                              11/15/07             3.000           2,082,799
       910   U.S. Treasury Notes                                                  11/15/09             3.500             903,033
       190   U.S. Treasury Notes                                                  12/15/09             3.500             188,404
       765   U.S. Treasury Notes                                                  01/15/10             3.625             762,550
     9,710   U.S. Treasury Notes (1)                                              02/15/12             4.875          10,268,704
       805   U.S. Treasury Notes                                                  11/15/12             4.000             805,755
    17,205   U.S. Treasury Notes (1)                                              11/15/14             4.250          17,363,613
Total U.S. Government Obligations (cost - $79,978,939)                                                                79,190,694
--------------------------------------------------------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION CERTIFICATES - 2.77%
     3,875   FHLMC                                                                04/19/07             3.010           3,834,537
     1,125   FHLMC                                                                02/27/09             3.750           1,118,967
     2,545   FHLMC                                                                12/08/10             4.750           2,561,756
     1,600   FHLMC                                                                10/11/12             4.750           1,600,111
     1,430   FHLMC                                                                10/27/14             5.000           1,436,133
Total Federal Home Loan Mortgage Corporation Certificates
  (cost - $10,490,129)                                                                                                10,551,504
--------------------------------------------------------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION CERTIFICATES - 12.35%
     3,025   FNMA                                                                 01/06/06             1.790           2,987,257
     5,500   FNMA                                                                 04/20/06             2.000           5,416,862
     1,775   FNMA                                                                 06/16/06             1.750           1,738,131
     3,775   FNMA                                                                 01/30/07             2.710           3,720,172
     7,290   FNMA                                                                 09/15/09             6.625           8,095,749
     5,235   FNMA                                                                 01/15/10             7.250           5,982,228
     6,765   FNMA                                                                 06/15/10             7.125           7,743,043
     1,185   FNMA                                                                 05/15/11             6.000           1,300,964
     1,725   FNMA                                                                 11/01/11             5.793           1,845,546
     4,480   FNMA                                                                 02/21/13             4.750           4,471,708
       786   FNMA ARM                                                             08/01/32             5.581             793,687
     2,917   FNMA ARM                                                             04/01/34             4.020           2,913,908
Total Federal National Mortgage Association Certificates
  (cost - $47,076,797)                                                                                                47,009,255
--------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL
 AMOUNT                                                                          MATURITY       INTEREST
  (000)                                                                           DATES           RATES               VALUE
--------------------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS - 12.87%
$    2,050   Banc of America Commercial Mortgage, Inc.,
               Series 2001-1, Class A2                                            04/15/36             6.503%    $     2,274,535
     2,130   Banc of America Commercial Mortgage, Inc.,
               Series 2004-5, Class A2                                            11/10/41             4.176           2,131,199
     4,269   Bear Stearns ALT-A Trust, Series 2004-13, Class A1                   11/25/34             2.900++         4,268,884
     4,152   Bear Stearns ARM Trust, Series 2004-5, Class 2A                      07/25/34             4.041           4,112,629
     2,000   Chase Commercial Mortgage Securities Corp.,
               Series 1999-2, Class A2                                            01/15/32             7.198           2,246,668
     3,100   Commercial Mortgage Acceptance Corp., Series 1998-C2,
               Class A2                                                           09/15/30             6.030           3,236,793
     1,530   First Union Lehman Brothers Bank of America,
               Series 1998-C2, Class A2                                           11/18/35             6.560           1,637,284
     1,204   FNMA REMIC Trust, Series 2002-63, Class EJ                           10/25/32             6.000           1,251,735
     3,410   FNMA REMIC Trust, Series 2004-25, Class PA                           10/25/30             5.500           3,520,299
     2,669   FNMA REMIC Trust, Series 2004-36, Class BS                           11/25/30             5.500           2,753,320
     1,831   GMAC Commercial Mortgage Securities, Inc.,
               Series 1999-C3, Class A2                                           08/15/36             7.179           2,037,559
     1,850   LB Commercial Conduit Mortgage Trust, Series 1998-C4,
               Class A1B                                                          10/15/35             6.210           1,979,428
     1,258   LB Commercial Conduit Mortgage Trust, Series 1999-C2,
               Class A1                                                           10/15/32             7.105           1,317,206
     1,044   Nationslink Funding Corp., Series 1999-SL, Class A6                  11/10/30             6.608           1,063,016
     1,975   Small Business Administration, Series 2004-P10B, Class1              08/10/14             4.754           1,988,046
     3,019   Structured ARM Loan Trust, Series 2004-13, Class A2                  09/25/34             2.830           3,016,096
     1,816   Structured Asset Securities Corp., Series 2003-2,
               Class C (2)                                                        01/21/09             2.030++         1,815,997
     1,293   Structured Asset Securities Corp., Series 2003-AL1,
               Class A (2)                                                        04/25/31             3.356           1,205,294
     3,642   Structured Asset Securities Corp., Series 2004-6,
               Class 4A1 ARM                                                      06/25/34             4.901           3,630,005
     3,559   Wells Fargo Mortgage Backed Securities Trust,
               Series 2004-H, Class A1                                            06/25/34             4.534++         3,480,661
Total Collateralized Mortgage Obligations (cost - $49,213,467)                                                        48,966,654
--------------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES - 9.52%
       335   Aames Mortgage Trust, Series 1996-D, Class A1G                       03/15/29             7.320             334,520
     4,000   American Express Credit Account Master Trust,
               Series 2000-1, Class A                                             09/17/07             7.200           4,006,412
     3,585   Capital Auto Receivables Asset Trust, Series 2002-3,
               Class A3                                                           10/16/06             3.580           3,590,821
     2,800   Chase Issuance Trust, Series 2004-A9, Class A9                       06/15/10             3.220           2,763,687
     2,890   Citibank Credit Card Issuance Trust, Series 1998-2,
               Class A                                                            01/15/10             6.050           3,081,163
     3,475   Citibank Credit Card Issuance Trust, Series 2003-A6,
               Class A6                                                           05/17/10             2.900           3,373,024
     3,325   Citibank Credit Card Issuance Trust, Series 2004-A1,
               Class A1                                                           01/20/09             2.550           3,260,435
     3,325   Citibank Credit Card Issuance Trust, Series 2004-A4,
               Class A4                                                           08/24/09             3.200           3,282,812
     2,825   DaimlerChrysler Auto Trust, Series 2004-B, Class A3                  09/08/08             3.180           2,813,194
     2,000   Epoch 2002 Ltd. (2)                                                  05/30/07             2.190++         2,020,000
     2,925   MBNA Master Credit Card Trust, Series 2004-A4, Class A4              09/15/09             2.700           2,868,202
     3,450   Nissan Auto Receivables Owner Trust, Series 2004-B,
               Class A4                                                           12/15/09             4.000           3,472,281
     1,531   Polaris Securities, Inc., Series 2001-1, Class A1 +(2)               07/17/09             9.370#          1,347,290
Total Asset-Backed Securities (cost - $36,075,629)                                                                    36,213,841
--------------------------------------------------------------------------------------------------------------------------------
CORPORATE NOTES - 34.41%
AEROSPACE & DEFENSE - 0.45%
       565   Northrop Grumman Corp.                                               11/16/06             4.079             568,530
       340   Northrop Grumman Corp.                                               02/15/11             7.125             389,558
       689   Raytheon Co.                                                         08/15/07             6.750             736,794
                                                                                                                       1,694,882

PRINCIPAL
 AMOUNT                                                                          MATURITY       INTEREST
  (000)                                                                           DATES           RATES               VALUE
--------------------------------------------------------------------------------------------------------------------------------
CORPORATE NOTES - (CONTINUED)
AIRLINES - 0.14%
$      540   Continental Airlines, Inc.                                           02/02/19             6.545%    $       531,417
AUTOMOTIVE - 1.06%
       725   American Honda Finance (2)                                           05/26/09             4.500             734,837
     1,300   Ford Motor Credit Co.                                                01/15/10             5.700           1,296,018
     1,635   General Motors Acceptance Corp.                                      09/15/11             6.875           1,641,813
       375   General Motors Acceptance Corp.                                      12/01/14             6.750             367,663
                                                                                                                       4,040,331
BANKING-NON-U.S. - 1.61%
       500   HBOS Treasury Services PLC (2)                                       09/30/08             3.750             495,832
     5,225   L-Bank BW Foerderbank                                                07/27/06             3.420           5,221,342
       425   Swedish Export Credit Corp.                                          01/15/08             3.500             422,651
                                                                                                                       6,139,825
BANKING-U.S. - 6.06%
     1,450   American Express Bank, Financial Services Board                      11/21/07             2.594++         1,449,474
       225   American Express Centurion                                           07/30/09             4.375             228,092
       400   BankBoston N.A.                                                      04/15/08             6.375             429,250
       260   Bank of America Corp.                                                04/15/06             7.200             270,860
       295   Bank of America Corp.                                                02/01/07             5.250             303,998
        55   Bank of America Corp.                                                01/15/08             3.875              55,151
     1,315   Bank of America Corp.                                                02/15/10             7.800           1,523,191
       425   Bank One Corp.                                                       06/30/08             2.625             406,820
       975   Bank One N.A., Illinois                                              01/15/08             3.700             971,147
     2,050   DEPFA Asset Covered Securities Bank                                  10/29/08             3.625           2,036,865
       675   Firstar Bank N.A.                                                    07/05/10             7.800             687,941
       680   Fleet National Bank                                                  01/15/09             5.750             720,298
       280   FleetBoston Financial Corp.                                          02/15/08             3.850             280,161
       550   HSBC Bank USA                                                        09/15/09             3.875             543,785
       250   Huntington National Bank                                             10/16/06             2.750             246,428
     1,425   National City Bank                                                   06/29/09             2.669++         1,423,846
       100   Rabobank Capital Fund II (2)                                         12/31/49             5.260             102,549
       635   Suntrust Bank                                                        10/15/07             3.625             631,041
       430   Suntrust Bank                                                        10/15/08             4.000             430,503
       500   Suntrust Bank                                                        06/15/09             4.415             506,050
     1,425   U.S. Bank NA                                                         03/12/07             2.400           1,392,417
       860   U.S. Bank NA                                                         02/01/08             6.500             922,109
       785   U.S. Central Credit Union                                            05/30/08             2.750             758,826
       190   Wachovia Corp.                                                       08/15/08             3.500             187,591
       840   Wachovia Corp.                                                       12/15/08             5.625             891,714
       925   Wells Fargo & Co.                                                    05/21/06             5.900             954,160
       255   Wells Fargo & Co.                                                    09/28/07             2.609++           254,991
     1,150   Wells Fargo & Co.                                                    08/15/08             3.120           1,125,901
     1,350   Wells Fargo & Co.                                                    09/15/09             2.590++         1,348,308
     1,900   Wells Fargo & Co.                                                    01/15/10             4.200           1,902,536
        65   Wells Fargo & Co.                                                    11/15/14             5.000              66,269
                                                                                                                      23,052,272

PRINCIPAL
 AMOUNT                                                                          MATURITY       INTEREST
  (000)                                                                           DATES           RATES               VALUE
--------------------------------------------------------------------------------------------------------------------------------
CORPORATE NOTES - (CONTINUED)
DIVERSIFIED FINANCIALS - 0.36%
$      670   Nationwide Building Society (2)                                      01/30/07             2.625%    $       655,663
       725   Nationwide Building Society (2)                                      02/01/10             4.250             725,321
                                                                                                                       1,380,984
ELECTRIC UTILITIES - 0.30%
       380   Ontario Hydro                                                        01/30/08             6.100             404,949
       750   SP Powerassets Ltd. (2)                                              10/22/08             3.800             742,275
                                                                                                                       1,147,224
ELECTRONICS - 0.04%
       115   Loral Corp.                                                          09/15/23             7.000             134,283
ENERGY - 0.58%
       675   Anadarko Petroleum Corp.                                             05/01/08             3.250             661,094
        60   Conoco Funding Co.                                                   10/15/06             5.450              61,879
       340   Florida Power Corp.                                                  03/01/13             4.800             343,070
       400   Occidental Petroleum Corp.                                           01/15/12             6.750             453,124
       675   Ocean Energy, Inc.                                                   10/01/07             4.375             682,165
                                                                                                                       2,201,332
FINANCE-CONSUMER - 0.33%
     1,175   Commercial Credit Co.                                                07/01/07             6.750           1,257,122
FINANCIAL SERVICES - 10.51%
       450   Bank of New York Co., Inc. MTN                                       09/01/07             3.900             451,971
     1,100   Citigroup, Inc.                                                      05/10/06             5.750           1,131,401
     1,070   Citigroup, Inc.                                                      03/06/07             5.000           1,098,894
     3,145   Citigroup, Inc.                                                      02/09/09             3.625           3,106,512
     2,875   Eksportfinans                                                        07/15/09             4.375           2,913,229
     1,225   General Electric Capital Corp.                                       08/15/07             3.500           1,218,179
     4,425   General Electric Capital Corp. MTN                                   01/15/08             3.450           4,422,832
     1,980   General Electric Capital Corp. MTN                                   01/15/08             4.250           2,004,918
     5,230   General Electric Capital Corp. MTN                                   10/15/08             3.600           5,160,990
       120   General Electric Capital Corp. MTN                                   11/21/11             4.375             119,188
       690   Goldman Sachs Group, Inc.                                            01/15/11             6.875             776,918
       675   HSBC Finance Corp.                                                   07/15/06             7.200             709,265
       350   HSBC Finance Corp.                                                   01/30/07             5.750             363,593
       525   HSBC Finance Corp.                                                   12/15/08             4.125             525,683
       950   HSBC Finance Corp.                                                   11/16/09             4.125             943,686
        50   HSBC Finance Corp.                                                   08/01/10             6.375              54,584
     2,765   J.P. Morgan Chase & Co.                                              05/30/07             5.250           2,860,586
     1,530   J.P. Morgan Chase & Co.                                              02/01/08             4.000           1,532,994
       375   Lehman Brothers Holdings, Inc.                                       02/05/06             6.625             386,897
       300   Lehman Brothers Holdings, Inc.                                       02/01/08             7.000             325,866
       800   Massmutual Global Funding (2)                                        07/15/08             2.550             765,763
     1,000   New York Life Global Funding MTN (2)                                 01/15/09             3.875             992,502
     1,600   Principal Life Global Funding (2)                                    04/30/08             3.625           1,584,552
     1,030   SLM Corp.                                                            04/10/07             5.625           1,068,713

PRINCIPAL
 AMOUNT                                                                          MATURITY       INTEREST
  (000)                                                                           DATES           RATES               VALUE
--------------------------------------------------------------------------------------------------------------------------------
CORPORATE NOTES - (CONTINUED)
FINANCIAL SERVICES - (CONCLUDED)
$    1,180   SLM Corp.                                                            03/17/08             3.625%    $     1,168,739
       825   State Street Bank & Trust Co.                                        12/11/06             2.410++           824,580
       345   State Street Corp.                                                   06/15/10             7.650             403,770
     1,970   TIAA Global Markets (2)                                              01/22/08             3.875           1,972,013
       375   U.S. Bancorp                                                         08/23/07             3.950             376,994
       700   Washington Mutual Finance Corp.                                      05/15/06             6.250             724,624
                                                                                                                      39,990,436
FOOD & BEVERAGE - 1.44%
       460   Cadbury Schweppes US Finance (2)                                     10/01/08             3.875             457,220
       310   Diageo Capital PLC                                                   03/20/08             3.375             305,595
       735   General Mills, Inc.                                                  10/15/06             6.449             767,292
     1,750   General Mills, Inc.                                                  02/15/07             5.125           1,788,262
       200   General Mills, Inc.                                                  11/30/07             3.875             199,683
       585   Kraft Foods, Inc.                                                    11/01/11             5.625             620,523
       650   Kroger Co.                                                           04/01/11             6.800             729,570
       610   Nabisco, Inc.                                                        06/15/05             6.850             618,094
                                                                                                                       5,486,239
INFORMATION & COMPUTER SERVICES - 0.23%
       875   First Data Corp.                                                     10/01/09             3.900             868,948
INSURANCE - 2.62%
       450   AIG SunAmerica Global Financing IX (2)                               01/17/07             5.100             462,214
     2,200   ASIF Global Financing XVIII (2)++++++                                11/26/07             3.850           2,198,273
     1,050   ASIF Global Financing XXIII (2)                                      10/22/08             3.900           1,044,342
     1,125   Aspen Insurance Holdings Ltd. (2)                                    08/15/14             6.000           1,140,154
     1,185   Berkshire Hathaway Finance Corp. (2)                                 01/11/08             2.660++         1,184,113
     1,430   Berkshire Hathaway Finance Corp. (2)                                 01/15/10             4.125           1,428,799
       570   Marsh & McLennan Cos., Inc.                                          07/13/07             2.770++           560,512
       235   Metropolitan Life Global Funding (2)                                 07/30/09             4.250             235,910
       425   Monumental Global Funding (2)                                        07/30/09             4.375             425,353
       445   Protective Life Second Trust                                         11/24/08             3.700             442,918
       850   Prudential Financial, Inc.                                           05/01/08             3.750             842,558
                                                                                                                       9,965,146
MEDIA - 1.44%
       745   Comcast Corp.                                                        02/15/08             7.625             815,925
       645   Comcast Corp.                                                        03/15/11             5.500             680,037
     2,195   Continental Cablevision, Inc.                                        05/15/06             8.300           2,315,677
     1,050   News America, Inc. (2)                                               12/15/14             5.300           1,068,606
       350   Time Warner, Inc.                                                    02/01/24             7.570             419,889
       175   Walt Disney Co.                                                      06/20/14             6.200             194,297
                                                                                                                       5,494,431
MEDICAL PRODUCTS - 0.07%
       270   Boston Scientific                                                    06/15/14             5.450             282,062

PRINCIPAL
 AMOUNT                                                                          MATURITY       INTEREST
  (000)                                                                           DATES           RATES               VALUE
--------------------------------------------------------------------------------------------------------------------------------
CORPORATE NOTES - (CONTINUED)
MEDICAL PROVIDERS - 0.07%
$      270   UnitedHealth Group, Inc.                                             08/15/07             3.375%    $       266,857
OIL & GAS - 0.18%
       150   Encana Corp.                                                         08/15/09             4.600             152,352
       550   Encana Corp.                                                         10/15/13             4.750             549,808
                                                                                                                         702,160
OIL REFINING - 0.14%
       225   Enterprise Products Operating LP (2)                                 10/15/07             4.000             223,917
       300   Tosco Corp.                                                          01/01/07             7.250             318,160
                                                                                                                         542,077
PHARMACEUTICALS - 0.55%
       305   Merck & Co., Inc.                                                    07/01/06             5.250             311,182
       460   Merck & Co., Inc.                                                    03/30/07             2.500             448,217
       575   Merck & Co., Inc.                                                    02/15/13             4.375             565,170
       740   Wyeth                                                                02/01/14             5.500             770,891
                                                                                                                       2,095,460
RAILROADS - 0.60%
       875   Burlington Northern Santa Fe Corp.                                   04/15/07             7.875             948,532
       750   Canadian National Railway Co.                                        03/15/13             4.400             740,701
       555   Union Pacific Corp.                                                  12/01/06             6.700             583,735
                                                                                                                       2,272,968
REAL ESTATE INVESTMENT TRUSTS - 1.56%
       340   Archstone-Smith Operating Trust                                      08/15/07             5.000             347,650
       425   Archstone-Smith Operating Trust                                      06/15/08             3.000             410,199
       555   AvalonBay Communities, Inc. MTN                                      08/01/07             5.000             567,275
       280   AvalonBay Communities, Inc. MTN                                      11/01/12             6.125             306,007
       500   Carramerica Realty Corp.                                             09/01/11             5.125             509,108
       985   EOP Operating LP                                                     03/15/14             4.750             958,951
       780   ERP Operating LP                                                     03/15/12             6.625             871,730
       175   ERP Operating LP                                                     04/01/13             5.200             179,690
       225   Rouse Co.                                                            03/15/09             3.625             211,611
       315   Rouse Co.                                                            11/26/13             5.375             304,151
       925   Simon Property Group LP                                              01/30/09             3.750             908,870
       340   Simon Property Group LP                                              03/15/13             5.450             352,651
                                                                                                                       5,927,893
RETAIL - 0.24%
       460   CVS Corp.                                                            09/15/09             4.000             456,539
       425   Wal-Mart Stores, Inc.                                                08/10/09             6.875             474,674
                                                                                                                         931,213
TELECOMMUNICATIONS - 2.29%
       110   Cox Communications, Inc.                                             11/01/10             7.750             125,845
       350   Cox Communications, Inc.                                             10/01/12             7.125             394,219
       925   Deutsche Telekom International Finance BV                            06/15/05             7.750             941,987

PRINCIPAL
 AMOUNT                                                                          MATURITY       INTEREST
  (000)                                                                           DATES           RATES               VALUE
--------------------------------------------------------------------------------------------------------------------------------
CORPORATE NOTES - (CONCLUDED)
TELECOMMUNICATIONS - (CONCLUDED)
$    1,470   SBC Communications, Inc.                                             09/15/09             4.125%    $     1,459,516
       450   SBC Communications, Inc.                                             09/15/14             5.100             453,393
       100   TCI Communications, Inc.                                             08/01/13             7.875             120,470
        50   TCI Communications, Inc.                                             08/01/15             8.750              64,222
       700   Telecom Italia Capital (2)                                           01/15/10             4.000             683,517
       515   Telecom Italia Capital (2)                                           09/30/14             4.950             509,363
     1,000   Telefonica Europe BV                                                 09/15/10             7.750           1,165,256
       505   Turner Broadcasting Systems, Inc.                                    07/01/13             8.375             622,629
     2,030   Verizon New Jersey, Inc.                                             01/17/12             5.875           2,165,860
                                                                                                                       8,706,277
UTILITIES - 1.30%
       875   Dominion Resources, Inc.                                             11/15/06             3.660             873,463
       650   Dominion Resources, Inc.                                             12/15/09             5.125             669,663
       125   Dominion Resources, Inc.                                             09/17/12             5.700             133,055
       330   Exelon Corp.                                                         05/01/11             6.750             368,403
       950   Nisource Finance Corp.                                               11/23/09             2.915++           949,773
       690   Panhandle Eastern Pipe Line                                          03/15/07             2.750             673,601
       900   TXU Corp. (2)                                                        11/15/09             4.800             896,291
       360   Virginia Electric & Power Co.                                        03/31/06             5.750             369,180
                                                                                                                       4,933,429
WIRELESS TELECOMMUNICATIONS - 0.24%
       900   Vodafone Group PLC                                                   01/30/08             3.950             902,089
        25   Vodafone Group PLC                                                   02/15/10             7.750              28,846
                                                                                                                         930,935
Total Corporate Notes (cost - $130,677,025)                                                                          130,976,203
--------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL GOVERNMENT OBLIGATIONS - 1.62%
       855   British Columbia Province of Canada                                  10/29/08             5.375             900,679
NZD  3,850   Government of New Zealand                                            11/15/11             6.000           2,721,098
       955   Quebec Province of Canada                                            02/15/09             5.750           1,019,012
     1,400   United Mexican States                                                03/03/15             6.625           1,517,600
Total International Government Obligations (cost - $6,016,626)                                                         6,158,389
--------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM U.S. GOVERNMENT AGENCY OBLIGATION@ - 5.07%
    19,300   Federal Home Loan Bank (cost - $19,300,000)                          02/01/05             1.800          19,300,000
--------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT - 0.01%
        56   Repurchase Agreement dated 01/31/05 with State Street
               Bank & Trust Co., collateralized by $3,775 U.S.
               Treasury Bonds, 12.000% due 08/15/13 and $55,651
               U.S. Treasury Notes, 1.625% to 5.750% due 03/31/05
               to 04/30/06; (value - $60,911); proceeds: $56,004
               (cost - $56,000)                                                   02/01/05             2.280              56,000
--------------------------------------------------------------------------------------------------------------------------------

NUMBER OF
 SHARES                                                                                         INTEREST
  (000)                                                                                           RATES               VALUE
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LOANED - 5.18%
MONEY MARKET FUNDS^ - 5.18%
+++      0   AIM Liquid Assets Portfolio                                                               2.273%    $            44
    14,010   Barclays Prime Money Market Fund                                                          2.363          14,009,563
         1   Scudder Money Market Series                                                               2.240                 881
     5,705   UBS Private Money Market Fund LLC**                                                       2.287           5,704,804
Total Money Market Funds (cost - $19,715,292)                                                                         19,715,292
--------------------------------------------------------------------------------------------------------------------------------
Total Investments (cost - $398,599,904) - 104.61%                                                                    398,137,832
Liabilities in excess of other assets - (4.61)%                                                                      (17,560,203)
Net Assets - 100.00%                                                                                             $   380,577,629
--------------------------------------------------------------------------------------------------------------------------------

(1)    Security, or portion thereof, was on loan at January 31, 2005.

(2) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 7.13% of net assets as of January 31, 2005, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

++ Floating rate securities. The interest rates shown are the current rates as of January 31, 2005.

@      Interest rate shown is the discount rate at date of purchase.

# Interest rate shown reflects yield to maturity at purchase date for zero coupon bond.

+ Principal Only Security. This security entitles the holder to receive principal payments from an underlying pool of assets. High prepayments return principal faster than expected and cause the yield to increase. Low prepayments return principal more slowly than expected and cause the yield to decrease.

^      Interest rates shown reflect yield at January 31, 2005.

+++    Amount represents less than 500 shares.

++++++ Entire or partial amount pledged as collateral for futures transactions.

ARM Adjustable Rate Mortgage - The interest rates shown are the current rates as of January 31, 2005.

MTN    Medium Term Note

NZD    New Zealand Dollars

REMIC  Real Estate Mortgage Investment Conduit.

**     Affiliated Issuer. See table below for more information.

                                                                                                                INCOME
                                                PURCHASES              SALES                                 EARNED FROM
                                                DURING THE           DURING THE                             AFFILIATE FOR
                                                SIX MONTHS           SIX MONTHS                             THE SIX MONTHS
     SECURITY            VALUE AT                 ENDED                ENDED              VALUE AT              ENDED
    DESCRIPTION          07/31/04                01/31/05             01/31/05            01/31/05            01/31/05
--------------------------------------------------------------------------------------------------------------------------
   UBS Private
   Money Market
     Fund LLC             $ 1,683               $ 45,683,667         $ 39,980,546         $ 5,704,804             $ 10,036
--------------------------------------------------------------------------------------------------------------------------

ISSUER BREAKDOWN BY COUNTRY

                                     PERCENTAGE OF PORTFOLIO ASSETS
-------------------------------------------------------------------
United States                                                 93.2%
Germany                                                        1.3
Canada                                                         1.0
United Kingdom                                                 0.8
New Zealand                                                    0.7
Norway                                                         0.7
Ireland                                                        0.5
Netherlands                                                    0.5
Mexico                                                         0.4
Bermuda                                                        0.3
Luxembourg                                                     0.3
Singapore                                                      0.2
Sweden                                                         0.1
Total                                                        100.0%
-------------------------------------------------------------------

                                                                                                                   UNREALIZED
 NUMBER OF                                                                     IN              EXPIRATION         APPRECIATION
 CONTRACTS                                                                EXCHANGE FOR            DATES          (DEPRECIATION)
--------------------------------------------------------------------------------------------------------------------------------
                       CONTRACTS TO RECEIVE
FUTURES CONTRACTS
        69   U.S. Treasury Note 5 Year Futures                        $          7,552,097        March 2005     $        13,847
        35   U.S. Treasury Bond 20 Year Futures                                  3,895,852        March 2005            (123,680)
                                                                                                                        (109,833)
--------------------------------------------------------------------------------------------------------------------------------
                       CONTRACTS TO DELIVER
       143   U.S. Treasury Note 2 Year Futures                                  30,010,241        March 2005            (114,304)
       137   U.S. Treasury Note 10 Year Futures                                 15,295,164        March 2005              85,227
                                                                                                                         (29,077)
                                                                                                                 $      (138,910)
--------------------------------------------------------------------------------------------------------------------------------

FORWARD FOREIGN CURRENCY CONTRACT

                                  CONTRACT TO           IN              MATURITY         UNREALIZED
                                    DELIVER         EXCHANGE FOR          DATE          APPRECIATION
------------------------------------------------------------------------------------------------------
New Zealand Dollar                     3,852,876     USD 2,717,884          04/27/05   $         1,889
------------------------------------------------------------------------------------------------------

CURRENCY TYPE ABBREVIATION:
USD    U.S. Dollars

                 See accompanying notes to financial statements

UBS PACE STRATEGIC FIXED INCOME INVESTMENTS
PORTFOLIO OF INVESTMENTS - JANUARY 31, 2005 (UNAUDITED)

 PRINCIPAL
  AMOUNT                                                                 MATURITY           INTEREST
  (000)#                                                                  DATES               RATES             VALUE
---------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS - 5.63%
$         1,300   U.S. Treasury Bonds                                         02/15/21             7.875%   $     1,788,821
          1,040   U.S. Treasury Inflation Index Notes (2)                     07/15/13             1.875          1,067,868
         15,505   U.S. Treasury Inflation Index Notes (2)                     01/15/14             2.000         16,041,215
          5,370   U.S. Treasury Inflation Index Notes (2)                     07/15/14             2.000          5,551,734
Total U.S. Government Obligations (cost - $24,301,447)                                                           24,449,638
---------------------------------------------------------------------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION CERTIFICATES - 1.70%
            165   GNMA                                                        06/15/17             8.000            179,193
            194   GNMA                                                        07/15/17             8.000            212,035
            103   GNMA                                                        09/15/17             8.000            111,796
            213   GNMA                                                        11/15/17             8.000            232,212
             43   GNMA                                                        12/15/31             5.500             44,671
             46   GNMA                                                        01/15/32             5.500             47,441
             33   GNMA                                                        10/15/32             5.500             33,745
             25   GNMA                                                        12/15/32             5.500             26,030
             32   GNMA                                                        12/15/33             5.500             32,385
             92   GNMA                                                        01/15/34             5.500             94,133
             24   GNMA II ARM                                                 11/20/23             4.125             24,764
             27   GNMA II ARM                                                 07/20/25             3.750             27,578
             73   GNMA II ARM                                                 01/20/26             3.375             73,596
             95   GNMA II ARM                                                 05/20/26             3.375             95,713
          6,000   GNMA TBA                                                         TBA             5.500          6,135,000
Total Government National Mortgage Association Certificates
  (cost - $7,347,149)                                                                                             7,370,292
---------------------------------------------------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION CERTIFICATES - 1.90%
          6,409   FHLMC                                                       11/01/08             4.500          6,455,460
          1,580   FHLMC                                                       05/01/25             7.645          1,790,584
Total Federal Home Loan Mortgage Corporation Certificates
  (cost - $8,117,944)                                                                                             8,246,044
---------------------------------------------------------------------------------------------------------------------------
FEDERAL HOUSING ADMINISTRATION CERTIFICATES - 0.11%
            253   FHA GMAC                                                    12/01/21             7.430            256,953
             88   FHA Reilly                                                  08/01/20             7.430             89,186
            117   FHA Reilly                                                  10/01/20             7.430            118,311
Total Federal Housing Administration Certificates
  (cost - $476,220)                                                                                                 464,450
---------------------------------------------------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION CERTIFICATES - 4.40%
          3,725   FNMA                                                        12/01/09             6.970          4,070,316
          7,999   FNMA                                                        01/01/35             5.000          7,985,275
            130   FNMA ARM                                                    04/01/27             3.851            134,674
            187   FNMA ARM                                                    05/01/27             3.814            194,397
            444   FNMA ARM                                                    05/01/30             3.914            455,425
          4,595   FNMA ARM                                                    07/01/34             4.609          4,653,540
          1,210   FNMA ARM                                                    08/01/40             3.077          1,238,292
            366   FNMA ARM COFI                                               11/01/26             3.287            367,830
Total Federal National Mortgage Association Certificates
  (cost - $18,691,753)                                                                                           19,099,749
---------------------------------------------------------------------------------------------------------------------------

 PRINCIPAL
  AMOUNT                                                                  MATURITY          INTEREST
  (000)#                                                                   DATES              RATES             VALUE
---------------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS - 53.71%
$            48   Bank of America Mortgage Securities, Inc.,
                    Series 2002-G, Class 1A3                                  07/20/32             6.379%++ $        49,105
            169   Bear Stearns, Series 2002-2, Class 3A                       06/25/31             6.936++          177,419
            150   Bear Stearns, Series 2003-1, Class 5A1                      04/25/33             5.438++          150,076
            580   Bear Stearns, Series 2003-1, Class 6A1                      04/25/33             5.112++          579,707
          2,388   Bear Stearns, Series 2003-3, Class 1A                       10/25/33             4.546++        2,368,352
          6,061   Bear Stearns, Series 2004-3, Class 1A2                      07/25/34             3.945++        6,032,370
         11,467   Bear Stearns, Series 2004-6, Class 1A1                      09/25/34             4.705++       11,507,956
         10,095   Bear Stearns, Series 2004-6, Class 2A1                      09/25/34             5.179++       10,131,086
          9,890   Bear Stearns, Series 2004-7, Class 1A1                      10/25/34             5.010++       10,004,973
          6,349   Bear Stearns, Series 2004-9, Class 2A1                      09/25/34             5.506++        6,431,694
            596   Citicorp Mortgage Securities, Inc.,
                    Series 2002-12, Class 2A1                                 12/25/32             5.250            604,556
          3,080   Countrywide Alternative Loan Trust,
                    Series 2003-J3, Class 2A1                                 12/25/33             6.250          3,138,647
          5,127   Countrywide Home Loans, Series 2003-R4,
                    Class 2A (1)                                              01/25/34             6.500          5,323,176
          5,863   Countrywide Home Loans, Series 2004-12,
                    Class 11A2                                                08/25/34             4.372++        5,898,495
            505   FHLMC REMIC, Series 1278, Class K                           05/15/22             7.000            505,563
              3   FHLMC REMIC, Series 1366, Class H                           08/15/07             6.000              3,087
              8   FHLMC REMIC, Series 1367, Class KA                          09/15/22             6.500              7,911
          1,685   FHLMC REMIC, Series 1502, Class PXZ                         04/15/23             7.000          1,767,557
            706   FHLMC REMIC, Series 1503, Class PZ                          05/15/23             7.000            736,436
            606   FHLMC REMIC, Series 1534, Class Z                           06/15/23             5.000            606,265
            614   FHLMC REMIC, Series 1548, Class Z                           07/15/23             7.000            641,982
            903   FHLMC REMIC, Series 1562, Class Z                           07/15/23             7.000            935,667
             15   FHLMC REMIC, Series 1611, Class I                           02/15/23             6.000             14,941
            188   FHLMC REMIC, Series 1694, Class Z                           03/15/24             6.500            189,662
          1,825   FHLMC REMIC, Series 2061, Class Z                           06/15/28             6.500          1,880,850
            812   FHLMC REMIC, Series 2400, Class FQ                          01/15/32             2.980++          818,682
          5,212   FHLMC REMIC, Series 2759, Class DZ                          03/15/34             5.000          4,759,521
          3,664   FHLMC REMIC, Series 2764, Class ZG                          03/15/34             5.500          3,588,149
          9,904   FHLMC REMIC, Series 2849, Class PZ                          07/15/33             5.000          9,011,331
          8,100   FHLMC REMIC, Series 2870, Class VZ                          10/15/34             5.000          7,816,310
            412   FHLMC REMIC, Series G23, Class KZ                           11/25/23             6.500            435,425
          3,560   FHLMC REMIC, Series T-54, Class 2A                          02/25/43             6.500          3,710,138
         12,173   FHLMC REMIC, Series T-58, Class 2A                          09/25/43             6.500         12,725,600
            447   FNMA REMIC, Series 1998-66, Class FG                        12/25/28             2.718++          448,015
             77   FNMA REMIC, Series 2000-34, Class F                         10/25/30             2.868++           77,129
          9,010   FNMA REMIC, Series 2002-78, Class Z                         12/25/32             5.500          8,964,092
          6,264   FNMA REMIC, Series 2002-80, Class A1                        11/25/42             6.500          6,537,660
          7,696   FNMA REMIC, Series 2003-64, Class AH                        07/25/33             6.000          7,899,431
          8,834   FNMA REMIC, Series 2004-W8, Class 2A                        06/25/44             6.500          9,220,073
          7,277   FNMA REMIC, Series 2004-T1, Class 1A1                       01/25/44             6.000          7,453,921
          3,400   FNMA REMIC, Series 2005-9, Class ZA                         02/25/35             5.000          3,234,373
             39   FNMA REMIC, Trust Series 1991-065, Class Z                  06/25/21             6.500             40,924
             44   FNMA REMIC, Trust Series 1992-129, Class L                  07/25/22             6.000             45,258
             91   FNMA REMIC, Trust Series 1992-040, Class ZC                 07/25/22             7.000             96,167
            119   FNMA REMIC, Trust Series 1993-037, Class PX                 03/25/23             7.000            126,539
            481   FNMA REMIC, Trust Series 1993-060, Class Z                  05/25/23             7.000            514,643

 PRINCIPAL
  AMOUNT                                                                  MATURITY          INTEREST
  (000)#                                                                   DATES              RATES             VALUE
---------------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS - (CONCLUDED)
$           700   FNMA REMIC, Trust Series 1993-065, Class ZZ                 06/25/13             7.000%   $       735,415
            121   FNMA REMIC, Trust Series 1993-070, Class Z                  05/25/23             6.900            124,855
            550   FNMA REMIC, Trust Series 1993-096, Class PZ                 06/25/23             7.000            588,625
            100   FNMA REMIC, Trust Series 1993-160, Class ZB                 09/25/23             6.500            100,556
             60   FNMA REMIC, Trust Series 1993-163, Class ZA                 09/25/23             7.000             63,475
            394   FNMA REMIC, Trust Series 1994-023, Class PX                 08/25/23             6.000            410,202
          4,000   FNMA REMIC, Trust Series 1998-M5, Class B                   09/25/07             6.270          4,173,194
          2,258   FNMA REMIC, Trust Series 1998-M7, Class Z                   05/25/36             6.390          2,384,854
          2,500   FNMA REMIC, Trust Series 1999-W4, Class A9                  02/25/29             6.250          2,596,495
            485   GNMA REMIC, Trust Series 2000-009, Class FG                 02/16/30             3.007++          488,815
            568   GNMA REMIC, Trust Series 2002-031, Class FW                 06/16/31             2.807++          571,247
         10,723   GNMA REMIC, Trust Series 2003-098, Class Z                  11/20/33             6.000         10,838,488
          1,119   Housing Security, Inc., Series 1992-8, Class B              06/25/24             3.745++        1,118,603
            252   Irwin Home Equity, Series 2002-1, Class 2A1                 06/25/29             2.820++          252,724
            750   Keycorp Student Loan Trust, Series 1996-A,
                    Class A2                                                  08/27/25             3.057++          753,938
          1,756   Lehman Brothers Mortgage Trust, Series 1991-2,
                    Class A3                                                  01/20/17             8.395          1,952,741
            780   Residential Asset Securities Corp.,
                    Series 2004-KS3, Class AI1                                11/25/20             2.620++          779,850
          3,094   Residential Funding Mortgage Security I,
                    Series 2004-S2, Class A1                                  03/25/34             5.250          3,092,582
          1,656   Small Business Administration, Series 1999-20K,
                    Class 1                                                   11/01/19             7.060          1,803,596
          2,062   Small Business Administration, Series 2000-20K,
                    Class 1                                                   11/01/20             7.220          2,271,131
          5,780   Small Business Administration, Series 2001-P10B,
                    Class 1                                                   08/01/11             6.344          6,092,590
          5,411   Small Business Administration, Series 2002-20K,
                    Class 1                                                   11/01/22             5.080          5,554,613
          2,768   Small Business Administration, Series 2003-20E,
                    Class 1                                                   05/01/23             4.640          2,781,932
            954   Small Business Administration, Series 2003-20I,
                    Class 1                                                   09/01/23             5.130            981,216
          2,653   Small Business Administration, Series 2003-20L,
                    Class 1                                                   12/01/23             4.890          2,694,411
          9,802   Small Business Administration, Series 2004-P10A,
                    Class 1                                                   02/10/14             4.504          9,807,333
          4,124   Structured Asset Mortgage Investments, Inc.,
                    Series 2002-AR3, Class A1                                 09/19/32             2.830++        4,125,345
          5,595   Structured Asset Securities Corp., Series 2001-SB1,
                    Class A2                                                  08/25/31             3.375          5,287,956
            307   Washington Mutual Mortgage Securities Corp.,
                    Series 2002-AR11, Class A1                                10/25/32             5.136++          310,920
            110   Washington Mutual Mortgage Securities Corp.,
                    Series 2002-AR2, Class 1A1                                07/25/32             6.307++          110,146
            955   Washington Mutual Mortgage Securities Corp.,
                    Series 2002-AR6, Class A                                  06/25/42             2.995++          964,713
          1,000   Washington Mutual Mortgage Securities Corp.,
                    Series 2005-AR1, Class A1A                                01/25/45             2.800++          999,122
          1,200   Washington Mutual Mortgage Securities Corp.,
                    Series 2005-AR2, Class 2A1A                               01/25/45             2.854++        1,200,000
Total Collateralized Mortgage Obligations (cost - $229,160,380)                                                 233,222,597
---------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES - 1.77%
            733   Bear Stearns, Series 2004-HE9, Class 1A1                    04/25/23             2.598++          732,952
             57   C-Bass Trust, Series 2000-CB4, Class A1A                    02/25/30             2.850++           57,384
          1,200   Citibank Omni-S Master Trust, Series 2002-5,
                    Class A                                                   11/17/09             2.860++        1,200,702
            944   Countrywide Home Loans, Series 2004-11, Class A1            09/25/21             2.608++          944,655
            207   Delta Funding Home Equity Loan Trust,
                    Series 1999-003, Class A1A                                09/15/29             2.890++          207,048
            951   Mid-State Trust, Series 4, Class A                          04/01/30             8.330          1,030,645
          1,899   Morgan Stanley Capital I, Series 2004-HE9,
                    Class A3A                                                 11/25/34             2.680++        1,899,389
            142   Morgan Stanley Capital I, Series 2004-NC4,
                    Class A2                                                  04/25/34             2.660++          142,368
          1,030   Spirit Collateralized Bond Obligation,
                    Series 2003-1A, Class A +++*                              06/03/09             3.008++        1,030,350
            455   Structured Asset Investment Loan Trust,
                    Series 2004-2, Class 3A1                                  03/25/34             2.640++          455,183
Total Asset-Backed Securities (cost - $7,670,664)                                                                 7,700,676
---------------------------------------------------------------------------------------------------------------------------

 PRINCIPAL
  AMOUNT                                                                  MATURITY          INTEREST
  (000)#                                                                   DATES              RATES             VALUE
---------------------------------------------------------------------------------------------------------------------------
STRIPPED MORTGAGE-BACKED SECURITIES^ - 0.00%
$            59   FHLMC REMIC, Trust Series 1680, Class PE +                  01/15/23             6.500%   $         1,284
             44   FNMA REMIC, Trust Series 1993-40, Class P +                 04/25/08             7.000              3,391
Total Stripped Mortgage-Backed Securities (cost - $5,466)                                                             4,675
---------------------------------------------------------------------------------------------------------------------------
CORPORATE NOTES - 7.85%
AIRLINE - 0.05%
            500   United Airlines, Inc. (a)+                                  11/27/12            10.360            235,000
AUTOMOBILES - 0.13%
            500   Daimler Chrysler N.A. Holding                               11/15/13             6.500            544,949
BANKING - 0.58%
            700   Delphi Corp.                                                08/15/13             6.500            676,467
            700   Republic NY Corp.                                           05/15/21             9.125            967,754
            800   Riggs Capital Trust                                         12/31/26             8.625            872,000
                                                                                                                  2,516,221
DIVERSIFIED FINANCIALS - 0.10%
            400   Goldman Sachs Group, Inc.                                   10/15/13             5.250            411,842
ELECTRIC UTILITIES - 0.47%
          1,800   PSE&G Power LLC                                             04/01/14             5.000          1,801,977
            229   Southern California Edison                                  02/15/07             8.000            247,738
                                                                                                                  2,049,715
ENERGY EQUIPMENT & SERVICES - 0.19%
            800   Panhandle Eastern Pipeline                                  08/15/08             4.800            814,388
FINANCE-NONCAPTIVE DIVERSIFIED - 0.33%
          1,420   Ford Motor Credit Corp.                                     03/15/05             7.500          1,427,154
FINANCIAL SERVICES - 2.81%
          1,400   Devon Financing Corp.                                       09/30/31             7.875          1,816,966
          3,300   General Motors Acceptance Corp.                             10/20/05             3.920++        3,314,580
          3,200   General Motors Acceptance Corp.                             03/20/07             3.189++        3,147,731
          4,000   Infrastructure Finance Corp.                                03/26/09             2.120++        3,920,000
                                                                                                                 12,199,277
HOTELS/GAMING - 0.54%
            700   Cesars Entertainment, Inc.                                  09/01/09             7.500            777,000
          1,400   MGM Mirage, Inc.                                            09/15/10             8.500          1,585,500
                                                                                                                  2,362,500
MEDIA - 0.81%
          2,000   Cox Enterprises, Inc. (1)                                   02/15/07             8.000          2,134,762
          1,300   Time Warner, Inc.                                           08/15/06             8.110          1,383,868
                                                                                                                  3,518,630
OIL REFINING - 0.23%
          1,000   Enterprise Products Operating L.P. (1)                      10/15/09             4.625            997,626
OIL SERVICES - 0.77%
          3,000   Pemex Project Funding Master Trust                          12/15/14             7.375          3,352,500
PAPER & PACKAGING - 0.21%
            900   Packaging Corp. of America                                  08/01/13             5.750            931,765

 PRINCIPAL
  AMOUNT                                                                  MATURITY          INTEREST
  (000)#                                                                   DATES              RATES             VALUE
---------------------------------------------------------------------------------------------------------------------------
CORPORATE NOTES - (CONCLUDED)
TELECOMMUNICATION SERVICES - 0.63%
EUR       1,200   France Telecom                                              03/14/08             7.500%   $     1,753,678
          1,000   Verizon North, Inc.*                                        01/01/21             5.634            993,970
                                                                                                                  2,747,648
Total Corporate Notes (cost - $33,336,576)                                                                       34,109,215
---------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL GOVERNMENT OBLIGATIONS - 7.22%
          1,224   Federal Republic of Brazil                                  04/15/06             3.063++        1,228,529
            200   Federal Republic of Brazil                                  03/12/08            11.500            233,700
            371   Federal Republic of Brazil                                  04/15/09             3.125++          366,605
            700   Federal Republic of Brazil                                  06/29/09             7.720++          840,000
          1,235   Federal Republic of Brazil                                  04/15/12             3.125++        1,180,456
            457   Federal Republic of Brazil                                  04/15/14             8.000            467,620
EUR       2,700   Federal Republic of Germany                                 07/04/27             6.500          4,821,525
EUR       1,500   Federal Republic of Germany                                 01/04/28             5.625          2,433,181
          1,500   Federal Republic of Panama                                  07/23/12             9.375          1,762,500
            600   Federal Republic of Panama                                  09/30/27             8.875            666,000
          2,250   Federal Republic of Peru                                    02/21/12             9.125          2,587,500
EUR       3,300   Government of Spain                                         01/31/37             4.200          4,416,269
JPY     484,000   Republic of Italy                                           03/27/08             3.800          5,196,210
          2,000   Russian Federation                                          06/26/07            10.000          2,247,400
          1,975   Russian Federation                                          03/31/30             5.000          2,073,355
            500   United Mexican States                                       09/24/22             8.000            591,750
            200   United Mexican States                                       08/15/31             8.300            242,700
Total International Government Obligations (cost - $29,910,696)                                                  31,355,300
---------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES - 2.78%
EDUCATION - 0.64%
            600   Akron Ohio Income Tax, Revenue Community
                    Learning Centers, Series A                                12/01/33             5.000            625,620
          1,300   Clark County Nevada School District, Series C               06/15/13             5.375          1,477,281
            650   Detroit City School District, School Building
                    & Site Improvement, Series A                              05/01/32             5.000            677,593
                                                                                                                  2,780,494
TOBACCO - 1.10%
            200   Golden State Tobacco Securitization Corp.                   06/01/39             6.750            204,190
            600   Golden State Tobacco Securitization Corp.,
                    Series 2003 A-1                                           06/01/33             6.250            603,048
          3,100   Tobacco Settlement Funding Corp.                            06/01/39             6.750          3,150,964
            200   Tobacco Settlement Funding Corp., Rhode Island,
                    Series A                                                  06/01/42             6.250            192,742
            475   Tobacco Settlement Funding Corp., Series 2001-B             05/15/39             5.875            446,129
            167   Tobacco Settlement Revenue Management Authority,
                    South Carolina Tobacco Settlement Revenue,
                    Series A                                                  05/15/16             7.666            167,900
                                                                                                                  4,764,973
TRANSPORTATION - 0.22%
            400   California Infrastructure & Economic
                    Development Revenue                                       07/01/36             5.000            419,920
            500   Harris County Texas, Refunding Toll Road
                    Senior Lien                                               08/15/33             5.000            520,775
                                                                                                                    940,695

 PRINCIPAL
  AMOUNT                                                                  MATURITY          INTEREST
  (000)#                                                                   DATES              RATES             VALUE
---------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES - (CONCLUDED)
UTILITIES - 0.82%
$         1,300   Energy Northwest Washington Electric Revenue                07/01/15             5.500%   $     1,496,976
            500   Lower Colorado River Authority Revenue                      05/15/28             5.000            522,015
          1,500   New York City Municipal Water Finance Authority             06/15/34             5.000          1,557,030
                                                                                                                  3,576,021
Total Municipal Bonds and Notes (cost - $11,583,411)                                                             12,062,183
---------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER@ - 0.07%
BANKING-U.S. - 0.07%
            300   Barclays U.S. Funding Corp. (cost - $300,000)               02/01/05             1.985            300,000
SHORT-TERM CORPORATE OBLIGATIONS - 1.56%
FINANCE-NONCAPTIVE DIVERSIFIED - 1.56%
          2,900   General Electric Capital Corp.                  02/04/05 to 03/11/05    2.040 to 2.420          2,893,069
          3,900   General Motors Acceptance Corp.                             03/21/05             2.362          3,887,717
Total Short-Term Corporate Obligations (cost - $6,780,787)                                                        6,780,786
---------------------------------------------------------------------------------------------------------------------------
SHORT-TERM GLOBAL DEBT SECURITIES - 0.47%
EUR       1,100   Federal Republic of Germany                                 02/18/05             4.250          1,435,131
JPY      62,000   Republic of Italy                                           06/08/05             3.750            606,987
Total Short-Term Global Debt Securities (cost - $2,007,289)                                                       2,042,118
---------------------------------------------------------------------------------------------------------------------------
SHORT-TERM U.S. GOVERNMENT AND AGENCY OBLIGATIONS@ - 10.06%
          2,600   Federal Home Loan Mortgage Corp.                            03/08/05             2.183          2,594,135
         38,900   Federal National Mortgage Association           03/02/05 to 06/01/05    2.248 to 2.645         38,715,110
          2,365   U.S. Treasury Bills++++                         03/03/05 to 03/17/05    2.172 to 2.205          2,359,850
Total Short-Term U.S. Government and Agency Obligations
  (cost - $43,669,095)                                                                                           43,669,095
---------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT - 1.82%
          7,884   Repurchase Agreement dated 01/31/05 with
                  State Street Bank & Trust Co., collateralized
                  by $7,780,000 U.S. Treasury Notes, 5.750% due
                  11/15/05; (value - $8,042,575); proceeds:
                  $7,884,499 (cost - $7,884,000)                              02/01/05             2.280          7,884,000
---------------------------------------------------------------------------------------------------------------------------
Total Investments (cost - $431,242,877) - 101.05%                                                               438,760,818
Liabilities in excess of other assets - (1.05)%                                                                  (4,550,807)
Net Assets - 100.00%                                                                                       $    434,210,011
---------------------------------------------------------------------------------------------------------------------------

+      Illiquid securities representing 0.06% of net assets as of January 31,
       2005.
^ Interest Only Security. This security entitles the holder to receive interest payments from an underlying pool of mortgages. The risk associated with this security is related to the speed of the principal paydowns. High prepayments would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in a greater amount of interest being received and cause the yield to increase.
+++ Security is being fair valued by a Valuation Committee under the direction of the board of trustees.
++ Floating rate securities. The interest rates shown are the current rates as of January 31, 2005.
++++   Entire or partial amount pledged as collateral for futures transactions.
@      Interest rates shown are the discount rates at date of purchase.
#      In U.S. Dollars unless otherwise indicated.
(1) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 1.95% of net assets as of January 31, 2005, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(2) Principal amount for accrual purposes is adjusted based on changes in the Consumer Price Index.
(a)    Bond interest in default.
ARM Adjustable Rate Mortgage - The interest rates shown are the current rates as of January 31, 2005.
COFI   Cost of Funds Index
EUR    Euro Dollars
JPY    Japanese Yen

REMIC  Real Estate Mortgage Investment Conduit
TBA (To Be Assigned) Security is purchased on a forward commitment basis with an approximate principal amount (generally +/- 1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.
* Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.47% of net assets as of January 31, 2005, are considered illiquid and restricted (see table below for more information).

                                                                  ACQUISITION COST                      MARKET VALUE
                                                                       AS A                                 AS A
                                                                   PERCENTAGE OF                        PERCENTAGE OF
       RESTRICTED               ACQUISITION       ACQUISITION     PORTFOLIO'S NET                      PORTFOLIO'S NET
       SECURITIES                  DATE               COST            ASSETS          MARKET VALUE         ASSETS
----------------------------------------------------------------------------------------------------------------------
Spirit Collateralized
  Bond Obligation
     3.008%, 06/03/09             12/16/04      $     1,030,350         0.24%        $     1,030,350         0.24%
  Verizon North, Inc.
  5.634%, 01/01/21                04/25/03            1,000,000         0.23                 993,970         0.23
                                                $     2,030,350         0.47%        $     2,024,320         0.47%
----------------------------------------------------------------------------------------------------------------------

ISSUER BREAKDOWN BY COUNTRY

                             PERCENTAGE OF PORTFOLIO ASSETS
-----------------------------------------------------------
United States                                         92.0%
Germany                                                2.0
Italy                                                  1.3
Spain                                                  1.0
Brazil                                                 1.0
Russia                                                 1.0
Peru                                                   0.6
Panama                                                 0.5
France                                                 0.4
Mexico                                                 0.2
Total                                                100.0%
-----------------------------------------------------------

                                                                                        UNREALIZED
NUMBER OF                                               IN             EXPIRATION      APPRECIATION
CONTRACTS                                          EXCHANGE FOR           DATES       (DEPRECIATION)
-----------------------------------------------------------------------------------------------------
                    CONTRACTS TO RECEIVE
FUTURES CONTRACTS
        41   U.S. Treasury Bond 20 Year Futures   $     4,572,461        March 2005   $      (136,133)

                    CONTRACTS TO DELIVER
       105   90 Day Euro Dollar Futures                25,505,775        March 2005           (38,025)
       380   90 Day Euro Dollar Futures                92,302,563         June 2005          (409,062)
       105   90 Day Euro Dollar Futures                25,390,263    September 2005           (61,638)
        31   90 Day Euro Dollar Futures                 9,731,749     December 2005            (2,526)
         3   Euro Bond 10 Year Futures                    466,932        March 2005             2,073
        24   Japan Bond 10 Year Futures                32,129,784        March 2005           255,183
     1,278   U.S. Treasury Note 10 Year Futures       142,988,375        March 2005           487,094
                                                                                              233,099
                                                                                      $        96,966
-----------------------------------------------------------------------------------------------------

FORWARD FOREIGN CURRENCY CONTRACTS

                                                                                 UNREALIZED
                                 CONTRACTS TO          IN          MATURITY     APPRECIATION
                                    DELIVER       EXCHANGE FOR       DATES     (DEPRECIATION)
---------------------------------------------------------------------------------------------
Euro Dollar                        3,304,000   USD     4,296,968   02/10/05   $       (15,925)
Euro Dollar                        3,073,000   USD     4,068,056   02/10/05            56,701
Euro Dollar                          252,000   USD       334,734   02/10/05             5,785
Euro Dollar                        1,836,000   USD     2,404,514   02/10/05             7,882
Euro Dollar                          576,000   USD       747,237   02/10/05            (4,647)
Euro Dollar                        3,778,000   USD     4,900,006   02/17/05           (32,034)
Japanese Yen                     160,744,000   USD     1,571,300   03/10/05            15,951
Swedish Krona                      2,650,338   USD       379,993   02/01/05               237
Swedish Krona                      4,661,000   USD       680,205   03/09/05            11,979
United States Dollar                 380,160   SEK     2,650,000   03/09/05              (242)
                                                                              $        45,687
---------------------------------------------------------------------------------------------

CURRENCY TYPE ABBREVIATIONS:
SEK    Swedish Krona
USD    U.S. Dollars

                 See accompanying notes to financial statements

UBS PACE MUNICIPAL FIXED INCOME INVESTMENTS
PORTFOLIO OF INVESTMENTS - JANUARY 31, 2005 (UNAUDITED)

PRINCIPAL
 AMOUNT                                                                       MATURITY          INTEREST
  (000)                                                                         DATES             RATES         VALUE
--------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES - 98.48%
ALABAMA - 0.57%
$            20   Birmingham Medical Clinic Board Revenue
                    Baptist Medical Centers (Escrowed to
                    Maturity)                                                 07/01/05             7.300%  $        20,431
          1,500   Montgomery Special Care Facilities Financing
                    Authority Revenue Capital Appreciation
                    Refunding Series B-2 (FSA Insured)                        11/15/10             5.000         1,435,905
                                                                                                                 1,456,336
--------------------------------------------------------------------------------------------------------------------------
ALASKA - 1.25%
            970   Alaska Housing Finance Corp. AMT Mortgage
                    Series A-2*                                               12/01/10             5.650         1,013,407
            900   Alaska Student Loan Corp. Revenue Series A
                    (AMBAC Insured)*                                          07/01/06             5.350           934,641
          1,155   Alaska Student Loan Corp. Revenue Series A
                    (AMBAC Insured)*                                          07/01/09             5.550         1,265,037
                                                                                                                 3,213,085
--------------------------------------------------------------------------------------------------------------------------
ARIZONA - 0.95%
             35   Pima County Hospital Revenue St. Joseph
                    Hospital Project (Escrowed to Maturity)                   01/01/09             7.500            38,622
          1,800   San Manuel Entertainment Series 04-C**                      12/01/16             4.500         1,818,378
            570   Show Low Industrial Development Authority
                    Revenue Navapache Regional Medical Center
                    Series A (ACA Insured)                                    12/01/06             5.125           591,706
                                                                                                                 2,448,706
--------------------------------------------------------------------------------------------------------------------------
ARKANSAS - 0.01%
             20   Springdale Residential Housing Mortgage
                    Series A (FNMA Collateralized)                            09/01/11             7.650            20,736
--------------------------------------------------------------------------------------------------------------------------
CALIFORNIA - 14.98%
             75   California Pollution Control Financing Kaiser
                    Steel Corp. Project (Escrowed to Maturity)                10/01/08             7.250            81,371
          1,465   California State                                            10/01/08             6.100         1,632,830
          2,000   California State                                            02/01/10             5.000         2,177,760
          1,000   California State                                            04/01/10             5.000         1,090,770
          2,000   California State                                            10/01/10             5.250         2,217,960
          1,000   California State                                            10/01/11             5.000         1,101,260
          1,000   California State                                            02/01/12             5.000         1,101,540
          2,000   California State                                            02/01/13             5.000         2,211,140
          3,000   California State (FGIC Insured)                             10/01/11             5.000         3,342,720
          2,550   California State (MBIA Insured)                             10/01/12             5.000         2,851,486
          1,000   California State Department Water Resources
                    Power Supply Revenue Series A                             05/01/10             5.500         1,112,180
          3,000   California State Economic Recovery Series A                 07/01/08             5.000         3,228,780
          4,000   California State Economic Recovery Series B
                    (Mandatory Put 07/01/08 @ $100)                           07/01/23             3.500@        4,094,520
          3,000   California State Economic Recovery Series B
                    (Mandatory Put 07/01/08 @ $100)                           07/01/23             5.000         3,216,600
          1,000   California Statewide Communities Development
                    Authority Revenue Kaiser Permanent Series D
                    (Mandatory Put 03/01/07 @ $100)                           11/01/36             4.350         1,027,800
          2,000   California Statewide Communities Development
                    Authority Revenue Kaiser Permanent Series H
                    (Mandatory Put 05/01/08 @ $100)                           04/01/34             2.625@        1,970,920
          5,070   Golden State Tobacco Securitization Corp.
                    Tobacco Settlement Revenue Series A-1                     06/01/21             5.000         5,124,756
             85   Los Angeles Multi-Family Revenue Housing
                    Earthquake Rehabilitation Project Series C
                    (FNMA Collateralized)*                                    07/01/07             5.150            88,618
            490   Sacramento Utility District Electric Revenue,
                    White Rock Project (Escrowed to Maturity)                 03/01/10             6.750           539,132
            230   Sacramento Utility District Electric Revenue,
                    White Rock Project (Escrowed to Maturity)                 05/01/10             6.800           254,104
                                                                                                                38,466,247
--------------------------------------------------------------------------------------------------------------------------

PRINCIPAL
 AMOUNT                                                                       MATURITY          INTEREST
  (000)                                                                         DATES             RATES         VALUE
--------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES - (CONTINUED)
DISTRICT OF COLUMBIA - 0.74%
$           275   District of Columbia Housing Finance
                    Authority Certificates of Participation
                    (Asset Guaranty Insured)                                  06/01/08             4.850%  $       275,363
            515   District of Columbia Series A (MBIA Insured)
                    (Escrowed to Maturity)                                    06/01/08             5.250           557,771
            985   District of Columbia Unrefunded Balance 2001
                    Series A (MBIA Insured)                                   06/01/08             5.250         1,063,534
                                                                                                                 1,896,668
--------------------------------------------------------------------------------------------------------------------------
FLORIDA - 5.30%
            500   Escambia County Health Facilities Authority
                    Revenue Ascension Health Credit Series A                  11/15/11             5.250           553,330
          3,505   Hialeah Housing Authority Municipal Housing
                    Revenue (Escrowed to Maturity)                            11/01/21             9.500         4,023,319
          2,000   JEA St. Johns River Power Park Systems
                    Revenue Refunding Issue Series 2-17                       10/01/09             5.250         2,206,440
          2,625   Lakeland Electric & Water Revenue Refunding
                    First Lien Series B (FSA Insured)                         10/01/07             6.550         2,893,643
          1,915   Leon County Educational Facilities Authority
                    Certificates of Participation                             09/01/14             9.000         2,564,147
          1,260   North Miami Educational Facilities Revenue
                    Johnston & Wales University Project
                    Series A (XL Capital Insured)                             04/01/09             5.000         1,366,709
                                                                                                                13,607,588
--------------------------------------------------------------------------------------------------------------------------
GEORGIA - 2.29%
          2,000   Georgia State Series D                                      10/01/10             6.000         2,312,140
          1,250   Henry County School District Series A                       08/01/11             6.450         1,432,175
          2,000   Municipal Electric Authority Project One
                    Subseries B (Mandatory Put 01/01/09 @ $100)
                    (AMBAC Insured)                                           01/01/26             5.000         2,146,720
                                                                                                                 5,891,035
--------------------------------------------------------------------------------------------------------------------------
HAWAII - 0.41%
          1,000   Hawaii State Department Budget & Finance
                    Special Purpose Revenue Hawaiian Electric
                    Co., Inc. Series A (MBIA Insured)*                        05/01/26             6.200         1,051,800
--------------------------------------------------------------------------------------------------------------------------
IDAHO - 0.60%
            975   Idaho Housing & Finance Association
                    Single-Family Mortgage Series G-2, Class III*             07/01/19             5.950         1,037,078
            500   Idaho Housing & Finance Association
                    Single-Family Mortgage Subseries D-3*                     07/01/13             5.150           508,500
                                                                                                                 1,545,578
--------------------------------------------------------------------------------------------------------------------------
ILLINOIS - 9.57%
            200   Belleville St. Clair County (Escrowed to
                    Maturity) (MGIC Insured)                                  11/01/09             7.250           224,426
          2,000   Chicago School Finance Authority Refunding
                    Series A (FGIC Insured)                                   06/01/09             6.250         2,252,660
          4,340   Cook County Community Consolidated School
                    District Number 15 Palatine Capital
                    Appreciation (FGIC Insured)                               12/01/15             5.440~        2,741,968
          4,890   Cook County Community Consolidated School
                    District Number 15 Palatine Capital
                    Appreciation (FGIC Insured)                               12/01/16             5.510~        2,935,614
          1,000   Granite City Madison County Disposal
                    Revenue Waste Management, Inc. Project
                    (Mandatory Put 05/01/05 @ $100)*                          05/01/27             5.000         1,004,690
            350   Greater Peoria Airport Authority
                    (AMBAC Insured)*                                          12/01/07             6.700           354,830
          1,570   Hodgkins Environmental Improvement Revenue
                    Metropolitan Biosolids Management Project*                11/01/05             5.500         1,580,786
          1,000   Illinois Development Finance Authority
                    Revenue DePaul University Series C                        10/01/13             5.500         1,113,930
          1,625   Illinois Development Finance Authority
                    Revenue Refunding Community Rehabilitation
                    Providers Series A                                        07/01/09             5.900         1,704,934
            660   Illinois Educational Facilities Authority
                    Revenue Evangelical Series A
                    (Escrowed to Maturity)                                    04/15/17             6.750           812,757
            700   Illinois Finance Authority Student Housing
                    Revenue MJH Education Assistance IV Senior
                    Series A                                                  06/01/08             5.000           735,882
            810   Illinois Finance Authority Student Housing
                    Revenue MJH Education Assistance IV Senior
                    Series A                                                  06/01/10             5.000           856,081
--------------------------------------------------------------------------------------------------------------------------

PRINCIPAL
  AMOUNT                                                                      MATURITY          INTEREST
  (000)                                                                         DATES             RATES         VALUE
--------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES - (CONTINUED)
ILLINOIS - (CONCLUDED)
$         5,990   Illinois Health Facilities Authority
                    Revenue Advocate Network Health Care                      11/15/10             6.000%  $     6,775,888
            240   Illinois Health Facilities Authority Revenue
                    Ravenswood Hospital Medical Center
                    (Escrowed to Maturity)                                    08/01/06             7.250           250,265
          1,000   Lake County Illinois Forest Preservation
                    District                                                  12/01/07             7.200~          927,010
            285   St. Clair County Certificates of
                    Participation Series A (FSA Insured)                      10/01/08             5.000           305,366
                                                                                                                24,577,087
--------------------------------------------------------------------------------------------------------------------------
INDIANA - 3.70%
          1,000   Indiana Health Facility Financing Authority
                    Revenue Ascension Health Series F                         11/15/07             5.500         1,069,270
          5,000   Indiana Health Facility Financing Authority
                    Revenue Ascension Health Subordinated
                    Credit Series A                                           04/01/10             5.000         5,390,650
          1,345   Indiana Health Facility Financing Authority
                    Revenue Health Systems Sisters of
                    St. Francis                                               11/01/08             5.500         1,453,582
          1,500   Indianapolis Airport Authority Revenue
                    Refunding Special Facilities Federal
                    Express Corp. Project (Federal Express
                    Co. Insured)*                                             01/15/17             5.100         1,579,215
                                                                                                                 9,492,717
--------------------------------------------------------------------------------------------------------------------------
KANSAS - 1.17%
          1,000   Burlington Pollution Control Revenue
                    Refunding Kansas Gas & Electric Co.
                    Project B (Mandatory Put 06/01/06 @
                    $100) (MBIA Insured)                                      06/01/31             2.650@        1,002,710
          1,710   Kansas State Development Finance Authority
                    Revenue Water Pollution Control Revolving
                    Fund II                                                   05/01/13             5.500         1,969,407
             25   Wichita Hospital Revenue St. Francis Hospital
                    & Nursing Series A (Escrowed to Maturity)                 10/01/07             6.750            26,536
                                                                                                                 2,998,653
--------------------------------------------------------------------------------------------------------------------------
LOUISIANA - 0.14%
            215   East Baton Rouge Parish Womans Hospital
                    Foundation (Escrowed to Maturity)                         10/01/08             7.200           234,786
             15   East Baton Rouge Single-Family Mortgage
                    Series C (FNMA/GNMA Collateralized)                       04/01/32             7.000            15,018
            100   Jefferson Parish Home Mortgage Authority
                    Single-Family Housing Revenue Refunding
                    Series D-1 (Mandatory Put 06/01/10 @ $100)
                    (FNMA/GNMA Collateralized)*                               06/01/10             5.600           101,005
                                                                                                                   350,809
--------------------------------------------------------------------------------------------------------------------------
MAINE - 0.18%
            450   Maine State Housing Authority Mortgage
                    Purchase Series D-1                                       11/15/16             5.050           456,840
--------------------------------------------------------------------------------------------------------------------------
MARYLAND - 0.40%
          1,000   Maryland State Community Development
                    Administration Department Housing &
                    Community Development AMT Single Family
                    Program Third Series*                                     04/01/07             4.400         1,032,100
--------------------------------------------------------------------------------------------------------------------------
MASSACHUSETTS - 5.69%
          2,000   Massachusetts Bay Transportation Authority
                    Sales Tax Revenue Series A                                07/01/10             5.000         2,198,560
          3,100   Massachusetts State Consolidated Loan
                    Series B (Pre-refunded with U.S.
                    Government Securities to 03/01/12 @ $100)
                    (FSA Insured)                                             03/01/16             5.500         3,506,038
          2,000   Massachusetts State Development Finance
                    Agency Solid Waste Disposal Revenue Waste
                    Management Income Project (XL Capital
                    Insured)*                                                 06/01/14             5.450         2,145,260
          1,000   Massachusetts State Health & Educational
                    Facilities Authority Revenue Caritas
                    Christi Obligation Series B                               07/01/05             5.500         1,010,860
          5,000   Massachusetts State Refunding Series A                      11/01/10             6.000         5,745,550
                                                                                                                14,606,268
--------------------------------------------------------------------------------------------------------------------------
MICHIGAN - 0.72%
          1,000   Michigan State Strategic Fund Solid Waste
                    Disposal Revenue Refunding Waste Management
                    Income Project (Mandatory Put 12/01/05
                    @ $100)*                                                  12/01/12             4.200         1,008,290
--------------------------------------------------------------------------------------------------------------------------

PRINCIPAL
  AMOUNT                                                                      MATURITY          INTEREST
  (000)                                                                         DATES             RATES         VALUE
--------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES - (CONTINUED)
MICHIGAN - (CONCLUDED)
$           800   Michigan State Strategic Fund Waste Management
                    Income Project (Mandatory Put 08/01/07 @
                    $100)*                                                    08/01/27             3.750%@ $       803,224
             40   Michigan State Strategic Limited Obligation
                    (Escrowed to Maturity)                                    08/15/05             7.875            40,809
                                                                                                                 1,852,323
--------------------------------------------------------------------------------------------------------------------------
MINNESOTA - 0.03%
             26   Eden Prairie Multi-Family Housing (GNMA
                    Collateralized)                                           01/20/06             5.500            26,092
             40   Moorhead Residential Mortgage (Escrowed to
                    Maturity) (FHA/VA Insured)                                08/01/11             7.100            45,782
                                                                                                                    71,874
--------------------------------------------------------------------------------------------------------------------------
MISSOURI - 1.29%
          3,000   St. Louis Airport Revenue Airport Development
                    Program Series A (MBIA Insured)                           07/01/09             5.500         3,297,570
             10   St. Louis County Single-Family Housing (AMBAC
                    Insured)                                                  10/01/16             9.250            10,093
                                                                                                                 3,307,663
--------------------------------------------------------------------------------------------------------------------------
NEBRASKA - 0.05%
            135   Nebraska Investment Finance Authority
                    Single-Family Housing Revenue Series A
                    (FNMA/GNMA Collateralized)*                               03/01/21             5.200           135,300
--------------------------------------------------------------------------------------------------------------------------
NEVADA - 0.77%
          2,000   Clark County Pollution Control Revenue
                    Refunding Series C (Mandatory Put
                    03/02/09 @ $100)*                                         06/01/31             3.250@        1,979,040
--------------------------------------------------------------------------------------------------------------------------
NEW JERSEY - 1.09%
          1,000   New Jersey Economic Development Authority
                    Revenue School Facilities Construction
                    Series I                                                  09/01/14             5.000         1,100,070
          1,500   New Jersey State Transportation Trust Fund
                    Transportation System Series A (MBIA Insured)             12/15/14             5.250         1,708,770
                                                                                                                 2,808,840
--------------------------------------------------------------------------------------------------------------------------
NEW MEXICO - 1.89%
          2,000   New Mexico State Highway Commission Revenue
                    Senior Subordinated Lien Tax Series A                     06/15/10             5.250         2,214,760
          2,500   New Mexico State Severance Tax Refunding
                    Series A                                                  07/01/08             5.000         2,634,800
                                                                                                                 4,849,560
--------------------------------------------------------------------------------------------------------------------------
NEW YORK - 12.12%
          1,000   Nassau Health Care Corp. Health Systems Revenue
                    (FSA Insured)                                             08/01/11             6.000         1,152,990
          1,000   New York City Municipal Water Finance Authority
                    Water & Sewer Systems Revenue Series D                    06/15/10             5.500         1,119,150
          1,500   New York City Municipal Water Finance Authority
                    Water & Sewer Systems Revenue Series D                    06/15/11             5.000         1,652,295
          1,000   New York City Refunding Series B                            08/01/11             5.500         1,118,270
          2,000   New York City Series A                                      11/01/08             5.250         2,165,040
          1,500   New York City Series C                                      08/01/07             5.000         1,583,310
            750   New York City Series C                                      08/01/09             5.250           818,235
          3,000   New York City Series C                                      08/01/11             5.250         3,315,150
            615   New York City Series E (Pre-refunded with U.S.
                    Government Securities to 08/01/06 @ $101.50)              08/01/16             6.000           657,183
          2,500   New York City Series G                                      08/01/07             5.250         2,653,875
          2,000   New York City Transitional Finance Authority
                    Revenue Future Tax Secured Series A                       11/01/26             5.500@        2,241,320
          1,330   New York City Transitional Finance Authority
                    Revenue Future Tax Secured Series C                       02/01/09             5.500         1,462,668
            385   New York City Unrefunded Balance Series E                   08/01/16             6.000           408,808
          1,500   New York State Dorm Authority Lease Revenue,
                    Series B (Mandatory Put 07/01/13 @ $100)
                    (XL Capital Insured)                                      07/01/32             5.250         1,660,500

PRINCIPAL
  AMOUNT                                                                      MATURITY          INTEREST
  (000)                                                                         DATES             RATES         VALUE
--------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES - (CONTINUED)
NEW YORK - (CONCLUDED)
$         2,000   New York State Dorm Authority Revenue Series B
                    (Mandatory Put 05/15/12 @ $100)                           11/15/23             5.250%  $     2,206,560
          3,000   New York State Housing Finance Agency Service
                    Contract Revenue Refunding Series K                       03/15/08             5.000         3,199,260
          1,500   Tobacco Settlement Financing Corp. Series C-1               06/01/09             5.500         1,516,485
          2,000   Triborough Bridge & Tunnel Authority Refunding
                    Series B                                                  11/15/09             5.000         2,182,240
                                                                                                                31,113,339
--------------------------------------------------------------------------------------------------------------------------
NORTH CAROLINA - 1.14%
          2,650   North Carolina Municipal Power Agency No. 1
                    Catawba Electric Revenue Series A (MBIA Insured)          01/01/09             5.750         2,938,028
--------------------------------------------------------------------------------------------------------------------------
NORTH DAKOTA - 0.04%
            100   North Dakota State Housing Finance Agency Revenue
                    Housing Finance Home Mortgage Series D*                   07/01/16             6.300           104,022
--------------------------------------------------------------------------------------------------------------------------
OHIO - 1.10%
          1,145   Butler County Transportation Improvement
                    District Series A (FSA Insured)                           04/01/11             6.000         1,276,217
          1,530   Ohio Housing Finance Agency Mortgage Revenue
                    Residential Series B-2 (GNMA Collateralized)*             09/01/18             5.350         1,546,142
                                                                                                                 2,822,359
--------------------------------------------------------------------------------------------------------------------------
OREGON - 0.65%
          1,500   Oregon State Department Transportation Highway
                    Usertax Revenue Refunding Series B                        11/15/13             5.000         1,676,115
--------------------------------------------------------------------------------------------------------------------------
PENNSYLVANIA - 1.43%
            400   Blair County Hospital Authority Revenue Hospital
                    Altoona Hospital Project A (AMBAC Insured)                07/01/06             5.375           416,012
             30   Chester County Hospital Authority Revenue (Escrowed
                    to Maturity)                                              07/01/09             7.500            33,111
             55   Lancaster Sewer Authority (Escrowed to Maturity)            04/01/12             6.000            60,551
          3,000   Pennsylvania State Higher Educational Facilities
                    Authority Revenue Waynesburg Series J-4
                    (Mandatory Put 05/01/09 @ $100) (PNC Bank
                    N.A. Insured)                                             05/01/32             3.300@        3,022,920
            125   Philadelphia Hospital & Higher Education Health
                    Systems Jefferson Health Systems A (MBIA Insured)         05/15/07             5.250           132,284
                                                                                                                 3,664,878
--------------------------------------------------------------------------------------------------------------------------
PUERTO RICO - 4.21%
          1,000   Puerto Rico Commonwealth Refunding Series A
                    (Mandatory Put 07/01/12 @ $100)                           07/01/30             5.000         1,076,890
          2,000   Puerto Rico Commonwealth Refunding Series C
                    (Mandatory Put 07/01/08 @ $100)                           07/01/13             6.000         2,192,040
          1,000   Puerto Rico Electric Power Authority Revenue
                    Series QQ (XL Capital Insured)                            07/01/17             5.500         1,164,870
          2,000   Puerto Rico Public Buildings Authority Revenue
                    Guaranteed Refunding Government Facilities
                    Series J (Mandatory Put 07/01/12 @ $100)
                    (Commonwealth/GTD Insured)                                07/01/28             5.000         2,153,780
          3,750   Puerto Rico Public Finance Corp. Refunding
                    Commonwealth Appropriations Series A (Mandatory
                    Put 02/01/12 @ $100) (Government Development
                    Bank For Puerto Rico Insured)                             08/01/27             5.750         4,217,812
                                                                                                                10,805,392
--------------------------------------------------------------------------------------------------------------------------
SOUTH CAROLINA - 3.93%
          2,000   Richland County Environmental Improvement
                  Revenue Refunding International Paper Co. Projects
                    Series A                                                  10/01/07             4.250         2,059,700
          5,070   South Carolina Transportation Infrastructure
                    Bank Revenue Series A (MBIA Insured)                      10/01/09             6.000         5,753,537
          2,000   South Carolina Transportation Infrastructure
                    Bank Revenue Series B (AMBAC Insured)                     10/01/15             5.250         2,285,300
                                                                                                                10,098,537
--------------------------------------------------------------------------------------------------------------------------
SOUTH DAKOTA - 1.33%
          3,030   South Dakota Health & Educational Facilities
                    Authority Revenue Refunding Prairie Lakes Healthcare
                    (ACA/CBI Insured)                                         04/01/13             5.450         3,205,740
            205   South Dakota State Health & Educational Revenue
                    St. Lukes Hospital Project (Escrowed to Maturity)         10/01/07             6.800           217,610
                                                                                                                 3,423,350
--------------------------------------------------------------------------------------------------------------------------

PRINCIPAL
  AMOUNT                                                                      MATURITY          INTEREST
  (000)                                                                         DATES             RATES         VALUE
--------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES - (CONCLUDED)
TENNESSEE - 5.20%
$         3,000   Metropolitan Government Nashville & Davidson
                    County Health & Educational Facilities Board
                    Revenue Vanderbilt University Series B-2
                    (Mandatory Put 04/01/09 @ $100) (MBIA Insured)            10/01/44             5.000%@ $     3,243,990
          8,300   Metropolitan Government Nashville & Davidson
                    County Water Sewer Revenue Cab Converter
                    Refunding (FGIC/TCRs)                                     01/01/12             7.700        10,123,759
                                                                                                                13,367,749
--------------------------------------------------------------------------------------------------------------------------
TEXAS - 9.28%
          3,400   Austin Texas Utility Systems Revenue Refunding
                    (AMBAC Insured)                                           11/15/09             6.750         3,963,788
          1,000   Canutillo Independent School District Refunding
                    (PSF/GTD Insured)                                         08/15/10             5.000         1,098,570
          1,000   Dallas Texas Refunding Series A                             02/15/10             5.000         1,094,730
          2,700   El Paso Texas Independent School District
                    Refunding                                                 08/15/09             5.375         2,981,043
          2,480   Fort Bend Independent School District
                    (PSF/GTD Insured)                                         08/15/07             7.000         2,743,153
            160   Harlington Housing Finance Corp. Single-Family
                    Mortgage Revenue Series A (FNMA/GNMA
                    Collateralized)*                                          09/01/22             5.250           163,198
          5,000   Harris County Refunding Tax & Subordinated
                    Lien Series B (Mandatory Put 08/15/12
                    @ $100) (FSA Insured)                                     08/15/32             5.000         5,481,000
          1,500   Harris County Refunding Toll Road B-2
                    (Mandatory Put 08/15/09 @ $100) (FGIC
                    Insured)                                                  08/15/21             5.000@        1,632,645
            185   Houston Texas Airport Systems Revenue
                    (Escrowed to Maturity)                                    07/01/10             7.600           212,558
          2,000   Katy Independent School District School
                    Building Series A (PSF/GTD Insured)                       02/15/14             5.000         2,201,980
          2,000   North East Independent School District
                    (PSF/GTD Insured)                                         08/01/14             5.000         2,229,900
             25   Texas Municipal Power Agency Revenue
                    (Escrowed to Maturity) (MBIA Insured)                     09/01/13             6.100~           17,971
                                                                                                                23,820,536
--------------------------------------------------------------------------------------------------------------------------
UTAH - 0.63%
             10   Utah State Housing Finance Agency Single-Family
                    Mortgage Senior Issue Series D-2 (FHA/VA
                    Insured)*                                                 01/01/11             6.450            10,091
          1,505   Utah State Housing Finance Agency Single-Family
                    Mortgage Series G-3, Class III*                           07/01/15             5.700         1,574,682
             40   Utah State Housing Finance Agency Single-Family
                    Mortgage Subseries A-1 (AMBAC Insured)                    07/01/08             5.900            41,586
              5   Utah State Housing Finance Agency Single-Family
                    Mortgage Subseries G (AMBAC Insured)                      07/01/07             5.650             5,044
                                                                                                                 1,631,403
--------------------------------------------------------------------------------------------------------------------------
VIRGINIA - 0.39%
          1,000   Amelia County Industrial Development Authority
                    Solid Waste Disposal Revenue Refunding Waste
                    Management Project (Mandatory Put 04/01/05 @ $100)*       04/01/27             4.900@        1,003,090
--------------------------------------------------------------------------------------------------------------------------
WASHINGTON - 3.24%
             20   Washington State Series 93-A (Pre-refunded
                    with U.S. Government Securities to
                    10/01/08 @ $100)                                          10/01/12             5.750            22,832
          6,000   Washington State Public Power Supply Systems
                    Nuclear Project Number 1 Revenue Refunding
                    Series A                                                  07/01/08             6.000         6,625,440
          1,480   Washington State Unrefunded Balance Series 93-A
                    (FSA Insured)                                             10/01/12             5.750         1,671,571
                                                                                                                 8,319,843
--------------------------------------------------------------------------------------------------------------------------
Total Municipal Bonds and Notes (cost - $246,032,938)                                                          252,905,494
--------------------------------------------------------------------------------------------------------------------------
SHORT-TERM MUNICIPAL NOTES++ - 3.50%
IDAHO - 0.27%
            700   Idaho Health Facilities Authority Revenue
                    St. Luke's Medical Center (FSA Insured)                   02/01/05             1.820           700,000
INDIANA - 0.82%
          2,100   Indiana Health Facility Financing Authority
                    Hospital Revenue Clarian Health Obligation
                    Series B                                                  02/01/05             1.870          2,100,000
--------------------------------------------------------------------------------------------------------------------------

PRINCIPAL
  AMOUNT                                                                      MATURITY          INTEREST
  (000)                                                                         DATES             RATES         VALUE
--------------------------------------------------------------------------------------------------------------------------
SHORT-TERM MUNICIPAL NOTES++- (CONCLUDED)
KANSAS - 1.56%
$           500   Kansas State Department Transportation Highway
                    Revenue Series B-1                                        02/01/05             1.820%  $       500,000
          3,500   Kansas State Department Transportation Highway
                    Revenue Series B-2                                        02/01/05             1.820         3,500,000
                                                                                                                 4,000,000
--------------------------------------------------------------------------------------------------------------------------
NORTH CAROLINA - 0.58%
          1,500   University of North Carolina Hospital Chapel
                    Hill Revenue Series A (Landesbank
                    Hessen-Thuringen Insured)                                 02/01/05             1.820         1,500,000
--------------------------------------------------------------------------------------------------------------------------
NORTH DAKOTA - 0.27%
            700   Grand Forks Hospital Facilities Revenue
                    United Hospital Obligation Group Project                  02/01/05             1.870           700,000
Total Short-Term Municipal Notes (cost - $9,000,000)                                                             9,000,000
--------------------------------------------------------------------------------------------------------------------------

NUMBER OF
 SHARES
  (000)
--------------------------------------------------------------------------------------------------------------------------
TAX-FREE MONEY MARKET FUND - 0.03%
             69   Seven Seas Money Market Fund (cost - $69,193)                                    1.270+           69,193
--------------------------------------------------------------------------------------------------------------------------
Total Investments (cost - $255,102,131) - 102.01%                                                              261,974,687
Liabilities in excess of other assets - (2.01)%                                                                 (5,168,102)
Net Assets - 100.00%                                                                                       $   256,806,585
--------------------------------------------------------------------------------------------------------------------------

~      Zero coupon bond; interest rate represents annualized yield at date of purchase.
@ Floating rate securities. The interest rates shown are the current rates as of January 31, 2005.
*      Security subject to Alternative Minimum Tax.
** Security exempt from registration under Rule 144A of the Securities Act of 1933. This security, which represents 0.71% of net assets as of January 31, 2005, is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
+      Interest rate shown reflects yield at January 31, 2005.
++ Variable rate demand notes are payable on demand. The maturity dates shown are the next interest rate reset dates. The interest rates shown are the current rates as of January 31, 2005.
ACA    American Capital Access
AMBAC  American Municipal Bond Assurance Corporation
AMT    Alternative Minimum Tax
CBI    Certificates of Bond Insurance
FGIC   Federal Guaranty Insurance Corporation
FHA    Federal Housing Authority
FNMA   Federal National Mortgage Association
FSA    Financial Security Assurance
GNMA   Government National Mortgage Association
GTD    Guaranteed
MBIA   Municipal Bond Investors Assurance
MGIC   Mortgage Guarantee Insurance Corporation
PSF    Permanent School Fund
TCRs   Transferable Custodial Receipts
VA     Veterans Association

                 See accompanying notes to financial statements

UBS PACE GLOBAL FIXED INCOME INVESTMENTS
PORTFOLIO OF INVESTMENTS - JANUARY 31, 2005 (UNAUDITED)

PRINCIPAL
  AMOUNT                                                                      MATURITY          INTEREST
  (000)*                                                                        DATES             RATES         VALUE
--------------------------------------------------------------------------------------------------------------------------
LONG-TERM GLOBAL DEBT SECURITIES - 87.20%
AUSTRALIA - 4.81%
EUR         450   Australia & New Zealand Banking Group Ltd.                  02/05/15             4.450%  $       617,196
          9,110   Government of Australia                                     05/15/13             6.500         7,578,752
         15,217   Government of Australia                                     04/15/15             6.250        12,563,872
                                                                                                                20,759,820
--------------------------------------------------------------------------------------------------------------------------
BELGIUM - 1.08%
            250   Kingdom of Belgium                                          03/28/15             8.000           448,681
          2,640   Kingdom of Belgium                                          03/28/28             5.500         4,208,983
                                                                                                                 4,657,664
--------------------------------------------------------------------------------------------------------------------------
CANADA - 0.97%
          4,550   Government of Canada                                        06/01/29             5.750         4,195,681
--------------------------------------------------------------------------------------------------------------------------
CHANNEL ISLANDS - 0.35%
EUR         430   Credit Suisse Group Capital V                               11/07/11             5.437+          663,159
EUR         550   Credit Suisse Group Finance                                 06/07/13             6.375           851,597
                                                                                                                 1,514,756
--------------------------------------------------------------------------------------------------------------------------
DENMARK - 2.78%
            920   Danske Bank A/S                                             11/12/12             5.125+        1,295,687
              1   Kingdom of Denmark                                          11/15/07             7.000                98
              1   Kingdom of Denmark                                          11/15/09             6.000                99
          3,110   Kingdom of Denmark                                          11/15/11             6.000           634,942
         51,620   Kingdom of Denmark                                          11/15/13             5.000        10,052,540
                                                                                                                11,983,366
--------------------------------------------------------------------------------------------------------------------------
FRANCE - 4.94%
          1,500   BNP Paribas                                                 01/23/14             5.250+        2,111,956
USD       1,290   France Telecom                                              03/01/31             9.250+        1,793,429
            110   France Telecom                                              01/28/33             8.125           212,720
            200   Republic of France                                          04/25/09             4.000           272,544
          7,093   Republic of France                                          07/25/09             3.000        10,119,576
          4,060   Republic of France                                          10/25/32             5.750         6,794,595
                                                                                                                21,304,820
--------------------------------------------------------------------------------------------------------------------------
GERMANY - 3.54%
            350   Allianz AG                                                  01/15/14             5.500+          499,163
            655   Continental AG                                              12/05/08             6.875           968,232
          3,151   Federal Republic of Germany                                 02/18/05             4.250         4,110,997
            850   Federal Republic of Germany                                 02/16/07             4.000         1,142,178
          1,690   Federal Republic of Germany                                 01/04/08             5.250         2,362,673
            900   Federal Republic of Germany                                 02/15/08             4.250         1,226,946
            660   Federal Republic of Germany                                 07/04/08             4.125           899,531
            900   Federal Republic of Germany                                 01/04/11             5.250         1,308,369
          1,727   Federal Republic of Germany                                 01/04/31             5.500         2,781,753
                                                                                                                15,299,842
--------------------------------------------------------------------------------------------------------------------------
ICELAND - 1.53%
         60,000   Housing Finance Fund Series 2                               04/15/34             3.750         1,001,259

PRINCIPAL
  AMOUNT                                                                      MATURITY          INTEREST
  (000)*                                                                        DATES             RATES         VALUE
--------------------------------------------------------------------------------------------------------------------------
LONG-TERM GLOBAL DEBT SECURITIES - (CONTINUED)
ICELAND - (CONCLUDED)
        331,700   Housing Finance Fund Series 3                               06/15/44             3.750%  $     5,590,696
                                                                                                                 6,591,955
--------------------------------------------------------------------------------------------------------------------------
IRELAND - 1.26%
            140   Allied Irish Banks PLC                                      02/28/11             7.500+          220,053
GBP         900   European Loan Conduit                                       11/01/07             5.300+        1,699,356
          2,500   GE Capital Euro Funding                                     10/29/13             4.625         3,501,368
                                                                                                                 5,420,777
--------------------------------------------------------------------------------------------------------------------------
ITALY - 2.02%
            917   Argo Mortgage SRL                                           10/28/36             2.403+        1,200,221
          1,600   Banca Intesa SpA Euro MTN                                   05/08/14             5.850+        2,299,499
JPY     111,100   Republic of Italy                                           03/20/09             0.650         1,086,107
            580   Sanpaolo IMI SpA                                            04/06/10             6.375           863,896
          1,350   Siena Mortgages, Series 2003-4 Class A2                     12/16/38             2.405+        1,769,119
          1,000   UniCredito Italiano SpA                                     02/28/12             6.100         1,499,215
                                                                                                                 8,718,057
--------------------------------------------------------------------------------------------------------------------------
JAPAN - 11.22%
         77,000   Development Bank of Japan (2)                               09/20/22             1.700           724,339
      1,073,000   Government of Japan                                         06/20/06             0.400        10,421,474
        905,800   Government of Japan                                         09/20/06             0.500         8,816,821
      1,202,400   Government of Japan                                         06/20/08             1.800        12,216,340
        110,100   Government of Japan                                         12/21/20             2.500         1,182,156
        633,000   Government of Japan                                         09/20/24             2.100         6,279,760
        310,000   Japan Finance Corp. for Municipal Entities                  02/21/12             1.550         3,118,746
        570,000   Japan Government Bond                                       06/20/11             1.200         5,664,165
                                                                                                                48,423,801
--------------------------------------------------------------------------------------------------------------------------
KOREA - 0.11%
USD         500   Industrial Bank of Korea (1)                                05/19/14             4.000+          489,049
--------------------------------------------------------------------------------------------------------------------------
LUXEMBOURG - 0.48%
            450   Sogerim SA                                                  04/20/06             6.125           612,569
USD          70   Telecom Italia Capital (1)                                  01/15/10             4.000            68,352
          1,000   Tyco International Group SA                                 11/19/08             5.500         1,407,834
                                                                                                                 2,088,755
--------------------------------------------------------------------------------------------------------------------------
MALAYSIA - 0.07%
EUR         200   Petronas Capital Ltd.                                       05/22/09             6.375           292,853
--------------------------------------------------------------------------------------------------------------------------
MEXICO - 0.14%
USD         500   United Mexican States                                       02/17/09            10.375           607,500
--------------------------------------------------------------------------------------------------------------------------
NETHERLANDS - 4.01%
          1,200   BMW Finance NV                                              08/06/18             5.000         1,689,261
            500   Deutsche Telekom International Finance BV                   07/06/05             6.625           663,433
            420   EADS Finance BV                                             03/03/10             4.625           580,448
              1   Government of the Netherlands                               07/15/08             5.250             2,048
          3,830   Government of the Netherlands                               07/15/12             5.000         5,536,919

PRINCIPAL
  AMOUNT                                                                      MATURITY          INTEREST
  (000)*                                                                        DATES             RATES         VALUE
--------------------------------------------------------------------------------------------------------------------------
LONG-TERM GLOBAL DEBT SECURITIES - (CONTINUED)
NETHERLANDS - (CONCLUDED)
          2,020   Government of the Netherlands                               01/15/23             7.500%  $     3,854,024
              1   Government of the Netherlands                               01/15/28             5.500               799
            700   Koninklijke (Royal) Philips Electronics NV                  05/16/11             6.125         1,038,499
            210   Linde Finance BV                                            07/03/13             6.000+          307,772
            330   Munich Re Finance BV                                        06/21/23             6.750+          508,118
          1,000   Repsol International Finance BV                             07/22/13             5.000         1,401,457
          1,200   RWE Finance BV                                              07/23/18             5.125         1,720,913
                                                                                                                17,303,691
--------------------------------------------------------------------------------------------------------------------------
NEW ZEALAND - 0.75%
            770   Government of New Zealand                                   04/15/13             6.500           561,850
          2,910   Government of New Zealand                                   02/15/16             4.500         2,694,792
                                                                                                                 3,256,642
--------------------------------------------------------------------------------------------------------------------------
NORWAY - 0.98%
         24,400   Government of Norway                                        05/15/15             5.000         4,210,730
--------------------------------------------------------------------------------------------------------------------------
PERU - 0.18%
USD         300   Republic of Peru                                            05/03/16             8.375           325,500
USD         500   Republic of Peru                                            03/07/17             4.500+          463,750
                                                                                                                   789,250
--------------------------------------------------------------------------------------------------------------------------
PHILIPPINES - 0.14%
USD         600   Republic of Philippines                                     02/15/11             8.375           615,750
--------------------------------------------------------------------------------------------------------------------------
RUSSIA - 0.20%
USD         900   Russian Federation                                          05/14/08             3.000           839,520
--------------------------------------------------------------------------------------------------------------------------
SOUTH KOREA - 0.64%
        700,000   Republic of South Korea                                     04/10/07             7.170           726,385
      2,000,000   Republic of South Korea                                     07/10/07             6.150         2,042,214
                                                                                                                 2,768,599
--------------------------------------------------------------------------------------------------------------------------
SPAIN - 0.80%
          2,627   Kingdom of Spain                                            07/30/05             4.950         3,470,244
--------------------------------------------------------------------------------------------------------------------------
SWEDEN - 7.58%
         28,800   Kingdom of Sweden                                           08/15/07             8.000         4,667,095
         71,620   Kingdom of Sweden                                           12/01/09             4.000        10,664,093
         55,400   Kingdom of Sweden                                           03/15/11             5.250         8,774,683
         47,700   Kingdom of Sweden                                           10/08/12             5.500         7,731,242
            650   Nordbanken AB                                               12/13/10             6.000+          871,857
                                                                                                                32,708,970
--------------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM - 6.52%
            550   Barclays Bank PLC                                           03/08/11             5.750           807,163
            900   BAT International Finance PLC                               02/25/09             4.875         1,238,942
USD       1,460   HBOS PLC (1)                                                11/01/13             5.375+        1,512,623
            250   Hilton Group Finance PLC                                    07/17/09             6.500           367,724
            600   HSBC Bank PLC                                               03/18/16             4.250           813,698
            310   Imperial Tobacco Finance                                    06/06/07             6.250           434,688

PRINCIPAL
  AMOUNT                                                                      MATURITY          INTEREST
  (000)*                                                                        DATES             RATES         VALUE
--------------------------------------------------------------------------------------------------------------------------
LONG-TERM GLOBAL DEBT SECURITIES - (CONTINUED)
UNITED KINGDOM - (CONCLUDED)
            650   Kingfisher PLC Euro MTN                                     10/21/10             4.500%  $       889,120
            900   MMO2 PLC                                                    01/25/07             6.375         1,254,088
USD         370   Pearson Dollar Finance PLC (1)                              06/01/09             4.700           375,826
            180   RBS Capital Trust I                                         06/30/12             6.467+          274,504
          1,100   Rolls-Royce Group PLC Euro MTN                              03/16/11             4.500         1,501,449
          1,100   Royal Bank of Scotland PLC                                  09/22/21             4.625+        1,513,915
            105   United Kingdom Treasury Bonds                               12/07/09             5.750           208,259
          7,100   United Kingdom Treasury Bonds                               09/07/14             5.000        13,798,395
          1,590   United Kingdom Treasury Bonds                               12/07/38             4.750         3,144,508
                                                                                                                28,134,902
--------------------------------------------------------------------------------------------------------------------------
UNITED STATES - 30.10%
          3,500   American Express Credit Account, Series 2001-1,
                    Class A                                                   09/15/08             2.620+        3,504,934
          1,800   American Honda Finance Corp. (1)                            05/26/09             4.500         1,824,422
EUR         800   Bank of America Corp.                                       05/06/19             4.750+        1,113,709
            649   Bank of America Mortgage Securities,
                    Series 2003-10, Class 1A6                                 01/25/34             2.980+          649,701
          2,000   Bank One Issuance Trust, Series 2002-A2,
                    Class A2                                                  01/15/08             4.160         2,007,383
            130   Boston Scientific Corp.                                     06/15/14             5.450           135,808
          4,000   Capital Auto Receivables Asset Trust,
                    Series 2003-2, Class A-4B                                 01/15/09             2.540+        4,003,376
          1,826   Citifinancial Mortgage Securities, Inc.
                    Series 2003-4, Class AV1                                  10/25/33             2.718+        1,828,743
          1,790   Core Investment Grade Trust                                 11/30/07             4.727         1,822,417
            878   Countrywide Alternative Loan Trust
                    Series 2004-18CB, Class 2A5                               09/25/34             2.980+          879,233
            199   Credit Suisse First Boston Mortgage
                    Securities Corp. Series 2003-1, Class 2A4                 01/25/33             3.130+          199,778
            620   CVS Corp. (1)                                               01/11/27             5.298           626,944
          1,300   Dominion Resources, Inc.                                    07/15/05             7.625         1,326,281
            320   Dominion Resources, Inc.                                    01/15/16             5.200           321,743
            888   Federal Home Loan Mortgage Corp. Certificates               08/01/18             5.000           903,198
            154   Federal Home Loan Mortgage Corp. Certificates               04/01/32             7.000           163,001
          1,000   Federal Home Loan Mortgage Corp. Certificates               05/01/33             5.000         1,001,878
            626   Federal Home Loan Mortgage Corp. Certificates               05/01/33             6.000           646,728
            904   Federal Home Loan Mortgage Corp. Certificates               08/01/33             5.500           922,469
             26   Federal Home Loan Mortgage Corp. Certificates               09/01/33             6.500            27,731
            411   Federal Home Loan Mortgage Corp. Certificates               10/01/33             6.000           424,456
             39   Federal Home Loan Mortgage Corp. Certificates               11/01/33             6.500            40,348
            135   Federal Home Loan Mortgage Corp. Certificates,
                    Series 1630, Class FC                                     10/15/22             3.000+          135,497
            685   Federal Home Loan Mortgage Corp. Certificates,
                    Series 1633, Class PL                                     03/15/23             6.500           695,686
             32   Federal Home Loan Mortgage Corp. Certificates,
                    Series 1686, Class FA                                     02/15/24             3.400+           31,960
            371   Federal Home Loan Mortgage Corp. Certificates,
                    Series 2157, Class F                                      05/15/29             2.830+          372,610
            277   Federal Home Loan Mortgage Corp. Certificates,
                    Series 2326, Class FC                                     06/15/29             2.980+          278,952
             93   Federal Home Loan Mortgage Corp. Certificates,
                    Series 2334, Class FA                                     07/15/31             2.980+           93,805
            533   Federal Home Loan Mortgage Corp. Certificates,
                    Series 2372, Class F                                      10/15/31             2.980+          535,347
            848   Federal Home Loan Mortgage Corp. Certificates,
                    Series 2385, Class FB                                     05/15/29             3.080+          856,371
          1,293   Federal Home Loan Mortgage Corp. Certificates,
                    Series 2388, Class FB                                     01/15/29             3.080+        1,306,475
            742   Federal Home Loan Mortgage Corp. Certificates,
                    Series 2389, Class EH                                     05/15/30             6.000           753,364

PRINCIPAL
  AMOUNT                                                                      MATURITY          INTEREST
  (000)*                                                                        DATES             RATES         VALUE
--------------------------------------------------------------------------------------------------------------------------
LONG-TERM GLOBAL DEBT SECURITIES - (CONTINUED)
UNITED STATES - (CONTINUED)
            394   Federal Home Loan Mortgage Corp. Certificates,
                    Series 2394, Class FX                                     12/15/31             3.190%+ $       397,436
            110   Federal Home Loan Mortgage Corp. Certificates,
                    Series 2396, Class FM                                     12/15/31             2.930+          111,026
          3,609   Federal Home Loan Mortgage Corp. Certificates,
                    Series 2562, Class PC                                     02/15/13             4.500         3,629,643
            661   Federal Home Loan Mortgage Corp. Certificates,
                    Series 2589, Class F                                      03/17/33             2.680+          661,177
            379   Federal Home Loan Mortgage Corp. Certificates,
                    Series 2603, Class F                                      04/15/33             2.780+          379,888
             40   Federal National Mortgage Association
                    Certificates                                              10/01/28             6.500            42,402
            159   Federal National Mortgage Association
                    Certificates                                              02/01/31             7.500           170,276
            181   Federal National Mortgage Association
                    Certificates                                              06/01/33             4.500           176,521
          2,455   Federal National Mortgage Association
                    Certificates                                              09/01/33             6.000         2,534,838
            279   Federal National Mortgage Association
                    Certificates                                              10/01/33             4.500           273,007
             86   Federal National Mortgage Association
                    Certificates                                              11/01/33             6.500            89,783
            937   Federal National Mortgage Association
                    Certificates                                              12/01/33             5.500           955,558
          9,905   Federal National Mortgage Association
                    Certificates                                              03/01/34             5.000         9,906,426
          2,000   Federal National Mortgage Association
                    Certificates TBA                                               TBA             4.500         1,996,250
         10,000   Federal National Mortgage Association
                    Certificates TBA                                               TBA             5.000         9,975,000
          5,000   Federal National Mortgage Association
                    Certificates TBA                                               TBA             5.500         5,090,625
          2,000   Federal National Mortgage Association
                    Certificates TBA                                               TBA             6.000         2,065,000
          2,000   Federal National Mortgage Association
                    Certificates TBA                                               TBA             6.500         2,092,500
            689   Federal National Mortgage Association REMIC,
                    Trust Series 1994-61, Class FG                            04/25/24             4.031+          710,279
            184   Federal National Mortgage Association REMIC,
                    Trust Series 1997-68, Class FC                            05/18/27             2.938+          185,317
            874   Federal National Mortgage Association REMIC,
                    Trust Series 2001-46, Class F                             09/18/31             2.810+          878,721
            271   Federal National Mortgage Association REMIC,
                    Trust Series 2001-61, Class FM                            10/18/16             2.660+          272,322
            160   Federal National Mortgage Association REMIC,
                    Trust Series 2002-60, Class FH                            08/25/32             3.418+          162,481
            127   Federal National Mortgage Association REMIC,
                    Trust Series 2002-66, Class FG                            09/25/32             3.418+          130,109
            877   Federal National Mortgage Association REMIC,
                    Trust Series 2003-16, Class NF                            03/25/18             2.868+          883,461
          1,455   Federal National Mortgage Association REMIC,
                    Trust Series 2003-67, Class TF                            08/25/17             2.818+        1,464,781
            822   Federal National Mortgage Association REMIC,
                    Trust Series G93-27, Class FC                             08/25/23             3.338+          834,625
            347   First Horizon Mortgage Trust, Series 2004-FL1,
                    Class 3A1                                                 02/25/35             3.320+          347,094
            190   Ford Motor Co.                                              02/01/29             6.375           170,233
            150   Ford Motor Credit Co.                                       03/15/05             7.750           150,833
            390   General Motors Acceptance Corp.                             05/16/05             5.250           392,620
            300   Goldman Sachs Group, Inc.                                   02/15/34             6.345           321,336
            103   Government National Mortgage Association
                    Certificates                                              06/15/31             7.500           110,418
             65   Government National Mortgage Association
                    Certificates                                              07/15/31             7.500            70,005
            254   Government National Mortgage Association
                    Certificates                                              09/15/31             7.000           269,692
            328   Government National Mortgage Association
                    Certificates                                              10/15/31             7.000           347,811
          1,194   Government National Mortgage Association
                    Certificates                                              08/15/32             6.500         1,258,184
            259   Government National Mortgage Association
                    Certificates                                              11/15/33             6.000           269,477
            385   Government National Mortgage Association REMIC,
                    Series 1997-7, Class FA                                   03/16/29             2.707+          385,436
            533   Government National Mortgage Association REMIC,
                    Series 2000-16, Class FH                                  04/16/19             2.857+          533,704
            205   Government National Mortgage Association REMIC,
                    Series 2000-30, Class F                                   12/16/22             2.957+          206,400
            930   HSBC Finance Corp.                                          11/16/09             4.125           923,819
EUR       1,800   JP Morgan Chase & Co.                                       12/03/08             3.875         2,418,081

PRINCIPAL
  AMOUNT                                                                      MATURITY          INTEREST
  (000)*                                                                        DATES             RATES         VALUE
--------------------------------------------------------------------------------------------------------------------------
LONG-TERM GLOBAL DEBT SECURITIES - (CONCLUDED)
UNITED STATES - (CONCLUDED)
            560   JP Morgan Chase & Co.                                       09/15/14             5.125%  $       570,474
EUR       1,000   Lehman Brothers Holdings                                    01/16/14             4.750         1,379,351
          1,622   Long Beach Mortgage Loan Trust Series 2004-1,
                    Class A3                                                  02/25/34             2.830+        1,625,289
          4,060   Morgan Stanley & Co.                                        01/15/10             4.000         4,004,922
            360   Morgan Stanley & Co.                                        04/01/14             4.750           354,385
            433   Nisource Finance Corp.                                      11/15/10             7.875           507,854
            676   Novastar Home Equity Loan Series 2003-1,
                    Class A1                                                  05/25/33             2.910+          678,153
            570   Option One Trust                                            02/25/32             2.820+          570,578
          1,940   Rabobank Capital Funding Trust III (1)                      12/13/16             5.254+        1,943,350
            250   RBS Capital Trust I                                         07/01/13             4.709+          245,481
            282   Residential Accredit Loans, Inc.,
                    Series 2003-QS5, Class A1                                 03/25/18             2.980+          283,329
          1,614   Residential Asset Securities Corp.
                    Series 2003-KS6, Class A2                                 08/25/33             2.830+        1,615,670
            864   Residential Asset Securities Corp.
                    Series 2003-KS7, Class AIIB                               09/25/33             2.850+          866,382
          1,723   Residential Asset Securities Corp.
                    Series 2003-KS8, Class A2B3                               10/25/33             2.840+        1,726,173
          2,486   Residential Asset Securities Corp.
                    Series 2003-RS4, Class AIIB                               05/25/33             2.860+        2,491,915
            333   Residential Asset Securities Corp.
                    Series 2003-RS10, Class AI1                               09/25/22             2.720+          332,685
          4,000   Residential Asset Securities Corp.
                    Series 2004-KS6, Class A2B2                               12/25/33             2.790+        4,000,400
          2,283   Residential Asset Securities Corp.
                    Series 2004-RS4, Class A2B1                               04/25/34             2.790+        2,284,811
          1,165   SMHL Global Fund, Series 6, Class A                         11/09/35             1.870+        1,163,939
            670   Southern Power Co.                                          07/15/15             4.875           663,015
            400   U.S. Treasury Bonds                                         06/15/09             4.000           405,953
          9,920   U.S. Treasury Bonds                                         08/15/14             4.250         9,994,013
              5   U.S. Treasury Bonds                                         05/15/30             6.250             6,176
          3,891   U.S. Treasury Inflation Index Bonds (3)                     01/15/25             2.375         4,186,080
          1,280   U.S. Treasury Notes (2)                                     02/15/08             3.000         1,264,000
            180   U.S. Treasury Stripped Principal Payment Bonds #            02/15/19             8.875@           94,278
          3,000   Wells Fargo & Co.                                           03/23/07             2.590+        3,000,711
                                                                                                               129,938,310
Total Long-Term Global Debt Securities (cost - $349,102,114)                                                   376,385,304
--------------------------------------------------------------------------------------------------------------------------

NUMBER OF
WARRANTS
 (000)
--------------------------------------------------------------------------------------------------------------------------
WARRANTS - 0.00%
VENEZUELA - 0.00%
              4   Republic of Venezuela, strike @ $0, expires 04/15/20++++** (cost - $0)                                 0

PRINCIPAL
  AMOUNT
  (000)*
--------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER@ - 4.38%
BANKING-U.S. - 4.38%
         15,000   Anz Delaware, Inc.                                          04/20/05             2.580        14,916,150
          4,000   CBA (Delaware) Finance, Inc.                                02/17/05             2.260         3,995,982
Total Commercial Paper (cost - $18,912,132)                                                                     18,912,132
--------------------------------------------------------------------------------------------------------------------------

PRINCIPAL
  AMOUNT                                                                      MATURITY          INTEREST
  (000)*                                                                        DATES             RATES         VALUE
--------------------------------------------------------------------------------------------------------------------------
SHORT-TERM GLOBAL DEBT SECURITIES - 0.58%
FRANCE - 0.58%
USD       2,500   Societe Generale N.A., Inc. (cost - $2,500,000)             02/01/05             2.250%  $     2,500,000
SHORT-TERM U.S. GOVERNMENT AND AGENCY OBLIGATIONS@ - 5.26%
          8,000   Federal Home Loan Bank                                      03/30/05             2.440         7,968,966
          5,000   Federal Home Loan Mortgage Corp.                            04/19/05             2.250         4,972,729
          9,000   Federal National Mortgage Association           02/07/05 to 02/23/05    2.145 to 2.270         8,992,865
            800   U. S. Treasury Bills++                                      06/09/05             2.396           793,185
Total Short-Term U.S. Government and Agency Obligations
  (cost - $22,727,745)                                                                                          22,727,745
--------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT - 5.27%
         22,730   Repurchase Agreement dated 01/31/05 with State
                    Street Bank & Trust Co., collateralized by
                    $1,532,382 U.S. Treasury Bonds, 12.000%
                    due 08/15/13 and $22,588,098 U.S. Treasury
                    Notes, 1.625% to 5.750% due 03/31/05 to
                    04/30/06; (value - $24,723,397); proceeds;
                    $22,731,440 (cost - $22,730,000)                          02/01/05             2.280        22,730,000
--------------------------------------------------------------------------------------------------------------------------

NUMBER OF
 SHARES
 (000)
--------------------------------------------------------------------------------------------------------------------------
INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LOANED - 0.14%
MONEY MARKET FUNDS^ - 0.14%
            505   Barclays Prime Money Market Fund                                                 2.363           505,203
            107   UBS Private Money Market Fund LLC***                                             2.287           107,482
Total Money Market Funds (cost - $612,685)                                                                         612,685
Total Investments (cost - $416,584,676) - 102.83%                                                              443,867,866
Liabilities in excess of other assets - (2.83)%                                                                (12,215,386)
Net Assets - 100.00%                                                                                       $   431,652,480
--------------------------------------------------------------------------------------------------------------------------

Note: The Portfolio of Investments is listed by the issuer's country of origin.

*      In local currency unless otherwise indicated.
** Security is being fair valued by a valuation committee under the direction of the board of trustees.
+ Floating rate securities. The interest rates shown are the current rates as of January 31, 2005.
^      Interest rates shown reflect yield at January 31, 2005.
++     Entire or partial amount pledged as collateral for futures transactions.
++++   Illiquid security representing 0.00% of net assets as of January 31,
       2005.
@      Annualized yield at date of purchase.
# Principal Only Security. This security entitles the holder to receive principal payments from an underlying pool of assets. High prepayments return principal faster than expected and cause the yield to increase. Low prepayments return principal more slowly than expected and cause the yield to decrease.
(1) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 1.58% of net assets as of January 31, 2005, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(2)    Security, or portion thereof, was on loan at January 31, 2005.
(3) Principal amount for accrual purposes is adjusted based on changes in the Consumer Price Index.
MTN    Medium Term Note.
REMIC  Real Estate Mortgage Investment Conduit
TBA (To Be Assigned) Security is purchased on a forward commitment basis with an approximate principal amount (generally +/- 1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.
EUR    Euro Dollars
USD    U.S. Dollars
GBP    Great Britain Pounds
JPY    Japanese Yen

***    Affiliated issuer. See table below for more information.

                                                                              INCOME
                                PURCHASES         SALES                    EARNED FROM
                                DURING THE      DURING THE                 AFFILIATE FOR
                                SIX MONTHS      SIX MONTHS                 THE SIX MONTHS
  SECURITY       VALUE AT         ENDED            ENDED        VALUE AT       ENDED
 DESCRIPTION     07/31/04        01/31/05        01/31/05       01/31/05      01/31/05
-----------------------------------------------------------------------------------------
 UBS Private
Money Market
  Fund LLC    $    3,600,185  $   13,546,869  $   17,039,572  $   107,482  $        3,742
-----------------------------------------------------------------------------------------

                                                                                                                 UNREALIZED
NUMBER OF                                                                         IN           EXPIRATION       APPRECIATION
CONTRACTS    CURRENCY                CONTRACTS TO RECEIVE                     EXCHANGE FOR        DATES        (DEPRECIATION)
-----------------------------------------------------------------------------------------------------------------------------
FUTURES CONTRACTS
         2     JPY      Japan Bond 10 Year Futures                          $     2,701,802    March 2005     $         3,054
        81     USD      U.S. Treasury Note 5 Year Futures                         8,855,808    March 2005               6,558
       239     USD      U.S. Treasury Note 10 Year Futures                       26,727,141    March 2005            (104,343)
                                                                                                                      (94,731)
-----------------------------------------------------------------------------------------------------------------------------

                                     CONTRACTS TO DELIVER
-----------------------------------------------------------------------------------------------------------------------------
        35     EUR      Euro Bond 2 Year Futures                                  4,853,199    March 2005              (6,079)
       186     EUR      Euro Bond 5 Year Futures                                 27,508,922    March 2005               7,895
       175     EUR      Euro Bond 10 Year Futures                                27,275,006    March 2005              83,572
       110     USD      U.S. Treasury Bond 20 Year Futures                       12,405,232    March 2005             227,580
                                                                                                                      312,968
                                                                                                              $       218,237
-----------------------------------------------------------------------------------------------------------------------------

CURRENCY TYPE ABBREVIATIONS:

EUR    Euro Dollars
JPY    Japanese Yen
USD    U.S. Dollars

FORWARD FOREIGN CURRENCY CONTRACTS

                                                                                                                     UNREALIZED
                                                 CONTRACTS TO                  IN                                   APPRECIATION
                                                   DELIVER                EXCHANGE FOR            MATURITY DATES   (DEPRECIATION)
                                               ----------------------------------------------------------------------------------
Australian Dollar                                        448,370     USD                342,068     02/23/05      $        (5,296)
Australian Dollar                                      2,197,452     USD              1,676,232     02/23/05              (26,190)
Australian Dollar                                        189,164     USD                144,231     02/23/05               (2,319)
Australian Dollar                                     16,854,672     EUR             10,015,850     03/02/05               14,362
Australian Dollar                                      5,938,667     USD              4,499,728     03/02/05              (98,049)
Australian Dollar                                      5,896,696     USD              4,603,433     03/02/05               38,150
Canadian Dollar                                          653,808     USD                530,000     02/23/05                1,651
Canadian Dollar                                          922,275     USD                750,000     02/23/05                4,699
Canadian Dollar                                        5,619,040     USD              4,570,000     02/23/05               29,193
Canadian Dollar                                          750,051     USD                610,000     02/23/05                3,876
Canadian Dollar                                       84,503,339     EUR             53,852,874     03/02/05            1,014,023
Canadian Dollar                                        1,592,512     USD              1,280,000     05/18/05               (7,607)
Canadian Dollar                                        1,547,650     USD              1,250,000     05/18/05               (1,334)
Canadian Dollar                                          123,850     USD                100,000     05/18/05                 (137)
Canadian Dollar                                        1,120,824     USD                900,000     05/18/05               (6,229)
Canadian Dollar                                          447,693     USD                360,000     05/18/05               (1,977)
Danish Krone                                          88,797,150     USD             15,721,875     03/02/05              140,603
Euro Dollar                                            4,210,976     GBP              2,960,000     02/23/05               35,743
Euro Dollar                                              313,757     GBP                220,000     02/23/05                2,148
Euro Dollar                                            2,193,867     GBP              1,540,000     02/23/05               16,624
Euro Dollar                                            8,471,291     GBP              5,900,000     02/23/05               20,463
Euro Dollar                                            1,025,524     GBP                720,000     02/23/05                7,889
Euro Dollar                                            1,260,000     ISK            105,596,400     02/23/05               27,901
Euro Dollar                                            2,200,000     JPY            303,426,200     02/23/05               29,970
Euro Dollar                                            3,300,000     JPY            448,645,560     02/23/05               13,578
Euro Dollar                                            9,200,000     JPY          1,247,699,600     02/23/05               23,022
Euro Dollar                                            7,160,000     JPY            969,301,200     02/23/05                9,536
Euro Dollar                                            3,620,000     JPY            493,365,740     02/23/05               20,766
Euro Dollar                                            1,960,000     JPY            268,772,840     02/23/05               19,200
Euro Dollar                                            2,000,000     SEK             17,951,766     02/23/05              (19,068)
Euro Dollar                                              800,000     SEK              7,185,779     02/23/05               (7,263)
Euro Dollar                                            7,320,000     SEK             65,675,333     02/23/05              (71,803)
Euro Dollar                                            6,600,000     SEK             59,285,026     02/23/05              (59,755)
Euro Dollar                                            3,110,000     USD              4,138,150     02/23/05               77,872
Euro Dollar                                            3,290,000     USD              4,365,644     02/23/05               70,365
Euro Dollar                                           13,942,232     USD             18,243,748     02/23/05               54,440
Euro Dollar                                           22,121,082     USD             28,920,491     02/23/05               40,182
Euro Dollar                                            5,891,102     USD              7,692,669     02/23/05                1,505
Euro Dollar                                            1,138,730     USD              1,462,317     02/23/05              (24,359)
Euro Dollar                                            2,749,575     USD              3,517,188     02/23/05              (72,536)
Euro Dollar                                           16,094,390     CAD             25,352,688     03/02/05             (263,393)
Euro Dollar                                           10,887,605     DKK             80,890,548     03/02/05              (11,073)
Euro Dollar                                            9,628,598     DKK             71,594,885     03/02/05               (4,682)
Euro Dollar                                            6,739,217     DKK             50,069,015     03/02/05               (6,913)
Euro Dollar                                           34,655,632     GBP             24,411,774     03/02/05              328,044

                                                                                                                     UNREALIZED
                                                 CONTRACTS TO                  IN                                   APPRECIATION
                                                   DELIVER                EXCHANGE FOR            MATURITY DATES   (DEPRECIATION)
                                               ----------------------------------------------------------------------------------
Euro Dollar                                           15,888,726     JPY          2,158,149,762     03/02/05      $        61,182
Euro Dollar                                            9,587,246     SEK             86,726,224     03/02/05              (43,150)
Euro Dollar                                           21,061,437     USD             27,714,744     03/02/05              214,637
Euro Dollar                                              478,472     USD                636,368     03/02/05               11,623
Euro Dollar                                            1,915,928     GBP              1,340,000     05/18/05                2,085
Euro Dollar                                              114,392     GBP                 80,000     05/18/05                  119
Euro Dollar                                              140,000     JPY             18,769,660     05/18/05                 (236)
Euro Dollar                                            5,240,000     JPY            700,227,820     05/18/05              (19,982)
Euro Dollar                                            2,210,000     USD              2,878,501     05/18/05              (11,508)
Euro Dollar                                            1,330,000     USD              1,730,968     05/18/05               (8,268)
Euro Dollar                                            2,540,000     USD              3,309,687     05/18/05              (11,862)
Euro Dollar                                            1,010,000     USD              1,315,112     05/18/05               (5,661)
Euro Dollar                                            1,379,310     HUF            360,000,000     12/06/05                9,054
Euro Dollar                                            1,048,553     PLN              4,600,000     12/06/05               31,129
Euro Dollar                                            2,013,592     SKK             80,000,000     12/06/05               48,557
Great Britain Pounds                                   2,340,000     EUR              3,336,898     02/23/05              (23,065)
Great Britain Pounds                                     314,126     EUR                447,600     02/23/05               (3,325)
Great Britain Pounds                                   3,023,816     EUR              4,299,856     02/23/05              (37,757)
Great Britain Pounds                                   1,090,000     USD              2,105,073     02/23/05               54,272
Great Britain Pounds                                   9,093,630     USD             16,817,531     02/23/05             (291,855)
Great Britain Pounds                                   1,570,000     USD              3,035,124     02/23/05               81,217
Great Britain Pounds                                   6,170,380     USD             11,820,167     02/23/05              210,786
Great Britain Pounds                                   6,661,048     AUD             16,520,265     03/02/05              132,040
Great Britain Pounds                                  11,355,520     USD             21,234,823     03/02/05             (119,195)
Great Britain Pounds                                   1,682,396     USD              3,139,351     05/18/05              (11,528)
Iceland Krona                                         61,677,102     USD                971,216     02/23/05              (22,194)
Japanese Yen                                         443,471,280     EUR              3,280,000     02/23/05               (1,971)
Japanese Yen                                         502,888,200     EUR              3,720,000     02/23/05               (1,499)
Japanese Yen                                         243,446,400     EUR              1,800,000     02/23/05               (1,273)
Japanese Yen                                         571,629,660     USD              5,580,000     02/23/05               56,051
Japanese Yen                                       1,007,327,967     USD              9,700,000     02/23/05              (34,324)
Japanese Yen                                       1,455,363,351     USD             14,008,820     02/23/05              (55,099)
Japanese Yen                                         802,834,340     USD              7,760,000     02/23/05                1,802
Japanese Yen                                         249,593,700     USD              2,440,000     02/23/05               28,049
Japanese Yen                                         216,413,840     USD              2,120,000     02/23/05               28,683
Japanese Yen                                         859,128,880     AUD             10,739,111     03/02/05                3,455
Japanese Yen                                         897,886,976     CAD             10,380,196     03/02/05             (146,919)
Japanese Yen                                       2,093,416,960     EUR             15,440,000     03/02/05              (41,165)
Japanese Yen                                       5,384,624,890     EUR             40,024,223     03/02/05               96,445
Japanese Yen                                         127,708,800     EUR                960,000     05/18/05                6,469
Japanese Yen                                         202,158,480     EUR              1,520,000     05/18/05               10,471
Japanese Yen                                          21,296,960     EUR                160,000     05/18/05                1,019
New Zealand Dollar                                     4,450,596     USD              3,002,840     02/23/05             (156,401)
Norwegian Krone                                       12,933,917     GBP              1,080,528     03/02/05               (2,268)
Polish Zloty                                           4,890,146     USD              1,568,863     02/23/05                 (444)

                                                                                                                     UNREALIZED
                                                 CONTRACTS TO                  IN                                   APPRECIATION
                                                   DELIVER                EXCHANGE FOR            MATURITY DATES   (DEPRECIATION)
                                               ----------------------------------------------------------------------------------
Swedish Krona                                          2,883,490     EUR                320,000     02/23/05      $         2,248
Swedish Krona                                         14,978,871     EUR              1,660,000     02/23/05               10,171
Swedish Krona                                         78,112,705     EUR              8,720,000     02/23/05               94,385
Swedish Krona                                         35,115,495     USD              5,026,912     02/23/05               (6,094)
Swedish Krona                                        127,305,661     EUR             14,270,335     03/02/05              192,077
Swedish Krona                                         74,573,289     USD             10,982,811     03/02/05              293,032
Swedish Krona                                            181,090     EUR                 20,000     05/18/05                   74
Swedish Krona                                         52,163,136     EUR              5,760,000     05/18/05               20,702
Swiss Franc                                               30,576     EUR                 20,000     02/23/05                  160
Swiss Franc                                            7,205,859     EUR              4,720,000     02/23/05               42,156
Swiss Franc                                               61,058     EUR                 40,000     02/23/05                  361
Swiss Franc                                            5,720,087     EUR              3,740,000     02/23/05               29,034
Swiss Franc                                            2,299,488     USD              1,920,000     02/23/05              (19,545)
Swiss Franc                                              634,876     USD                530,000     02/23/05               (5,498)
United States Dollar                                   1,310,000     AUD              1,734,801     02/23/05               33,995
United States Dollar                                     873,412     AUD              1,184,023     02/23/05               43,881
United States Dollar                                   2,130,000     CAD              2,545,265     02/23/05              (73,144)
United States Dollar                                     550,000     CAD                659,904     02/23/05              (16,725)
United States Dollar                                   1,250,000     CAD              1,501,413     02/23/05              (36,692)
United States Dollar                                   6,726,783     CAD              8,225,682     02/23/05              (79,520)
United States Dollar                                   1,190,000     CHF              1,445,588     02/23/05               29,307
United States Dollar                                   2,950,000     CHF              3,460,948     02/23/05              (30,801)
United States Dollar                                     940,000     CHF              1,141,348     02/23/05               22,691
United States Dollar                                   2,900,000     CHF              3,418,750     02/23/05              (16,394)
United States Dollar                                   1,937,370     EUR              1,500,000     02/23/05               20,964
United States Dollar                                   7,297,449     EUR              5,500,000     02/23/05             (116,892)
United States Dollar                                   7,577,171     EUR              5,790,000     02/23/05              (18,002)
United States Dollar                                  16,147,529     EUR             12,212,885     02/23/05             (202,926)
United States Dollar                                   4,840,380     EUR              3,700,000     02/23/05               (9,823)
United States Dollar                                  47,538,057     EUR             36,598,185     02/23/05              242,919
United States Dollar                                     657,730     EUR                495,779     02/23/05              (10,463)
United States Dollar                                   1,372,824     GBP                720,000     02/23/05              (18,166)
United States Dollar                                   1,442,469     GBP                755,819     02/23/05              (20,418)
United States Dollar                                  22,332,531     GBP             12,010,274     02/23/05              264,431
United States Dollar                                     190,720     GBP                100,000     02/23/05               (2,573)
United States Dollar                                   2,079,527     GBP              1,090,000     02/23/05              (28,726)
United States Dollar                                   6,160,000     JPY            646,777,920     02/23/05               90,145
United States Dollar                                     840,000     JPY             88,793,880     02/23/05               18,061
United States Dollar                                   9,820,000     JPY          1,018,823,010     02/23/05               25,406
United States Dollar                                   6,130,000     JPY            632,240,030     02/23/05              (20,342)
United States Dollar                                   7,698,278     JPY            818,024,991     02/23/05              206,715
United States Dollar                                   5,550,000     JPY            582,181,715     02/23/05               75,919
United States Dollar                                  30,309,038     JPY          3,181,238,767     02/23/05              432,895
United States Dollar                                   2,437,995     KRW          2,548,679,645     02/23/05               41,177
United States Dollar                                     197,428     NZD                280,000     02/23/05                1,329

                                                                                                                     UNREALIZED
                                                 CONTRACTS TO                  IN                                   APPRECIATION
                                                   DELIVER                EXCHANGE FOR            MATURITY DATES   (DEPRECIATION)
                                               ----------------------------------------------------------------------------------
United States Dollar                                   1,044,209     PLN              3,600,746     02/23/05      $       111,314
United States Dollar                                     420,000     PLN              1,289,400     02/23/05               (6,216)
United States Dollar                                   1,135,080     SEK              8,054,076     02/23/05               19,288
United States Dollar                                   4,242,182     CAD              5,095,030     03/02/05             (124,828)
United States Dollar                                  15,996,822     CAD             18,900,085     03/02/05             (723,442)
United States Dollar                                  15,040,000     EUR             11,237,718     03/02/05             (366,810)
United States Dollar                                  39,935,004     JPY          4,083,068,778     03/02/05             (453,416)
United States Dollar                                     190,000     AUD                249,717     05/18/05                2,263
United States Dollar                                     610,000     AUD                801,682     05/18/05                7,233
United States Dollar                                      40,000     AUD                 52,560     05/18/05                  467
United States Dollar                                   1,001,585     EUR                770,000     05/18/05                5,341
United States Dollar                                   4,791,507     EUR              3,680,000     05/18/05               20,815
United States Dollar                                  12,999,852     EUR              9,962,336     05/18/05               27,857
United States Dollar                                   1,296,583     EUR                993,594     05/18/05                2,736
United States Dollar                                   3,120,024     EUR              2,400,000     05/18/05               18,447
United States Dollar                                     730,000     JPY             74,328,600     05/18/05               (6,873)
United States Dollar                                   8,846,186     JPY            896,080,278     05/18/05             (128,417)
United States Dollar                                   5,807,229     JPY            595,647,277     05/18/05              (12,307)
United States Dollar                                     870,000     JPY             88,535,550     05/18/05               (8,657)
United States Dollar                                   1,556,083     PLN              4,890,146     05/18/05                   20
United States Dollar                                   5,036,285     SEK             35,115,495     05/18/05                6,502
United States Dollar                                     960,000     SGD              1,560,787     05/18/05               (3,735)
United States Dollar                                   1,550,000     SGD              2,519,200     05/18/05               (6,534)
United States Dollar                                      40,000     SGD                 65,019     05/18/05                 (164)
United States Dollar                                     760,000     ZAR              4,571,780     05/18/05               (2,540)
United States Dollar                                   1,436,782     KRW          1,500,000,000     06/07/05               20,661
                                                                                                                  $     1,294,514
---------------------------------------------------------------------------------------------------------------------------------

CURRENCY TYPE ABBREVIATIONS:

AUD    Australian Dollars
CAD    Canadian Dollars
CHF    Swiss Francs
DKK    Danish Krone
EUR    Euro Dollars
GBP    Great Britain Pounds
HUF    Hungarian Forints
ISK    Iceland Krona
JPY    Japanese Yen
KRW    South Korean Won
NZD    New Zealand Dollars
PLN    Polish Zloties
SEK    Swedish Krona
SGD    Singapore Dollar
SKK    Slovakian Koruna
USD    U.S. Dollars
ZAR    South African Rand

INVESTMENTS BY TYPE OF ISSUER

                                                      PERCENTAGE OF PORTFOLIO ASSETS
                                                    ---------------------------------
                                                       LONG-TERM         SHORT-TERM
-------------------------------------------------------------------------------------
Government and other public issuers                           60.79%             5.12%
Repurchase agreement                                             --              5.12
Banks and other financial institutions                        20.74              4.82
Industrials                                                    3.27                --
Money market funds                                               --              0.14
                                                              84.80%            15.20%
-------------------------------------------------------------------------------------

                 See accompanying notes to financial statements

UBS PACE SELECT ADVISORS TRUST

UBS PACE LARGE CO VALUE EQUITY INVESTMENTS
PORTFOLIO OF INVESTMENTS - JANUARY 31, 2005 (UNAUDITED)

COMMON STOCKS - 97.82%

                                                              NUMBER OF
SECURITY DESCRIPTION                                            SHARES         VALUE
-----------------------------------------------------------------------------------------
AEROSPACE & DEFENSE - 1.89%
Boeing Co.                                                      133,100  $      6,734,860
Lockheed Martin Corp. (1)                                       130,600         7,549,986
United Technologies Corp.                                        68,699         6,916,615
                                                                               21,201,461
-----------------------------------------------------------------------------------------
AIR FREIGHT & COURIERS - 0.38%
CNF, Inc.                                                        90,400         4,240,664
-----------------------------------------------------------------------------------------
AUTO COMPONENTS - 0.33%
American Axle & Manufacturing Holdings, Inc.                    139,700         3,750,945
-----------------------------------------------------------------------------------------
AUTOMOBILES - 0.59%
Ford Motor Co. (1)                                              506,100         6,665,337
-----------------------------------------------------------------------------------------
BANKS - 10.21%
Astoria Financial Corp.                                          36,000         1,355,040
Bank of America Corp.                                           908,200        42,113,234
BB&T Corp.                                                      152,900         6,034,963
Comerica, Inc.                                                   52,900         3,060,794
Golden West Financial Corp.                                     104,400         6,746,328
KeyCorp (1)                                                     180,100         6,018,942
National City Corp. (1)                                         110,400         3,924,720
Sovereign Bancorp, Inc.                                         220,200         5,007,348
SunTrust Banks, Inc.                                             97,300         7,007,546
U.S. Bancorp                                                    289,500         8,699,475
Wachovia Corp.                                                  213,900        11,732,415
Wells Fargo & Co.                                               208,000        12,750,400
                                                                              114,451,205
-----------------------------------------------------------------------------------------
BEVERAGES - 0.72%
Pepsi Bottling Group, Inc. (1)                                  134,500         3,678,575
PepsiCo, Inc. (1)                                                82,450         4,427,565
                                                                                8,106,140
-----------------------------------------------------------------------------------------
BUILDING PRODUCTS - 0.24%
Masco Corp. (1)                                                  74,250         2,732,400
-----------------------------------------------------------------------------------------
CHEMICALS - 0.99%
E.I. du Pont de Nemours and Co.                                 141,050         6,708,338
Scotts Co., Class A*                                             48,800         3,316,448
Valspar Corp.                                                    22,800         1,117,200
                                                                               11,141,986
-----------------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES - 2.59%
Cendant Corp.                                                   660,350        15,551,242
Donnelley, R.R. & Sons Co.                                      111,800         3,739,710
Republic Services, Inc.                                         118,400         3,903,648
Waste Management, Inc.                                          201,900         5,855,100
                                                                               29,049,700
-----------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT - 2.03%
Cisco Systems, Inc.*                                            228,700  $      4,125,748
Harris Corp.                                                    113,500         7,351,395
Motorola, Inc.                                                  440,800         6,938,192
Scientific-Atlanta, Inc.                                        143,300         4,343,423
                                                                               22,758,758
-----------------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS - 2.66%
Apple Computer, Inc.*                                            70,400         5,413,760
Hewlett-Packard Co. (1)                                         327,200         6,409,848
International Business Machines Corp.                           192,950        18,025,389
                                                                               29,848,997
-----------------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS - 11.12%
American Express Co. (1)                                        131,081         6,993,171
Bear Stearns Cos., Inc.                                          68,700         6,942,822
Capital One Financial Corp. (1)                                  88,300         6,912,124
CIT Group, Inc.                                                 173,300         6,996,121
Citigroup, Inc.                                                 745,262        36,555,101
Countrywide Financial Corp.                                     181,230         6,705,510
Franklin Resources, Inc.                                         53,900         3,657,654
Freddie Mac                                                      36,800         2,402,672
Goldman Sachs Group, Inc.                                        64,950         7,004,858
J.P. Morgan Chase & Co.                                         572,970        21,388,970
Lehman Brothers Holdings, Inc. (1)                              124,200        11,325,798
Merrill Lynch & Co., Inc.                                        38,900         2,336,723
Morgan Stanley & Co.                                             20,000         1,119,200
Providian Financial Corp. (1)*                                  257,000         4,286,760
                                                                              124,627,484
-----------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES - 4.54%
ALLTEL Corp. (1)                                                127,000         6,990,080
AT&T Corp. (1)                                                  313,000         6,006,470
BellSouth Corp. (1)                                             311,400         8,171,136
CenturyTel, Inc. (1)                                            138,500         4,515,100
MCI, Inc.                                                       121,400         2,341,806
SBC Communications, Inc.                                        174,100         4,136,616
Verizon Communications, Inc.                                    527,601        18,777,320
                                                                               50,938,528
-----------------------------------------------------------------------------------------
ELECTRIC UTILITIES - 4.31%
Constellation Energy Group, Inc.                                112,000         5,600,000
Dominion Resources, Inc. (1)                                     80,500         5,585,090
DTE Energy Co.                                                   47,000         2,059,070
Entergy Corp. (1)                                               196,400        13,653,728
Exelon Corp.                                                    191,000         8,451,750
PPL Corp.                                                       108,400         5,853,600
TXU Corp.                                                       102,200         7,072,240
                                                                               48,275,478
-----------------------------------------------------------------------------------------

                                                              NUMBER OF
SECURITY DESCRIPTION                                            SHARES         VALUE
-----------------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES - 0.51%
Halliburton Co.                                                 138,550  $      5,698,562
-----------------------------------------------------------------------------------------
FOOD & DRUG RETAILING - 0.46%
SUPERVALU, INC. (1)                                             163,200         5,158,752
-----------------------------------------------------------------------------------------
FOOD PRODUCTS - 2.19%
General Mills, Inc. (1)                                         136,800         7,249,032
McDonald's Corp.                                                399,050        12,925,230
Tyson Foods, Inc., Class A (1)                                  253,500         4,352,595
                                                                               24,526,857
-----------------------------------------------------------------------------------------
GAS UTILITIES - 0.51%
Sempra Energy (1)                                               152,700         5,683,494
-----------------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES - 1.03%
Applera Corp. - Applied Biosystems Group                         54,100         1,084,705
Baxter International, Inc.                                      157,900         5,330,704
Beckman Coulter, Inc.                                            29,000         1,943,000
Dade Behring Holdings, Inc.*                                     56,400         3,223,260
                                                                               11,581,669
-----------------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES - 1.42%
CIGNA Corp. (1)                                                  67,300         5,400,825
Humana, Inc.*                                                   167,000         5,723,090
Laboratory Corp. of America Holdings (1)*                        99,200         4,746,720
                                                                               15,870,635
-----------------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE - 0.97%
Darden Restaurants, Inc.                                        137,200         4,055,632
Starwood Hotels & Resorts Worldwide, Inc. (1)                   118,000         6,831,020
                                                                               10,886,652
-----------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS - 1.13%
Colgate-Palmolive Co.                                           115,700         6,078,878
Estee Lauder Cos., Inc., Class A                                 17,500           789,950
Kimberly-Clark Corp.                                             71,900         4,710,169
Procter & Gamble Co.                                             20,400         1,085,892
                                                                               12,664,889
-----------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES - 4.84%
CP Railway Ltd.                                                  62,400         2,101,632
General Electric Co.                                            951,900        34,392,147
Siemens AG, ADR (1)                                              66,150         5,252,971
Textron, Inc.                                                    65,000         4,678,700
Tyco International Ltd.                                         217,850         7,873,099
                                                                               54,298,549
-----------------------------------------------------------------------------------------
INSURANCE - 5.39%
Allstate Corp.                                                   41,300         2,083,172
American International Group, Inc.                              102,450         6,791,410
Chubb Corp. (1)                                                 104,500         7,783,160
First American Corp.                                            126,500  $      4,677,970
MetLife, Inc.                                                   190,800         7,584,300
PMI Group, Inc.                                                 170,000         6,760,900
Prudential Financial, Inc.                                      175,500         9,461,205
SAFECO Corp. (1)                                                 95,000         4,398,500
St. Paul Cos., Inc.                                             179,122         6,724,240
W.R. Berkley Corp.                                               87,100         4,154,670
                                                                               60,419,527
-----------------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES - 0.63%
McAfee, Inc.*                                                   191,900         4,960,615
VeriSign, Inc.*                                                  82,300         2,126,632
                                                                                7,087,247
-----------------------------------------------------------------------------------------
LEISURE EQUIPMENT & PRODUCTS - 0.25%
Mattel, Inc.                                                    142,000         2,761,900
-----------------------------------------------------------------------------------------
MACHINERY - 2.85%
Deere & Co.                                                     197,150        13,688,124
Eaton Corp. (1)                                                 104,700         7,118,553
ITT Industries, Inc.                                             78,800         6,720,852
Parker-Hannifin Corp.                                            68,300         4,450,428
                                                                               31,977,957
-----------------------------------------------------------------------------------------
MARINE - 0.34%
Overseas Shipholding Group, Inc.                                 67,300         3,756,013
-----------------------------------------------------------------------------------------
MEDIA - 3.93%
Comcast Corp., Class A*                                         351,172        11,304,227
Comcast Corp., Class A-Special (1)*                             214,600         6,783,506
News Corp., Inc., Class A (1)                                   319,100         5,424,700
Time Warner, Inc.*                                              511,000         9,198,000
Viacom, Inc., Class B                                            54,500         2,035,030
Walt Disney Co. (1)                                             326,200         9,339,106
                                                                               44,084,569
-----------------------------------------------------------------------------------------
METALS & MINING - 2.29%
Alcoa, Inc.                                                     239,894         7,079,272
Freeport-McMoRan Copper & Gold, Inc., Class B                   116,100         4,273,641
Phelps Dodge Corp. (1)                                          114,000        10,978,200
United States Steel Corp. (1)                                    63,800         3,304,840
                                                                               25,635,953
-----------------------------------------------------------------------------------------
MULTI-LINE RETAIL - 1.17%
Dillard's, Inc., Class A (1)                                    102,550         2,690,912
Federated Department Stores, Inc.                               123,400         7,009,120
Sears, Roebuck & Co. (1)                                         67,400         3,386,850
                                                                               13,086,882
-----------------------------------------------------------------------------------------

                                                              NUMBER OF
SECURITY DESCRIPTION                                            SHARES         VALUE
-----------------------------------------------------------------------------------------
MULTI-UTILITIES - 0.52%
NiSource, Inc.                                                  253,500  $      5,805,150
-----------------------------------------------------------------------------------------
OFFICE ELECTRONICS - 0.55%
Xerox Corp. (1)*                                                387,000         6,145,560
-----------------------------------------------------------------------------------------
OIL & GAS - 13.08%
Apache Corp. (1)                                                142,202         7,738,633
Burlington Resources, Inc.                                      159,400         6,967,374
ChevronTexaco Corp.                                             395,200        21,498,880
ConocoPhillips                                                  214,107        19,866,988
Exxon Mobil Corp.                                               873,312        45,062,899
Kerr-McGee Corp.                                                 60,200         3,717,350
Marathon Oil Corp.                                              399,500        15,472,635
Murphy Oil Corp.                                                 79,303         7,080,172
Occidental Petroleum Corp.                                      222,750        13,004,145
Sunoco, Inc. (1)                                                 71,800         6,281,782
                                                                              146,690,858
-----------------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS - 2.13%
Archer Daniels Midland Co. (1)                                  226,600         5,483,720
Georgia-Pacific Corp.                                           144,000         4,622,400
International Paper Co.                                         177,350         6,943,253
Louisiana-Pacific Corp.                                         147,600         3,778,560
Rayonier, Inc.                                                   68,618         3,053,501
                                                                               23,881,434
-----------------------------------------------------------------------------------------
PHARMACEUTICALS - 0.94%
GlaxoSmithKline PLC, ADR (1)                                     84,600         3,770,622
Sanofi-Aventis, ADR (1)                                         181,713         6,763,358
                                                                               10,533,980
-----------------------------------------------------------------------------------------
REAL ESTATE - 0.38%
Health Care REIT, Inc. (1)                                       62,000  $      2,077,000
Heritage Property Investment Trust                               73,400         2,160,896
                                                                                4,237,896
-----------------------------------------------------------------------------------------
ROAD & RAIL - 1.49%
Burlington Northern Santa Fe Corp.                              290,300        13,986,654
CSX Corp.                                                        66,800         2,669,996
                                                                               16,656,650
-----------------------------------------------------------------------------------------
SEMICONDUCTOR - 0.60%
Koninklijke (Royal) Philips Electronics N.V., ADR               257,274         6,709,706
-----------------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS - 0.43%
Freescale Semiconductor, Inc., Class B*                         170,130         2,972,171
QLogic Corp. (1)*                                                47,200         1,806,816
                                                                                4,778,987
-----------------------------------------------------------------------------------------
SOFTWARE - 1.23%
Microsoft Corp.                                                 526,500        13,836,420
-----------------------------------------------------------------------------------------
SPECIALTY RETAIL - 2.05%
American Eagle Outfitters, Inc.                                  94,800         4,815,840
Circuit City Stores-Circuit City Group (1)                      337,700         4,835,864
Lowe's Cos., Inc.                                                93,400         5,322,866
Sherwin-Williams Co.                                            105,400         4,553,280
Staples, Inc.                                                   106,750         3,494,995
                                                                               23,022,845
-----------------------------------------------------------------------------------------
TOBACCO - 1.91%
Altria Group, Inc.                                              335,050        21,386,241
Total Common Stocks (cost - $930,051,229)                                   1,096,654,917
-----------------------------------------------------------------------------------------

PRINCIPAL
 AMOUNT                                                                 MATURITY   INTEREST
  (000)                                                                   DATE       RATES         VALUE
-------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT - 2.02%
$  22,674  Repurchase Agreement dated 01/31/05 with State
            Street Bank & Trust Co., collateralized by $1,139,343
            U.S. Treasury Bonds, 12.000% due 08/15/13, $16,794,494
            U.S. Treasury Notes, 1.625% to 5.750% due 03/31/05 to
            04/30/06 and $5,900,000 Federal National Mortgage
            Association obligations, 2.750% due 02/06/07;
            (value - $24,274,737); proceeds: $22,675,436
            (cost - $22,674,000)                                        02/01/05      2.280%  $    22,674,000
-------------------------------------------------------------------------------------------------------------

NUMBER OF
 SHARES
  (000)
-------------------------------------------------------------------------------------------------------------
INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LOANED - 13.64%
MONEY MARKET FUNDS+ - 13.64%
        1  AIM Liquid Assets Portfolio                                                2.273               801
        7  AIM Prime Portfolio                                                        2.353             6,635
   48,454  Barclays Prime Money Market Fund                                           2.363        48,454,429
       19  BlackRock Provident Institutional Tempfund                                 2.217            18,598
      431  Dreyfus Institutional Cash Advantage Fund                                  2.327           431,250
       19  Scudder Money Market Series                                                2.240            18,556
  103,991  UBS Private Money Market Fund LLC**                                        2.287       103,991,357
Total Money Market Funds (cost - $152,921,626)                                                    152,921,626
-------------------------------------------------------------------------------------------------------------
Total Investments (cost - $1,105,646,855) - 113.48%                                             1,272,250,543
Liabilities in excess of other assets - (13.48)%                                                 (151,101,711)
Net Assets - 100.00%                                                                          $ 1,121,148,832
-------------------------------------------------------------------------------------------------------------

*      Non-income Producing Security.

(1)    Security, or portion thereof, was on loan at January 31, 2005.

ADR    American Depositary Receipt.

REIT   Real Estate Investment Trust.

+      Interest rates shown reflect yield at January 31, 2005.

**     Affiliated issuer. See table below for more information.

                                                                                    INCOME
                                   PURCHASES         SALES                       EARNED FROM
                                  DURING THE      DURING THE                     AFFILIATE FOR
                                  SIX MONTHS      SIX MONTHS                    THE SIX MONTHS
  SECURITY         VALUE AT         ENDED           ENDED          VALUE AT         ENDED
 DESCRIPTION       07/31/04        01/31/05        01/31/05        01/31/05        01/31/05
----------------------------------------------------------------------------------------------
 UBS Private
 Money Market
   Fund LLC     $   33,204,432  $  815,712,393  $  744,925,468  $  103,991,357  $       21,918
----------------------------------------------------------------------------------------------

                 See accompanying notes to financial statements

UBS PACE SELECT ADVISORS TRUST

UBS PACE LARGE CO GROWTH EQUITY INVESTMENTS
PORTFOLIO OF INVESTMENTS - JANUARY 31, 2005 (UNAUDITED)

COMMON STOCKS - 97.65%

                                                              NUMBER OF
SECURITY DESCRIPTION                                            SHARES         VALUE
-----------------------------------------------------------------------------------------
AEROSPACE & DEFENSE - 0.68%
General Dynamics Corp. (1)                                       37,500  $      3,871,875
United Defense Industries, Inc.                                  32,300         1,548,139
                                                                                5,420,014
-----------------------------------------------------------------------------------------
AIR FREIGHT & COURIERS - 2.34%
FedEx Corp. (1)                                                 194,731        18,626,020
-----------------------------------------------------------------------------------------
BANKS - 0.68%
Golden West Financial Corp. (1)                                  75,500         4,878,810
New York Community Bancorp, Inc. (1)                             30,003           534,953
                                                                                5,413,763
-----------------------------------------------------------------------------------------
BEVERAGES - 0.76%
Coca-Cola Co. (1)                                               116,600         2,559,370
Pepsi Bottling Group, Inc. (1)                                  128,000         3,500,800
                                                                                6,060,170
-----------------------------------------------------------------------------------------
BIOTECHNOLOGY - 3.23%
Amgen, Inc.*                                                    132,131         8,223,833
Cephalon, Inc. (1)*                                              54,300         2,671,560
Genentech, Inc.*                                                262,524        12,525,020
MedImmune, Inc.*                                                 98,700         2,334,749
                                                                               25,755,162
-----------------------------------------------------------------------------------------
BUILDING PRODUCTS - 0.70%
Lennar Corp., Class A                                            99,263         5,605,382
-----------------------------------------------------------------------------------------
CHEMICALS - 0.40%
Monsanto Co.                                                     59,459         3,218,516
-----------------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES - 3.09%
Cendant Corp.                                                   177,000         4,168,350
Certegy, Inc. (1)                                               123,872         4,335,520
First Data Corp.                                                268,391        10,934,249
Paychex, Inc.                                                   169,293         5,161,744
                                                                               24,599,863
-----------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT - 3.90%
Cisco Systems, Inc.*                                            816,730        14,733,809
Motorola, Inc.                                                  248,800         3,916,112
QUALCOMM, Inc.                                                  333,786        12,430,191
                                                                               31,080,112
-----------------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS - 3.96%
Dell, Inc.*                                                     528,488        22,069,659
International Business Machines Corp.                            55,300         5,166,126
Lexmark International, Inc.*                                     44,200         3,684,070
Network Appliance, Inc.*                                         20,700           659,088
                                                                               31,578,943
-----------------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS - 12.35%
American Express Co. (1)                                        127,114         6,781,532
Capital One Financial Corp. (1)                                  60,100         4,704,628
Chicago Mercantile Exchange Holdings, Inc. (1)                   26,734  $      5,734,443
Citigroup, Inc.                                                 313,698        15,386,887
Countrywide Financial Corp.                                     355,236        13,143,732
Fannie Mae                                                      157,669        10,182,264
Freddie Mac                                                      41,290         2,695,824
Goldman Sachs Group, Inc. (1)                                   134,256        14,479,509
Providian Financial Corp. (1)*                                   94,000         1,567,920
SLM Corp. (1)                                                   472,909        23,735,303
                                                                               98,412,042
-----------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.09%
Sprint Corp. - Fon Group                                         30,300           722,049
-----------------------------------------------------------------------------------------
ELECTRIC UTILITIES - 1.24%
AES Corp.*                                                      162,500         2,283,125
TXU Corp. (1)                                                   109,366         7,568,127
                                                                                9,851,252
-----------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT - 1.75%
Energizer Holdings, Inc. (1)*                                    72,700         4,115,547
Molex, Inc., Class A (1)                                        384,004         9,799,782
                                                                               13,915,329
-----------------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES - 1.51%
BJ Services Co.                                                  51,200         2,460,160
Schlumberger Ltd.                                               140,389         9,552,068
                                                                               12,012,228
-----------------------------------------------------------------------------------------
FOOD & DRUG RETAILING - 0.30%
Whole Foods Market, Inc. (1)                                     26,588         2,377,499
-----------------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES - 5.15%
Becton, Dickinson and Co.                                        85,500         4,843,575
Biomet, Inc.                                                     81,700         3,470,616
Dade Behring Holdings, Inc.*                                     41,800         2,388,870
DENTSPLY International, Inc.                                     70,195         3,935,834
Medtronic, Inc.                                                 179,744         9,434,763
Zimmer Holdings, Inc.*                                          215,578        16,998,325
                                                                               41,071,983
-----------------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES - 7.09%
Lincare Holdings, Inc. (1)*                                     156,905         6,511,557
UnitedHealth Group, Inc.                                        511,374        45,461,149
WellPoint, Inc.*                                                 37,500         4,556,250
                                                                               56,528,956
-----------------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE - 5.27%
Carnival Corp. (1)                                              347,927        20,040,595
MGM Mirage (1)                                                   80,252         5,762,896
Starbucks Corp. (1)*                                            135,316         7,307,064
Wynn Resorts, Ltd. (1)*                                         135,157         8,860,893
                                                                               41,971,448
-----------------------------------------------------------------------------------------

                                                              NUMBER OF
SECURITY DESCRIPTION                                            SHARES         VALUE
-----------------------------------------------------------------------------------------
HOUSEHOLD DURABLES - 0.06%
Harman International Industries, Inc.                             4,178  $        508,254
-----------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS - 3.00%
Procter & Gamble Co.                                            449,002        23,900,376
-----------------------------------------------------------------------------------------
INSURANCE - 3.17%
AFLAC, Inc.                                                     201,499         7,961,226
American International Group, Inc.                              180,266        11,949,833
Progressive Corp.                                                39,600         3,312,540
W.R. Berkley Corp.                                               42,100         2,008,170
                                                                               25,231,769
-----------------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES - 2.40%
IAC/InterActiveCorp (1)*                                        214,712         5,202,472
McAfee, Inc.*                                                   112,000         2,895,200
Symantec Corp.*                                                 144,100         3,364,735
VeriSign, Inc.*                                                 104,400         2,697,696
Yahoo!, Inc.*                                                   140,389         4,943,096
                                                                               19,103,199
-----------------------------------------------------------------------------------------
LEISURE EQUIPMENT & PRODUCTS - 0.19%
Marvel Enterprises, Inc.*                                        82,800         1,478,808
-----------------------------------------------------------------------------------------
MACHINERY - 3.71%
Caterpillar, Inc.                                               100,944         8,994,110
Danaher Corp. (1)                                                81,700         4,483,696
Deere & Co.                                                      63,100         4,381,033
Dover Corp.                                                     256,003         9,804,915
ITT Industries, Inc.                                             21,900         1,867,851
                                                                               29,531,605
-----------------------------------------------------------------------------------------
MARINE - 0.32%
Overseas Shipholding Group, Inc.                                 45,800         2,556,098
-----------------------------------------------------------------------------------------
MEDIA - 3.64%
Comcast Corp., Class A (1)*                                     297,294         9,397,463
Liberty Media Corp., Class A*                                 1,073,561        11,207,977
Liberty Media International, Inc., Class A*                     115,615         5,235,030
Walt Disney Co. (1)                                             111,800         3,200,834
                                                                               29,041,304
-----------------------------------------------------------------------------------------
METALS & MINING - 1.03%
Nucor Corp.                                                      74,000         4,155,840
Phelps Dodge Corp. (1)                                           24,600         2,368,980
United States Steel Corp. (1)                                    32,500         1,683,500
                                                                                8,208,320
-----------------------------------------------------------------------------------------
MULTI-LINE RETAIL - 1.41%
Target Corp.                                                     75,773         3,846,995
Wal-Mart Stores, Inc.                                           141,200         7,398,880
                                                                               11,245,875
-----------------------------------------------------------------------------------------
OFFICE ELECTRONICS - 0.36%
Xerox Corp.*                                                    180,900  $      2,872,692
-----------------------------------------------------------------------------------------
OIL & GAS - 0.85%
Burlington Resources, Inc.                                       58,700         2,565,777
Pogo Producing Co.                                               35,000         1,488,550
Sunoco, Inc. (1)                                                 30,800         2,694,692
                                                                                6,749,019
-----------------------------------------------------------------------------------------
PHARMACEUTICALS - 6.81%
Forest Laboratories, Inc. (1)*                                   86,700         3,600,651
Johnson & Johnson (1)                                           355,876        23,025,177
MGI Pharma, Inc.*                                                66,900         1,517,961
Pfizer, Inc.                                                    889,724        21,495,732
Wyeth                                                           115,614         4,581,783
                                                                               54,221,304
-----------------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS - 1.74%
Intel Corp.                                                     531,360        11,929,032
Microchip Technology, Inc. (1)                                   73,000         1,901,650
                                                                               13,830,682
-----------------------------------------------------------------------------------------
SOFTWARE - 5.51%
Adobe Systems, Inc.                                              83,500         4,751,150
Electronic Arts, Inc. (1)*                                      144,130         9,273,324
Intuit, Inc. (1)*                                               216,364         8,438,196
Microsoft Corp.                                                 567,372        14,910,536
Oracle Corp.*                                                   425,500         5,859,135
Reynolds and Reynolds Co., Class A                               23,100           629,937
                                                                               43,862,278
-----------------------------------------------------------------------------------------
SPECIALTY RETAIL - 4.57%
Abercrombie & Fitch Co., Class A                                 56,000         2,806,720
AutoZone, Inc. (1)*                                              20,400         1,820,700
Home Depot, Inc.                                                359,829        14,846,545
Lowe's Cos., Inc. (1)                                           199,947        11,394,979
Michaels Stores, Inc.                                            18,500           568,875
Staples, Inc. (1)                                               152,000         4,976,480
                                                                               36,414,299
-----------------------------------------------------------------------------------------
TEXTILES & APPAREL - 1.99%
Coach, Inc.*                                                     53,400         2,995,740
Nike, Inc., Class B                                             148,468        12,861,783
                                                                               15,857,523
-----------------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES - 2.40%
Crown Castle International Corp.*                               123,300         2,022,120
Nextel Communications, Inc., Class A*                           170,600         4,894,514
Vodafone Group PLC, ADR (1)                                     470,715        12,229,176
                                                                               19,145,810
-----------------------------------------------------------------------------------------
Total Common Stocks (cost - $668,602,943)                                     777,979,946
-----------------------------------------------------------------------------------------

PRINCIPAL
 AMOUNT                                                                 MATURITY   INTEREST
  (000)                                                                   DATE       RATES         VALUE
-------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT - 3.14%
$  25,024  Repurchase Agreement dated 01/31/05 with State Street
             Bank & Trust Co., collateralized by $1,355,000 Federal
             National Mortgage Association obligations, 2.750% due
             02/06/07, $1,616,918 U.S. Treasury Bonds, 12.000% due
             08/15/13 and $23,551,940 U.S. Treasury Notes, 1.625% to
             2.250% due 03/31/05 to 04/30/06; (value - $27,148,815);
             proceeds: $25,025,585 (cost - $25,024,000)                 02/01/05      2.280%  $    25,024,000
-------------------------------------------------------------------------------------------------------------

NUMBER OF
 SHARES
  (000)
-------------------------------------------------------------------------------------------------------------
INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LOANED - 19.01%
MONEY MARKET FUNDS+ - 19.01%
 ++     0  AIM Liquid Assets Portfolio                                                2.273                99
   40,130  Barclays Prime Money Market Fund                                           2.363        40,129,827
      314  BlackRock Provident Institutional TempFund                                 2.217           314,432
   25,587  Dreyfus Institutional Cash Advantage                                       2.327        25,586,789
       10  Scudder Money Market Series                                                2.240             9,740
   85,402  UBS Private Money Market Fund LLC**                                        2.287        85,402,025
Total Money Market Funds (cost - $151,442,912)                                                    151,442,912
-------------------------------------------------------------------------------------------------------------
Total Investments (cost - $845,069,855) - 119.80%                                                 954,446,858
Liabilities in excess of other assets - (19.80)%                                                 (157,746,819)
Net Assets - 100.00%                                                                          $   796,700,039
-------------------------------------------------------------------------------------------------------------

*      Non-Income producing security.
(1)    Security, or portion thereof, was on loan at January 31, 2005.
+      Interest rates shown reflect yield at January 31, 2005.
++     Amount represents less than 500 shares.
ADR    American Depositary Receipt.
**     Affiliated issuer. See table below for more information.

                                                                                    INCOME
                                   PURCHASES         SALES                       EARNED FROM
                                  DURING THE      DURING THE                     AFFILIATE FOR
                                  SIX MONTHS      SIX MONTHS                    THE SIX MONTHS
  SECURITY         VALUE AT         ENDED           ENDED          VALUE AT         ENDED
 DESCRIPTION       07/31/04        01/31/05        01/31/05        01/31/05        01/31/05
----------------------------------------------------------------------------------------------
 UBS Private
 Money Market
   Fund LLC     $   36,851,223  $  608,343,060  $  559,792,258  $   85,402,025  $       13,745
----------------------------------------------------------------------------------------------

                 See accompanying notes to financial statements

UBS PACE SELECT ADVISORS TRUST

UBS PACE SMALL/MEDIUM CO VALUE EQUITY INVESTMENTS
PORTFOLIO OF INVESTMENTS - JANUARY 31, 2005 (UNAUDITED)

COMMON STOCKS - 94.12%

                                                              NUMBER OF
SECURITY DESCRIPTION                                            SHARES         VALUE
-----------------------------------------------------------------------------------------
AEROSPACE & DEFENSE - 1.09%
Aeroflex, Inc.*                                                 163,200  $      1,569,984
Goodrich Corp. (1)                                               82,350         2,824,605
                                                                                4,394,589
-----------------------------------------------------------------------------------------
BANKS - 4.18%
Banknorth Group, Inc. (1)                                       115,800         4,152,588
Brookline Bancorp, Inc.                                         222,050         3,550,579
Commercial Federal Corp.                                         79,950         2,244,996
Northern Trust Corp.                                            157,800         6,886,392
                                                                               16,834,555
-----------------------------------------------------------------------------------------
CHEMICALS - 2.55%
Cambrex Corp.                                                   160,400         3,578,524
Engelhard Corp.                                                  73,350         2,204,168
RPM International, Inc.                                         253,400         4,467,442
                                                                               10,250,134
-----------------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES - 11.69%
ARAMARK Corp., Class B                                          154,000         4,002,460
BISYS Group, Inc.*                                              282,800         4,346,636
Cendant Corp.                                                    86,700         2,041,785
Certegy, Inc. (1)                                                66,750         2,336,250
Convergys Corp.*                                                380,050         5,430,914
Dun & Bradstreet Corp.*                                          52,600         3,056,060
Equifax, Inc.                                                   174,900         4,949,670
Herman Miller, Inc.                                             190,100         5,079,472
Pitney Bowes, Inc.                                              123,200         5,511,968
ServiceMaster Co.                                               216,700         2,793,263
Steelcase, Inc., Class A                                        216,900         2,954,178
Valassis Communications, Inc. (1)*                              134,100         4,552,695
                                                                               47,055,351
-----------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT - 1.20%
Andrew Corp.*                                                   184,800         2,413,488
Emulex Corp.*                                                   146,500         2,398,205
                                                                                4,811,693
-----------------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS - 0.93%
Dot Hill Systems Corp. (1)*                                     592,200         3,730,860
-----------------------------------------------------------------------------------------
CONSTRUCTION & ENGINEERING - 1.02%
Shaw Group, Inc. (1)*                                           244,700         4,113,407
-----------------------------------------------------------------------------------------
CONTAINERS & PACKAGING - 0.42%
Pactiv Corp.*                                                    75,400         1,674,634
-----------------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS - 3.70%
Janus Capital Group, Inc.                                       339,500         5,034,785
Raymond James Financial, Inc.                                    98,250         3,062,452
T. Rowe Price Group, Inc. (1)                                    74,300         4,446,855
Waddell & Reed Financial, Inc., Class A                         106,600         2,331,342
                                                                               14,875,434
-----------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES - 1.12%
CenturyTel, Inc.                                                138,300  $      4,508,580
-----------------------------------------------------------------------------------------
ELECTRIC UTILITIES - 2.66%
IDACORP, Inc. (1)                                               106,200         3,216,798
Puget Energy, Inc.                                              232,750         5,590,655
WPS Resources Corp.                                              37,500         1,916,250
                                                                               10,723,703
-----------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT - 3.92%
Brady Corp., Class A                                            250,600         7,114,534
Energizer Holdings, Inc.*                                       108,600         6,147,846
Paxar Corp.*                                                    105,050         2,505,442
                                                                               15,767,822
-----------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.39%
Symbol Technologies, Inc.                                       191,700         3,508,110
Vishay Intertechnology, Inc. (1)*                               160,300         2,095,121
                                                                                5,603,231
-----------------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES - 0.57%
Superior Energy Services, Inc.*                                 143,100         2,278,152
-----------------------------------------------------------------------------------------
FOOD & DRUG RETAILING - 0.34%
Casey's General Stores, Inc.                                     78,800         1,388,456
-----------------------------------------------------------------------------------------
FOOD PRODUCTS - 0.03%
Brooklyn Cheesecake & Desserts Co., Inc. (2)*                   882,000           114,660
-----------------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES - 4.69%
Fisher Scientific International, Inc. (1)*                      113,960         7,196,574
Invacare Corp.                                                   89,300         4,156,022
Sybron Dental Specialties, Inc.*                                199,199         7,521,754
                                                                               18,874,350
-----------------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES - 8.28%
Accredo Health, Inc.*                                           139,550         4,155,799
Beverly Enterprises, Inc. (1)*                                  426,150         5,211,814
Health Management Associates, Inc., Class A (1)                 177,400         3,916,992
IMS Health, Inc.                                                348,600         8,150,268
Manor Care, Inc.                                                 65,100         2,249,205
Omnicare, Inc. (1)                                              313,000         9,624,750
                                                                               33,308,828
-----------------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE - 0.41%
Hilton Hotels Corp. (1)                                          73,850         1,643,163
-----------------------------------------------------------------------------------------
HOUSEHOLD DURABLES - 3.49%
American Greetings Corp., Class A                               148,400         3,582,376
Black & Decker Corp.                                             75,200         6,196,480
Mohawk Industries, Inc.*                                         48,200         4,266,182
                                                                               14,045,038
-----------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS - 0.78%
Clorox Co.                                                       52,800         3,137,376
-----------------------------------------------------------------------------------------

                                                              NUMBER OF
SECURITY DESCRIPTION                                            SHARES         VALUE
-----------------------------------------------------------------------------------------
INSURANCE - 7.58%
American Financial Group, Inc. (1)                              127,200  $      3,916,488
HCC Insurance Holdings, Inc. (1)                                158,900         5,223,043
Horace Mann Educators Corp.                                     108,100         1,991,202
Markel Corp. (1)*                                                19,500         6,649,500
MBIA, Inc. (1)                                                  122,000         7,288,280
SAFECO Corp. (1)                                                 38,850         1,798,755
XL Capital Ltd., Class A (1)                                     48,700         3,641,786
                                                                               30,509,054
-----------------------------------------------------------------------------------------
INTERNET & CATALOG RETAIL - 0.95%
Insight Enterprises, Inc.*                                      198,250         3,836,138
-----------------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES - 0.38%
iPass, Inc.*                                                    261,200         1,548,916
-----------------------------------------------------------------------------------------
IT CONSULTING & SERVICES - 1.88%
SunGard Data Systems, Inc.*                                     281,600         7,572,224
-----------------------------------------------------------------------------------------
LEISURE EQUIPMENT & PRODUCTS - 2.46%
Hasbro, Inc.                                                    151,600         2,971,360
K2, Inc.*                                                       298,800         4,201,128
Mattel, Inc.                                                    140,050         2,723,973
                                                                                9,896,461
-----------------------------------------------------------------------------------------
MACHINERY - 6.88%
AGCO Corp. (1)*                                                 185,350         3,805,236
Harsco Corp.                                                     73,250         3,998,717
IDEX Corp.                                                      152,800         5,890,440
Mueller Industries, Inc. (1)                                    131,400         4,165,380
Stewart & Stevenson Services, Inc.                              153,250         3,132,430
Terex Corp. (1)*                                                 45,900         1,975,995
Timken Co.                                                      183,750         4,733,400
                                                                               27,701,598
-----------------------------------------------------------------------------------------
MEDIA - 4.64%
Harte-Hanks, Inc.                                               155,950         4,124,877
Interpublic Group of Cos., Inc. (1)*                            307,000         4,006,350
Lee Enterprises, Inc.                                            38,600         1,719,630
McClatchy Co., Class A                                           76,800         5,370,624
Radio One, Inc., Class D*                                       158,000         2,480,600
Tribune Co.                                                      24,100           963,518
                                                                               18,665,599
-----------------------------------------------------------------------------------------
MULTI-LINE RETAIL - 1.72%
Neiman Marcus Group, Inc., Class A                              103,500  $      6,924,150
-----------------------------------------------------------------------------------------
MULTI-UTILITIES - 1.07%
Avista Corp.                                                    143,500         2,535,645
Vectren Corp.                                                    63,800         1,761,518
                                                                                4,297,163
-----------------------------------------------------------------------------------------
OIL & GAS - 1.10%
Chesapeake Energy Corp.                                         252,650         4,439,061
-----------------------------------------------------------------------------------------
ROAD & RAIL - 2.43%
CSX Corp. (1)                                                   103,050         4,118,909
Swift Transportation Co., Inc. (1)*                             254,450         5,674,235
                                                                                9,793,144
-----------------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS - 0.44%
MKS Instruments, Inc. (1)*                                      113,800         1,780,970
-----------------------------------------------------------------------------------------
SOFTWARE - 1.50%
Cadence Design Systems, Inc. (1)*                               300,200         4,001,666
Sybase, Inc.*                                                   104,450         2,033,642
                                                                                6,035,308
-----------------------------------------------------------------------------------------
SPECIALTY RETAIL - 5.44%
Men's Wearhouse, Inc.*                                          195,500         6,504,285
RadioShack Corp.                                                127,600         4,226,112
Regis Corp.                                                      42,400         1,691,760
Sports Authority, Inc. (1)*                                     174,450         4,425,797
United Rentals, Inc. (1)*                                       296,050         5,035,810
                                                                               21,883,764
-----------------------------------------------------------------------------------------
TEXTILES & APPAREL - 1.19%
Russell Corp.                                                   265,700         4,782,600
Total Common Stocks (cost - $296,271,178)                                     378,800,166
-----------------------------------------------------------------------------------------

PRINCIPAL
 AMOUNT                                                                 MATURITY   INTEREST
  (000)                                                                   DATE       RATES         VALUE
-------------------------------------------------------------------------------------------------------------
CONVERTIBLE BOND - 0.00%
AEROSPACE & DEFENSE - 0.00%

$       0  Timco Aviation Services, Inc. (2)^^ (cost - $0)              01/02/07      8.000%  $             0

                                                                       NUMBER OF
                                                                        WARRANTS
-------------------------------------------------------------------------------------------------------------
WARRANTS - 0.00%
CONSUMER PRODUCTS - 0.00%
           American Banknote Corp., strike price $10.00, expires
           10/01/07 (2)^^                                                    122                            0
           American Banknote Corp., strike price $12.50, expires
           10/01/07 (2)^^                                                    122                            0
                                                                                                            0
-------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS - 0.00%
           Imperial Credit Industries, Inc., strike price $2.15,
           expires 01/31/08 (2)^^                                          4,914                            0
Total Warrants (cost - $0)                                                                                  0
-------------------------------------------------------------------------------------------------------------

PRINCIPAL
 AMOUNT                                                                 MATURITY
  (000)                                                                   DATE
-------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT - 7.01%
$  28,228  Repurchase Agreement dated 01/31/05 with State Street
             Bank & Trust Co., collateralized by $1,926,000
             U.S. Treasury Bonds, 12.000% due 08/15/13 and
             $28,054,019 U.S. Treasury Notes, 1.625% to 2.250% due
             03/31/05 to 04/30/06; (value - $30,726,459); proceeds;
             $28,229,788 (cost - $28,228,000)                           02/01/05      2.280        28,228,000
-------------------------------------------------------------------------------------------------------------

NUMBER OF
 SHARES
  (000)
-------------------------------------------------------------------------------------------------------------
INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LOANED - 14.28%
MONEY MARKET FUNDS^ - 14.28%
 +      0  AIM Liquid Assets Portfolio                                                2.273               325
   18,645  Barclays Prime Money Market Fund                                           2.363        18,644,650
    3,003  BlackRock Provident Institutional TempFund                                 2.217         3,002,937
 +      0  Deutsche Cash Reserve Institutional Fund                                   2.230               133
   19,296  Dreyfus Institutional Cash Advantage Fund                                  2.327        19,296,276
        7  Scudder Money Market Series                                                2.240             7,202
   16,512  UBS Private Money Market Fund LLC**                                        2.287        16,512,031
Total Money Market Funds (cost - $57,463,554)                                                      57,463,554
-------------------------------------------------------------------------------------------------------------
Total Investments (cost - $381,962,732) - 115.41%                                                 464,491,720
Liabilities in excess of other assets - (15.41)%                                                  (62,012,644)
Net Assets - 100.00%                                                                          $   402,479,076
-------------------------------------------------------------------------------------------------------------

*      Non-Income producing security.
^      Interest rates shown reflect yield at January 31, 2005.
^^ Security is being fair valued by a valuation committee under the direction of the board of trustees.
+      Amount represents less than 500 shares.
(1)    Security, or portion thereof, was on loan at January 31, 2005.
(2) Illiquid securities representing 0.03% of net assets as of January 31, 2005.

**     Affiliated issuer. See table below for more information.

                                                                                    INCOME
                                   PURCHASES         SALES                       EARNED FROM
                                  DURING THE      DURING THE                     AFFILIATE FOR
                                  SIX MONTHS      SIX MONTHS                    THE SIX MONTHS
  SECURITY         VALUE AT         ENDED           ENDED          VALUE AT         ENDED
 DESCRIPTION       07/31/04        01/31/05        01/31/05        01/31/05        01/31/05
----------------------------------------------------------------------------------------------
 UBS Private
 Money Market
   Fund LLC     $   18,809,139  $  258,300,012  $  260,597,120  $   16,512,031  $        5,631
----------------------------------------------------------------------------------------------

                 See accompanying notes to financial statements

UBS PACE SELECT ADVISORS TRUST

UBS PACE SMALL/MEDIUM CO GROWTH EQUITY INVESTMENTS
PORTFOLIO OF INVESTMENTS - JANUARY 31, 2005 (UNAUDITED)

COMMON STOCKS - 94.52%

                                                              NUMBER OF
SECURITY DESCRIPTION                                            SHARES         VALUE
-----------------------------------------------------------------------------------------
AEROSPACE & DEFENSE - 1.14%
Engineered Support Systems, Inc.                                 77,300  $      4,484,173
-----------------------------------------------------------------------------------------
AIR FREIGHT & COURIERS - 1.44%
UTI Worldwide, Inc. (1)                                          82,700         5,696,376
-----------------------------------------------------------------------------------------
AUTO COMPONENTS - 1.28%
Gentex Corp. (1)                                                149,600         5,060,968
-----------------------------------------------------------------------------------------
BANKS - 7.36%
City National Corp.                                              81,600         5,694,864
Cullen/Frost Bankers, Inc. (1)                                  124,700         5,855,912
Downey Financial Corp.                                           93,400         5,958,920
Investors Financial Services Corp. (1)                           51,200         2,580,992
Sovereign Bancorp, Inc. (1)                                     393,100         8,939,094
                                                                               29,029,782
-----------------------------------------------------------------------------------------
BIOTECHNOLOGY - 9.08%
Amylin Pharmaceuticals, Inc. (1)*                               239,500         5,367,195
CV Therapeutics, Inc. (1)*                                      451,200         9,299,232
Invitrogen Corp. (1)*                                            98,400         6,761,064
Protein Design Labs, Inc. (1)*                                  314,700         6,347,499
Rigel Pharmaceuticals, Inc.*                                    191,600         3,676,804
Telik, Inc. (1)*                                                229,000         4,355,580
                                                                               35,807,374
-----------------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES - 4.39%
Bright Horizons Family Solutions, Inc.*                          88,700         5,197,820
Resources Connection, Inc. (1)*                                 129,700         6,615,997
Senomyx, Inc.*                                                  614,200         5,497,090
                                                                               17,310,907
-----------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT - 0.97%
C-COR.net Corp. (1)*                                            478,500         3,813,645
-----------------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS - 2.31%
Affiliated Managers Group, Inc. (1)*                             82,200         5,212,302
Eaton Vance Corp.                                               156,000         3,904,680
                                                                                9,116,982
-----------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT - 1.52%
Paxar Corp.*                                                    251,600         6,000,660
-----------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.84%
TTM Technologies, Inc. (1)*                                     353,900         3,326,660
-----------------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES - 3.81%
Animas Corp. (1)*                                               250,400         4,542,256
Fisher Scientific International, Inc.*                           58,000         3,662,700
Immucor, Inc. (1)*                                              222,950         6,824,500
                                                                               15,029,456
-----------------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES - 2.60%
Advisory Board Co.*                                              50,600  $      1,803,890
Coventry Health Care, Inc. (1)*                                  74,050         4,213,445
Express Scripts, Inc. (1)*                                       57,300         4,251,087
                                                                               10,268,422
-----------------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE - 10.54%
Cheesecake Factory, Inc. (1)*                                   187,705         6,076,011
Four Seasons Hotels, Inc. (1)                                   106,200         8,173,152
P.F. Chang's China Bistro, Inc.*                                 88,000         4,891,920
Royal Caribbean Cruises Ltd. (1)                                127,400         6,752,200
Sonic Corp. (1)*                                                219,693         6,995,025
Wynn Resorts, Ltd. (1)*                                         132,200         8,667,032
                                                                               41,555,340
-----------------------------------------------------------------------------------------
INSURANCE - 2.77%
PartnerRe Ltd. (1)                                              172,700        10,943,999
-----------------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES - 3.57%
Akamai Technologies, Inc. (1)*                                  304,900         3,994,190
Ask Jeeves, Inc. (1)*                                           153,100         4,341,916
Audible, Inc.*                                                  205,700         5,732,859
                                                                               14,068,965
-----------------------------------------------------------------------------------------
IT CONSULTING & SERVICES - 0.92%
Lionbridge Technologies, Inc.*                                  575,800         3,616,024
-----------------------------------------------------------------------------------------
MEDIA - 5.00%
ADVO, Inc.                                                      118,700         4,365,786
Getty Images, Inc. (1)*                                         111,400         7,764,580
Mediacom Communications Corp., Class A*                         351,100         2,099,578
XM Satellite Radio Holdings, Inc., Class A (1)*                 171,800         5,482,138
                                                                               19,712,082
-----------------------------------------------------------------------------------------
PHARMACEUTICALS - 6.46%
Barr Pharmaceuticals, Inc.*                                     179,250         8,523,337
Inspire Pharmaceuticals, Inc.*                                  229,800         3,401,040
Medicis Pharmaceutical Corp., Class A                           197,500         7,129,750
MGI Pharma, Inc. (1)*                                           173,200         3,929,908
POZEN, Inc.*                                                    322,900         2,489,559
                                                                               25,473,594
-----------------------------------------------------------------------------------------
REAL ESTATE - 3.01%
CB Richard Ellis Group, Inc., Class A*                          216,900         7,589,331
Host Marriott Corp. (1)                                         266,800         4,268,800
                                                                               11,858,131
-----------------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS - 5.86%
Cymer, Inc. (1)*                                                169,300         4,489,836
Lam Research Corp. (1)*                                         264,800         7,086,048
Micrel, Inc.*                                                   314,700         2,719,008
-----------------------------------------------------------------------------------------

                                                              NUMBER OF
SECURITY DESCRIPTION                                            SHARES         VALUE
-----------------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS - (CONCLUDED)
O2Micro International Ltd.*                                     406,700  $      3,607,429
PMC-Sierra, Inc. (1)*                                           505,500         5,196,540
                                                                               23,098,861
-----------------------------------------------------------------------------------------
SOFTWARE - 7.23%
Citrix Systems, Inc.*                                           307,900         6,604,455
Informatica Corp.*                                              118,800           919,512
Jack Henry & Associates, Inc.                                   280,400         5,829,516
Mercury Interactive Corp. (1)*                                  146,500         6,412,305
Red Hat, Inc. (1)*                                              435,800         4,728,430
SafeNet, Inc*                                                   119,100         4,042,254
                                                                               28,536,472
-----------------------------------------------------------------------------------------
SPECIALTY RETAIL - 7.41%
American Eagle Outfitters, Inc. (1)                             169,800  $      8,625,840
Cost Plus, Inc. (1)*                                            119,500         3,134,485
Design Within Reach, Inc. (1)*                                  224,000         3,563,840
PETsMART, Inc.                                                  297,500         8,993,425
Williams-Sonoma, Inc. (1)*                                      142,200         4,920,120
                                                                               29,237,710
-----------------------------------------------------------------------------------------
TEXTILES & APPAREL - 3.52%
Coach, Inc.*                                                    247,400        13,879,140
-----------------------------------------------------------------------------------------
TRADING COMPANIES & DISTRIBUTORS - 1.49%
MSC Industrial Direct Co., Inc., Class A                        169,800         5,878,476
Total Common Stocks (cost - $302,448,754)                                     372,804,199
-----------------------------------------------------------------------------------------

PRINCIPAL
 AMOUNT                                                            MATURITY    INTEREST
  (000)                                                              DATE       RATES
----------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT - 5.66%
$     22,333    Repurchase Agreement dated 01/31/05 with
                  State Street Bank & Trust Co.,
                  collateralized by $1,505,618 U.S. Treasury
                  Bonds, 12.000% due 08/15/13 and
                  $22,193,576 U.S. Treasury Notes 1.625% to
                  5.750% due 03/31/05 to 04/30/06; (value -
                  $24,291,580); proceeds: $22,334,414 (cost
                  - $22,333,000)                                   02/01/05       2.280%        22,333,000
----------------------------------------------------------------------------------------------------------

NUMBER OF
 SHARES
  (000)
------------------------------------------------------------------------------------------------------
INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LOANED - 31.97%
MONEY MARKET FUNDS+ - 31.97%
#          0    AIM Liquid Assets Portfolio                                   2.273                197
      23,647    Barclays Prime Money Market Fund                              2.363         23,647,441
           2    BlackRock Provident Institutional TempFund                    2.217              1,645
      25,020    Dreyfus Institutional Cash Advantage Fund                     2.327         25,019,654
          31    Scudder Money Market Series                                   2.240             30,564
      77,405    UBS Private Money Market Fund LLC**                           2.287         77,405,052
Total Money Market Funds (cost - $126,104,553)                                             126,104,553
------------------------------------------------------------------------------------------------------
Total Investments (cost - $450,886,307) - 132.15%                                          521,241,752
Liabilities in excess of other assets - (32.15)%                                          (126,813,696)
Net Assets - 100.00%                                                                    $  394,428,056
------------------------------------------------------------------------------------------------------

*      Non-Income producing security.
(1)    Security, or portion thereof, was on loan at January 31, 2005.
+      Interest rates shown reflect yield at January 31, 2005.
#      Amount represents less than 500 shares.
**     Affiliated issuer. See table below for more information.

                                    PURCHASES        SALES                       INCOME FROM
                                    DURING THE     DURING THE                 AFFILIATE FOR THE
                                    SIX MONTHS     SIX MONTHS                     SIX MONTHS
       SECURITY       VALUE AT        ENDED          ENDED        VALUE AT          ENDED
      DESCRIPTION     07/31/04       01/31/05       01/31/05      01/31/05         01/31/05
-----------------------------------------------------------------------------------------------
     UBS Private
     Money Market
       Fund LLC     $ 80,045,105  $ 290,275,723   $ 292,915,776  $ 77,405,052      $ 16,925

                 See accompanying notes to financial statements

UBS PACE SELECT ADVISORS TRUST

UBS PACE INTERNATIONAL EQUITY INVESTMENTS
PORTFOLIO OF INVESTMENTS - JANUARY 31, 2005 (UNAUDITED)

COMMON STOCKS - 97.07%

                                                              NUMBER OF
SECURITY DESCRIPTION                                            SHARES         VALUE
-----------------------------------------------------------------------------------------
AUSTRALIA - 5.27%
AIR FREIGHT & COURIERS - 0.01%
Toll Holdings Ltd.                                                7,300  $         74,731
-----------------------------------------------------------------------------------------
BANKS - 1.47%
Australia & New Zealand Banking Group Ltd.                       59,298           946,172
Commonwealth Bank of Australia                                   34,125           886,442
Macquarie Bank Ltd.                                               6,900           261,208
National Australia Bank Ltd.                                    303,386         6,966,278
Suncorp-Metway Ltd.                                              19,974           288,681
Westpac Banking Corp.                                            59,173           880,437
                                                                               10,229,218
-----------------------------------------------------------------------------------------
BEVERAGES - 0.83%
Coca-Cola Amatil Ltd.                                            10,313            62,738
Foster's Group Ltd.                                           1,345,188         5,431,182
Lion Nathan Ltd.                                                 29,360           186,076
Southcorp Ltd.*                                                  18,056            61,847
                                                                                5,741,843
-----------------------------------------------------------------------------------------
CHEMICALS - 0.02%
Orica Ltd.                                                       11,600           172,687
-----------------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES - 0.05%
Brambles Industries Ltd. (1)                                     48,063           273,016
Computershare Ltd.                                               23,400           107,352
                                                                                  380,368
-----------------------------------------------------------------------------------------
CONSTRUCTION & ENGINEERING - 0.02%
Leighton Holdings Ltd.                                           15,300           143,941
-----------------------------------------------------------------------------------------
CONSTRUCTION MATERIALS - 0.06%
CSR Ltd.                                                         41,500            80,722
Rinker Group Ltd.                                                37,697           327,189
                                                                                  407,911
-----------------------------------------------------------------------------------------
CONTAINERS & PACKAGING - 0.46%
Amcor Ltd.                                                      575,300         3,165,384
-----------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.53%
Telstra Corp. Ltd. (1)                                          952,971         3,648,214
-----------------------------------------------------------------------------------------
FOOD & DRUG RETAILING - 0.56%
Coles Myer Ltd.                                                 507,317         3,648,388
Woolworths Ltd.                                                  19,400           219,346
                                                                                3,867,734
-----------------------------------------------------------------------------------------
GAS UTILITIES - 0.02%
Australian Gas Light Co. Ltd.                                    11,000           117,211
-----------------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES - 0.00%
Cochlear Ltd.                                                     1,900            38,209
-----------------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE - 0.05%
Aristocrat Leisure Ltd.                                          10,000  $         84,857
TABCORP Holdings Ltd.                                            17,760           243,882
                                                                                  328,739
-----------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES - 0.07%
Wesfarmers Ltd.                                                  15,857           482,933
-----------------------------------------------------------------------------------------
INSURANCE - 0.11%
AMP Ltd.                                                         49,530           292,865
Insurance Australia Group Ltd.                                   55,799           281,069
QBE Insurance Group Ltd.                                         18,300           216,269
                                                                                  790,203
-----------------------------------------------------------------------------------------
MEDIA - 0.01%
John Fairfax Holdings Ltd.                                       20,400            69,718
-----------------------------------------------------------------------------------------
METALS & MINING - 0.71%
Alumina Ltd.                                                     33,983           160,381
BHP Billiton Ltd.                                               116,378         1,467,344
BlueScope Steel Ltd.                                             20,300           145,674
Newcrest Mining Ltd. (1)                                        182,021         2,403,614
Rio Tinto Ltd. (1)                                               11,784           391,763
WMC Resources Ltd.                                               61,552           341,053
                                                                                4,909,829
-----------------------------------------------------------------------------------------
OIL & GAS - 0.06%
Origin Energy Ltd.                                               18,000            97,225
Santos Ltd.                                                      23,600           169,721
Woodside Petroleum Ltd.                                           8,864           141,848
                                                                                  408,794
-----------------------------------------------------------------------------------------
PHARMACEUTICALS - 0.05%
CSL Ltd.                                                          9,036           216,726
Mayne Group Ltd.                                                 36,300           129,120
                                                                                  345,846
-----------------------------------------------------------------------------------------
REAL ESTATE - 0.16%
General Property Trust                                           80,400           241,124
Lend Lease Corp. Ltd.                                            15,600           165,018
Mirvac Group                                                     32,200           117,530
Stockland                                                        38,100           173,315
Westfield Group*                                                 32,264           426,051
                                                                                1,123,038
-----------------------------------------------------------------------------------------
TRANSPORTATION INFRASTRUCTURE - 0.02%
Patrick Corp. Ltd.                                               18,200            87,868
Transurban Group                                                  8,300            53,065
                                                                                  140,933
-----------------------------------------------------------------------------------------
Total Australia Common Stocks                                                  36,587,484
-----------------------------------------------------------------------------------------

                                                              NUMBER OF
SECURITY DESCRIPTION                                            SHARES         VALUE
----------------------------------------------------------------------------------------
AUSTRIA - 0.04%
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.04%
Telekom Austria AG                                               16,882  $        316,894
-----------------------------------------------------------------------------------------
BELGIUM - 1.22%
BANKS - 0.04%
Dexia                                                             2,721            60,795
KBC Bancassurance Holding                                         2,600           200,812
                                                                                  261,607
-----------------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS - 0.80%
Fortis (1)                                                      188,662         5,098,135
Fortis                                                           16,300           439,831
                                                                                5,537,966
-----------------------------------------------------------------------------------------
ELECTRIC UTILITIES - 0.38%
Electrabel SA                                                     6,084         2,680,609
Total Belgium Common Stocks                                                     8,480,182
-----------------------------------------------------------------------------------------
BRAZIL - 0.73%
METALS & MINING - 0.33%
Companhia Siderurgica Nacional SA (CSN)                         112,500         2,251,289
-----------------------------------------------------------------------------------------
OIL & GAS - 0.40%
Petroleo Brasileiro SA, ADR (1)                                  78,260         2,805,621
Total Brazil Common Stocks                                                      5,056,910
-----------------------------------------------------------------------------------------
DENMARK - 0.16%
BANKS - 0.08%
Danske Bank AS                                                   19,600           572,532
-----------------------------------------------------------------------------------------
PHARMACEUTICALS - 0.08%
Novo-Nordisk AS                                                   9,901           527,267
Total Denmark Common Stocks                                                     1,099,799
-----------------------------------------------------------------------------------------
FINLAND - 0.90%
COMMUNICATIONS EQUIPMENT - 0.32%
Nokia Oyj                                                       142,824         2,187,594
-----------------------------------------------------------------------------------------
IT CONSULTING & SERVICES - 0.07%
Tietoenator Oyj                                                  17,178           502,709
-----------------------------------------------------------------------------------------
MACHINERY - 0.03%
Metso Oyj                                                        16,052           242,725
-----------------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS - 0.48%
Stora Enso Oyj (1)                                               27,400           394,676
UPM-Kymmene Oyj                                                 138,200         2,925,645
                                                                                3,320,321
-----------------------------------------------------------------------------------------
Total Finland Common Stocks                                                     6,253,349
-----------------------------------------------------------------------------------------
FRANCE - 7.97%
AEROSPACE & DEFENSE - 0.13%
European Aeronautic Defense and Space Co.                         9,551  $        291,957
Thales SA                                                        13,225           603,036
                                                                                  894,993
-----------------------------------------------------------------------------------------
AIRLINES - 0.01%
Air France-KLM                                                    3,673            67,271
-----------------------------------------------------------------------------------------
AUTO COMPONENTS - 0.08%
Compagnie Generale des Etablissements Michelin                    5,400           349,354
Valeo SA                                                          5,548           226,075
                                                                                  575,429
-----------------------------------------------------------------------------------------
AUTOMOBILES - 0.29%
Peugeot SA                                                       15,707           977,265
Renault SA                                                       12,298         1,005,147
                                                                                1,982,412
-----------------------------------------------------------------------------------------
BANKS - 2.20%
BNP Paribas SA                                                  104,410         7,533,336
Credit Agricole SA* (1)                                          46,812         1,394,348
Societe Generale                                                 63,798         6,353,720
                                                                               15,281,404
-----------------------------------------------------------------------------------------
BEVERAGES - 0.10%
Pernod-Ricard (1)                                                 4,884           691,406
-----------------------------------------------------------------------------------------
BUILDING PRODUCTS - 0.65%
Cie de Saint-Gobain                                              72,796         4,495,091
-----------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT - 0.04%
Alcatel SA*                                                      19,105           274,197
-----------------------------------------------------------------------------------------
CONSTRUCTION & ENGINEERING - 0.57%
Vinci SA                                                         27,760         3,980,520
-----------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.30%
France Telecom                                                   65,412         2,052,396
-----------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT - 0.02%
Schneider Electric SA*                                            1,420           108,471
-----------------------------------------------------------------------------------------
FOOD & DRUG RETAILING - 0.13%
Carrefour SA*                                                    17,562           905,416
-----------------------------------------------------------------------------------------
FOOD PRODUCTS - 0.04%
Groupe Danone                                                     2,690           250,718
-----------------------------------------------------------------------------------------
HOUSEHOLD DURABLES - 0.04%
Thomson                                                          11,584           293,852
-----------------------------------------------------------------------------------------
INSURANCE - 0.16%
Axa                                                              44,469         1,079,356
-----------------------------------------------------------------------------------------

                                                              NUMBER OF
SECURITY DESCRIPTION                                            SHARES        VALUE
----------------------------------------------------------------------------------------
FRANCE - (CONCLUDED)
IT CONSULTING & SERVICES - 0.09%
Altran Technologies SA                                           10,835  $        118,782
Cap Gemini SA*                                                   15,619           505,950
                                                                                  624,732
-----------------------------------------------------------------------------------------
MEDIA - 0.50%
Lagardere S.C.A.                                                 42,709         3,223,485
Societe Television Francaise 1                                    2,400            78,088
Vivendi Universal SA*                                             6,429           203,395
                                                                                3,504,968
-----------------------------------------------------------------------------------------
MULTI-UTILITIES - 0.20%
Suez SA                                                          30,804           828,790
Veolia Environnement                                             15,596           557,453
                                                                                1,386,243
-----------------------------------------------------------------------------------------
OIL & GAS - 1.33%
Total SA                                                         43,155         9,253,897
-----------------------------------------------------------------------------------------
PERSONAL PRODUCTS - 0.12%
L'Oreal SA                                                       10,815           809,924
-----------------------------------------------------------------------------------------
PHARMACEUTICALS - 0.42%
Sanofi-Synthelabo SA                                             39,090         2,917,217
-----------------------------------------------------------------------------------------
TEXTILES & APPAREL - 0.55%
LVMH Moet Hennessy Louis Vuitton SA                              55,472         3,854,150
Total France Common Stocks                                                     55,284,063
-----------------------------------------------------------------------------------------
GERMANY - 6.18%
AIRLINES - 0.01%
Deutsche Lufthansa AG*                                            4,884            68,249
-----------------------------------------------------------------------------------------
AUTO COMPONENTS - 0.43%
Continental AG                                                   42,788         2,970,087
-----------------------------------------------------------------------------------------
AUTOMOBILES - 0.19%
Bayerische Motoren Werke (BMW) AG                                 6,547           274,550
DaimlerChrysler AG                                               22,588         1,027,027
                                                                                1,301,577
-----------------------------------------------------------------------------------------
BANKS - 0.86%
Bayerische Hypo-und Vereinsbank AG*                             139,482         3,067,333
Commerzbank AG*                                                  44,983           956,965
Deutsche Bank AG                                                 22,549         1,917,942
                                                                                5,942,240
-----------------------------------------------------------------------------------------
CHEMICALS - 0.86%
BASF AG                                                          16,629         1,135,644
Bayer AG (1)                                                    144,004         4,578,403
Lanxess*                                                         14,400           278,571
                                                                                5,992,618
-----------------------------------------------------------------------------------------
CONSTRUCTION MATERIALS - 0.10%
HeidelbergCement AG                                              10,459  $        703,506
-----------------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS - 0.03%
Deutsche Boerse AG                                                3,300           205,192
-----------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.98%
Deutsche Telekom AG* (1)                                        313,025         6,765,364
-----------------------------------------------------------------------------------------
ELECTRIC UTILITIES - 0.33%
E.ON AG                                                          25,592         2,292,530
-----------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT - 0.31%
Siemens AG (1)                                                   26,702         2,117,681
-----------------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES - 0.09%
Celesio AG                                                        7,900           613,043
-----------------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE - 0.13%
TUI AG* (1)                                                      37,817           882,898
-----------------------------------------------------------------------------------------
INSURANCE - 0.25%
Allianz AG                                                        9,660         1,145,269
Muenchener Rueckversicherungs AG                                  5,241           598,953
                                                                                1,744,222
-----------------------------------------------------------------------------------------
METALS & MINING - 0.07%
ThyssenKrupp AG (1)                                              24,159           516,161
-----------------------------------------------------------------------------------------
MULTI-UTILITIES - 0.96%
RWE AG                                                          115,586         6,664,227
-----------------------------------------------------------------------------------------
PHARMACEUTICALS - 0.43%
Schering AG                                                      44,481         3,009,328
-----------------------------------------------------------------------------------------
SOFTWARE - 0.14%
SAP AG                                                            6,146           955,706
-----------------------------------------------------------------------------------------
SPECIALTY RETAIL - 0.01%
Douglas Holding AG                                                2,903           102,930
Total Germany Common Stocks                                                    42,847,559
-----------------------------------------------------------------------------------------
GREECE - 0.65%
BANKS - 0.46%
National Bank of Greece SA                                       94,015         3,174,129
-----------------------------------------------------------------------------------------
BUILDING PRODUCTS--CEMENT - 0.14%
Titan Cement Co.                                                 29,680           965,686
-----------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.00%
Hellenic Telecommunications Organization SA                       1,000            17,885
-----------------------------------------------------------------------------------------
ELECTRIC UTILITIES - 0.03%
Public Power Corp.                                                7,314           212,993
-----------------------------------------------------------------------------------------
GAMING - 0.02%
OPAP SA                                                           6,430           171,828
Total Greece Common Stocks                                                      4,542,521
-----------------------------------------------------------------------------------------

                                                              NUMBER OF
SECURITY DESCRIPTION                                            SHARES        VALUE
----------------------------------------------------------------------------------------
HONG KONG - 1.66%
AIRLINES - 0.01%
Cathay Pacific Airways Ltd.                                      33,000  $         59,443
-----------------------------------------------------------------------------------------
BANKS - 0.07%
Bank of East Asia Ltd.                                           66,200           197,329
BOC Hong Kong Holdings Ltd. (1)                                  61,000           112,226
Hang Seng Bank Ltd.                                              15,600           211,003
                                                                                  520,558
-----------------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS - 0.31%
Hong Kong Exchanges & Clearing Ltd.                             821,000         2,047,263
Swire Pacific Ltd.                                               13,500           106,011
                                                                                2,153,274
-----------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.00%
PCCW Ltd.                                                        38,000            21,436
-----------------------------------------------------------------------------------------
ELECTRIC UTILITIES - 0.47%
CLP Holdings Ltd.                                                71,500           406,089
Hong Kong Electric Holdings                                     632,000         2,827,831
                                                                                3,233,920
-----------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT - 0.01%
Johnson Electric Holdings Ltd.                                   39,500            37,728
-----------------------------------------------------------------------------------------
GAS UTILITIES - 0.01%
Hong Kong & China Gas                                            50,000           103,847
-----------------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE - 0.02%
Li & Fung Ltd.                                                   58,000            95,552
Shangri-La Asia Ltd. (1)                                         44,000            59,514
                                                                                  155,066
-----------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES - 0.10%
Hutchison Whampoa Ltd.                                           75,000           682,701
-----------------------------------------------------------------------------------------
MEDIA - 0.01%
Television Broadcasts Ltd.                                       12,000            57,078
-----------------------------------------------------------------------------------------
REAL ESTATE - 0.59%
Cheung Kong Holdings Ltd.                                        48,500           444,589
Hang Lung Properties Ltd.                                        34,000            50,783
Henderson Land Development                                       33,000           156,117
Hysan Development Co. Ltd.                                       22,000            42,026
Sun Hung Kai Properties Ltd.                                     37,000           343,915
Wharf Holdings Ltd.                                             939,000         3,027,712
                                                                                4,065,142
-----------------------------------------------------------------------------------------
ROAD & RAIL - 0.01%
MTR Corp.                                                        25,500            40,049
-----------------------------------------------------------------------------------------
SPECIALTY RETAIL - 0.04%
Esprit Holdings Ltd.                                             39,000           226,003
Yue Yuen Industrial Holdings                                     14,500            37,831
                                                                                  263,834
-----------------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES - 0.01%
SmarTone Telecommunications Holdings Ltd.                        91,500  $        105,578
Total Hong Kong Common Stocks                                                  11,499,654
-----------------------------------------------------------------------------------------
INDONESIA - 0.21%
AUTOMOBILES - 0.21%
PT Astra International Tbk                                    1,363,500         1,495,001
-----------------------------------------------------------------------------------------
IRELAND - 0.77%
BANKS - 0.66%
Allied Irish Banks PLC                                           68,214         1,356,035
Anglo Irish Bank Corp PLC                                       124,838         3,039,844
Bank of Ireland                                                  10,400           165,395
                                                                                4,561,274
-----------------------------------------------------------------------------------------
CONSTRUCTION MATERIALS - 0.11%
CRH PLC                                                          28,451           753,985
Total Ireland Common Stocks                                                     5,315,259
-----------------------------------------------------------------------------------------
ITALY - 4.49%
AUTOMOBILES - 0.00%
Fiat SpA*                                                         2,100            17,410
-----------------------------------------------------------------------------------------
BANKS - 1.88%
Banca Intesa SpA                                              1,835,714         8,524,865
Banca Nazionale del Lavoro SpA* (1)                              46,515           125,059
Banco Popolare di Verona e Novara                                11,300           216,975
UniCredito Italiano SpA                                         760,713         4,184,667
                                                                               13,051,566
-----------------------------------------------------------------------------------------
CONSTRUCTION MATERIALS - 0.14%
Buzzi Unicem SpA                                                 57,465           937,105
-----------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.76%
Telecom Italia SpA                                            1,601,062         5,284,915
-----------------------------------------------------------------------------------------
ELECTRIC UTILITIES - 0.02%
Enel SpA                                                         17,920           168,423
-----------------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE - 0.35%
Autogrill SpA*                                                  151,001         2,409,289
-----------------------------------------------------------------------------------------
INSURANCE - 0.09%
Assicurazioni Generali SpA                                       19,318           639,370
-----------------------------------------------------------------------------------------
MEDIA - 0.12%
Mediaset SpA                                                     56,937           793,414
Seat Pagine Gialle SpA*                                          33,593            14,670
                                                                                  808,084
-----------------------------------------------------------------------------------------
OIL & GAS - 0.96%
ENI SpA*                                                        275,007         6,682,166
-----------------------------------------------------------------------------------------
TRANSPORTATION INFRASTRUCTURE - 0.17%
Autostrade SpA*                                                  40,765         1,177,565
Total Italy Common Stocks                                                      31,175,893
-----------------------------------------------------------------------------------------

                                                              NUMBER OF
SECURITY DESCRIPTION                                            SHARES         VALUE
-----------------------------------------------------------------------------------------
JAPAN - 19.71%
AIR FREIGHT & COURIERS - 0.06%
Yamato Transport Co. Ltd.                                        30,000  $        449,761
-----------------------------------------------------------------------------------------
AUTO COMPONENTS - 0.47%
Denso Corp.                                                     125,000         3,250,205
-----------------------------------------------------------------------------------------
AUTOMOBILES - 1.51%
Honda Motor Co. Ltd.                                             31,200         1,637,582
Nissan Motor Co. Ltd.                                            88,400           935,653
Suzuki Motor Corp.                                                5,700           104,353
Toyota Motor Corp.                                              200,600         7,814,199
                                                                               10,491,787
-----------------------------------------------------------------------------------------
BANKS - 1.26%
77 Bank Ltd.                                                      7,000            50,747
Bank of Fukuoka Ltd. (1)                                         20,000           127,785
Bank of Kyoto Ltd. (1)                                           40,000           345,657
Bank of Yokohama Ltd.                                           285,000         1,798,898
Chiba Bank Ltd.                                                  39,000           258,605
Chugoku Bank Ltd.                                                22,000           278,788
Joyo Bank Ltd.                                                   47,000           246,687
Mitsubishi Tokyo Financial Group, Inc.                              130         1,227,683
Sumitomo Mitsui Financial Group, Inc.                               110           771,930
Sumitomo Trust & Banking Co. Ltd.                               390,000         2,650,138
Suruga Bank Ltd.                                                  3,000            24,764
UFJ Holdings, Inc.*                                                 164           981,258
                                                                                8,762,940
-----------------------------------------------------------------------------------------
BEVERAGES - 0.11%
Asahi Breweries Ltd.                                             32,300           403,691
ITO EN Ltd.                                                       2,400           127,128
Kirin Brewery Co. Ltd.                                           25,000           253,250
                                                                                  784,069
-----------------------------------------------------------------------------------------
BUILDING PRODUCTS - 0.10%
Asahi Glass Co. Ltd.                                             20,000           211,106
Nippon Sheet Glass Co. Ltd.                                      12,000            51,965
PanaHome Corp.                                                   14,000            77,270
Tostem Inax Holding Corp.                                        13,000           236,992
TOTO Ltd.                                                        11,000           100,053
                                                                                  677,386
-----------------------------------------------------------------------------------------
CHEMICALS - 1.18%
Asahi Kasei Corp.                                               105,000           519,646
Daicel Chemical Industries Ltd.                                  18,000            96,564
Dainippon Ink and Chemicals, Inc.                                49,000           123,145
JSR Corp.                                                       150,000         3,189,793
Kuraray Co. Ltd.                                                 21,000           193,650
Mitsubishi Chemical Corp.                                       145,000           461,118
Mitsui Chemicals, Inc.                                           90,000  $        521,096
Shin-Etsu Chemical Co. Ltd.                                       1,200            47,557
Showa Denko K.K.                                              1,005,000         2,399,449
Sumitomo Chemical Co. Ltd.                                       29,000           150,249
Tokuyama Corp.                                                    5,000            31,173
Ube Industries Ltd.                                              41,000            74,902
Zeon Corp. (1)                                                   41,900           346,686
                                                                                8,155,028
-----------------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES - 0.06%
Benesse Corp.                                                     7,400           264,656
Nichii Gakkan Co.                                                 2,300            78,701
Secom Co. Ltd.                                                    1,300            51,771
                                                                                  395,128
-----------------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS - 0.23%
Fujitsu Ltd.                                                    119,000           692,455
NEC Electronics Corp.                                            78,000           447,847
Toshiba Corp.                                                   110,000           445,508
                                                                                1,585,810
-----------------------------------------------------------------------------------------
CONSTRUCTION & ENGINEERING - 0.11%
COMSYS Holdings Corp.                                            10,000            94,534
JGC Corp.                                                         4,000            38,355
Kurita Water Industries Ltd.                                     20,700           313,536
Nishimatsu Construction Co. Ltd. (1)                             43,000           157,528
Obayashi Corp.                                                   26,000           166,623
                                                                                  770,576
-----------------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS - 1.59%
ACOM Co. Ltd.                                                       910            64,036
Aeon Credit Service Co. Ltd.                                        500            35,184
Aiful Corp.                                                       4,900           556,996
Daiwa Securities Group Inc.                                      96,000           651,414
Hitachi Capital Corp.                                             2,100            41,409
Hokuhoku Financial Group, Inc.                                   56,000           151,564
Mizuho Financial Group, Inc.                                      1,130         5,450,389
Nomura Holdings Co. Ltd.                                         57,400           755,124
Orix Corp.                                                       24,200         3,202,339
Promise Co. Ltd.                                                  1,950           137,408
                                                                               11,045,863
-----------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.16%
Nippon Telegraph & Telephone Corp. (NTT)                            257         1,085,583
-----------------------------------------------------------------------------------------
ELECTRIC UTILITIES - 0.35%
Chubu Electric Power Co., Inc.                                    7,300           172,877
Kansai Electric Power Co., Inc.                                  14,800           287,546
Kyushu Electric Power Co., Inc.                                  33,100           655,889
-----------------------------------------------------------------------------------------

                                                              NUMBER OF
SECURITY DESCRIPTION                                            SHARES         VALUE
--------------------------------------------------------------------------------------
JAPAN - (CONTINUED)
Electric Utilities - (concluded)
Tohoku Electric Power Co., Inc.                                  11,600  $        206,536
Tokyo Electric Power Co., Inc.                                   47,700         1,138,843
                                                                                2,461,691
-----------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT - 0.57%
Fanuc Ltd.                                                        7,600           513,499
Fujikura Ltd.                                                       200               893
Mitsubishi Electric Corp.                                       135,000           665,507
Nitto Denko Corp.                                                 3,900           207,713
Sumitomo Electric Industries Ltd.                               233,700         2,557,135
                                                                                3,944,747
-----------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.92%
Alps Electric Co. Ltd. (1)                                       34,000           466,019
Casio Computer Co. Ltd.                                           2,200            30,856
Citizen Watch Co. Ltd.                                           28,000           254,410
Hirose Electric Co. Ltd.                                          1,000           106,230
Hitachi Chemical Co. Ltd.                                         4,800            82,169
Hitachi Ltd.                                                    490,000         3,258,615
Hoya Corp.                                                        3,300           340,351
Keyence Corp.                                                       800           183,809
Kyocera Corp.                                                    10,300           742,719
Mabuchi Motor Co. Ltd.                                            2,200           150,771
Omron Corp.                                                       4,100            99,077
Rohm Co. Ltd.                                                     4,400           401,063
TDK Corp.                                                         3,500           243,584
                                                                                6,359,673
-----------------------------------------------------------------------------------------
FOOD & DRUG RETAILING - 0.06%
FamilyMart Co. Ltd.                                               1,900            61,157
Seven-Eleven Japan Co. Ltd.                                       7,000           212,459
York-Benimaru Co. Ltd.                                            5,500           170,654
                                                                                  444,270
-----------------------------------------------------------------------------------------
FOOD PRODUCTS - 0.06%
Ajinomoto Co., Inc.                                              25,000           303,030
Katokichi Co. Ltd.                                                2,500            51,593
Nissin Food Products Co. Ltd.                                     1,500            40,017
Yamazaki Baking Co. Ltd.                                          3,000            28,679
                                                                                  423,319
-----------------------------------------------------------------------------------------
GAS UTILITIES - 0.08%
Tokyo Gas Co. Ltd. (1)                                          131,000           541,955
-----------------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES - 0.06%
Terumo Corp.                                                     15,200           440,037
-----------------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES - 0.06%
Kuraya Sanseido, Inc.                                             7,300            91,378
Suzuken Co. Ltd.                                                 12,100           321,637
                                                                                  413,015
-----------------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE - 0.02%
Namco Ltd.                                                        8,600  $        109,563
-----------------------------------------------------------------------------------------
HOUSEHOLD DURABLES - 1.00%
Daito Trust Construction Co. Ltd.                                 1,200            55,560
Daiwa House Industry Co. Ltd.                                    16,000           185,124
Matsushita Electric Industrial Co. Ltd.                         269,000         3,996,453
Matsushita Electric Works, Ltd.                                  10,000            89,218
Nintendo Co. Ltd.                                                 5,000           567,397
Sanyo Electric Co. Ltd.                                          16,000            51,655
Sekisui House Ltd.                                                4,000            46,397
Sharp Corp.                                                      15,000           230,100
Sony Corp.                                                       39,300         1,458,721
Sumitomo Forestry Co. Ltd.                                       27,000           274,032
                                                                                6,954,657
-----------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS - 0.06%
Kao Corp.                                                        18,000           419,313
Uni-Charm Corp.                                                     600            27,084
                                                                                  446,397
-----------------------------------------------------------------------------------------
INSURANCE - 0.65%
Millea Holdings, Inc.                                               235         3,248,272
Mitsui Sumitomo Insurance Co. Ltd.                               52,000           456,894
NIPPONKOA Insurance Co. Ltd.                                     44,000           291,760
Sompo Japan Insurance, Inc.                                      53,000           520,497
                                                                                4,517,423
-----------------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES - 0.02%
Softbank Corp.                                                    3,100           146,827
-----------------------------------------------------------------------------------------
IT CONSULTING & SERVICES - 0.04%
CSK Corp.                                                         2,300           104,934
Itochu Techno-Science Corp.                                       3,900           152,675
NET One Systems Co. Ltd.                                              8            31,473
                                                                                  289,082
-----------------------------------------------------------------------------------------
LEISURE EQUIPMENT & PRODUCTS - 0.07%
Fuji Photo Film Co. Ltd.                                          3,100           111,469
Konica Minolta Holdings, Inc.                                    26,000           326,712
Sega Sammy Holdings, Inc.                                           300            19,342
                                                                                  457,523
-----------------------------------------------------------------------------------------
MACHINERY - 0.63%
Daikin Industries Ltd.                                           16,300           439,582
Kubota Corp.                                                    111,000           594,403
Minebea Co. Ltd.                                                 58,000           252,844
NSK Ltd.                                                         16,000            83,051
SMC Corp.                                                         1,300           152,047
THK Co. Ltd.                                                    142,200         2,838,365
                                                                                4,360,292
-----------------------------------------------------------------------------------------

                                                              NUMBER OF
SECURITY DESCRIPTION                                            SHARES         VALUE
--------------------------------------------------------------------------------------
JAPAN - (CONTINUED)
MARINE - 0.21%
Mitsubishi Logistics Corp.                                       27,000  $        289,430
Mitsui OSK Lines Ltd. (1)                                        96,000           600,377
Nippon Yusen Kabushiki Kaisha                                   103,000           572,471
                                                                                1,462,278
-----------------------------------------------------------------------------------------
MEDIA - 0.02%
Nippon Television Network Corp.                                     700           108,463
-----------------------------------------------------------------------------------------
METALS & MINING - 0.27%
Dowa Mining Co. Ltd.                                              6,000            41,293
Hitachi Metals Ltd.                                              19,000           125,436
JFE Holdings, Inc.                                               21,600           598,173
Kobe Steel Ltd.                                                  54,000            86,125
Mitsui Mining & Smelting Co. Ltd.                                50,000           235,851
Nippon Steel Corp.                                              241,000           587,038
Nisshin Steel Co., Ltd.                                          32,000            76,091
Tokyo Steel Manufacturing Co. Ltd. (1)                            6,800           100,894
                                                                                1,850,901
-----------------------------------------------------------------------------------------
MULTI-LINE RETAIL - 0.23%
Aeon Co. Ltd.                                                     6,600           111,005
Daimaru, Inc.                                                    22,000           192,238
Hankyu Department Stores (1)                                     51,000           385,008
Isetan Co. Ltd.                                                  11,700           138,991
Ito-Yokado Co. Ltd.                                               1,800            72,205
Marui Co. Ltd.                                                   16,900           225,922
Ryohin Keikaku Co. Ltd.                                             200            10,265
Takashimaya Co. Ltd.                                             41,000           393,930
UNY Co. Ltd.                                                      4,000            46,977
                                                                                1,576,541
-----------------------------------------------------------------------------------------
OFFICE ELECTRONICS - 1.37%
Canon, Inc.                                                     175,100         9,139,626
Ricoh Co. Ltd.                                                   20,000           353,584
                                                                                9,493,210
-----------------------------------------------------------------------------------------
OIL & GAS - 0.63%
Inpex Corp.                                                         708         3,538,118
Nippon Mining Holdings, Inc.                                     77,500           392,538
Nippon Oil Corp.                                                 62,000           425,499
                                                                                4,356,155
-----------------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS - 0.04%
OJI Paper Co. Ltd.                                               46,000           259,668
-----------------------------------------------------------------------------------------
PERSONAL PRODUCTS - 0.02%
Aderans Co. Ltd.                                                  7,000           162,389
-----------------------------------------------------------------------------------------
PHARMACEUTICALS - 1.93%
Chugai Pharmaceutical Co. Ltd.                                   18,500           292,195
Dainippon Pharmaceutical Co. Ltd.                                27,000  $        260,722
Eisai Co. Ltd.                                                   61,600         2,000,638
Fujisawa Pharmaceutical Co. Ltd.                                 10,000           258,083
Sankyo Co. Ltd.                                                  30,200           672,862
Shionogi & Co. Ltd.                                              10,000           126,142
Takeda Chemical Industries Ltd.                                 202,400         9,625,518
Yamanouchi Pharmaceutical Co. Ltd.                                4,800           174,917
                                                                               13,411,077
-----------------------------------------------------------------------------------------
REAL ESTATE - 0.12%
Mitsubishi Estate Co. Ltd.                                       43,000           544,072
Mitsui Fudosan Co. Ltd.                                          17,000           211,648
Sumitomo Realty & Development Co. Ltd.                            4,000            55,986
                                                                                  811,706
-----------------------------------------------------------------------------------------
ROAD & RAIL - 0.91%
Central Japan Railway Co.                                            54           437,930
East Japan Railway Co.                                              461         2,490,928
Tokyu Corp.                                                     312,000         1,722,024
West Japan Railway Co.                                              427         1,688,106
                                                                                6,338,988
-----------------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS - 0.10%
Advantest. Corp.                                                  1,800           150,674
NEC Electronics Corp.                                               900            45,585
Seiko Epson Corp.                                                12,000           497,608
                                                                                  693,867
-----------------------------------------------------------------------------------------
SOFTWARE - 0.06%
Capcom Co. Ltd. (1)                                              12,800           123,725
Fuji Soft ABC, Inc.                                               4,500           147,891
Trend Micro, Inc.                                                 3,000           134,841
                                                                                  406,457
-----------------------------------------------------------------------------------------
SPECIALTY RETAIL - 0.30%
Autobacs Seven Co. Ltd. (1)                                       2,900            86,898
Fast Retailing Co. Ltd.                                           2,200           149,920
Shimamura Co. Ltd.                                                1,900           137,374
Yamada Denki Co. Ltd. (1)                                        41,300         1,740,544
                                                                                2,114,736
-----------------------------------------------------------------------------------------
TEXTILES & APPAREL - 0.27%
Onward Kashiyama Co. Ltd.                                       121,000         1,864,328
-----------------------------------------------------------------------------------------
TOBACCO - 0.06%
Japan Tobacco, Inc.                                                  36           382,775
-----------------------------------------------------------------------------------------
TRADING COMPANIES & DISTRIBUTORS - 0.91%
Itochu Corp.                                                    130,000           615,726
Mitsubishi Corp.                                                 16,600           195,115
-----------------------------------------------------------------------------------------

                                                              NUMBER OF
SECURITY DESCRIPTION                                            SHARES         VALUE
-----------------------------------------------------------------------------------------
JAPAN - (CONCLUDED)
TRADING COMPANIES & DISTRIBUTORS - (CONCLUDED)
Mitsui & Co. Ltd.                                               549,700  $      5,106,198
Sumitomo Corp.                                                   50,000           429,172
                                                                                6,346,211
-----------------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES - 0.77%
KDDI Corp.                                                          754         3,855,454
NTT DoCoMo, Inc.                                                    858         1,492,823
                                                                                5,348,277
-----------------------------------------------------------------------------------------
Total Japan Common Stocks                                                     136,752,634
-----------------------------------------------------------------------------------------
LUXEMBOURG - 0.53%
METALS & MINING - 0.53%
Arcelor                                                         163,675         3,652,698
-----------------------------------------------------------------------------------------
MALAYSIA - 0.72%
DIVERSIFIED FINANCIALS - 0.43%
Public Bank Berhad                                            1,427,700         3,024,470
-----------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.29%
Telekom Malaysia Berhad                                         686,600         1,987,526
Total Malaysia Common Stocks                                                    5,011,996
-----------------------------------------------------------------------------------------
NETHERLANDS - 5.26%
AIR FREIGHT & COURIERS - 0.37%
TPG N.V.                                                         94,306         2,586,501
-----------------------------------------------------------------------------------------
BANKS - 0.32%
ABN AMRO Holdings N.V.                                           81,663         2,209,939
-----------------------------------------------------------------------------------------
CHEMICALS - 0.24%
Akzo Nobel N.V.                                                  21,355           891,629
DSM N.V.                                                         11,899           739,407
                                                                                1,631,036
-----------------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES - 0.07%
Buhrmann N.V.                                                    44,661           459,921
-----------------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS - 1.20%
ING Groep N.V.                                                  287,970         8,288,462
-----------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.20%
Koninklijke (Royal) KPN N.V.                                    144,893         1,392,011
-----------------------------------------------------------------------------------------
FOOD PRODUCTS - 0.23%
Koninklijke Wessanen N.V.                                        39,012           562,446
Unilever N.V.                                                    15,987         1,041,993
                                                                                1,604,439
-----------------------------------------------------------------------------------------
HOUSEHOLD DURABLES - 0.57%
Koninklijke (Royal) Philips Electronics N.V.                    151,862         3,971,071
-----------------------------------------------------------------------------------------
INSURANCE - 0.05%
Aegon N.V.                                                       26,236           355,679
-----------------------------------------------------------------------------------------
MARINE - 0.05%
Koninklijke (Royal) P&O Nedlloyd NV                               6,338  $        317,257
-----------------------------------------------------------------------------------------
MEDIA - 0.59%
Reed Elsevier N.V.                                              284,258         3,835,135
VNU N.V.                                                          9,316           272,144
                                                                                4,107,279
-----------------------------------------------------------------------------------------
OIL & GAS - 1.24%
Royal Dutch Petroleum Co. (1)                                   148,366         8,616,080
-----------------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS - 0.07%
STMicroelectronics N.V.                                          30,106           502,332
-----------------------------------------------------------------------------------------
TRADING COMPANIES & DISTRIBUTORS - 0.06%
Hagemeyer N.V.* (1)                                             180,739           438,220
Total Netherlands Common Stocks                                                36,480,227
-----------------------------------------------------------------------------------------
NEW ZEALAND - 0.72%
CONSTRUCTION MATERIALS - 0.02%
Fletcher Building Ltd.                                           22,700           105,737
-----------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.70%
Telecom Corp. of New Zealand Ltd.                             1,112,839         4,874,997
Total New Zealand Common Stocks                                                 4,980,734
-----------------------------------------------------------------------------------------
NORWAY - 0.53%
OIL & GAS - 0.53%
Norsk Hydro ASA                                                  34,450         2,621,741
Statoil ASA                                                      68,767         1,044,507
Total Norway Common Stocks                                                      3,666,248
-----------------------------------------------------------------------------------------
PORTUGAL - 0.23%
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.09%
Portugal Telecom SGPS SA                                         52,079           644,932
-----------------------------------------------------------------------------------------
ELECTRIC UTILITIES - 0.14%
Electricidade de Portugal SA                                    315,198           928,580
Total Portugal Common Stocks                                                    1,573,512
-----------------------------------------------------------------------------------------
SINGAPORE - 1.26%
AEROSPACE & DEFENSE - 0.01%
Singapore Technologies Engineering Ltd.                          48,000            70,390
-----------------------------------------------------------------------------------------
AIRLINES - 0.02%
Singapore Airlines Ltd.                                          22,000           157,277
-----------------------------------------------------------------------------------------
BANKS - 1.06%
DBS Group Holdings Ltd.                                         271,000         2,616,278
Overseas-Chinese Banking Corp.                                  526,000         4,403,153
United Overseas Bank Ltd.                                        41,000           348,222
                                                                                7,367,653
-----------------------------------------------------------------------------------------
BEVERAGES - 0.01%
Fraser and Neave Ltd.                                             4,000            40,816
-----------------------------------------------------------------------------------------

                                                              NUMBER OF
SECURITY DESCRIPTION                                            SHARES         VALUE
-----------------------------------------------------------------------------------------
SINGAPORE - (CONCLUDED)
COMPUTERS & PERIPHERALS - 0.01%
Creative Technology Ltd.                                          2,100  $         28,486
-----------------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS - 0.02%
Keppel Corp. Ltd.                                                20,000           112,428
-----------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.05%
Singapore Telecommunications Ltd.                               235,860           367,495
-----------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.01%
Venture Corp. Ltd.                                                9,000            86,338
-----------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES - 0.01%
SembCorp Industries Ltd.                                         57,000            64,432
-----------------------------------------------------------------------------------------
MEDIA - 0.02%
Singapore Press Holdings Ltd.                                    46,750           127,401
-----------------------------------------------------------------------------------------
REAL ESTATE - 0.04%
Allgreen Properties Ltd.                                         28,000            18,477
CapitaLand Ltd. (1)                                              77,000           107,742
City Developments Ltd.                                           23,000            96,267
Keppel Land Ltd.                                                 58,000            81,510
                                                                                  303,996
-----------------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS - 0.00%
STATS ChipPAC Ltd.*                                              27,000            15,343
Total Singapore Common Stocks                                                   8,742,055
-----------------------------------------------------------------------------------------
SOUTH AFRICA - 0.46%
OIL & GAS - 0.46%
Sasol Ltd.                                                      156,761         3,170,477
-----------------------------------------------------------------------------------------
SOUTH KOREA - 0.55%
METALS & MINING - 0.55%
POSCO ADR                                                        84,900         3,820,500
-----------------------------------------------------------------------------------------
SPAIN - 5.22%
BANKS - 1.67%
Banco Bilbao Vizcaya Argentaria SA (1)                          316,408         5,328,900
Banco Santander Central Hispano SA (1)                          526,508         6,252,461
                                                                               11,581,361
-----------------------------------------------------------------------------------------
CONSTRUCTION & ENGINEERING - 0.15%
ACS Actividades de Contruccion y Servicios SA                    41,787         1,047,486
-----------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES - 1.50%
Telefonica SA                                                   570,160        10,375,518
-----------------------------------------------------------------------------------------
ELECTRIC UTILITIES - 1.40%
Iberdrola SA (1)                                                379,352         9,395,580
Union Fenosa SA                                                  10,284           277,230
                                                                                9,672,810
-----------------------------------------------------------------------------------------
IT CONSULTING & SERVICES - 0.02%
Indra Sistemas SA*                                                9,600           164,310
-----------------------------------------------------------------------------------------
METALS & MINING - 0.03%
Acerinox SA                                                      15,460  $        235,386
-----------------------------------------------------------------------------------------
OIL & GAS - 0.22%
Repsol YPF SA                                                    60,478         1,545,187
-----------------------------------------------------------------------------------------
SPECIALTY RETAIL - 0.15%
Inditex SA*                                                      35,594         1,007,777
-----------------------------------------------------------------------------------------
TOBACCO - 0.08%
Altadis SA                                                       13,048           569,452
Total Spain Common Stocks                                                      36,199,287
-----------------------------------------------------------------------------------------
SWEDEN - 2.59%
AUTOMOBILES - 0.03%
Volvo AB, B Shares                                                5,775           234,334
-----------------------------------------------------------------------------------------
BANKS - 0.47%
Nordea Bank AB (1)                                              326,929         3,029,872
Svenska Handelsbanken, Series A                                  10,586           250,761
                                                                                3,280,633
-----------------------------------------------------------------------------------------
BUILDING PRODUCTS - 0.42%
Assa Abloy AB, Series B                                         182,613         2,888,185
-----------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT - 0.81%
Telefonaktiebolaget LM Ericsson* (1)                          1,922,828         5,641,899
-----------------------------------------------------------------------------------------
HOUSEHOLD DURABLES - 0.06%
Electrolux AB, Series B                                          19,425           414,265
-----------------------------------------------------------------------------------------
INSURANCE - 0.01%
Skandia Forsakrings AB                                           14,433            74,782
-----------------------------------------------------------------------------------------
MACHINERY - 0.61%
Atlas Copco AB                                                   12,519           583,246
Sandvik AB (1)                                                   64,908         2,647,733
SKF AB, Series B                                                 22,255         1,024,093
                                                                                4,255,072
-----------------------------------------------------------------------------------------
MEDIA - 0.07%
Eniro AB                                                         44,800           447,253
-----------------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS - 0.04%
Svenska Cellulosa AB                                              6,600           252,696
-----------------------------------------------------------------------------------------
SPECIALTY RETAIL - 0.07%
Hennes & Mauritz AB                                              13,700           451,984
Total Sweden Common Stocks                                                     17,941,103
-----------------------------------------------------------------------------------------
SWITZERLAND - 4.83%
BANKS - 1.03%
Credit Suisse Group*                                            177,438         7,143,802
-----------------------------------------------------------------------------------------
CHEMICALS - 0.19%
Ciba Specialty Chemicals AG*                                      9,410           680,117
Syngenta AG*                                                      5,969           642,352
                                                                                1,322,469
-----------------------------------------------------------------------------------------

                                                              NUMBER OF
SECURITY DESCRIPTION                                            SHARES         VALUE
-----------------------------------------------------------------------------------------
SWITZERLAND - (CONCLUDED)
ELECTRICAL EQUIPMENT - 0.01%
ABB Ltd.*                                                        12,600  $         69,334
-----------------------------------------------------------------------------------------
FOOD PRODUCTS - 0.55%
Nestle SA                                                        14,403         3,781,015
-----------------------------------------------------------------------------------------
INSURANCE - 0.09%
Swiss Reinsurance*                                                9,323           637,745
-----------------------------------------------------------------------------------------
INSURANCE--MULTILINE - 1.27%
Baloise Holding AG                                               66,983         3,153,301
Zurich Financial Services AG                                     34,006         5,656,699
                                                                                8,810,000
-----------------------------------------------------------------------------------------
MEDICAL PRODUCTS - 0.05%
Synthes, Inc.*                                                    3,030           347,233
-----------------------------------------------------------------------------------------
PHARMACEUTICALS - 1.44%
Novartis AG (1)                                                  60,470         2,900,118
Roche Holdings AG                                                   800            97,467
Roche Holding Genussehein AG*                                    65,884         7,018,018
                                                                               10,015,603
-----------------------------------------------------------------------------------------
SPECIALTY RETAIL - 0.20%
Compagnie Financiere Richemont AG*                               44,947         1,406,839
Total Switzerland Common Stocks                                                33,534,040
-----------------------------------------------------------------------------------------
TAIWAN - 0.25%
SEMICONDUCTOR EQUIPMENT & PRODUCTS - 0.25%
Vanguard International Semiconductor Corp.*                   2,365,000         1,709,191
-----------------------------------------------------------------------------------------
THAILAND - 0.49%
BANKS - 0.26%
Bangkok Bank PCL Public Co. (1)                                 611,700         1,840,176
-----------------------------------------------------------------------------------------
CONSTRUCTION MATERIALS - 0.23%
TPI Polene Public Co. Ltd.*                                   1,810,100         1,584,307
Total Thailand Common Stocks                                                    3,424,483
-----------------------------------------------------------------------------------------
UNITED KINGDOM - 23.47%
AEROSPACE & DEFENSE - 0.14%
BAE Systems PLC                                                 178,059           824,479
Cobham PLC                                                        5,687           143,303
                                                                                  967,782
-----------------------------------------------------------------------------------------
AIR FREIGHT & COURIERS - 0.01%
Exel PLC                                                          2,992            45,202
-----------------------------------------------------------------------------------------
AUTO COMPONENTS - 0.37%
GKN PLC                                                         566,104         2,597,248
-----------------------------------------------------------------------------------------
BANKS - 5.31%
Barclays PLC                                                    210,258         2,308,022
HBOS PLC                                                        427,627         6,827,417
HSBC Holdings PLC                                               727,747        12,058,313
Lloyds TSB Group PLC                                            731,023  $      6,842,203
Royal Bank of Scotland Group PLC                                264,190         8,774,858
                                                                               36,810,813
-----------------------------------------------------------------------------------------
BEVERAGES - 0.20%
Diageo PLC                                                       68,287           931,839
SABMiller PLC                                                    31,814           488,135
                                                                                1,419,974
-----------------------------------------------------------------------------------------
CHEMICALS - 0.49%
BOC Group PLC                                                   156,118         2,891,538
Imperial Chemical Industries PLC                                115,186           512,715
                                                                                3,404,253
-----------------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES - 0.49%
Brambles Industries PLC                                         545,100         2,822,168
Bunzl PLC                                                        40,600           339,613
Rentokil Initial PLC                                             79,957           229,226
                                                                                3,391,007
-----------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT - 0.32%
Marconi Corp. PLC*                                              183,862         2,233,183
-----------------------------------------------------------------------------------------
CONSTRUCTION MATERIALS - 0.14%
BPB PLC                                                          57,300           559,550
Hanson PLC                                                       46,100           430,616
                                                                                  990,166
-----------------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS - 0.13%
3i Group PLC                                                     43,614           575,000
Amvescap PLC                                                     18,679           122,602
Man Group PLC                                                     8,852           227,062
                                                                                  924,664
-----------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.12%
BT Group PLC                                                    211,728           830,627
-----------------------------------------------------------------------------------------
ELECTRIC UTILITIES - 0.34%
International Power PLC*                                         43,016           136,302
National Grid Transco PLC                                        99,118           965,110
Scottish & Southern Energy PLC                                   34,135           572,678
Scottish Power PLC                                               87,099           692,429
                                                                                2,366,519
-----------------------------------------------------------------------------------------
FOOD & DRUG RETAILING - 1.52%
Boots Group PLC                                                 428,735         5,389,562
Tesco PLC                                                       881,189         5,123,143
                                                                               10,512,705
-----------------------------------------------------------------------------------------
FOOD PRODUCTS - 0.67%
Cadbury Schweppes PLC                                            91,812           823,406
Unilever PLC                                                    401,048         3,812,337
                                                                                4,635,743
-----------------------------------------------------------------------------------------

                                                              NUMBER OF
SECURITY DESCRIPTION                                            SHARES         VALUE
-----------------------------------------------------------------------------------------
UNITED KINGDOM - (CONTINUED)
GAS UTILITIES - 0.08%
Centrica PLC                                                    123,058  $       541,372
-----------------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES - 0.03%
Alliance Unichem PLC                                             13,542           191,562
-----------------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE - 0.95%
Carnival PLC                                                      2,542           152,656
Compass Group PLC                                                18,532            84,237
Enterprise Inns PLC                                              22,303           313,600
Hilton Group PLC                                                 50,091           279,178
Intercontinental Hotels Group PLC                               186,450         2,347,349
Mitchells & Butlers PLC                                         321,752         1,973,799
Punch Taverns PLC                                                19,064           240,729
Rank Group PLC                                                   71,984           363,861
Whitbread PLC                                                    26,982           448,347
William Hill PLC                                                 34,019           372,467
                                                                                6,576,223
-----------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS - 0.13%
Reckitt Benckiser PLC                                            29,915           889,785
-----------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES - 0.04%
Cookson Group PLC*                                              131,991            88,999
Tomkins PLC                                                      39,592           201,994
                                                                                  290,993
-----------------------------------------------------------------------------------------
INSURANCE - 0.65%
Aviva PLC                                                       273,929         3,280,772
Legal & General Group PLC                                       242,582           526,164
Prudential PLC                                                   42,953           372,663
Royal & Sun Alliance Insurance Group                            209,802           339,319
                                                                                4,518,918
-----------------------------------------------------------------------------------------
INTERNET & CATALOG RETAIL - 0.11%
Gus PLC                                                          40,290           732,552
-----------------------------------------------------------------------------------------
IT CONSULTING & SERVICES - 0.02%
LogicaCMG PLC                                                    34,662           115,389
-----------------------------------------------------------------------------------------
MARINE - 0.08%
Peninsular and Oriental Steam Navigation Co.                     93,429           541,865
-----------------------------------------------------------------------------------------
MEDIA - 0.71%
British Sky Broadcasting Group PLC                               39,100           416,668
Emap PLC                                                         27,756           445,503
ITV PLC                                                         197,467           434,826
Pearson PLC                                                       6,700            77,843
Reed Elsevier PLC                                                31,300           284,843
Reuters Group                                                    69,900           525,046
United Business Media PLC                                        13,530           138,057
WPP Group PLC                                                   239,825         2,612,227
                                                                                4,935,013
-----------------------------------------------------------------------------------------
METALS & MINING - 1.80%
Anglo American PLC                                               44,709  $      1,038,891
BHP Billiton PLC                                                245,431         3,041,299
Rio Tinto PLC                                                   161,680         5,031,583
Xstrata PLC                                                     194,522         3,393,711
                                                                               12,505,484
-----------------------------------------------------------------------------------------
MULTI-LINE RETAIL - 0.11%
Marks & Spencer Group PLC                                        53,063           361,296
Next PLC                                                         14,020           415,421
                                                                                  776,717
-----------------------------------------------------------------------------------------
MULTI-UTILITIES - 0.03%
AWG PLC                                                          14,668           232,388
-----------------------------------------------------------------------------------------
OIL & GAS - 3.83%
BG Group PLC                                                    754,893         5,150,606
BP PLC                                                        1,134,530        11,191,339
Cairn Energy PLC*                                                83,435         1,749,917
Shell Transportation & Trading Co. PLC                          973,034         8,506,328
                                                                               26,598,190
-----------------------------------------------------------------------------------------
PHARMACEUTICALS - 2.45%
Astra Zeneca PLC                                                 59,946         2,249,975
GlaxoSmithKline PLC                                             664,934        14,736,039
                                                                               16,986,014
-----------------------------------------------------------------------------------------
REAL ESTATE - 0.05%
Berkeley Group Holdings PLC                                       1,913            29,983
British Land Co. PLC                                             10,314           167,492
Hammerson PLC                                                     6,811           108,872
Slough Estates PLC                                                6,875            66,294
                                                                                  372,641
-----------------------------------------------------------------------------------------
SOFTWARE - 0.04%
Sage Group PLC                                                   82,000           305,454
-----------------------------------------------------------------------------------------
SPECIALTY RETAIL - 0.17%
Dixons Group PLC                                                119,655           357,705
Kingfisher PLC                                                   98,174           564,756
Travis Perkins PLC                                                7,872           286,554
                                                                                1,209,015
-----------------------------------------------------------------------------------------
TOBACCO - 0.18%
British America Tobacco PLC                                      44,558           773,175
Imperial Tobacco Group PLC                                       16,775           440,419
                                                                                1,213,594
-----------------------------------------------------------------------------------------
TRADING COMPANIES & DISTRIBUTORS - 0.11%
Wolseley PLC                                                     37,688           780,850
-----------------------------------------------------------------------------------------
TRANSPORTATION INFRASTRUCTURE - 0.01%
BAA PLC                                                           3,859            45,418
-----------------------------------------------------------------------------------------

                                                              NUMBER OF
SECURITY DESCRIPTION                                            SHARES         VALUE
--------------------------------------------------------------------------------------
UNITED KINGDOM - (CONCLUDED)
WIRELESS TELECOMMUNICATION SERVICES - 1.64%
Vodafone Group PLC                                            4,398,809  $     11,366,324
Total United Kingdom Common Stocks                                            162,855,647
-----------------------------------------------------------------------------------------
Total Common Stocks (cost - $577,748,196)                                     673,469,400
-----------------------------------------------------------------------------------------
PREFERRED STOCKS - 0.15%
GERMANY - 0.15%
HEALTH CARE PROVIDERS & SERVICES - 0.03%
Fresenius AG                                                      2,020           204,992
-----------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS - 0.08%
Henkel KGaA                                                       6,057           543,218
-----------------------------------------------------------------------------------------
MEDIA - 0.04%
ProSieben SAT.1 Media AG                                         17,642           324,491
Total Preferred Stocks (cost - $973,969)                                        1,072,701
-----------------------------------------------------------------------------------------
INVESTMENT COMPANY - 0.03%
AUSTRALIA - 0.03%
REAL ESTATE - 0.03%
Macquarie Infrastructure Group
  (cost - $132,603)                                              58,300  $        172,134
-----------------------------------------------------------------------------------------

                                                              NUMBER OF
                                                              WARRANTS
-----------------------------------------------------------------------------------------
WARRANT - 0.00%
SINGAPORE - 0.00%
REAL ESTATE - 0.00%
City Developments Ltd.,
  strike price $2.50, expires 05/10/06*
  (cost - $0)                                                     2,300             6,183
-----------------------------------------------------------------------------------------

PRINCIPAL
 AMOUNT                                                            MATURITY    INTEREST
  (000)                                                              DATE       RATES         VALUE
------------------------------------------------------------------------------------------------------
SHORT-TERM U.S. GOVERNMENT OBLIGATION@ - 0.07%
$        480    U.S. Treasury Bill++(cost - $479,376)              02/24/05       2.040%       479,376
REPURCHASE AGREEMENT - 3.19%
      22,117    Repurchase Agreement dated 01/31/05 with State
                 Street Bank & Trust Co., collateralized by
                 $1,509,046 U.S Treasury Bond, 12.000% due
                 08/15/13 and $21,980,684 U.S. Treasury Notes,
                 1.625% to 2.250% due 03/31/05 to 04/30/06
                 (value - $24,056,637); proceeds: $22,118,401
                 (cost - $22,117,000)                              02/01/05       2.280     22,117,000
------------------------------------------------------------------------------------------------------

 NUMBER OF
  SHARES
   (000)
------------------------------------------------------------------------------------------------------
INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LOANED - 8.70%
MONEY MARKET FUNDS+ - 8.70%
           1    AIM Liquid Assets Portfolio                                       2.273            887
      30,559    Barclays Prime Money Market Fund                                  2.363     30,559,138
         105    BlackRock Provident Institutional TempFund                        2.217        104,602
      18,228    Dreyfus Institutional Cash Advantage Fund                         2.327     18,227,965
           4    Scudder Money Market Series                                       2.240          3,616
      11,434    UBS Private Money Market Fund LLC**                               2.287     11,434,091
Total Money Market Funds (cost - $60,330,299)                                               60,330,299
------------------------------------------------------------------------------------------------------
Total Investments (cost - $661,781,443) - 109.21%                                          757,647,093
Liabilities in excess of other assets - (9.21)%                                            (63,880,825)
Net Assets - 100.00%                                                                     $ 693,766,268
------------------------------------------------------------------------------------------------------

*      Non-income producing security.
(1)    Security, or portion thereof, was on loan at January 31, 2005.
+      Interest rates shown reflect yield at January 31, 2005.
++     Entire or partial amount pledged as collateral for futures transactions.
@      Interest rate shown is discount rate at date of purchase.
ADR    American Depositary Receipt.

**     Affiliated issuer. See table below for more information.

                                                                                    INCOME
                                      PURCHASES        SALES                      EARNED FROM
                                     DURING THE      DURING THE                 AFFILIATE FOR
                                     SIX MONTHS      SIX MONTHS                 THE SIX MONTHS
       SECURITY       VALUE AT          ENDED           ENDED       VALUE AT         ENDED
      DESCRIPTION     07/31/04        01/31/05        01/31/05      01/31/05       01/31/05
----------------------------------------------------------------------------------------------
      UBS Private
     Money Market
       Fund LLC     $ 29,689,204    $ 173,615,167  $ 191,870,280  $ 11,434,091     $ 27,724
----------------------------------------------------------------------------------------------

NUMBER OF                                                                        IN         EXPIRATION       UNREALIZED
CONTRACTS      CURRENCY           CONTRACTS TO RECEIVE                      EXCHANGE FOR       DATES        APPRECIATION
------------------------------------------------------------------------------------------------------------------------
FUTURES CONTRACTS
       21        EUR      Dow Jones Euro STOXX 50 Futures                   $   620,123       March 2005     $ 11,233
       45        GBP      Financial Times Stock Exchange 100 Index Futures    2,167,850       March 2005        7,261
        8        HKD      Hang Seng Stock Index Futures                       5,436,520    February 2005        5,933
       14        AUD      SPI 200 Index Futures                               1,413,384       March 2005       12,683
                                                                                                             $ 37,110
------------------------------------------------------------------------------------------------------------------------

FORWARD FOREIGN CURRENCY CONTRACTS

                                                                                                       UNREALIZED
                                                        CONTRACTS TO         IN           MATURITY    APPRECIATION
                                                           DELIVER      EXCHANGE FOR        DATES    (DEPRECIATION)
-------------------------------------------------------------------------------------------------------------------
Euro Dollar                                               1,981,015    USD   2,614,891     04/11/05       $  26,482
Japanese Yen                                            198,926,028    USD   1,932,672     04/11/05           3,134
Pound Sterling                                              985,167    USD   1,846,874     04/11/05          (1,479)
Pound Sterling                                           10,058,500    USD  18,867,935     04/29/05          13,445
United States Dollar                                      1,231,922    CHF   1,441,928     04/11/05         (12,343)
United States Dollar                                      2,798,586    GBP   1,503,016     04/11/05          21,345
United States Dollar                                        893,517    JPY  93,084,830     04/11/05           9,385
                                                                                                          $  59,969
-------------------------------------------------------------------------------------------------------------------

CURRENCY TYPE ABBREVIATIONS:
AUD    Australian Dollar
CHF    Swiss Franc
EUR    Euro Dollar
GBP    Great Britain Pounds
HKD    Hong Kong Dollar
JPY    Japanese Yen
USD    U.S. Dollars

                 See accompanying notes to financial statements

UBS PACE SELECT ADVISORS TRUST

PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS
PORTFOLIO OF INVESTMENTS - JANUARY 31, 2005 (UNAUDITED)

COMMON STOCKS - 88.62%

                                                              NUMBER OF
SECURITY DESCRIPTION                                            SHARES         VALUE
-----------------------------------------------------------------------------------------
ARGENTINA - 1.00%
ENERGY EQUIPMENT - 1.00%
Tenaris SA, ADR (1)                                              39,183  $      1,931,722
-----------------------------------------------------------------------------------------
BRAZIL - 5.35%
BANKS - 0.76%
Banco Itau Holding Financiera SA, ADR                             9,800           733,432
Unibanco - Uniao de Bancos Brasileiros SA, GDR                   24,100           742,039
                                                                                1,475,471
-----------------------------------------------------------------------------------------
FOOD & DRUG RETAILING - 0.37%
Companhia Brasileira de Distribuicao Grupo Pao
  de Acucar, ADR                                                 32,300           712,861
-----------------------------------------------------------------------------------------
INSURANCE - 0.14%
Porto Seguro SA                                                  32,500           261,266
-----------------------------------------------------------------------------------------
METALS & MINING - 1.28%
Companhia Siderurgica Nacional SA                                86,500         1,730,991
Companhia Vale do Rio Doce (CVRD), ADR                           29,900           752,284
                                                                                2,483,275
-----------------------------------------------------------------------------------------
OIL & GAS - 0.79%
Petroleo Brasileiro SA - Petrobras (1)                           37,422         1,521,204
-----------------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS - 0.99%
Votorantim Celulose e Papel SA, ADR (1)                         130,250         1,905,557
-----------------------------------------------------------------------------------------
TRANSPORTATION INFRASTRUCTURE - 0.34%
Companhia de Concessoes Rodoviarias (CCR)                        32,900           660,262
-----------------------------------------------------------------------------------------
WATER UTILITIES - 0.68%
Companhia de Saneamento Basico do
  Estado de Sao Paulo-SABESP                                  2,140,000           112,946
Companhia de Saneamento Basico do
  Estado de Sao Paulo-SABESP, ADR (1)*                           91,400         1,205,566
                                                                                1,318,512
-----------------------------------------------------------------------------------------
Total Brazil Common Stocks                                                     10,338,408
-----------------------------------------------------------------------------------------
CHILE - 0.99%
BANKS - 0.60%
Banco Santander Chile SA, ADR                                    35,700         1,154,895
-----------------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS - 0.39%
Administradora de Fondos de Pensiones
  Provida SA                                                    430,457           761,936
Total Chile Common Stocks                                                       1,916,831
-----------------------------------------------------------------------------------------
CHINA - 5.99%
BUILDING PRODUCTS - 0.37%
Asia Aluminum Holdings Ltd.                                   7,046,000           713,642
-----------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES - 1.55%
China Telecom Corp. Ltd.                                      8,040,000         2,989,269
-----------------------------------------------------------------------------------------
METALS & MINING - 1.00%
Jiangxi Copper Co. Ltd.                                       2,238,000  $      1,197,919
Yanzhou Coal Mining Co. Ltd. (1)                                514,000           728,176
                                                                                1,926,095
-----------------------------------------------------------------------------------------
OIL & GAS - 0.49%
CNOOC Ltd.                                                    1,811,000           957,753
-----------------------------------------------------------------------------------------
ROAD & RAIL - 0.47%
Guangshen Railway Co. Ltd.                                    2,280,000           913,473
-----------------------------------------------------------------------------------------
TEXTILES & APPAREL - 0.87%
Fountain Set (Holdings) Ltd. (1)                              1,404,000           886,511
Texwinca Holdings Ltd.                                          908,000           797,421
                                                                                1,683,932
-----------------------------------------------------------------------------------------
TRANSPORTATION INFRASTRUCTURE - 1.24%
Beijing Capital International Airport Co. Ltd.                1,054,000           449,307
China Merchants Holdings International Co. Ltd.                 254,000           499,865
Zhejiang Expressway Co. Ltd.                                  2,030,000         1,444,442
                                                                                2,393,614
-----------------------------------------------------------------------------------------
Total China Common Stocks                                                      11,577,778
-----------------------------------------------------------------------------------------
CROATIA - 0.66%
PHARMACEUTICALS - 0.66%
Pliva d.d., GDR                                                  99,308         1,266,177
-----------------------------------------------------------------------------------------
CZECH REPUBLIC - 0.51%
TOBACCO - 0.51%
Philip Morris CR A.S                                              1,229           982,810
-----------------------------------------------------------------------------------------
EGYPT - 1.26%
WIRELESS TELECOMMUNICATION SERVICES - 1.26%
Egyptian Co. for Mobile Services (MobiNil)                       84,312         2,429,515
-----------------------------------------------------------------------------------------
ESTONIA - 1.28%
BANKS - 0.37%
Hansabank Ltd.                                                   54,056           705,351
-----------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.91%
AS Eesti Telekom                                                180,551         1,767,533
Total Estonia Common Stocks                                                     2,472,884
-----------------------------------------------------------------------------------------
HONG KONG - 0.91%
OIL & GAS - 0.24%
China Resources Power Holdings Co. Ltd.                         954,000           461,718
-----------------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS - 0.67%
Solomon Systech International Ltd.                            4,760,000         1,296,812
-----------------------------------------------------------------------------------------
Total Hong Kong Common Stocks                                                   1,758,530
-----------------------------------------------------------------------------------------

                                                              NUMBER OF
SECURITY DESCRIPTION                                            SHARES          VALUE
-----------------------------------------------------------------------------------------
HUNGARY - 1.96%
BANKS - 0.39%
OTP Bank Rt.                                                     11,671  $        377,633
OTP Bank Rt., ADR (1)(2)                                          5,800           374,100
                                                                                  751,733
-----------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.67%
Magyar Tavkozlesi Rt. (Matav)                                   278,038         1,291,516
-----------------------------------------------------------------------------------------
OIL & GAS - 0.35%
MOL Magyar Olaj-es Gazipari Rt                                   10,102           674,646
-----------------------------------------------------------------------------------------
PHARMACEUTICALS - 0.55%
Gedeon Richter Ltd.                                               3,177           416,668
Gedeon Richter Ltd., ADR (2)                                      4,814           643,872
                                                                                1,060,540
-----------------------------------------------------------------------------------------
Total Hungary Common Stocks                                                     3,778,435
-----------------------------------------------------------------------------------------
INDIA - 3.55%
CONSTRUCTION & ENGINEERING - 0.45%
Larsen & Toubro Ltd., GDR (1)                                    39,300           880,320
-----------------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS - 0.42%
ICICI Bank Ltd.                                                  15,000           123,903
ICICI Bank Ltd., ADR                                             34,750           683,533
                                                                                  807,436
-----------------------------------------------------------------------------------------
GAS UTILITIES - 0.70%
Gail India Ltd., GDR                                             42,800         1,353,764
-----------------------------------------------------------------------------------------
METALS & MINING - 0.59%
Vedanta Resources PLC                                           147,067         1,136,576
-----------------------------------------------------------------------------------------
PHARMACEUTICALS - 0.80%
Ranbaxy Laboratories Ltd.                                        19,700           489,601
Ranbaxy Laboratories Ltd., GDR                                   43,297         1,062,941
                                                                                1,552,542
-----------------------------------------------------------------------------------------
TOBACCO - 0.59%
ITC Ltd. (1)                                                     36,900         1,139,856
Total India Common Stocks                                                       6,870,494
-----------------------------------------------------------------------------------------
INDONESIA - 2.43%
BANKS - 0.35%
PT Bank Danamon Indonesia TBK                                 1,505,000           685,509
-----------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.78%
PT Telekomunikasi Indonesia, Series B                         2,880,661         1,508,529
-----------------------------------------------------------------------------------------
METALS & MINING - 0.41%
PT Bumi Resources TBK                                         7,833,500           786,256
-----------------------------------------------------------------------------------------
TOBACCO - 0.89%
PT Hanjaya Mandala Sampoerna TBK                              2,112,500         1,717,011
Total Indonesia Common Stocks                                                   4,697,305
-----------------------------------------------------------------------------------------
ISRAEL - 1.95%
BANKS - 1.04%
Bank Hapoalim Ltd.                                              555,417  $      2,004,617
-----------------------------------------------------------------------------------------
CHEMICALS - 0.10%
Israel Chemicals Ltd.                                            82,862           192,514
-----------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.33%
Orbotech Ltd.*                                                   31,100           649,990
-----------------------------------------------------------------------------------------
SOFTWARE - 0.48%
Retalix Ltd. (1)*                                                41,300           921,403
Total Israel Common Stocks                                                      3,768,524
-----------------------------------------------------------------------------------------
MALAYSIA - 5.99%
BANKS - 2.03%
CIMB Berhad                                                     661,000           991,500
Hong Leong Bank Berhad                                          926,200         1,340,553
Public Bank Berhad                                              774,600         1,586,502
                                                                                3,918,555
-----------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.61%
Telekom Malaysia Berhad                                         407,200         1,178,737
-----------------------------------------------------------------------------------------
ELECTRIC UTILITIES - 0.27%
Tenaga Nasional Berhad                                          188,000           529,368
-----------------------------------------------------------------------------------------
GAMING - 0.73%
Tanjong Public Co. Ltd.                                         370,700         1,424,269
-----------------------------------------------------------------------------------------
MARINE - 1.13%
Malaysia International Shipping Co. Berhad                      536,600         2,185,411
-----------------------------------------------------------------------------------------
REAL ESTATE - 0.51%
SP Setia Berhad                                                 846,300           979,926
-----------------------------------------------------------------------------------------
TRANSPORTATION INFRASTRUCTURE - 0.71%
PLUS (Projek Lebuhraya Utara Selatan)
  Expressways Berhad                                          1,890,600         1,368,197
Total Malaysia Common Stocks                                                   11,584,463
-----------------------------------------------------------------------------------------
MEXICO - 7.03%
BANKS - 0.78%
Grupo Financiero Banorte SA de C.V., Series O                   235,662         1,512,674
-----------------------------------------------------------------------------------------
BEVERAGES - 0.49%
Grupo Continential SA (1)                                       519,700           947,478
-----------------------------------------------------------------------------------------
CONSTRUCTION MATERIALS - 1.09%
Cemex SA de C.V., ADR (1)                                        56,319         2,110,836
-----------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.92%
Telefonos de Mexico SA de C.V., ADR (1)                          47,600         1,773,100
-----------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS - 0.62%
Kimberly-Clark de Mexico SA de C.V., Series A                   367,100         1,196,503
-----------------------------------------------------------------------------------------

                                                              NUMBER OF
SECURITY DESCRIPTION                                            SHARES         VALUE
-----------------------------------------------------------------------------------------
MEXICO - (CONCLUDED)
INDUSTRIAL CONGLOMERATES - 0.71%
Grupo Carso SA de C.V., Series A1 (1)                           246,432  $      1,375,291
-----------------------------------------------------------------------------------------
MEDIA - 0.43%
TV Azteca SA de C.V., ADR (1)                                    90,000           832,500
-----------------------------------------------------------------------------------------
METALS & MINING - 0.46%
Hylsamex SA de C.V., Class L*                                   294,500           890,038
-----------------------------------------------------------------------------------------
MULTI-LINE RETAIL - 0.46%
Wal-Mart de Mexico SA de C.V., Series V                         257,400           886,914
-----------------------------------------------------------------------------------------
TRANSPORTATION INFRASTRUCTURE - 0.24%
Grupo Aeroportuario del Sureste SA de C.V., ADR                  17,600           468,336
-----------------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES - 0.83%
America Movil SA de C.V., ADR, Series L (1)                      30,096         1,596,894
Total Mexico Common Stocks                                                     13,590,564
-----------------------------------------------------------------------------------------
MOROCCO - 0.01%
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.01%
Maroc Telecom*                                                    2,360            23,923
-----------------------------------------------------------------------------------------
NETHERLANDS - 0.65%
BEVERAGES - 0.65%
Efes Breweries International, GDR (1)*                           39,000         1,253,070
-----------------------------------------------------------------------------------------
PANAMA - 0.82%
BANKS - 0.82%
Banco Latinoamericano de Exportaciones SA,
  Class E                                                        71,800         1,582,472
-----------------------------------------------------------------------------------------
POLAND - 1.09%
BANKS - 0.96%
Bank Pekao SA                                                    43,181         1,851,893
-----------------------------------------------------------------------------------------
REAL ESTATE - 0.13%
Globe Trade Centre SA*                                            8,000           262,139
Total Poland Common Stocks                                                      2,114,032
-----------------------------------------------------------------------------------------
RUSSIA - 1.81%
OIL & GAS - 1.19%
LUKOIL, ADR                                                       7,753           961,372
Surgutneftegaz, ADR (1)                                          36,000         1,346,400
                                                                                2,307,772
-----------------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES - 0.62%
AO VimpelCom, ADR*                                               33,100         1,198,220
Total Russia Common Stocks                                                      3,505,992
-----------------------------------------------------------------------------------------
SOUTH AFRICA - 11.80%
BANKS - 2.09%
ABSA Group Ltd.                                                 162,321         2,081,185
African Bank Investments Ltd.                                   697,544         1,966,892
                                                                                4,048,077
-----------------------------------------------------------------------------------------
CONTAINERS & PACKAGING - 0.56%
Nampak Ltd.                                                     423,237  $      1,086,862
-----------------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS - 0.85%
Alexander Forbes Ltd.                                           877,641         1,649,812
-----------------------------------------------------------------------------------------
FOOD PRODUCTS - 0.37%
Tiger Brands Ltd.                                                43,891           707,206
-----------------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES - 0.80%
Aspen Pharmacare Holdings Ltd.                                  413,043         1,552,897
-----------------------------------------------------------------------------------------
HOUSEHOLD DURABLES - 1.87%
Lewis Group Ltd.*                                               251,881         1,572,671
Steinhoff International Holdings Ltd.                           921,300         2,048,880
                                                                                3,621,551
-----------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES - 0.90%
Barloworld Ltd.                                                  59,900         1,043,072
Remgro Ltd.                                                      43,752           690,280
                                                                                1,733,352
-----------------------------------------------------------------------------------------
METALS & MINING - 2.18%
AngloGold Ashanti Ltd.                                           20,700           679,890
BHP Billiton PLC                                                100,800         1,233,523
Impala Platinum Holdings Ltd.                                    27,401         2,297,673
                                                                                4,211,086
-----------------------------------------------------------------------------------------
OIL & GAS - 1.47%
Sasol Ltd.                                                      139,950         2,830,476
-----------------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES - 0.71%
MTN Group Ltd.                                                  180,545         1,363,330
Total South Africa Common Stocks                                               22,804,649
-----------------------------------------------------------------------------------------
SOUTH KOREA - 15.19%
AIRLINES - 0.41%
Korean Air Co. Ltd.*                                             44,850           791,599
-----------------------------------------------------------------------------------------
AUTOMOBILES - 1.02%
Hyundai Motor Co.*                                               11,630           660,035
Kia Motors Corp.*                                               106,720         1,311,236
                                                                                1,971,271
-----------------------------------------------------------------------------------------
BANKS - 1.48%
Hana Bank                                                        44,170         1,173,703
Kookmin Bank*                                                    18,528           794,961
Woori Finance Holdings Co. Ltd.*                                 98,650           889,822
                                                                                2,858,486
-----------------------------------------------------------------------------------------
CONSTRUCTION & ENGINEERING - 0.69%
Hyundai Development Co.*                                         74,400         1,331,292
-----------------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS - 0.28%
Dongwon Financial Holding Co. Ltd.                               43,800           531,750
-----------------------------------------------------------------------------------------

                                                              NUMBER OF
SECURITY DESCRIPTION                                           SHARES          VALUE
-----------------------------------------------------------------------------------------
SOUTH KOREA - (CONCLUDED)
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.86%
KT Corp., ADR (1)                                                76,500  $      1,656,990
-----------------------------------------------------------------------------------------
ELECTRIC UTILITIES - 1.03%
Korea Electric Power Corp. (KEPCO)*                              73,260         1,985,985
-----------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT - 0.31%
KH Vatec Co. Ltd.*                                               26,120           603,651
-----------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.67%
Samsung SDI Co. Ltd.                                             11,900         1,299,659
-----------------------------------------------------------------------------------------
GAS UTILITIES - 0.98%
Korea Gas Corp.                                                  65,360         1,892,923
-----------------------------------------------------------------------------------------
HOUSEHOLD DURABLES - 0.32%
LG Electronics, Inc. (1)*                                         9,100           626,485
-----------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES - 0.94%
GS Holdings Corp.*                                               44,760           995,151
Seoul Semiconductor Co. Ltd.*                                    43,400           812,560
                                                                                1,807,711
-----------------------------------------------------------------------------------------
INTERNET & CATALOG RETAIL - 0.70%
CJ Home Shopping*                                                23,477         1,348,411
-----------------------------------------------------------------------------------------
METALS & MINING - 1.06%
INI Steel Co.*                                                  113,650         1,407,465
Pohang Iron & Steel Co. Ltd. (POSCO)                              3,570           649,249
                                                                                2,056,714
-----------------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS - 2.81%
Samsung Electronics Co. Ltd.                                     11,258         5,434,139
-----------------------------------------------------------------------------------------
TOBACCO - 0.92%
KT&G Corp.                                                       58,090         1,784,334
-----------------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES - 0.71%
SK Telecom Co. Ltd.                                               7,100         1,239,298
SK Telecom Co. Ltd., ADR                                          6,600           131,736
                                                                                1,371,034
Total South Korea Common Stocks                                                29,352,434
-----------------------------------------------------------------------------------------
TAIWAN - 9.97%
BANKS - 1.39%
E. Sun Financial Holding Co. Ltd.                             2,304,000         1,838,856
Ta Chong Bank Ltd.*                                           2,409,000           847,786
                                                                                2,686,642
-----------------------------------------------------------------------------------------
CHEMICALS - 0.51%
Taiwan Fertilizer Co. Ltd.                                      863,000           995,196
-----------------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS - 1.06%
Asustek Computer, Inc.                                          525,000         1,418,696
Ichia Technology, Inc.                                          514,424           622,320
                                                                                2,041,016
-----------------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS - 0.24%
Yuanta Core Pacific Securities Co.                              625,591  $        459,979
-----------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.94%
Chunghwa Telecom Co. Ltd.                                       330,000           663,629
Chunghwa Telecom Co. Ltd., ADR (1)                               53,200         1,151,780
                                                                                1,815,409
-----------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.75%
AU Optronics Corp.                                              793,000         1,203,516
Optimax Technology Corp.                                         97,000           238,680
                                                                                1,442,196
-----------------------------------------------------------------------------------------
FOOD & DRUG RETAILING - 0.55%
President Chain Store Corp.                                     670,000         1,073,684
-----------------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES - 0.50%
Pihsiang Machinery Mfg. Co. Ltd.                                435,000           963,629
-----------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES - 0.91%
Far Eastern Textile Ltd.                                      1,917,181         1,385,551
Far Eastern Textile Ltd., GDR (1)                                51,763           374,092
                                                                                1,759,643
-----------------------------------------------------------------------------------------
INSURANCE - 0.71%
Cathay Financial Holding Co. Ltd.                               545,000         1,070,307
Cathay Financial Holding Co. Ltd., GDR (1)                       15,917           312,928
                                                                                1,383,235
-----------------------------------------------------------------------------------------
METALS & MINING - 1.19%
China Steel Corp.                                             2,054,000         2,297,640
-----------------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS - 1.22%
Taiwan Semiconductor Manufacturing Co. Ltd.                   1,207,867         1,973,577
Taiwan Semiconductor Manufacturing
  Co. Ltd., ADR                                                  43,937           384,449
                                                                                2,358,026
-----------------------------------------------------------------------------------------
Total Taiwan Common Stocks                                                     19,276,295
-----------------------------------------------------------------------------------------
THAILAND - 4.93%
BANKS - 1.19%
Kasikornbank Public Co. Ltd. (1)*                               931,700         1,401,416
Siam City Bank Public Co. Ltd.                                1,346,900           908,180
                                                                                2,309,596
-----------------------------------------------------------------------------------------
CHEMICALS - 0.44%
Aromatics Thailand PC, NVDR*                                    499,200           860,913
-----------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.70%
Shin Corp., NVDR                                              1,196,000         1,349,222
-----------------------------------------------------------------------------------------
ELECTRIC UTILITIES - 0.44%
Ratchaburi Electricity Generating Holding
  Public Co. Ltd.                                               813,400           843,776
-----------------------------------------------------------------------------------------

                                                              NUMBER OF
SECURITY DESCRIPTION                                            SHARES         VALUE
-----------------------------------------------------------------------------------------
THAILAND - (CONCLUDED)
FOOD PRODUCTS - 0.74%
Thai Union Frozen Products Public
  Co. Ltd, NVDR (3)                                           2,013,700  $      1,423,063
-----------------------------------------------------------------------------------------
HOMEBUILDING - 0.74%
Land & Houses Public Co. Ltd, NVDR                            5,543,600         1,423,279
-----------------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES - 0.68%
Advanced Information Services Public Co. Ltd.                   474,700         1,317,243
Total Thailand Common Stocks                                                    9,527,092
-----------------------------------------------------------------------------------------
TURKEY - 1.49%
BANKS - 0.97%
Denizbank A.S.*                                                 625,370         1,873,066
-----------------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS - 0.52%
Haci Omer Sabanci Holding AS                                    238,160         1,007,566
Total Turkey Common Stocks                                                      2,880,632
Total Common Stocks (cost - $146,475,652)                                     171,285,031
-----------------------------------------------------------------------------------------
PREFERRED STOCKS - 8.90%
BRAZIL - 6.76%
BANKS - 1.02%
Itausa - Investimentos Itau SA                                1,150,000         1,980,714
-----------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.57%
Tele Norte Leste Participacoes SA, ADR (1)                       76,000         1,095,160
-----------------------------------------------------------------------------------------
ELECTRIC UTILITIES - 0.64%
Companhia Energetica de Minas
  Gerais (CEMIG)                                             56,361,731         1,244,112
-----------------------------------------------------------------------------------------
METALS & MINING - 1.48%
Caemi Mineracao e Metalurgia SA*                              1,510,000         1,389,765
Companhia Vale do Rio Doce (CVRD), Class A                       58,700         1,480,670
                                                                                2,870,435
-----------------------------------------------------------------------------------------
OIL & GAS - 2.33%
Petroleo Brasileiro SA - Petrobras                               47,130  $      1,679,293
Petroleo Brasileiro SA - Petrobras, ADR (1)                      39,628         1,420,664
Ultrapar Participacoes SA                                    71,600,000         1,394,539
                                                                                4,494,496
-----------------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS - 0.72%
Klabin SA                                                       736,340         1,386,350
Total Brazil Preferred Stocks                                                  13,071,267
-----------------------------------------------------------------------------------------
SOUTH KOREA - 2.14%
AUTOMOBILES - 0.68%
Hyundai Motor Co.*                                               40,250         1,316,809
-----------------------------------------------------------------------------------------
HOUSEHOLD DURABLES - 0.38%
LG Electronics, Inc.*                                            20,300           740,341
-----------------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS - 1.08%
Samsung Electronics Co. Ltd.                                      6,670         2,081,326
Total South Korea Preferred Stocks                                              4,138,476
-----------------------------------------------------------------------------------------
Total Preferred Stocks (cost - $13,657,007)                                    17,209,743
-----------------------------------------------------------------------------------------

                                                             NUMBER OF
                                                               RIGHTS
-------------------------------------------------------------------------------------------
RIGHTS - 0.00%
THAILAND - 0.00%
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.00%
True Corporation Public Company Ltd.
  exercise price $0.351, expires 04/03/08*#(3)
  (cost - $0)                                                   218,684                 0

PRINCIPAL
 AMOUNT                                                            MATURITY    INTEREST
  (000)                                                              DATE       RATES
------------------------------------------------------------------------------------------------------
CORPORATE BOND - 0.00%
BRAZIL - 0.00%
METALS & MINING - 0.00%
$         10    Companhia Vale do Rio Doce*(a)#(3) (cost - $0)     09/29/49       1.000%             0
REPURCHASE AGREEMENT - 1.90%
       3,680    Repurchase Agreement dated 01/31/05 with State
                 Street Bank & Trust Co., collateralized by
                 $248,094 U.S. Treasury Bonds, 12.000% due
                 08/15/13 and $3,657,025 U.S. Treasury Notes,
                 1.625% to 5.750% due 03/31/05 to 04/30/06;
                 (value - $4,002,732); proceeds: $3,680,233
                 (cost - $3,680,000)                               02/01/05       2.280      3,680,000
------------------------------------------------------------------------------------------------------

NUMBER OF
 SHARES                                                                    INTEREST
  (000)                                                                     RATES       VALUE
------------------------------------------------------------------------------------------------------
INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LOANED - 10.81%
MONEY MARKET FUNDS+ - 10.81%
++         0    AIM Liquid Assets Portfolio                                   2.273%    $          103
       4,049    Barclays Prime Money Market Fund                              2.363          4,049,268
       9,006    Dreyfus Institutional Cash Advantage Fund                     2.327          9,005,501
       7,835    UBS Private Money Market Fund LLC**                           2.287          7,835,351
Total Money Market Funds (cost - $20,890,223)                                               20,890,223
------------------------------------------------------------------------------------------------------
Total Investments (cost - $184,702,882) - 110.23%                                          213,064,997
Liabilities in excess of other assets - (10.23)%                                           (19,774,355)
Net Assets - 100.00%                                                                    $  193,290,642
------------------------------------------------------------------------------------------------------

*      Non-Income producing security.
ADR    American Depositary Receipt
GDR    Global Depositary Receipt
NVDR   Non Voting Depositary Receipt
(a)    Bond interest in default.
(1)    Security, or portion thereof, was on loan at January 31, 2005.
(2) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.53% of net assets as of January 31, 2005, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(3)    Illiquid security representing 0.74% of net assets.
+      Interest rates shown reflect yields at January 31, 2005
++     Amount represents less than 500 shares.
# Security is being fair valued by a valuation committee under the direction of the board of trustees.
**     Affiliated issuer. See table below for more information.

                                                                                   INCOME
                                       PURCHASES      SALES                      EARNED FROM
                                      DURING THE    DURING THE                 AFFILIATE FOR
                                      SIX MONTHS    SIX MONTHS                 THE SIX MONTHS
       SECURITY        VALUE AT          ENDED         ENDED       VALUE AT         ENDED
      DESCRIPTION      07/31/04        01/31/05      01/31/05      01/31/05       01/31/05
---------------------------------------------------------------------------------------------
      UBS Private
     Money Market
       Fund LLC      $ 9,580,128     $ 57,698,354  $ 59,443,131  $ 7,835,351      $ 15,770

FORWARD FOREIGN CURRENCY CONTRACTS

                                 CONTRACTS TO        IN            MATURITY     UNREALIZED
                                    DELIVER      EXCHANGE FOR        DATES     DEPRECIATION
-------------------------------------------------------------------------------------------
Czech Koruna                      29,050,500    USD   1,244,719    02/28/05     $ (16,755)
United States Dollar               1,270,523    CZK  29,050,500    02/28/05        (9,048)
                                                                                $ (25,803)
-------------------------------------------------------------------------------------------

CURRENCY TYPE ABBREVIATIONS:
CZK    Czech Koruna
USD    U.S. Dollars

                 See accompanying notes to financial statements

                      (This page intentionally left blank)

UBS PACE SELECT ADVISORS TRUST

STATEMENT OF ASSETS AND LIABILITIES
JANUARY 31, 2005 (UNAUDITED)

                                                                         UBS PACE
                                                                        GOVERNMENT       UBS PACE        UBS PACE
                                                         UBS PACE       SECURITIES     INTERMEDIATE     STRATEGIC
                                                       MONEY MARKET    FIXED INCOME    FIXED INCOME    FIXED INCOME
                                                       INVESTMENTS     INVESTMENTS     INVESTMENTS     INVESTMENTS
--------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments in unaffiliated securities, at value
  (cost - $186,641,636; $683,935,299; $392,895,100;
  $431,242,877; $255,102,131; $416,477,194;
  $1,001,655,498; $759,667,830; $365,450,701;
  $373,481,255; $650,347,352; $176,867,531,
  respectively)*                                      $  186,641,636  $  684,193,181     392,433,028  $  438,760,818
Investments in an affiliated security, at value
  (cost - $0; $84,998; $5,704,804; $0; $0; $107,482;
  $103,991,357; $85,402,025; $16,512,031;
  $77,405,052; $11,434,091; $7,835,351, respectively)             --          84,998       5,704,804              --
Cash                                                             588              --              --          33,635
Foreign currency, at value (cost - $0; $0; $396;
  $2,678,209; $0; $5,067,669; $0; $0;
  $0; $0; $1,883,737; $1,298,950, respectively)                   --              --             396       2,673,182
Receivable for investments sold                                   --     115,507,207       9,340,141       6,534,734
Receivable for shares of beneficial interest sold            807,977         648,386         552,757         741,653
Receivable for dividends and interest                        216,915       2,100,815       3,278,158       2,850,301
Unrealized appreciation of forward foreign currency
  contracts                                                       --              --           1,889          98,535
Receivable for variation margin                                   --              --              --              --
Other assets                                                  21,396          52,894          50,033          50,917
--------------------------------------------------------------------------------------------------------------------
Total assets                                             187,688,512     802,587,481     411,361,206     451,743,775
--------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Payable for investments purchased                          3,000,000     273,637,344      10,023,730      12,498,273
Payable for shares of beneficial interest repurchased      1,452,169         499,215         513,551         320,401
Dividends payable to shareholders                            127,524              --              --              --
Payable to custodian                                           3,124          49,245          93,090          43,048
Payable to affiliates                                          1,427         311,807         228,088         254,398
Investments sold short, at value (proceeds - $0;
  $36,776,562; $0; $0; $0; $0; $0;
  $0; $0; $0; $0; $0, respectively)                               --      36,907,500              --              --
Payable for cash collateral from securities loaned                --       3,885,001      19,715,292              --
Payable for interest rate swaps, net (proceeds - $0;
  $127,170; $0; $1,240,038; $0; $0; $0; $0; $0; $0;
  $0; $0, respectively)                                           --         257,544              --       4,038,761
Payable for options written, at value (premium
  received - $0; $618,956; $0; $0; $0; $0; $0; $0;
  $0; $0; $0; $0, respectively)                                   --         105,975              --              --
Payable for variation margin                                      --          44,178          19,141          77,562
Payable for foreign withholding taxes                             --              --             339              --
Unrealized depreciation of forward foreign currency
  contracts                                                       --              --              --          52,848
Accrued expenses and other liabilities                       257,376         307,860         190,346         248,473
--------------------------------------------------------------------------------------------------------------------
Total liabilities                                          4,841,620     316,005,669      30,783,577      17,533,764
--------------------------------------------------------------------------------------------------------------------
NET ASSETS:
Beneficial interest shares of $0.001 par value
  (unlimited amount authorized)                          182,847,136     480,239,422     421,517,316     433,624,758
Accumulated undistributed (distributions in excess
  of) net investment income (loss)                                --        (381,814)       (565,011)        676,019
Accumulated net realized gains (losses) from
  investments, futures, options written, short sales,
  swaps, forward foreign currency contracts and
  foreign currency transactions                                 (244)      6,085,384     (39,775,620)     (4,954,437)
Net unrealized appreciation (depreciation) of
  investments, other assets and liabilities
  denominated in foreign currency, futures, options
  written, short sales, swaps, and forward foreign
  currency contracts                                              --         638,820        (599,056)      4,863,671
--------------------------------------------------------------------------------------------------------------------
Net assets                                            $  182,846,892  $  486,581,812  $  380,577,629  $  434,210,011
--------------------------------------------------------------------------------------------------------------------

*      Includes $0; $3,723,535; $55,153,337; $0; $0; $1,922,490; $148,893,930;
       $148,958,667; $55,876,511; $123,384,973; $56,422,830; $19,451,892,
       respectively, of investments in securities on loan, at value.

+ Includes restricted cash of $3,768,110 on deposit as initial margin for futures contracts on UBS PACE Global Fixed Income Investments.

                                                         UBS PACE        UBS PACE        UBS PACE          UBS PACE
                                                         MUNICIPAL     GLOBAL FIXED      LARGE CO          LARGE CO
                                                       FIXED INCOME       INCOME       VALUE EQUITY      GROWTH EQUITY
                                                        INVESTMENTS     INVESTMENTS     INVESTMENTS       INVESTMENTS
----------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments in unaffiliated securities, at value
  (cost - $186,641,636; $683,935,299; $392,895,100;
  $431,242,877; $255,102,131; $416,477,194;
  $1,001,655,498; $759,667,830; $365,450,701;
  $373,481,255; $650,347,352; $176,867,531,
  respectively)*                                      $  261,974,687  $  443,760,384  $  1,168,259,186  $  869,044,833
Investments in an affiliated security, at value
  (cost - $0; $84,998; $5,704,804; $0; $0; $107,482;
  $103,991,357; $85,402,025; $16,512,031;
  $77,405,052; $11,434,091; $7,835,351, respectively)             --         107,482       103,991,357      85,402,025
Cash                                                              --       3,769,032+              353           1,863
Foreign currency, at value (cost - $0; $0; $396;
  $2,678,209; $0; $5,067,669; $0; $0;
  $0; $0; $1,883,737; $1,298,950, respectively)                   --       5,083,480                --              --
Receivable for investments sold                                   --      25,864,493        10,988,976      10,166,859
Receivable for shares of beneficial interest sold            265,398         560,713         1,041,105       1,014,486
Receivable for dividends and interest                      3,179,615       4,420,817           985,910         471,494
Unrealized appreciation of forward foreign currency
  contracts                                                       --       5,612,129                --              --
Receivable for variation margin                                   --              --                --              --
Other assets                                                  38,539          47,446            84,775          65,383
----------------------------------------------------------------------------------------------------------------------
Total assets                                             265,458,239     489,225,976     1,285,351,662     966,166,943
----------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Payable for investments purchased                          8,172,810      51,357,052         8,721,592      16,223,759
Payable for shares of beneficial interest repurchased        163,685         528,765         1,089,300         761,715
Dividends payable to shareholders                                 --              --                --              --
Payable to custodian                                          26,104         108,658           112,717          80,807
Payable to affiliates                                        161,498         299,039           783,703         544,203
Investments sold short, at value (proceeds - $0;
  $36,776,562; $0; $0; $0; $0; $0;
  $0; $0; $0; $0; $0, respectively)                               --              --                --              --
Payable for cash collateral from securities loaned                --         612,685       152,921,626     151,442,912
Payable for interest rate swaps, net (proceeds - $0;
  $127,170; $0; $1,240,038; $0; $0; $0; $0; $0; $0;
  $0; $0, respectively)                                           --              --                --              --
Payable for options written, at value (premium
  received - $0; $618,956; $0; $0; $0; $0; $0; $0;
  $0; $0; $0; $0, respectively)                                   --              --                --              --
Payable for variation margin                                      --              --                --              --
Payable for foreign withholding taxes                             --           1,349            12,122          18,105
Unrealized depreciation of forward foreign currency
  contracts                                                       --       4,317,615                --              --
Accrued expenses and other liabilities                       127,557         348,333           561,770         395,403
----------------------------------------------------------------------------------------------------------------------
Total liabilities                                          8,651,654      57,573,496       164,202,830     169,466,904
----------------------------------------------------------------------------------------------------------------------
NET ASSETS:
Beneficial interest shares of $0.001 par value
  (unlimited amount authorized)                          251,629,747     391,384,122     1,013,122,758     892,104,973
Accumulated undistributed (distributions in excess
  of) net investment income (loss)                             1,287      (3,355,428)          273,247         878,056
Accumulated net realized gains (losses) from
  investments, futures, options written, short sales,
  swaps, forward foreign currency contracts and
  foreign currency transactions                           (1,697,005)     14,752,464       (58,850,844)   (205,659,993)
Net unrealized appreciation (depreciation) of
  investments, other assets and liabilities
  denominated in foreign currency, futures, options
  written, short sales, swaps, and forward foreign
  currency contracts                                       6,872,556      28,871,322       166,603,671     109,377,003
----------------------------------------------------------------------------------------------------------------------
Net assets                                            $  256,806,585  $  431,652,480  $  1,121,148,832  $  796,700,039
----------------------------------------------------------------------------------------------------------------------

                                                                                                         UBS PACE
                                                         UBS PACE        UBS PACE        UBS PACE      INTERNATIONAL
                                                      SMALL/MEDIUM CO SMALL/MEDIUM CO  INTERNATIONAL EMERGING MARKETS
                                                       VALUE EQUITY    GROWTH EQUITY      EQUITY          EQUITY
                                                        INVESTMENTS     INVESTMENTS     INVESTMENTS     INVESTMENTS
---------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments in unaffiliated securities, at value
  (cost - $186,641,636; $683,935,299; $392,895,100;
  $431,242,877; $255,102,131; $416,477,194;
  $1,001,655,498; $759,667,830; $365,450,701;
  $373,481,255; $650,347,352; $176,867,531,
  respectively)*                                      $  447,979,689  $  443,836,700  $  746,213,002  $   205,229,646
Investments in an affiliated security, at value
  (cost - $0; $84,998; $5,704,804; $0; $0; $107,482;
  $103,991,357; $85,402,025; $16,512,031;
  $77,405,052; $11,434,091; $7,835,351, respectively)     16,512,031      77,405,052      11,434,091        7,835,351
Cash                                                           1,563             456           1,532            1,410
Foreign currency, at value (cost - $0; $0; $396;
  $2,678,209; $0; $5,067,669; $0; $0;
  $0; $0; $1,883,737; $1,298,950, respectively)                   --              --       1,884,086        1,299,126
Receivable for investments sold                            1,532,239         189,416       2,683,881        1,348,620
Receivable for shares of beneficial interest sold            379,418         325,684         804,852          225,935
Receivable for dividends and interest                        217,490          69,135         661,290          665,498
Unrealized appreciation of forward foreign currency
  contracts                                                       --              --          73,791               --
Receivable for variation margin                                   --              --          23,474               --
Other assets                                                  47,795          48,150          58,641           29,845
---------------------------------------------------------------------------------------------------------------------
Total assets                                             466,670,225     521,874,593     763,838,640      216,635,431
---------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Payable for investments purchased                          5,618,635         433,287       7,950,882        1,684,790
Payable for shares of beneficial interest repurchased        467,816         291,766         671,949          183,511
Dividends payable to shareholders                                 --              --              --               --
Payable to custodian                                          40,354          39,918         172,454          108,734
Payable to affiliates                                        301,418         281,406         559,526          184,250
Investments sold short, at value (proceeds - $0;
  $36,776,562; $0; $0; $0; $0; $0;
  $0; $0; $0; $0; $0, respectively)                               --              --              --               --
Payable for cash collateral from securities loaned        57,463,554     126,104,553      60,330,299       20,890,223
Payable for interest rate swaps, net (proceeds - $0;
  $127,170; $0; $1,240,038; $0; $0; $0; $0; $0; $0;
  $0; $0, respectively)                                           --              --              --               --
Payable for options written, at value (premium
  received - $0; $618,956; $0; $0; $0; $0; $0; $0;
  $0; $0; $0; $0, respectively)                                   --              --              --               --
Payable for variation margin                                      --              --              --               --
Payable for foreign withholding taxes                             --              --          60,275           91,196
Unrealized depreciation of forward foreign currency
  contracts                                                       --              --          13,822           25,803
Accrued expenses and other liabilities                       299,372         295,607         313,165          176,282
---------------------------------------------------------------------------------------------------------------------
Total liabilities                                         64,191,149     127,446,537      70,072,372       23,344,789
---------------------------------------------------------------------------------------------------------------------
NET ASSETS:
Beneficial interest shares of $0.001 par value
  (unlimited amount authorized)                          305,246,997     320,033,609     664,776,925      183,315,061
Accumulated undistributed (distributions in excess
  of) net investment income (loss)                          (329,892)     (1,448,689)       (879,842)         181,410
Accumulated net realized gains (losses) from
  investments, futures, options written, short sales,
  swaps, forward foreign currency contracts and
  foreign currency transactions                           15,032,983       5,487,691     (66,065,467)     (18,453,780)
Net unrealized appreciation (depreciation) of
  investments, other assets and liabilities
  denominated in foreign currency, futures, options
  written, short sales, swaps, and forward foreign
  currency contracts                                      82,528,988      70,355,445      95,934,652       28,247,951
---------------------------------------------------------------------------------------------------------------------
Net assets                                            $  402,479,076  $  394,428,056  $  693,766,268  $   193,290,642
---------------------------------------------------------------------------------------------------------------------

                 See accompanying notes to financial statements

                                                                                 UBS PACE
                                                                                GOVERNMENT          UBS PACE           UBS PACE
                                                              UBS PACE          SECURITIES        INTERMEDIATE        STRATEGIC
                                                            MONEY MARKET       FIXED INCOME       FIXED INCOME       FIXED INCOME
                                                            INVESTMENTS        INVESTMENTS        INVESTMENTS        INVESTMENTS
-----------------------------------------------------------------------------------------------------------------------------------
CLASS A:
Net assets                                                $             --   $    148,262,321   $     83,261,404   $     23,089,898
Shares outstanding                                                      --         11,161,529          7,190,246          1,661,823
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value per share                                 $             --   $          13.28   $          11.58   $          13.89
-----------------------------------------------------------------------------------------------------------------------------------
Maximum offering price per share                          $             --   $          13.91   $          12.13   $          14.54
-----------------------------------------------------------------------------------------------------------------------------------
CLASS B:
Net assets                                                $             --   $      6,367,542   $      2,658,178   $      3,551,527
Shares outstanding                                                      --            479,342            229,197            255,700
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value and offering price per share              $             --   $          13.28   $          11.60   $          13.89
-----------------------------------------------------------------------------------------------------------------------------------
CLASS C:
Net assets                                                $             --   $     39,169,429   $      8,892,047   $      8,399,330
Shares outstanding                                                      --          2,947,379            766,782            604,580
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value and offering price per share              $             --   $          13.29   $          11.60   $          13.89
-----------------------------------------------------------------------------------------------------------------------------------
CLASS Y:
Net assets                                                $             --   $     10,128,207   $      1,214,977   $        679,985
Shares outstanding                                                      --            762,471            104,852             48,976
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, offering price and redemption
  value per share                                         $             --   $          13.28   $          11.59   $          13.88
-----------------------------------------------------------------------------------------------------------------------------------
CLASS P:
Net assets                                                $    182,846,892   $    282,654,313   $    284,551,023   $    398,489,271
Shares outstanding                                             182,847,136         21,270,940         24,558,760         28,692,063
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, offering price and redemption
  value per share                                         $           1.00   $          13.29   $          11.59   $          13.89
-----------------------------------------------------------------------------------------------------------------------------------

                                                              UBS PACE           UBS PACE           UBS PACE           UBS PACE
                                                             MUNICIPAL         GLOBAL FIXED         LARGE CO           LARGE CO
                                                            FIXED INCOME          INCOME          VALUE EQUITY      GROWTH EQUITY
                                                            INVESTMENTS        INVESTMENTS        INVESTMENTS        INVESTMENTS
-----------------------------------------------------------------------------------------------------------------------------------
CLASS A:
Net assets                                                $    125,398,710   $    161,167,338   $    309,535,197   $     95,994,656
Shares outstanding                                               9,897,316         13,032,797         16,181,003          6,481,003
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value per share                                 $          12.67   $          12.37   $          19.13   $          14.81
-----------------------------------------------------------------------------------------------------------------------------------
Maximum offering price per share                          $          13.27   $          12.95   $          20.24   $          15.67
-----------------------------------------------------------------------------------------------------------------------------------
CLASS B:
Net assets                                                $      3,751,611   $      1,874,629   $     13,029,239   $      4,553,886
Shares outstanding                                                 296,045            151,319            679,181            317,745
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value and offering price per share              $          12.67   $          12.39   $          19.18   $          14.33
-----------------------------------------------------------------------------------------------------------------------------------
CLASS C:
Net assets                                                $     23,373,483   $      9,118,131   $     41,000,427   $     10,855,272
Shares outstanding                                               1,844,842            737,326          2,141,309            756,159
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value and offering price per share              $          12.67   $          12.37   $          19.15   $          14.36
-----------------------------------------------------------------------------------------------------------------------------------
CLASS Y:
Net assets                                                $        191,911   $     10,050,307   $     39,142,975   $     23,252,445
Shares outstanding                                                  15,140            813,333          2,043,606          1,547,598
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, offering price and redemption
  value per share                                         $          12.68   $          12.36   $          19.15   $          15.02
-----------------------------------------------------------------------------------------------------------------------------------
CLASS P:
Net assets                                                $    104,090,870   $    249,442,075   $    718,440,994   $    662,043,780
Shares outstanding                                               8,214,496         20,172,720         37,565,076         44,225,469
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, offering price and redemption
  value per share                                         $          12.67   $          12.37   $          19.13   $          14.97
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                                       UBS PACE
                                                              UBS PACE           UBS PACE           UBS PACE        INTERNATIONAL
                                                          SMALL/MEDIUM CO    SMALL/MEDIUM CO     INTERNATIONAL     EMERGING MARKETS
                                                            VALUE EQUITY      GROWTH EQUITY          EQUITY             EQUITY
                                                            INVESTMENTS        INVESTMENTS        INVESTMENTS        INVESTMENTS
-----------------------------------------------------------------------------------------------------------------------------------
CLASS A:
Net assets                                                $     53,985,005   $     62,432,930   $     97,912,165   $     14,127,870
Shares outstanding                                               2,708,396          3,864,511          6,595,371          1,043,210
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value per share                                 $          19.93   $          16.16   $          14.85   $          13.54
-----------------------------------------------------------------------------------------------------------------------------------
Maximum offering price per share                          $          21.09   $          17.10   $          15.71   $          14.33
-----------------------------------------------------------------------------------------------------------------------------------
CLASS B:
Net assets                                                $      5,714,199   $      2,577,198   $      1,008,025   $        871,205
Shares outstanding                                                 296,396            164,999             69,311             66,575
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value and offering price per share              $          19.28   $          15.62   $          14.54   $          13.09
-----------------------------------------------------------------------------------------------------------------------------------
CLASS C:
Net assets                                                $     14,317,695   $      9,027,146   $      8,374,556   $      4,392,649
Shares outstanding                                                 741,978            576,736            573,170            335,166
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value and offering price per share              $          19.30   $          15.65   $          14.61   $          13.11
-----------------------------------------------------------------------------------------------------------------------------------
CLASS Y:
Net assets                                                $      4,222,353   $      3,702,076   $     43,207,719   $      7,812,653
Shares outstanding                                                 209,653            226,636          2,912,191            571,368
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, offering price and redemption
  value per share                                         $          20.14   $          16.33   $          14.84   $          13.67
-----------------------------------------------------------------------------------------------------------------------------------
CLASS P:
Net assets                                                $    324,239,824   $    316,688,706   $    543,263,803   $    166,086,265
Shares outstanding                                              16,116,292         19,394,932         36,648,333         12,168,968
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, offering price and redemption
  value per share                                         $          20.12   $          16.33   $          14.82   $          13.65
-----------------------------------------------------------------------------------------------------------------------------------

                 See accompanying notes to financial statements

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JANUARY 31, 2005 (UNAUDITED)

                                                                               UBS PACE
                                                                              GOVERNMENT         UBS PACE          UBS PACE
                                                              UBS PACE        SECURITIES       INTERMEDIATE       STRATEGIC
                                                            MONEY MARKET     FIXED INCOME      FIXED INCOME      FIXED INCOME
                                                            INVESTMENTS       INVESTMENTS       INVESTMENTS       INVESTMENTS
-------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest (net of foreign withholding taxes of $0;
    $0; $0; $95; $0; $10,406; $0; $0; $0; $0; $0;
    $2, respectively)                                     $     1,700,951   $     7,599,166   $     7,476,476   $     8,926,492
  Dividends (net of foreign withholding taxes of $0;
    $0; $0; $0; $0; $0; $45,963; $18,105; $0; $787;
    $604,555; $261,203, respectively)                                  --                --                --                --
  Securities lending income (includes $0; $1,241;
    $10,036; $0; $0; $3,742; $21,918; $13,745;
    $5,631; $16,925; $27,724; $15,770, respectively,
    earned from an affiliated entity)                                  --             2,420            18,758                --
-------------------------------------------------------------------------------------------------------------------------------
                                                                1,700,951         7,601,586         7,495,234         8,926,492
-------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
  Investment management and administration fees                   314,373         1,689,581         1,138,626         1,448,425
  Service fees--Class A                                                --           194,803           110,803            30,476
  Service and distribution fees--Class B                               --            36,369            18,178            21,283
  Service and distribution fees--Class C                               --           153,806            35,293            32,898
  Transfer agency and related services fees                       364,421           324,265           181,054           312,943
  Reports and notices to shareholders                              82,200            48,140            25,789            36,971
  Professional fees                                                24,747            39,752            36,362            40,352
  Federal and state registration fees                              14,539            30,393            31,540            31,683
  Custody and accounting                                            8,982           144,821           113,863           123,986
  Trustees' fees                                                    6,790             8,336             7,851             7,880
  Interest expense                                                     --                --                --               622
  Other expenses                                                    9,553            18,113            14,894            15,421
-------------------------------------------------------------------------------------------------------------------------------
                                                                  825,605         2,688,379         1,714,253         2,102,940
-------------------------------------------------------------------------------------------------------------------------------
Less: Fee waivers and expense reimbursements by
  investment manager and administrator                           (286,685)         (241,524)          (22,282)          (85,707)
-------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                      538,920         2,446,855         1,691,971         2,017,233
-------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                    1,162,031         5,154,731         5,803,263         6,909,259
-------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAINS (LOSSES) FROM
  INVESTMENT ACTIVITIES:
  Net realized gains (losses) from:
    Investments (net of foreign tax expense of $0;
      $0;$0;$0;$0;$0;$0;$0;$0;$0;$0; $25,118)                         (83)        6,258,956         1,265,861          (308,580)
    Futures                                                            --           740,558           251,951         6,378,131
    Options written                                                    --           302,451            28,693            91,451
    Swaps                                                              --          (406,514)               --         2,479,056
    Forward foreign currency contracts and foreign
      currency transactions                                            --                --           265,991           669,400
-------------------------------------------------------------------------------------------------------------------------------
  Net change in unrealized appreciation/depreciation of:
    Investments                                                        --         1,394,213         1,060,824         5,339,643
    Futures                                                            --            79,667          (229,207)       (2,132,541)
    Options written                                                    --           275,912                --          (345,864)
    Short sales                                                        --           156,484                --                --
    Swaps                                                              --          (132,293)               --        (1,986,917)
    Other assets and liabilities denominated in
      foreign currency and forward foreign
      currency contracts                                               --                --          (471,824)          (70,952)
-------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gains (losses) from
  investment activities                                               (83)        8,669,434         2,172,289        10,112,827
-------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations      $     1,161,948   $    13,824,165   $     7,975,552   $    17,022,086
-------------------------------------------------------------------------------------------------------------------------------

                                                             UBS PACE          UBS PACE          UBS PACE          UBS PACE
                                                             MUNICIPAL       GLOBAL FIXED        LARGE CO          LARGE CO
                                                           FIXED INCOME         INCOME         VALUE EQUITY      GROWTH EQUITY
                                                            INVESTMENTS       INVESTMENTS       INVESTMENTS       INVESTMENTS
-------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest (net of foreign withholding taxes of $0;
    $0; $0; $95; $0; $10,406; $0; $0; $0; $0; $0;
    $2, respectively)                                     $     5,223,078   $     6,609,943   $       121,427   $       199,242
  Dividends (net of foreign withholding taxes of $0;
    $0; $0; $0; $0; $0; $45,963; $18,105; $0; $787;
    $604,555; $261,203, respectively)                                  --                --        12,633,845         4,528,230
  Securities lending income (includes $0; $1,241;
    $10,036; $0; $0; $3,742; $21,918; $13,745;
    $5,631; $16,925; $27,724; $15,770, respectively,
    earned from an affiliated entity)                                  --             7,372            41,493            24,849
-------------------------------------------------------------------------------------------------------------------------------
                                                                5,223,078         6,617,315        12,796,765         4,752,321
-------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
  Investment management and administration fees                   778,232         1,647,414         4,394,365         2,970,411
  Service fees--Class A                                           163,797           204,439           389,207           125,015
  Service and distribution fees--Class B                           21,475             9,560            89,071            26,273
  Service and distribution fees--Class C                           91,515            34,130           208,435            56,775
  Transfer agency and related services fees                        83,759           411,322           598,108           477,237
  Reports and notices to shareholders                              13,595            56,649            89,555            61,874
  Professional fees                                                37,716            41,354            38,825            37,712
  Federal and state registration fees                              27,953            31,054            37,397            36,846
  Custody and accounting                                           77,823           308,817           319,342           223,833
  Trustees' fees                                                    7,325             7,941            10,960             9,426
  Interest expense                                                     --               309                --                --
  Other expenses                                                   12,402            14,371            19,117            20,618
-------------------------------------------------------------------------------------------------------------------------------
                                                                1,315,592         2,767,360         6,194,382         4,046,020
-------------------------------------------------------------------------------------------------------------------------------
Less: Fee waivers and expense reimbursements by
  investment manager and administrator                            (90,559)         (214,623)         (617,650)         (171,755)
-------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                    1,225,033         2,552,737         5,576,732         3,874,265
-------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                    3,998,045         4,064,578         7,220,033           878,056
-------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAINS (LOSSES) FROM
  INVESTMENT ACTIVITIES:
  Net realized gains (losses) from:
    Investments (net of foreign tax expense of $0;
      $0;$0;$0;$0;$0;$0;$0;$0;$0;$0; $25,118)                     948,943         6,235,336        34,471,874        12,944,028
    Futures                                                            --         1,658,596                --                --
    Options written                                                    --             8,044                --                --
    Swaps                                                              --                --                --                --
    Forward foreign currency contracts and foreign
      currency transactions                                            --        11,217,612                --                --
-------------------------------------------------------------------------------------------------------------------------------
  Net change in unrealized appreciation/depreciation of:
    Investments                                                 1,387,975        15,719,170        60,160,584        54,112,972
    Futures                                                            --           (81,238)               --                --
    Options written                                                    --             5,478                --                --
    Short sales                                                        --                --                --                --
    Swaps                                                              --                --                --                --
    Other assets and liabilities denominated in
      foreign currency and forward foreign
      currency contracts                                               --         1,278,967               (17)               --
-------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gains (losses) from
  investment activities                                         2,336,918        36,041,965        94,632,441        67,057,000
-------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations      $     6,334,963   $    40,106,543   $   101,852,474   $    67,935,056
-------------------------------------------------------------------------------------------------------------------------------

                                                                                                                    UBS PACE
                                                             UBS PACE          UBS PACE          UBS PACE         INTERNATIONAL
                                                          SMALL/MEDIUM CO   SMALL/MEDIUM CO    INTERNATIONAL    EMERGING MARKETS
                                                           VALUE EQUITY      GROWTH EQUITY        EQUITY             EQUITY
                                                            INVESTMENTS       INVESTMENTS       INVESTMENTS        INVESTMENTS
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest (net of foreign withholding taxes of $0;
    $0; $0; $95; $0; $10,406; $0; $0; $0; $0; $0;
    $2, respectively)                                     $       183,907   $       117,621   $       186,012   $         13,175
  Dividends (net of foreign withholding taxes of $0;
    $0; $0; $0; $0; $0; $45,963; $18,105; $0; $787;
    $604,555; $261,203, respectively)                           1,804,091           605,668         5,818,936          2,090,355
  Securities lending income (includes $0; $1,241;
    $10,036; $0; $0; $3,742; $21,918; $13,745;
    $5,631; $16,925; $27,724; $15,770, respectively,
    earned from an affiliated entity)                              10,042            23,278           134,849             36,756
--------------------------------------------------------------------------------------------------------------------------------
                                                                1,998,040           746,567         6,139,797          2,140,286
--------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
  Investment management and administration fees                 1,515,572         1,468,472         2,829,667            909,381
  Service fees--Class A                                            66,467            77,780           120,970             16,411
  Service and distribution fees--Class B                           30,797            13,583             5,040              4,310
  Service and distribution fees--Class C                           70,149            45,276            40,159             20,757
  Transfer agency and related services fees                       398,613           404,702           427,206            311,616
  Reports and notices to shareholders                              45,741            50,144            61,291             40,938
  Professional fees                                                38,424            36,145            39,886             38,302
  Federal and state registration fees                              29,320            29,529            33,615             26,667
  Custody and accounting                                          113,160           109,990           472,164            289,106
  Trustees' fees                                                    7,785             7,784             8,762              6,762
  Interest expense                                                     --                --                --                274
  Other expenses                                                   16,033            14,468            24,601             19,040
--------------------------------------------------------------------------------------------------------------------------------
                                                                2,332,061         2,257,873         4,063,361          1,683,564
--------------------------------------------------------------------------------------------------------------------------------
Less: Fee waivers and expense reimbursements by
  investment manager and administrator                             (4,129)          (62,617)               --            (15,113)
--------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                    2,327,932         2,195,256         4,063,361          1,668,451
--------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                     (329,892)       (1,448,689)        2,076,436            471,835
--------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAINS (LOSSES) FROM
  INVESTMENT ACTIVITIES:
  Net realized gains (losses) from:
    Investments (net of foreign tax expense of $0;
      $0;$0;$0;$0;$0;$0;$0;$0;$0;$0;$25,118)                   30,070,444        11,003,725         9,068,449         17,443,531
    Futures                                                            --                --           (16,534)                --
    Options written                                                    --                --                --                 --
    Swaps                                                              --                --                --                 --
    Forward foreign currency contracts and foreign
      currency transactions                                            --                --        (1,076,197)          (422,407)
--------------------------------------------------------------------------------------------------------------------------------
  Net change in unrealized appreciation/depreciation of:
    Investments                                                12,195,092        41,695,876        77,315,418         23,216,574
    Futures                                                            --                --            37,110                 --
    Options written                                                    --                --                --                 --
    Short sales                                                        --                --                --                 --
    Swaps                                                              --                --                --                 --
    Other assets and liabilities denominated in
      foreign currency and forward foreign
      currency contracts                                               --                --            30,199            (28,055)
--------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gains (losses) from
  investment activities                                        42,265,536        52,699,601        85,358,445         40,209,643
--------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations      $    41,935,644   $    51,250,912   $    87,434,881   $     40,681,478
--------------------------------------------------------------------------------------------------------------------------------

                 See accompanying notes to financial statements

STATEMENT OF CHANGES IN NET ASSETS

                                                                         UBS PACE                             UBS PACE
                                                                       MONEY MARKET                     GOVERNMENT SECURITIES
                                                                       INVESTMENTS                    FIXED INCOME INVESTMENTS
                                                          -----------------------------------   -----------------------------------
                                                             FOR THE SIX                           FOR THE SIX
                                                            MONTHS ENDED          FOR THE         MONTHS ENDED          FOR THE
                                                          JANUARY 31, 2005      YEAR ENDED      JANUARY 31, 2005      YEAR ENDED
                                                             (UNAUDITED)       JULY 31, 2004       (UNAUDITED)       JULY 31, 2004
-----------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
  Net investment income                                   $      1,162,031   $        729,903   $      5,154,731   $     10,038,359
  Net realized gains (losses) from:
    Investments, futures, options written, short sales
      and swaps                                                        (83)                31          6,895,451          5,690,303
    Forward foreign currency contracts and foreign
      currency transactions                                             --                 --                 --                 --
  Net change in unrealized appreciation/depreciation of:
    Investments, futures, options written, short sales
      and swaps                                                         --                 --          1,773,983          6,678,030
    Other assets and liabilities denominated in foreign
      currency and forward foreign currency contracts                   --                 --                 --                 --
-----------------------------------------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations           1,161,948            729,934         13,824,165         22,406,692
-----------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income--Class A                                        --                 --         (1,723,114)        (4,904,702)
  Net investment income--Class B                                        --                 --            (51,939)          (220,926)
  Net investment income--Class C                                        --                 --           (342,034)        (1,039,169)
  Net investment income--Class Y                                        --                 --           (130,158)          (398,926)
  Net investment income--Class P                                (1,162,031)          (729,903)        (3,289,988)        (6,852,093)
  Net realized gains from investment activities--Class A                --                 --                 --                 --
  Net realized gains from investment activities--Class B                --                 --                 --                 --
  Net realized gains from investment activities--Class C                --                 --                 --                 --
  Net realized gains from investment activities--Class Y                --                 --                 --                 --
  Net realized gains from investment activities--Class P                --                 --                 --                 --
                                                                (1,162,031)          (729,903)        (5,537,233)       (13,415,816)
-----------------------------------------------------------------------------------------------------------------------------------
FROM BENEFICIAL INTEREST TRANSACTIONS:
  Net proceeds from the sale of shares                          98,801,521        186,974,819         52,330,187         99,043,140
  Cost of shares repurchased                                   (83,084,842)      (145,496,890)       (51,317,717)      (127,053,979)
  Proceeds from dividends reinvested                             1,063,678            674,006          4,818,125         11,318,608
-----------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets from beneficial
    interest transactions                                       16,780,357         42,151,935          5,830,595        (16,692,231)
-----------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets                         16,780,274         42,151,966         14,117,527         (7,701,355)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of period                                          166,066,618        123,914,652        472,464,285        480,165,640
  End of period                                           $    182,846,892   $    166,066,618   $    486,581,812   $    472,464,285
-----------------------------------------------------------------------------------------------------------------------------------
  Accumulated undistributed (distributions in excess of)
    net investment income (loss)                          $             --   $             --   $       (381,814)  $            688
-----------------------------------------------------------------------------------------------------------------------------------

                                                                       UBS PACE                               UBS PACE
                                                                INTERMEDIATE FIXED INCOME              STRATEGIC FIXED INCOME
                                                                      INVESTMENTS                           INVESTMENTS
                                                          -----------------------------------   -----------------------------------
                                                            FOR THE SIX                           FOR THE SIX
                                                            MONTHS ENDED          FOR THE         MONTHS ENDED          FOR THE
                                                          JANUARY 31, 2005      YEAR ENDED      JANUARY 31, 2005      YEAR ENDED
                                                             (UNAUDITED)       JULY 31, 2004       (UNAUDITED)       JULY 31, 2004
-----------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
  Net investment income                                   $      5,803,263   $      9,481,357   $      6,909,259   $      9,517,141
  Net realized gains (losses) from:
    Investments, futures, options written, short sales
      and swaps                                                  1,546,505          1,764,218          8,640,058          1,893,624
    Forward foreign currency contracts and foreign
      currency transactions                                        265,991           (448,236)           669,400            408,386
  Net change in unrealized appreciation/depreciation of:
    Investments, futures, options written, short sales
      and swaps                                                    831,617           (115,978)           883,419          7,456,923
    Other assets and liabilities denominated in foreign
      currency and forward foreign currency contracts             (471,824)           354,781            (80,050)            68,434
-----------------------------------------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations           7,975,552         11,036,142         17,022,086         19,344,508
-----------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income--Class A                                (1,288,889)        (2,618,777)          (395,196)          (667,408)
  Net investment income--Class B                                   (39,271)          (132,165)           (53,678)          (146,766)
  Net investment income--Class C                                  (113,721)          (224,390)          (121,316)          (217,930)
  Net investment income--Class Y                                   (19,994)           (43,314)           (12,227)           (15,503)
  Net investment income--Class P                                (4,429,250)        (6,692,645)        (6,760,021)        (8,673,790)
  Net realized gains from investment activities--Class A                --                 --           (548,443)                --
  Net realized gains from investment activities--Class B                --                 --            (90,297)                --
  Net realized gains from investment activities--Class C                --                 --           (198,165)                --
  Net realized gains from investment activities--Class Y                --                 --            (16,511)                --
  Net realized gains from investment activities--Class P                --                 --         (8,912,241)                --
                                                                (5,891,125)        (9,711,291)       (17,108,095)        (9,721,397)
-----------------------------------------------------------------------------------------------------------------------------------
FROM BENEFICIAL INTEREST TRANSACTIONS:
  Net proceeds from the sale of shares                          60,816,777        127,537,085         75,281,392        146,166,803
  Cost of shares repurchased                                   (55,344,019)      (118,091,613)       (43,949,351)       (80,409,067)
  Proceeds from dividends reinvested                             5,358,087          8,650,080         16,608,291          9,336,822
-----------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets from beneficial
    interest transactions                                       10,830,845         18,095,552         47,940,332         75,094,558
-----------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets                         12,915,272         19,420,403         47,854,323         84,717,669
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of period                                          367,662,357        348,241,954        386,355,688        301,638,019
  End of period                                           $    380,577,629   $    367,662,357   $    434,210,011   $    386,355,688
-----------------------------------------------------------------------------------------------------------------------------------
  Accumulated undistributed (distributions in excess of)
    net investment income (loss)                          $       (565,011)  $       (477,149)  $        676,019   $      1,109,198
-----------------------------------------------------------------------------------------------------------------------------------

                                                                       UBS PACE                               UBS PACE
                                                                 MUNICIPAL FIXED INCOME                 GLOBAL FIXED INCOME
                                                                       INVESTMENTS                          INVESTMENTS
                                                          -----------------------------------   -----------------------------------
                                                            FOR THE SIX                           FOR THE SIX
                                                            MONTHS ENDED          FOR THE         MONTHS ENDED          FOR THE
                                                          JANUARY 31, 2005      YEAR ENDED      JANUARY 31, 2005      YEAR ENDED
                                                             (UNAUDITED)       JULY 31, 2004       (UNAUDITED)       JULY 31, 2004
-----------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
  Net investment income                                   $      3,998,045   $      7,913,888   $      4,064,578   $      7,135,651
  Net realized gains (losses) from:
    Investments, futures, options written, short sales
      and swaps                                                    948,943            153,359          7,901,976          1,831,699
    Forward foreign currency contracts and foreign
      currency transactions                                             --                 --         11,217,612         20,106,543
  Net change in unrealized appreciation/depreciation of:
    Investments, futures, options written, short sales
      and swaps                                                  1,387,975           (250,107)        15,643,410         (2,675,489)
    Other assets and liabilities denominated in foreign
      currency and forward foreign currency contracts                   --                 --          1,278,967           (139,249)
-----------------------------------------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations           6,334,963          7,817,140         40,106,543         26,259,155
-----------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income--Class A                                (2,003,284)        (4,424,753)        (7,307,000)       (13,669,899)
  Net investment income--Class B                                   (49,335)          (137,089)           (78,813)          (154,920)
  Net investment income--Class C                                  (309,496)          (688,788)          (389,438)          (712,046)
  Net investment income--Class Y                                    (3,337)            (6,455)          (465,155)          (898,805)
  Net investment income--Class P                                (1,631,306)        (2,663,161)       (10,857,267)       (13,414,768)
  Net realized gains from investment activities--Class A                --                 --           (275,150)                --
  Net realized gains from investment activities--Class B                --                 --             (3,248)                --
  Net realized gains from investment activities--Class C                --                 --            (15,545)                --
  Net realized gains from investment activities--Class Y                --                 --            (17,006)                --
  Net realized gains from investment activities--Class P                --                 --           (402,680)                --
                                                                (3,996,758)        (7,920,246)       (19,811,302)       (28,850,438)
-----------------------------------------------------------------------------------------------------------------------------------
FROM BENEFICIAL INTEREST TRANSACTIONS:
  Net proceeds from the sale of shares                          22,145,263         53,861,807         48,996,899         94,881,164
  Cost of shares repurchased                                   (27,468,613)       (64,127,480)       (38,442,137)       (72,757,636)
  Proceeds from dividends reinvested                             3,207,638          6,102,782         17,348,502         24,202,466
-----------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets from beneficial
    interest transactions                                       (2,115,712)        (4,162,891)        27,903,264         46,325,994
-----------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets                            222,493         (4,265,997)        48,198,505         43,734,711
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of period                                          256,584,092        260,850,089        383,453,975        339,719,264
  End of period                                           $    256,806,585   $    256,584,092   $    431,652,480   $    383,453,975
-----------------------------------------------------------------------------------------------------------------------------------
  Accumulated undistributed (distributions in excess of)
    net investment income (loss)                          $          1,287   $             --   $     (3,355,428)  $     11,677,667
-----------------------------------------------------------------------------------------------------------------------------------

                 See accompanying notes to financial statements

                                                                       UBS PACE                              UBS PACE
                                                                    LARGE CO VALUE                        LARGE CO GROWTH
                                                                  EQUITY INVESTMENTS                    EQUITY INVESTMENTS
                                                          -----------------------------------   -----------------------------------
                                                            FOR THE SIX                           FOR THE SIX
                                                            MONTHS ENDED         FOR THE          MONTHS ENDED         FOR THE
                                                          JANUARY 31, 2005      YEAR ENDED      JANUARY 31, 2005      YEAR ENDED
                                                            (UNAUDITED)       JULY 31, 2004       (UNAUDITED)       JULY 31, 2004
-----------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
  Net investment income (loss)                            $      7,220,033   $      9,902,918   $        878,056   $     (1,703,493)
  Net realized gains (losses) from:
    Investments and futures                                     34,471,874         76,384,954         12,944,028         22,669,619
    Forward foreign currency contracts and foreign
      currency transactions                                             --                 89                 --                 --
  Net change in unrealized appreciation/depreciation of:
    Investments and futures                                     60,160,584         40,562,037         54,112,972          8,233,606
    Other assets and liabilities denominated in foreign
      currency and forward foreign currency contracts                  (17)                --                 --                 --
-----------------------------------------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations         101,852,474        126,849,998         67,935,056         29,199,732
-----------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income--Class A                                (3,302,952)        (2,636,816)                --                 --
  Net investment income--Class B                                        --                 --                 --                 --
  Net investment income--Class C                                   (94,894)           (24,248)                --                 --
  Net investment income--Class Y                                  (518,871)          (422,153)                --                 --
  Net investment income--Class P                                (8,802,035)        (5,319,468)                --                 --
  Net realized gains from investment activities--Class A                --                 --                 --                 --
  Net realized gains from investment activities--Class B                --                 --                 --                 --
  Net realized gains from investment activities--Class C                --                 --                 --                 --
  Net realized gains from investment activities--Class Y                --                 --                 --                 --
  Net realized gains from investment activities--Class P                --                 --                 --                 --
                                                               (12,718,752)        (8,402,685)                --                 --
-----------------------------------------------------------------------------------------------------------------------------------
FROM BENEFICIAL INTEREST TRANSACTIONS:
  Net proceeds from the sale of shares                         124,312,108        241,882,686        122,095,124        240,268,084
  Cost of shares repurchased                                  (111,183,441)      (200,340,890)       (78,249,349)      (130,610,222)
  Proceeds from dividends reinvested                            12,283,719          8,081,204                 --                 --
-----------------------------------------------------------------------------------------------------------------------------------
  Net increase in net assets from beneficial interest
    transactions                                                25,412,386         49,623,000         43,845,775        109,657,862
-----------------------------------------------------------------------------------------------------------------------------------
  Redemption fees                                                       --                 --                 --                 --
-----------------------------------------------------------------------------------------------------------------------------------
  Net increase in net assets                                   114,546,108        168,070,313        111,780,831        138,857,594
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of period                                        1,006,602,724        838,532,411        684,919,208        546,061,614
  End of period                                           $  1,121,148,832   $  1,006,602,724   $    796,700,039   $    684,919,208
-----------------------------------------------------------------------------------------------------------------------------------
  Accumulated undistributed (distributions in excess of)
    net investment income (loss)                          $        273,247   $      5,771,966   $        878,056   $             --
-----------------------------------------------------------------------------------------------------------------------------------

                                                                       UBS PACE                              UBS PACE
                                                                 SMALL/MEDIUM CO VALUE                SMALL/MEDIUM CO GROWTH
                                                                  EQUITY INVESTMENTS                    EQUITY INVESTMENTS
                                                          -----------------------------------   -----------------------------------
                                                            FOR THE SIX                           FOR THE SIX
                                                            MONTHS ENDED         FOR THE          MONTHS ENDED         FOR THE
                                                          JANUARY 31, 2005      YEAR ENDED      JANUARY 31, 2005      YEAR ENDED
                                                            (UNAUDITED)       JULY 31, 2004       (UNAUDITED)       JULY 31, 2004
-----------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
  Net investment income (loss)                            $       (329,892)  $       (893,912)  $     (1,448,689)  $     (2,527,639)
  Net realized gains (losses) from:
    Investments and futures                                     30,070,444         37,381,862         11,003,725         37,587,834
    Forward foreign currency contracts and foreign
      currency transactions                                             --                 --                 --                208
  Net change in unrealized appreciation/depreciation of:
    Investments and futures                                     12,195,092         16,769,243         41,695,876        (12,814,369)
    Other assets and liabilities denominated in foreign
      currency and forward foreign currency contracts                   --                 --                 --                 --
-----------------------------------------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations          41,935,644         53,257,193         51,250,912         22,246,034
-----------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income--Class A                                        --                 --                 --                 --
  Net investment income--Class B                                        --                 --                 --                 --
  Net investment income--Class C                                        --                 --                 --                 --
  Net investment income--Class Y                                        --                 --                 --                 --
  Net investment income--Class P                                        --                 --                 --                 --
  Net realized gains from investment activities--Class A        (5,167,752)                --           (246,264)                --
  Net realized gains from investment activities--Class B          (576,683)                --            (10,739)                --
  Net realized gains from investment activities--Class C        (1,406,140)                --            (37,275)                --
  Net realized gains from investment activities--Class Y          (394,662)                --            (13,563)                --
  Net realized gains from investment activities--Class P       (29,368,285)                --         (1,173,764)                --
                                                               (36,913,522)                --         (1,481,605)                --
-----------------------------------------------------------------------------------------------------------------------------------
FROM BENEFICIAL INTEREST TRANSACTIONS:
  Net proceeds from the sale of shares                          48,370,077         94,456,197         45,939,709         91,626,888
  Cost of shares repurchased                                   (39,160,453)       (69,923,549)       (40,153,145)       (72,961,980)
  Proceeds from dividends reinvested                            36,222,475                 --          1,451,003                 --
-----------------------------------------------------------------------------------------------------------------------------------
  Net increase in net assets from beneficial interest
    transactions                                                45,432,099         24,532,648          7,237,567         18,664,908
-----------------------------------------------------------------------------------------------------------------------------------
  Redemption fees                                                       --                 --                 --                 --
-----------------------------------------------------------------------------------------------------------------------------------
  Net increase in net assets                                    50,454,221         77,789,841         57,006,874         40,910,942
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of period                                          352,024,855        274,235,014        337,421,182        296,510,240
  End of period                                           $    402,479,076   $    352,024,855   $    394,428,056   $    337,421,182
-----------------------------------------------------------------------------------------------------------------------------------
  Accumulated undistributed (distributions in excess of)
    net investment income (loss)                          $       (329,892)  $             --   $     (1,448,689)  $             --
-----------------------------------------------------------------------------------------------------------------------------------

                                                                       UBS PACE                              UBS PACE
                                                                     INTERNATIONAL                    INTERNATIONAL EMERGING
                                                                  EQUITY INVESTMENTS                MARKETS EQUITY INVESTMENTS
                                                          -----------------------------------   -----------------------------------
                                                            FOR THE SIX                           FOR THE SIX
                                                            MONTHS ENDED         FOR THE          MONTHS ENDED         FOR THE
                                                          JANUARY 31, 2005      YEAR ENDED      JANUARY 31, 2005      YEAR ENDED
                                                            (UNAUDITED)       JULY 31, 2004       (UNAUDITED)       JULY 31, 2004
-----------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
  Net investment income (loss)                            $      2,076,436   $      3,155,611   $        471,835   $        411,748
  Net realized gains (losses) from:
    Investments and futures                                      9,051,915         95,950,926         17,443,531         27,599,156
    Forward foreign currency contracts and foreign
      currency transactions                                     (1,076,197)        (1,154,361)          (422,407)          (433,641)
  Net change in unrealized appreciation/depreciation of:
    Investments and futures                                     77,352,528          2,710,472         23,216,574        (10,339,267)
    Other assets and liabilities denominated in foreign
      currency and forward foreign currency contracts               30,199            (29,149)           (28,055)            42,680
-----------------------------------------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations          87,434,881        100,633,499         40,681,478         17,280,676
-----------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income--Class A                                  (407,951)          (381,401)              (743)                --
  Net investment income--Class B                                        --                 --                 --                 --
  Net investment income--Class C                                        --                 --                 --                 --
  Net investment income--Class Y                                  (366,534)          (295,152)           (22,732)                --
  Net investment income--Class P                                (3,759,337)        (2,237,058)          (144,071)                --
  Net realized gains from investment activities--Class A                --                 --                 --                 --
  Net realized gains from investment activities--Class B                --                 --                 --                 --
  Net realized gains from investment activities--Class C                --                 --                 --                 --
  Net realized gains from investment activities--Class Y                --                 --                 --                 --
  Net realized gains from investment activities--Class P                --                 --                 --                 --
                                                                (4,533,822)        (2,913,611)          (167,546)                --
-----------------------------------------------------------------------------------------------------------------------------------
FROM BENEFICIAL INTEREST TRANSACTIONS:
  Net proceeds from the sale of shares                         100,873,104        191,329,958         30,386,923         58,806,549
  Cost of shares repurchased                                   (61,023,273)      (108,994,710)       (17,128,943)       (32,389,561)
  Proceeds from dividends reinvested                             4,442,258          2,844,335            165,695                 --
-----------------------------------------------------------------------------------------------------------------------------------
  Net increase in net assets from beneficial interest
    transactions                                                44,292,089         85,179,583         13,423,675         26,416,988
-----------------------------------------------------------------------------------------------------------------------------------
  Redemption fees                                                        4            173,977                499             16,243
-----------------------------------------------------------------------------------------------------------------------------------
  Net increase in net assets                                   127,193,152        183,073,448         53,938,106         43,713,907
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of period                                          566,573,116        383,499,668        139,352,536         95,638,629
  End of period                                           $    693,766,268   $    566,573,116   $    193,290,642   $    139,352,536
-----------------------------------------------------------------------------------------------------------------------------------
  Accumulated undistributed (distributions in excess of)
    net investment income (loss)                          $       (879,842)  $      1,577,544   $        181,410   $       (122,879)
-----------------------------------------------------------------------------------------------------------------------------------

                 See accompanying notes to financial statements

UBS PACE SELECT ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

UBS PACE Select Advisors Trust (the "Trust") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end management investment company currently composed of twelve separate investment portfolios and was organized as a Delaware statutory trust under the laws of the State of Delaware by Certificate of Trust dated September 9, 1994, as amended June 9, 1995 and thereafter. The trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest, par value $0.001 per share.

The Trust has twelve Portfolios available for investment, each having its own investment objectives and policies: UBS PACE Money Market Investments, UBS PACE Government Securities Fixed Income Investments, UBS PACE Intermediate Fixed Income Investments, UBS PACE Strategic Fixed Income Investments, UBS PACE Municipal Fixed Income Investments, UBS PACE Global Fixed Income Investments, UBS PACE Large Co Value Equity Investments, UBS PACE Large Co Growth Equity Investments, UBS PACE Small/Medium Co Value Equity Investments, UBS PACE Small/Medium Co Growth Equity Investments, UBS PACE International Equity Investments and UBS PACE International Emerging Markets Equity Investments (collectively, the "Portfolios").

Each of the Portfolios is classified as a diversified investment company with the exception of UBS PACE Intermediate Fixed Income Investments and UBS PACE Global Fixed Income Investments. With the exception of UBS PACE Money Market Investments (which currently offers Class P shares only), each Portfolio currently offers Class A, Class B, Class C, Class Y and Class P shares. Each class represents interests in the same assets of the applicable Portfolio and the classes are identical except for differences in their sales charge structures, ongoing service and distribution charges and certain transfer agency and related services expenses. In addition, Class B shares and all corresponding reinvested dividend shares automatically convert to Class A shares within a certain number of years after issuance which varies depending upon the amount invested. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plan, if any. Class Y and Class P shares have no service or distribution plan. The Portfolios' Class P shares currently are available only to participants in the UBS PACE(SM) Select Advisors Program. UBS PACE Money Market Investments shares are also available to participants in the UBS PACE(SM) Multi Advisor Program.

In the normal course of business the Portfolios may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Portfolios' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, the Portfolios have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Trust management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

VALUATION OF INVESTMENTS - Each Portfolio (except UBS PACE Money Market Investments) calculates its net asset value based on the current market value for its portfolio securities. The Portfolios normally obtain market values for their securities from independent pricing sources. Independent pricing sources may use last reported sale prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("Nasdaq") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price available prior to valuation. Securities which are listed on U.S. and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. Securities listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the close of the foreign markets. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by UBS Global Asset Management (US) Inc. ("UBS Global AM"), the investment manager, administrator and principal underwriter of the Portfolios, or by the relevant Portfolio investment sub-advisor, where applicable. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich, Switzerland and operations in many areas of the financial services industry. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees (the "Board"). The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the Board determines that this does not represent fair value. Investments of the UBS PACE Money Market Investments portfolio are valued using the amortized cost method of valuation. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Portfolios' custodian.

Foreign currency exchange rates are generally determined prior to the close of the New York Stock Exchange ("NYSE"). Occasionally, events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of the NYSE, which will not be reflected in the computation of the Portfolios' net asset value. If events materially affecting the value of such securities or currency exchange rates occur during such time periods, the securities will be valued at their fair value as determined in good faith by or under the direction of the Board.

REPURCHASE AGREEMENTS - The Portfolios may purchase securities or other obligations from a bank or securities dealer (or its affiliate), subject to the seller's agreement to repurchase them at an agreed upon date (or upon demand) and price. The Portfolios maintain custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian or sub-custodian that maintains a separate account for both the Portfolios and their counterparty. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Portfolios generally have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements involving obligations other than U.S. government securities (such as commercial paper, corporate bonds and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of counterparty insolvency. If the seller (or seller's guarantor, if any) becomes insolvent, the Portfolios may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. Each Portfolio (with the exception of UBS PACE Municipal Fixed Income Investments) may participate in joint repurchase agreement transactions with other funds managed, advised or sub-advised by UBS Global AM.

INVESTMENT TRANSACTIONS, INVESTMENT INCOME AND EXPENSES - Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the identified cost method. Dividend income is recorded on the ex-dividend date ("ex-date") (except in the case of certain dividends from foreign securities which are recorded as soon after the ex-date as the respective Portfolio, using reasonable diligence, becomes aware of such dividends). Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend-eligible shares, as appropriate) of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

FOREIGN CURRENCY TRANSLATION - The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated using the Reuters/WM Company spot rates at 11:00 a.m. Eastern Standard Time as of the close of the London Exchange; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of Operations.

The Portfolios do not generally isolate the effects of fluctuations in foreign exchange rates from the effects of fluctuations in the market prices of securities. However, the Portfolios do isolate the effect of fluctuations in foreign exchange rates when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as realized foreign currency transaction gain or loss for both financial reporting and income tax purposes. Net realized foreign currency transaction gain (loss) is treated as ordinary income (loss) for income tax reporting purposes.

FORWARD FOREIGN CURRENCY CONTRACTS - Certain Portfolios may enter into forward foreign currency contracts ("forward contracts") in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Portfolios may also engage in cross-hedging by using forward contracts in one currency to hedge fluctuations in the value of securities denominated in a different currency if the applicable investment sub-advisor anticipates that there is a correlation between the two currencies. Forward contracts may also be used to shift a Portfolio's exposure to foreign currency fluctuations from one country to another.

The Portfolios have no specific limitation on the percentage of assets which may be committed to such contracts; however, the value of all forward contracts will not exceed the value of a Portfolio's total assets. The Portfolios may enter into forward contracts or maintain a net exposure to forward contracts only if
(1) the consummation of the contracts would not obligate the Portfolios to deliver an amount of foreign currency in excess of the value of the positions being hedged by such contracts or (2) the Portfolios maintain cash or liquid securities in a segregated account in an amount not less than the value of a Portfolio's total assets committed to the consummation of the forward contracts and not covered as provided in (1) above, as marked-to-market daily.

Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Fluctuations in the value of open forward contracts are recorded for book purposes as unrealized gains or losses on forward foreign currency contracts by the Portfolios. Realized gains and losses on forward foreign currency contracts include net gains or losses recognized by the Portfolios on contracts which have matured.

OPTION WRITING - Certain Portfolios may write (sell) put and call options on securities or derivative instruments in order to gain exposure to or protect against changes in the markets. When a Portfolio writes a call or a put option, an amount equal to the premium received by the Portfolio is included in the Portfolio's Statement of Assets and Liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Portfolio has written either expires on its stipulated expiration date or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option which the Portfolio has written is exercised, the Portfolio recognizes a realized capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option which the Portfolio has written is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Portfolio purchases upon exercise of the option.

In writing an option, the Portfolios bear the market risk of an unfavorable change in the price of the derivative instrument, security or currency underlying the written option. Exercise of an option written by a Portfolio could result in the Portfolio selling or buying a derivative instrument, security or currency at a price different from current market value.

Written option activity for the six months ended January 31, 2005 for UBS PACE Government Securities Fixed Income Investments, UBS PACE Intermediate Fixed Income Investments, UBS PACE Strategic Fixed Income Investments and UBS PACE Global Fixed Income Investments was as follows:

                                           UBS PACE GOVERNMENT  UBS PACE INTERMEDIATE   UBS PACE STRATEGIC      UBS PACE GLOBAL
                                        SECURITIES FIXED INCOME     FIXED INCOME          FIXED INCOME           FIXED INCOME
                                               INVESTMENTS           INVESTMENTS           INVESTMENTS            INVESTMENTS
----------------------------------------------------------------------------------------------------------------------------------
                                         NUMBER OF  AMOUNT OF   NUMBER OF  AMOUNT OF  NUMBER OF   AMOUNT OF              AMOUNT OF
                                         CONTRACTS   PREMIUMS   CONTRACTS  PREMIUMS   CONTRACTS   PREMIUMS    NUMBER OF  PREMIUMS
                                           (000)     RECEIVED     (000)    RECEIVED     (000)     RECEIVED    CONTRACTS  RECEIVED
----------------------------------------------------------------------------------------------------------------------------------
Options outstanding at July 31, 2004        60,000  $  795,015         --         --     67,000  $ 1,222,915         38  $  14,116
Options written                                421     536,725         66  $  33,586         --        3,470         --         --
Options terminated in closing
  purchase transactions                    (26,701)   (580,289)       (46)   (27,626)    (8,200)    (378,635)       (38)   (14,116)
Options expired prior to exercise           (3,300)   (132,495)       (20)    (5,960)   (58,800)    (847,750)        --         --
Options exercised                               --          --         --         --         --           --         --         --
----------------------------------------------------------------------------------------------------------------------------------
Options outstanding at January 31, 2005     30,420  $  618,956         --  $      --         --  $        --         --  $      --
----------------------------------------------------------------------------------------------------------------------------------

WRITTEN CALL OPTIONS - In the event that the counterparty to the written options contracts defaults on its obligation under the contracts, the maximum loss related to these contracts is limited to the market value of the securities subject to the written call options outstanding, which aggregated $101,494 at January 31, 2005.

WRITTEN PUT OPTIONS - In the event that the counterparty to the written options contracts defaults on its obligation under the contracts, the maximum loss related to these contracts is limited to the notional amount of the written put options outstanding, which aggregated $15,210,000 at January 31, 2005.

PURCHASED OPTIONS - Certain Portfolios may also purchase put and call options. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Portfolio pays a premium which is included in the Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, security or currency transaction to determine the realized gain or loss.

FUTURES CONTRACTS - Certain Portfolios may use financial futures contracts for hedging purposes and to adjust exposure to U.S. and foreign equity markets in connection with a reallocation of the Portfolios' assets or to manage the average duration of a Portfolio. Using financial futures contracts involves various market risks. However, imperfect correlations between futures contracts and the related securities or markets, or market disruptions, do not normally permit full control of these risks at all times. The maximum amount at risk from the purchase of a futures contract is the contract value.

Upon entering into a financial futures contract, a Portfolio is required to pledge to a broker an amount of cash and/or government securities equal to a certain percentage of the contract amount. This amount is known as the "initial margin". Subsequent payments, known as "variation margin", are made or received by the Portfolio each day, except UBS PACE Global Fixed Income Investments which is made or received at settlement, depending on the daily fluctuations in the value of the underlying financial futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss on futures until the financial futures contract is closed, at which time the net gain or loss is reclassified to realized gain or loss on futures.

SHORT SALES "AGAINST THE BOX" - Each Portfolio (other than UBS Pace Money Market Investments and UBS PACE Municipal Fixed Income Investments) may engage in short sales of securities it owns or has the right to acquire at no added cost through conversion or exchange of other securities it owns (short sales "against the box"). To make delivery to the purchaser in a short sale, the executing broker borrows the securities being sold short on behalf of a Portfolio, and that Portfolio is obligated to replace the securities borrowed at a date in the future. When a Portfolio sells short, it establishes a margin account with the broker effecting the short sale and deposits collateral with the broker. In addition, the Portfolio maintains, in a segregated account with is custodian, the securities that could be used to cover the short sale. Each Portfolio incurs transaction costs, including interest expense, in connection with opening, maintaining and closing short sales "against the box".

A Portfolio might make a short sale "against the box" to hedge against market risks when its investment manager or sub-advisor believes that the price of a security may decline, thereby causing a decline in the value of a security owned by the Portfolio or a security convertible into or exchangeable for a security owned by the Portfolio. In such case, any loss in the Portfolio's long position after the short sale should be reduced by a corresponding gain in the short position. Conversely, any gain in the long position after the short sale should be reduced by a corresponding loss in the short position. The extent to which gains or losses in the long position are reduced will depend upon the amount of the securities sold short relative to the amount of the securities a Portfolio owns, either directly or indirectly, and in the case where the Portfolio owns convertible securities, changes in the investment values or conversion premiums of such securities.

REVERSE REPURCHASE AGREEMENTS - Certain Portfolios may enter into reverse repurchase agreements with qualified third party broker-dealers as determined by, and under the direction of, the Board. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time the Portfolio enters into reverse repurchase agreements, the Portfolio establishes and maintains a segregated account with the Portfolio's custodian containing liquid securities having a value not less than the repurchase price, including accrued interest, of the reverse repurchase agreement. The Portfolios did not enter into any reverse repurchase agreements during the six months ended January 31, 2005.

INTEREST RATE SWAP AGREEMENTS - Certain Portfolios may enter into interest rate swap agreements to protect themselves from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Portfolio. Therefore, the Portfolio considers the creditworthiness of the counterparty to a swap contract in evaluating potential credit risk.

The Portfolio accrues for interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the Statement of Assets and Liabilities. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination of swap contracts on the Statement of Operations. Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation of swaps.

At January 31, 2005, UBS PACE Government Securities Fixed Income Investments and UBS PACE Strategic Fixed Income Investments had outstanding interest rate swap contracts with the following terms:

UBS PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS

                                                                          RATE TYPE
            NOTIONAL                                      ------------------------------------------
             AMOUNT              TERMINATION              PAYMENTS MADE            PAYMENTS RECEIVED    UNREALIZED
              (000)                 DATE                   BY THE FUND                BY THE FUND      DEPRECIATION
-------------------------------------------------------------------------------------------------------------------
USD           8,400                06/15/15                   5.000%                    2.750%++         $ (130,374)
-------------------------------------------------------------------------------------------------------------------

UBS PACE STRATEGIC FIXED INCOME INVESTMENTS

                                                                          RATE TYPE
            NOTIONAL                                      ------------------------------------------     UNREALIZED
             AMOUNT              TERMINATION              PAYMENTS MADE            PAYMENTS RECEIVED    APPRECIATION
              (000)                 DATES                  BY THE FUND                BY THE FUND      (DEPRECIATION)
---------------------------------------------------------------------------------------------------------------------
EUR           1,800                06/17/10                   2.179%+++                 4.000%         $       (3,257)
EUR           2,400                06/17/10                   2.179+++                  4.000                  14,282
EUR           5,200                06/17/10                   2.179+++                  4.000                  28,515
EUR           5,600                06/17/10                   2.179+++                  4.000                  (7,666)
EUR           5,500                12/15/14                   2.179+++                  4.000                 398,522
EUR           4,000                06/17/15                   2.179+++                  5.000                 241,389
GBP           4,700                03/15/32                   5.000                     4.899++++            (100,882)
JPY       3,000,000                06/15/12                   2.000                     0.066+++++         (1,349,349)
USD           2,000                03/31/05                   2.590+                    4.000*                  5,428
USD           8,700                06/15/10                   4.000                     2.750++                (5,481)
USD          17,000                06/15/10                   4.000                     2.750++               (75,370)
USD           4,300                06/15/15                   5.000                     2.750++               (81,098)
USD          21,200                06/15/15                   5.000                     2.750++              (370,754)
USD          35,100                06/15/15                   5.000                     2.750++              (354,234)
USD           9,300                06/15/25                   6.000                     2.750++              (282,906)
USD           1,700                06/15/31                   6.000                     2.750++              (378,437)
USD           2,500                12/17/31                   6.000                     2.750++              (477,425)
---------------------------------------------------------------------------------------------------------------------
                                                                                                       $   (2,798,723)
---------------------------------------------------------------------------------------------------------------------

+ Rate based on 1 Month LIBOR (London Interbank Offered Rate). ++ Rate based on 3 Month LIBOR (London Interbank Offered Rate). +++ Rate based on 6 Month LIBOR (EUR on Interbank Offered Rate). ++++ Rate based on 6 Month LIBOR (GBP on Interbank Offered Rate). +++++ Rate based on 6 Month LIBOR (JPY on Interbank Offered Rate).
*      Rate based on Lehman Brothers ERISA - eligible CMBS Index.
EUR    Euro Dollars.
GBP    Great Britain Pounds.
JPY    Japanese Yen.
USD    U.S. Dollars.

DIVIDENDS AND DISTRIBUTIONS - Dividends and distributions to shareholders are recorded on the ex-date. The amounts of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

CONCENTRATION OF RISK

Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which the UBS PACE Global Fixed Income Investments, UBS PACE International Equity Investments and UBS PACE International Emerging Markets Equity Investments Portfolios are authorized to invest.

Small capitalization ("small cap") companies may be more vulnerable than larger capitalization companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group. Securities of such companies may be less liquid and more volatile than securities of larger capitalization companies or the market averages in general and therefore may involve greater risk than investing in larger capitalization companies. In addition, small cap companies may not be well-known to the investing public, may not have institutional ownership and may have only cyclical, static or moderate growth prospects. These risks are greater with respect to the securities in which the UBS PACE Small/Medium Co Value Equity Investments and UBS PACE Small/Medium Co Growth Equity Investments Portfolios tend to invest.

The ability of the issuers of debt securities held by the Portfolios to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

INVESTMENT MANAGER AND ADMINISTRATOR

The Trust has entered into an investment management and administration contract ("Management Contract") with UBS Global AM. In accordance with the Management Contract, each Portfolio pays UBS Global AM investment management and administration fees, which are accrued daily and paid monthly, in accordance with the following schedule:

                                                                                                            ANNUAL RATE
                                                                                                        AS A PERCENTAGE OF
                                                                                                         EACH PORTFOLIO'S
                     PORTFOLIO                                                                       AVERAGE DAILY NET ASSETS
----------------------------------------------------------------------------------------------------------------------------------
UBS PACE Money Market Investments                                                                             0.350%
UBS PACE Government Securities Fixed Income Investments                                              0.700% up to $500 million
                                                                                                     0.650% above $500 million
                                                                                                         up to $1 billion
                                                                                                      0.625% above $1 billion
                                                                                                        up to $1.5 billion
                                                                                                    0.600% above $1.5 billion
                                                                                                         up to $2 billion
                                                                                                      0.575% above $2 billion
UBS PACE Intermediate Fixed Income Investments                                                       0.600% up to $500 million
                                                                                                     0.550% above $500 million
                                                                                                         up to $1 billion
                                                                                                      0.525% above $1 billion
                                                                                                        up to $1.5 billion
                                                                                                     0.500% above $1.5 billion
                                                                                                         up to $2 billion
                                                                                                      0.475% above $2 billion

                                                                                                            ANNUAL RATE
                                                                                                        AS A PERCENTAGE OF
                                                                                                         EACH PORTFOLIO'S
                     PORTFOLIO                                                                       AVERAGE DAILY NET ASSETS
----------------------------------------------------------------------------------------------------------------------------------
UBS PACE Strategic Fixed Income Investments                                                          0.700% up to $500 million
                                                                                                     0.650% above $500 million
                                                                                                         up to $1 billion
                                                                                                      0.625% above $1 billion
                                                                                                        up to $1.5 billion
                                                                                                     0.600% above $1.5 billion
                                                                                                        up to $2 billion
                                                                                                      0.575% above $2 billion
UBS PACE Municipal Fixed Income Investments                                                          0.600% up to $500 million
                                                                                                     0.550% above $500 million
                                                                                                         up to $1 billion
                                                                                                     0.525% above $1 billion
                                                                                                        up to $1.5 billion
                                                                                                    0.500% above $1.5 billion
                                                                                                         up to $2 billion
                                                                                                      0.475% above $2 billion
UBS PACE Global Fixed Income Investments                                                             0.800% up to $1 billion
                                                                                                     0.775% above $1 billion
                                                                                                         up to $2 billion
                                                                                                      0.750% above $2 billion
UBS PACE Large Co Value Equity Investments                                                                    0.800%*
UBS PACE Large Co Growth Equity Investments                                                          0.800% up to $500 million
                                                                                                     0.775% above $500 million
                                                                                                         up to $1 billion
                                                                                                     0.750% above $1 billion
                                                                                                         up to $2 billion
                                                                                                      0.725% above $2 billion
UBS PACE Small/Medium Co Value Equity Investments                                                    0.800% up to $750 million
                                                                                                     0.775% above $750 million
UBS PACE Small/Medium Co Growth Equity Investments                                                   0.800% up to $750 million
                                                                                                     0.775% above $750 million
UBS PACE International Equity Investments                                                            0.900% up to $500 million
                                                                                                     0.875% above $500 million
                                                                                                         up to $1 billion
                                                                                                     0.850% above $1 billion
                                                                                                         up to $2 billion
                                                                                                      0.825% above $2 billion
UBS PACE International Emerging Markets Equity Investments                                           1.100% up to $500 million
                                                                                                     1.075% above $500 million
                                                                                                         up to $1 billion
                                                                                                     1.050% above $1 billion
                                                                                                         up to $2 billion
                                                                                                      1.025% above $2 billion

*      See page 162 for additional information.

Under separate Sub-Advisory Agreements, with the exception of UBS PACE Money Market Investments, UBS Global AM (not the Portfolios) pays each investment sub-advisor a fee from the investment management and administration fees which UBS Global AM receives, which is accrued daily and paid monthly, in accordance with the following schedule:

                                                                                                        ANNUAL RATE
                                                                                                    AS A PERCENTAGE OF
                                                                                                     EACH PORTFOLIO'S
                 PORTFOLIO                            INVESTMENT SUB-ADVISOR                     AVERAGE DAILY NET ASSETS
----------------------------------------------------------------------------------------------------------------------------------
UBS PACE Government Securities Fixed         Pacific Investment Management Company LLC                    0.225%
  Income Investments
UBS PACE Intermediate Fixed Income           BlackRock Financial Management, Inc.                0.200% up to $120 million
  Investments                                                                                    0.100% above $120 million
UBS PACE Strategic Fixed Income Investments  Pacific Investment Management Company LLC                    0.250%
UBS PACE Municipal Fixed Income Investments  Standish Mellon Asset Management Company LLC        0.200% up to $60 million
                                                                                                 0.150% above $60 million
UBS PACE Global Fixed Income Investments     Fischer Francis Trees & Watts, Inc.                 0.250% up to $400 million
                                             (and affiliates)
                                                                                                 0.200% above $400 million
                                             Rogge Global Partners plc                                    0.250%
UBS PACE Large Co Value Equity Investments   Institutional Capital Corp.                                  0.300%
                                             SSgA Funds Management, Inc.                                  0.150%
                                             Westwood Management Corp.                                    0.300%
UBS PACE Large Co Growth Equity Investments  GE Asset Management, Inc.                                    0.300%
                                             Marsico Capital Management, LLC                              0.300%
                                             SSgA Funds Management, Inc.                                  0.150%
UBS PACE Small/Medium Co Value Equity        Ariel Capital Management LLC                                 0.300%
  Investments                                ICM Asset Management, Inc.                                   0.300%
UBS PACE Small/Medium Co Growth Equity       Delaware Management Company                                  0.400%
  Investments
UBS PACE International Equity                J.P. Morgan Asset Management Inc.                            0.200%
  Investments                                Martin Currie Inc.                                  0.350% up to $150 million
                                                                                                 0.300% above $150 million
                                                                                                    up to $250 million
                                                                                                 0.250% above $250 million
                                                                                                    up to $350 million
                                                                                                 0.200% above $350 million
                                             Mondrian Investment Partners Ltd.**                 0.350% up to $150 million
                                                                                                 0.300% above $150 million
UBS PACE International Emerging Markets      Mondrian Investment Partners Ltd.*                  0.650% up to $150 million
  Equity Investments                                                                             0.550% above $150 million
                                                                                                    up to $250 million
                                                                                                 0.500% above $250 million
                                             Baring International Investment Limited*                     0.500%
                                             Gartmore Global Partners                                     0.500%

* Mondrian Investment Partners Ltd. replaced Baring International Investment Limited effective September 28, 2004

** Delaware International Advisers Ltd. changed its name to Mondrian Investment Partners Ltd. on September 24, 2004.

At January 31, 2005, certain Portfolios owed UBS Global AM for investment management and administration fees as follows:

                                                                                                                          AMOUNTS
                     PORTFOLIO                                                                                             OWED
---------------------------------------------------------------------------------------------------------------------------------
UBS PACE Money Market Investments                                                                                       $  55,872
UBS PACE Government Securities Fixed Income Investments                                                                   287,092
UBS PACE Intermediate Fixed Income Investments                                                                            192,311
UBS PACE Strategic Fixed Income Investments                                                                               254,813
UBS PACE Municipal Fixed Income Investments                                                                               130,487
UBS PACE Global Fixed Income Investments                                                                                  291,656
UBS PACE Large Co Value Equity Investments                                                                                642,250
UBS PACE Large Co Growth Equity Investments                                                                               504,373
UBS PACE Small/Medium Co Value Equity Investments                                                                         270,803
UBS PACE Small/Medium Co Growth Equity Investments                                                                        265,418
UBS PACE International Equity Investments                                                                                 521,594
UBS PACE International Emerging Markets Equity Investments                                                                174,636

UBS Global AM has entered into a written agreement with each of UBS PACE Large Co Value Equity Investments and UBS PACE Large Co Growth Equity Investments under which UBS Global AM is contractually obligated to waive its management fees to the extent necessary to reflect the lower overall fees paid to the Portfolios' investment advisors as a result of the lower sub-advisory fees paid by UBS Global AM to SSgA. Additionally, UBS PACE Large Co Value Equity Investments and UBS Global AM have entered into additional fee waivers, effective December 1, 2003, whereby, UBS Global AM has agreed to permanently reduce its management fees based on the Portfolio's average daily net assets of the Portfolio as follows: $0 to $250 million-0.60%; in excess of $250 million up to $500 million-0.57%; in excess of $500 million up to $1 billion-0.53%; and over $1 billion-0.50%.

For the six months ended January 31, 2005, UBS Global AM was contractually obligated to waive $615,165 and $167,875 in investment management and administration fees for UBS PACE Large Co Value Equity Investments and UBS PACE Large Co Growth Equity Investments, respectively. Additionally, for the six months ended January 31, 2005, UBS Global AM had the following voluntary fee waivers, reimbursements, and recoupments. The recoupments are included in the investment management and administration fees on the Statements of Operations. The fee waivers and reimbursements for the six months ended January 31, 2005, which are subject to repayment by the Portfolios through July 31, 2008, were as follows:

                                                                                                          FEE
                                                                                                        WAIVERS
                                                                                                          AND
                                                                                                        EXPENSE
                     PORTFOLIO                                                                      REIMBURSEMENTS    RECOUPMENTS
---------------------------------------------------------------------------------------------------------------------------------
UBS PACE Money Market Investments                                                                    $ 286,685               --
UBS PACE Government Securities Fixed Income Investments                                                241,524               --
UBS PACE Intermediate Fixed Income Investments                                                          22,282               --
UBS PACE Strategic Fixed Income Investments                                                             85,707        $   1,918
UBS PACE Municipal Fixed Income Investments                                                             90,559               --
UBS PACE Global Fixed Income Investments                                                               214,623              392
UBS PACE Large Co Value Equity Investments                                                               2,485          136,475
UBS PACE Large Co Growth Equity Investments                                                              3,880           16,286
UBS PACE Small/Medium Co Value Equity Investments                                                        4,129            6,772
UBS PACE Small/Medium Co Growth Equity Investments                                                      62,617            1,811
UBS PACE International Equity Investments                                                                   --           12,364
UBS PACE International Emerging Markets Equity Investments                                              15,113              764

UBS Global AM is contractually obligated to waive all or a portion of its investment management and administration fees and to reimburse certain operating expenses for the six months ended January 31, 2005 to maintain the total annual operating expenses at a level not to exceed the following:

                     PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------------
UBS PACE Money Market Investments                                                                                          0.60%
UBS PACE Government Securities Fixed Income Investments--Class A                                                           1.08
UBS PACE Government Securities Fixed Income Investments--Class B                                                           1.84
UBS PACE Government Securities Fixed Income Investments--Class C                                                           1.62
UBS PACE Government Securities Fixed Income Investments--Class Y                                                           0.76
UBS PACE Government Securities Fixed Income Investments--Class P                                                           0.87
UBS PACE Intermediate Fixed Income Investments--Class A                                                                    1.07
UBS PACE Intermediate Fixed Income Investments--Class B                                                                    1.81
UBS PACE Intermediate Fixed Income Investments--Class C                                                                    1.56
UBS PACE Intermediate Fixed Income Investments--Class Y                                                                    0.81
UBS PACE Intermediate Fixed Income Investments--Class P                                                                    0.80
UBS PACE Strategic Fixed Income Investments--Class A                                                                       1.23
UBS PACE Strategic Fixed Income Investments--Class B                                                                       1.94
UBS PACE Strategic Fixed Income Investments--Class C                                                                       1.72
UBS PACE Strategic Fixed Income Investments--Class Y                                                                       1.03
UBS PACE Strategic Fixed Income Investments--Class P                                                                       0.93
UBS PACE Municipal Fixed Income Investments--Class A                                                                       0.96
UBS PACE Municipal Fixed Income Investments--Class B                                                                       1.71
UBS PACE Municipal Fixed Income Investments--Class C                                                                       1.48
UBS PACE Municipal Fixed Income Investments--Class Y                                                                       0.74
UBS PACE Municipal Fixed Income Investments--Class P                                                                       0.76
UBS PACE Global Fixed Income Investments--Class A                                                                          1.36
UBS PACE Global Fixed Income Investments--Class B                                                                          2.11
UBS PACE Global Fixed Income Investments--Class C                                                                          1.85
UBS PACE Global Fixed Income Investments--Class Y                                                                          1.05
UBS PACE Global Fixed Income Investments--Class P                                                                          1.13
UBS PACE Large Co Value Equity Investments--Class A                                                                        1.25
UBS PACE Large Co Value Equity Investments--Class B                                                                        2.05
UBS PACE Large Co Value Equity Investments--Class C                                                                        2.04
UBS PACE Large Co Value Equity Investments--Class Y                                                                        0.91
UBS PACE Large Co Value Equity Investments--Class P                                                                        1.02
UBS PACE Large Co Growth Equity Investments--Class A                                                                       1.30
UBS PACE Large Co Growth Equity Investments--Class B                                                                       2.16
UBS PACE Large Co Growth Equity Investments--Class C                                                                       2.11
UBS PACE Large Co Growth Equity Investments--Class Y                                                                       0.93
UBS PACE Large Co Growth Equity Investments--Class P                                                                       1.05
UBS PACE Small/Medium Co Value Equity Investments--Class A                                                                 1.42
UBS PACE Small/Medium Co Value Equity Investments--Class B                                                                 2.21
UBS PACE Small/Medium Co Value Equity Investments--Class C                                                                 2.19
UBS PACE Small/Medium Co Value Equity Investments--Class Y                                                                 1.19
UBS PACE Small/Medium Co Value Equity Investments--Class P                                                                 1.16

                     PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------------
UBS PACE Small/Medium Co Growth Equity Investments--Class A                                                                1.41%
UBS PACE Small/Medium Co Growth Equity Investments--Class B                                                                2.27
UBS PACE Small/Medium Co Growth Equity Investments--Class C                                                                2.20
UBS PACE Small/Medium Co Growth Equity Investments--Class Y                                                                1.29
UBS PACE Small/Medium Co Growth Equity Investments--Class P                                                                1.13
UBS PACE International Equity Investments--Class A                                                                         1.65
UBS PACE International Equity Investments--Class B                                                                         2.65
UBS PACE International Equity Investments--Class C                                                                         2.47
UBS PACE International Equity Investments--Class Y                                                                         1.22
UBS PACE International Equity Investments--Class P                                                                         1.40
UBS PACE International Emerging Markets Equity Investments--Class A                                                        2.26
UBS PACE International Emerging Markets Equity Investments--Class B                                                        3.03
UBS PACE International Emerging Markets Equity Investments--Class C                                                        3.05
UBS PACE International Emerging Markets Equity Investments--Class Y                                                        2.07
UBS PACE International Emerging Markets Equity Investments--Class P                                                        2.00

Each Portfolio will reimburse UBS Global AM for any such payments during a three-year period to the extent that operating expenses are otherwise below the expense caps.

At January 31, 2005, the following Portfolios had remaining fee waivers and expense reimbursements subject to repayment to UBS Global AM and respective dates of expiration as follows:

                                                                       FEE WAIVERS/
                                                                          EXPENSE
                                                                      REIMBURSEMENTS   EXPIRES     EXPIRES     EXPIRES    EXPIRES
                                                                        SUBJECT TO    JULY 31,    JULY 31,    JULY 31,   JULY 31,
                 PORTFOLIO                                               REPAYMENT      2005        2006        2007       2008
----------------------------------------------------------------------------------------------------------------------------------
UBS PACE Money Market Investments                                     $  2,354,873    $ 854,351  $  703,657  $  510,180  $ 286,685
UBS PACE Government Securities Fixed Income Investments--Class A         1,032,711      411,547     329,289     216,241     75,634
UBS PACE Government Securities Fixed Income Investments--Class B            55,945       18,143      21,806      12,369      3,627
UBS PACE Government Securities Fixed Income Investments--Class C           357,817      144,546     108,668      75,838     28,765
UBS PACE Government Securities Fixed Income Investments--Class Y           178,255      125,580      32,896      15,212      4,567
UBS PACE Government Securities Fixed Income Investments--Class P         1,187,135      451,489     311,241     295,474    128,931
UBS PACE Intermediate Fixed Income Investments--Class A                    407,665      201,946     135,304      62,979      7,436
UBS PACE Intermediate Fixed Income Investments--Class B                     22,601        9,806       9,127       3,162        506
UBS PACE Intermediate Fixed Income Investments--Class C                     39,193       18,614      14,091       5,375      1,113
UBS PACE Intermediate Fixed Income Investments--Class Y                      8,059        4,297       2,534         941        287
UBS PACE Intermediate Fixed Income Investments--Class P                    482,573      175,698     188,707     105,228     12,940
UBS PACE Strategic Fixed Income Investments--Class A                        54,090       33,683       9,761      10,646         --
UBS PACE Strategic Fixed Income Investments--Class B                         8,388        4,145       2,614         977        652
UBS PACE Strategic Fixed Income Investments--Class C                         8,959        6,150       2,809          --         --
UBS PACE Strategic Fixed Income Investments--Class Y                           176          176          --          --         --
UBS PACE Strategic Fixed Income Investments--Class P                       748,460      244,498     231,947     186,960     85,055
UBS PACE Municipal Fixed Income Investments--Class A                       746,568      315,097     207,083     175,866     48,522
UBS PACE Municipal Fixed Income Investments--Class B                        40,732       19,479      12,234       7,322      1,697
UBS PACE Municipal Fixed Income Investments--Class C                       128,305       55,212      34,944      30,233      7,916
UBS PACE Municipal Fixed Income Investments--Class Y                         1,573          774         380         313        106
UBS PACE Municipal Fixed Income Investments--Class P                       322,922      112,387      80,057      98,160     32,318

                                                                     FEE WAIVERS/
                                                                       EXPENSE
                                                                    REIMBURSEMENTS  EXPIRES     EXPIRES     EXPIRES     EXPIRES
                                                                      SUBJECT TO    JULY 31,    JULY 31,    JULY 31,    JULY 31,
                PORTFOLIO                                              REPAYMENT      2005        2006        2007        2008
---------------------------------------------------------------------------------------------------------------------------------
UBS PACE Global Fixed Income Investments--Class A                     $   732,251  $  327,977  $  209,982  $  150,181  $   44,111
UBS PACE Global Fixed Income Investments--Class B                          10,494       5,154       2,650       2,095         595
UBS PACE Global Fixed Income Investments--Class C                          44,923      18,775      14,917       7,929       3,302
UBS PACE Global Fixed Income Investments--Class Y                          14,896       5,369       6,563       2,964          --
UBS PACE Global Fixed Income Investments--Class P                       1,108,378     321,052     286,377     334,334     166,615
UBS PACE Large Co Value Equity Investments--Class A                       441,083     289,771     151,312          --          --
UBS PACE Large Co Value Equity Investments--Class B                        99,250      62,074      32,093       2,598       2,485
UBS PACE Large Co Value Equity Investments--Class C                        69,461      45,332      24,129          --          --
UBS PACE Large Co Value Equity Investments--Class Y                         6,664          --       6,664          --          --
UBS PACE Large Co Value Equity Investments--Class P                       176,887      82,951      93,936          --          --
UBS PACE Large Co Growth Equity Investments--Class A                      291,083     186,548     102,529       2,006          --
UBS PACE Large Co Growth Equity Investments--Class B                       68,859      41,115      18,937       5,487       3,320
UBS PACE Large Co Growth Equity Investments--Class C                       57,953      34,220      19,064       4,109         560
UBS PACE Large Co Growth Equity Investments--Class Y                       17,662       9,449       8,213          --          --
UBS PACE Large Co Growth Equity Investments--Class P                      421,327     275,077     146,250          --          --
UBS PACE Small/Medium Co Value Equity Investments--Class A                 18,245       3,388      14,857          --          --
UBS PACE Small/Medium Co Value Equity Investments--Class B                  4,206       2,117       2,089          --          --
UBS PACE Small/Medium Co Value Equity Investments--Class C                  1,912       1,731          --         181          --
UBS PACE Small/Medium Co Value Equity Investments--Class Y                     38          38          --          --          --
UBS PACE Small/Medium Co Value Equity Investments--Class P                573,709     249,183     226,693      93,704       4,129
UBS PACE Small/Medium Co Growth Equity Investments--Class A                23,322      23,322          --          --          --
UBS PACE Small/Medium Co Growth Equity Investments--Class B                19,230      14,467       3,499         590         674
UBS PACE Small/Medium Co Growth Equity Investments--Class C                 6,214       5,219         995          --          --
UBS PACE Small/Medium Co Growth Equity Investments--Class P               654,144     274,519     216,010     101,672      61,943
UBS PACE International Equity Investments--Class A                        105,745      71,957      33,788          --          --
UBS PACE International Equity Investments--Class B                          7,696       6,903         793          --          --
UBS PACE International Equity Investments--Class C                         16,616      11,432       5,184          --          --
UBS PACE International Equity Investments--Class P                          6,254       6,254          --          --          --
UBS PACE International Emerging Markets Equity Investments--Class A        40,036      31,012       9,024          --          --
UBS PACE International Emerging Markets Equity Investments--Class B        34,965      26,092       8,754          23          96
UBS PACE International Emerging Markets Equity Investments--Class C        20,941      16,065       4,876          --          --
UBS PACE International Emerging Markets Equity Investments--Class Y         1,225       1,225          --          --          --
UBS PACE International Emerging Markets Equity Investments--Class P       844,034     465,898     280,937      82,182      15,017

UBS PACE Small/Medium Co Growth Equity Investments Class Y and UBS PACE International Equity Investments Class Y have no remaining fee waivers and reimbursements subject to repayment.

At January 31, 2005, UBS Global AM owed (was owed by) certain Portfolios for fee waivers and reimbursements (recouped fee waivers and reimbursements) as follows:

                                                                    AMOUNTS DUE
                PORTFOLIO                                             (OWED)
-------------------------------------------------------------------------------
UBS PACE Money Market Investments                                  $     54,445
UBS PACE Government Securities Fixed Income Investments                  37,609
UBS PACE Intermediate Fixed Income Investments                           (7,816)
UBS PACE Strategic Fixed Income Investments                              13,766
UBS PACE Municipal Fixed Income Investments                              13,868
UBS PACE Global Fixed Income Investments                                 34,726
UBS PACE Large Co Value Equity Investments                              (25,294)
UBS PACE Large Co Growth Equity Investments                              (3,469)
UBS PACE Small/Medium Co Value Equity Investments                        (1,534)
UBS PACE Small/Medium Co Growth Equity Investments                        8,218
UBS PACE International Equity Investments                                (3,714)
UBS PACE International Emerging Markets Equity Investments                  (18)

During the six months ended January 31, 2005, UBS PACE Large Co Value Equity Investments, UBS PACE Large Co Growth Equity Investments, and UBS PACE International Emerging Markets Equity Investments paid $35,913, $19,986 and $800, respectively, in brokerage commissions to UBS Financial Services Inc., an indirect wholly owned subsidiary of UBS AG, and UBS PACE International Emerging Markets Equity Investments paid $16,174 in brokerage commissions to UBS AG, for transactions executed on behalf of the respective Portfolios.

SERVICE AND DISTRIBUTION PLANS

UBS Global AM is the principal underwriter of each Portfolios' shares. Under separate plans of service and/or distribution pertaining to Class A, Class B and Class C shares, the Portfolios (with the exception of UBS PACE Money Market Investments) pay UBS Global AM monthly service fees at the annual rate of 0.25% of the average daily net assets of Class A, Class B and Class C shares and monthly distribution fees (1) at the annual rate of 0.75% of the average daily net assets on Class B and Class C shares for UBS PACE Large Co Value Equity Investments, UBS PACE Large Co Growth Equity Investments, UBS PACE Small/Medium Co Value Equity Investments, UBS PACE Small/Medium Co Growth Equity Investments, UBS PACE International Equity Investments and UBS PACE International Emerging Markets Equity Investments Portfolios and (2) at the annual rate of 0.75% and 0.50% of the average daily net assets of Class B and Class C shares, respectively, for UBS PACE Government Securities Fixed Income Investments, UBS PACE Intermediate Fixed Income Investments, UBS PACE Strategic Fixed Income Investments, UBS PACE Municipal Fixed Income Investments and UBS PACE Global Fixed Income Investments Portfolios.

UBS Global AM also receives the proceeds of the initial sales charges paid upon the purchase of Class A and the contingent deferred sales charges paid by shareholders upon certain redemptions of Class A, Class B and Class C shares.

At January 31, 2005, certain Portfolios owed UBS Global AM service and distribution fees, and for the six months ended January 31, 2005, certain Portfolios were informed by UBS Global AM that it had earned sales charges as follows:

                                                                         SERVICE AND
                                                                      DISTRIBUTION FEES   SALES CHARGES
                     PORTFOLIO                                              OWED             EARNED
-------------------------------------------------------------------------------------------------------
UBS PACE Government Securities Fixed Income Investments--Class A          $ 31,658          $  3,717
UBS PACE Government Securities Fixed Income Investments--Class B             5,482            12,265
UBS PACE Government Securities Fixed Income Investments--Class C            25,155               336
UBS PACE Intermediate Fixed Income Investments--Class A                     17,842             2,512
UBS PACE Intermediate Fixed Income Investments--Class B                      2,301             3,246
UBS PACE Intermediate Fixed Income Investments--Class C                      5,681                 1
UBS PACE Strategic Fixed Income Investments--Class A                         4,940             3,992
UBS PACE Strategic Fixed Income Investments--Class B                         3,072             3,667
UBS PACE Strategic Fixed Income Investments--Class C                         5,339                19
UBS PACE Municipal Fixed Income Investments--Class A                        26,773            11,892
UBS PACE Municipal Fixed Income Investments--Class B                         3,200             5,879
UBS PACE Municipal Fixed Income Investments--Class C                        14,906                --
UBS PACE Global Fixed Income Investments--Class A                           34,418             1,584
UBS PACE Global Fixed Income Investments--Class B                            1,600               574
UBS PACE Global Fixed Income Investments--Class C                            5,852                 4
UBS PACE Large Co Value Equity Investments--Class A                         65,847            29,042
UBS PACE Large Co Value Equity Investments--Class B                         11,213            15,039
UBS PACE Large Co Value Equity Investments--Class C                         34,813               327
UBS PACE Large Co Growth Equity Investments--Class A                        20,793            10,296
UBS PACE Large Co Growth Equity Investments--Class B                         3,962             6,054
UBS PACE Large Co Growth Equity Investments--Class C                         9,383                17
UBS PACE Small/Medium Co Value Equity Investments--Class A                  11,481            15,688
UBS PACE Small/Medium Co Value Equity Investments--Class B                   4,937             4,552
UBS PACE Small/Medium Co Value Equity Investments--Class C                  12,153                63
UBS PACE Small/Medium Co Growth Equity Investments--Class A                 13,280            10,341
UBS PACE Small/Medium Co Growth Equity Investments--Class B                  2,214             1,900
UBS PACE Small/Medium Co Growth Equity Investments--Class C                  7,687                51
UBS PACE International Equity Investments--Class A                          20,906             8,492
UBS PACE International Equity Investments--Class B                             875             1,226
UBS PACE International Equity Investments--Class C                           7,148                33
UBS PACE International Emerging Markets Equity Investments--Class A          2,947             3,056
UBS PACE International Emerging Markets Equity Investments--Class B            723               208
UBS PACE International Emerging Markets Equity Investments--Class C          3,671                 8

REDEMPTION FEES

UBS PACE International Equity Investments and UBS PACE International Emerging Markets Equity Investments charge a 1.00% redemption fee if you sell or exchange Class A shares or sell Class Y shares less than 90 days after you purchase them. This amount will be paid to the applicable Portfolio not to UBS Global AM. For the six months ended January 31, 2005, the redemption fees paid to UBS PACE International Equity Investments and UBS PACE International Emerging Markets Equity Investments were $4 and $499, respectively.

TRANSFER AGENCY AND RELATED SERVICES FEES

UBS Financial Services Inc. provides transfer agency related services to the Portfolios pursuant to a delegation of authority from PFPC Inc. ("PFPC"), the Portfolios transfer agent, and is compensated for these services by PFPC, not the Portfolios.

For the six months ended January 31, 2005, UBS Financial Services Inc. received from PFPC, not the Portfolios, total transfer agency related services fees paid by the Portfolios to PFPC as follows:

                                                                 TRANSFER AGENCY
                                                                     RELATED
                                                                  SERVICES FEES
                PORTFOLIO                                            EARNED
--------------------------------------------------------------------------------
UBS PACE Money Market Investments                                   $ 175,057
UBS PACE Government Securities Fixed Income Investments               187,782
UBS PACE Intermediate Fixed Income Investments                        110,427
UBS PACE Strategic Fixed Income Investments                           182,148
UBS PACE Municipal Fixed Income Investments                            48,719
UBS PACE Global Fixed Income Investments                              244,091
UBS PACE Large Co Value Equity Investments                            360,024
UBS PACE Large Co Growth Equity Investments                           281,630
UBS PACE Small/Medium Co Value Equity Investments                     234,422
UBS PACE Small/Medium Co Growth Equity Investments                    241,170
UBS PACE International Equity Investments                             254,877
UBS PACE International Emerging Markets Equity Investments            190,590

For the six months ended January 31, 2005, each Portfolio accrued transfer agency and related services fees on each class as follows:

                                                                     TRANSFER
                                                                    AGENCY AND
                                                                      RELATED
                PORTFOLIO                                          SERVICES FEES
--------------------------------------------------------------------------------
UBS PACE Government Securities Fixed Income Investments--Class A    $  83,916
UBS PACE Government Securities Fixed Income Investments--Class B        4,410
UBS PACE Government Securities Fixed Income Investments--Class C       39,142
UBS PACE Government Securities Fixed Income Investments--Class Y        1,436
UBS PACE Government Securities Fixed Income Investments--Class P      195,361
UBS PACE Intermediate Fixed Income Investments--Class A                51,321
UBS PACE Intermediate Fixed Income Investments--Class B                 2,165
UBS PACE Intermediate Fixed Income Investments--Class C                 5,305
UBS PACE Intermediate Fixed Income Investments--Class Y                   776
UBS PACE Intermediate Fixed Income Investments--Class P               121,487
UBS PACE Strategic Fixed Income Investments--Class A                   18,221
UBS PACE Strategic Fixed Income Investments--Class B                    3,181
UBS PACE Strategic Fixed Income Investments--Class C                    5,332
UBS PACE Strategic Fixed Income Investments--Class Y                      201
UBS PACE Strategic Fixed Income Investments--Class P                  286,008
UBS PACE Municipal Fixed Income Investments--Class A                   31,459
UBS PACE Municipal Fixed Income Investments--Class B                    1,153
UBS PACE Municipal Fixed Income Investments--Class C                    7,192
UBS PACE Municipal Fixed Income Investments--Class Y                      110
UBS PACE Municipal Fixed Income Investments--Class P                   43,845

                                                                     TRANSFER
                                                                    AGENCY AND
                                                                      RELATED
                PORTFOLIO                                          SERVICES FEES
--------------------------------------------------------------------------------
UBS PACE Global Fixed Income Investments--Class A                    $ 115,500
UBS PACE Global Fixed Income Investments--Class B                        1,428
UBS PACE Global Fixed Income Investments--Class C                        6,812
UBS PACE Global Fixed Income Investments--Class Y                          959
UBS PACE Global Fixed Income Investments--Class P                      286,623
UBS PACE Large Co Value Equity Investments--Class A                    181,249
UBS PACE Large Co Value Equity Investments--Class B                     26,442
UBS PACE Large Co Value Equity Investments--Class C                     32,623
UBS PACE Large Co Value Equity Investments--Class Y                      1,674
UBS PACE Large Co Value Equity Investments--Class P                    356,120
UBS PACE Large Co Growth Equity Investments--Class A                    90,873
UBS PACE Large Co Growth Equity Investments--Class B                    11,494
UBS PACE Large Co Growth Equity Investments--Class C                    15,323
UBS PACE Large Co Growth Equity Investments--Class Y                       494
UBS PACE Large Co Growth Equity Investments--Class P                   359,053
UBS PACE Small/Medium Co Value Equity Investments--Class A              35,682
UBS PACE Small/Medium Co Value Equity Investments--Class B               6,372
UBS PACE Small/Medium Co Value Equity Investments--Class C              10,838
UBS PACE Small/Medium Co Value Equity Investments--Class Y                 863
UBS PACE Small/Medium Co Value Equity Investments--Class P             344,858
UBS PACE Small/Medium Co Growth Equity Investments--Class A             46,770
UBS PACE Small/Medium Co Growth Equity Investments--Class B              5,167
UBS PACE Small/Medium Co Growth Equity Investments--Class C              9,090
UBS PACE Small/Medium Co Growth Equity Investments--Class Y                327
UBS PACE Small/Medium Co Growth Equity Investments--Class P            343,348
UBS PACE International Equity Investments--Class A                      87,382
UBS PACE International Equity Investments--Class B                       2,388
UBS PACE International Equity Investments--Class C                      10,791
UBS PACE International Equity Investments--Class Y                       1,627
UBS PACE International Equity Investments--Class P                     325,018
UBS PACE International Emerging Markets Equity Investments--Class A     14,152
UBS PACE International Emerging Markets Equity Investments--Class B      1,926
UBS PACE International Emerging Markets Equity Investments--Class C      5,197
UBS PACE International Emerging Markets Equity Investments--Class Y        777
UBS PACE International Emerging Markets Equity Investments--Class P    289,564

SECURITIES LENDING

Each Portfolio may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, U.S. government securities or irrevocable letters of credit in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The Portfolio will regain ownership of loaned securities to exercise certain beneficial rights; however, each Portfolio may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. Each Portfolio receives compensation for lending its securities from interest or dividends earned on the cash, U.S. government securities or irrevocable letters of credit held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. UBS Financial Services Inc. an indirect wholly owned subsidiary of UBS AG, and other affiliated broker-dealers have been approved as borrowers under the Portfolios' securities lending program. UBS Securities LLC is each Portfolios lending agent.

For the six months ended January 31, 2005, UBS Securities LLC earned compensation from certain Portfolios as the Portfolios' lending agent as follows:

                PORTFOLIO                                          COMPENSATION
-------------------------------------------------------------------------------
UBS PACE Government Securities Fixed Income Investments              $    584
UBS PACE Intermediate Fixed Income Investments                          6,686
UBS PACE Global Fixed Income Investments                                1,981
UBS PACE Large Co Value Equity Investments                             25,431
UBS PACE Large Co Growth Equity Investments                            12,370
UBS PACE Small/Medium Co Value Equity Investments                       4,901
UBS PACE Small/Medium Co Growth Equity Investments                      8,413
UBS PACE International Equity Investments                              27,329
UBS PACE International Emerging Markets Equity Investments             11,957

At January 31, 2005, certain Portfolios owed UBS Securities LLC in compensation as the Portfolios' lending agent as follows:

                                                                      AMOUNTS
                PORTFOLIO                                              OWED
--------------------------------------------------------------------------------
UBS PACE Government Securities Fixed Income Investments               $    29
UBS PACE Intermediate Fixed Income Investments                          2,137
UBS PACE Global Fixed Income Investments                                  239
UBS PACE Large Co Value Equity Investments                              4,286
UBS PACE Large Co Growth Equity Investments                             2,223
UBS PACE Small/Medium Co Value Equity Investments                         510
UBS PACE Small/Medium Co Growth Equity Investments                      1,025
UBS PACE International Equity Investments                               5,289
UBS PACE International Emerging Markets Equity Investments              2,255

At January 31, 2005 UBS PACE Intermediate Fixed Income Investments and UBS Global Fixed Income Investments had securities on loan having a market value of $55,153,337 and $1,922,490, respectively. The custodian for UBS PACE Intermediate Fixed Income Investments and UBS Global Fixed Income Investments held cash and cash equivalents as collateral for securities loaned of $19,715,292 and $612,685, respectively. In addition, UBS PACE Intermediate Fixed Income Investments and UBS Global Fixed Income Investments held U.S. Government agency securities having an aggregate value of $37,290,658 and $1,380,363, respectively, as collateral for portfolio securities loaned as follows:

  PRINCIPAL
   AMOUNT
    (000)                                                   MATURITY DATES    INTEREST RATES     VALUE
----------------------------------------------------------------------------------------------------------
UBS PACE INTERMEDIATE FIXED INCOME INVESTMENTS
$      2,800    Federal Home Loan Mortgage Corp.               07/15/06           5.500%      $  2,893,475
      12,250    Federal Home Loan Mortgage Corp.               01/15/12           5.750         13,372,296
       4,475    Federal Home Loan Mortgage Corp.               04/15/13           4.500          4,525,926
      12,685    Federal National Mortgage Association          01/15/30           7.125         16,498,961
                                                                                              $ 37,290,658
----------------------------------------------------------------------------------------------------------

UBS PACE GLOBAL FIXED INCOME INVESTMENTS
$      1,350    Federal National Mortgage Association          07/15/05           7.000%      $  1,380,363
----------------------------------------------------------------------------------------------------------

BANK LINE OF CREDIT

Each Portfolio, other than UBS PACE Money Market Investments, UBS PACE Large Co Value Equity Investments and UBS PACE Large Co Growth Equity Investments, participate with other funds managed, advised or sub-advised by UBS Global AM in a $100 million committed credit facility with State Street Bank and Trust Company ("Committed Credit Facility"), to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of each Portfolio at the request of shareholders and other temporary or emergency purposes. Under the Committed Credit Facility arrangement, each Portfolio has agreed to pay a commitment fee, pro rata, based on the relative asset size of the funds in the Committed Credit Facility. Interest will be charged to each Portfolio at the overnight federal funds rate in effect at the time of borrowings, plus 0.50%. For the six months ended January 31, 2005, the following Portfolios had borrowings:

                                                            AVERAGE DAILY                 WEIGHTED AVERAGE
                                                        AMOUNT OF BORROWING     DAYS         ANNUALIZED       INTEREST
              PORTFOLIO                                     OUTSTANDING      OUTSTANDING        RATE           EXPENSE
------------------------------------------------------------------------------------------------------------------------
UBS PACE Strategic Fixed Income Investments                 $ 11,948,000         1              1.875%         $ 622
UBS PACE Global Fixed Income Investments                       1,225,750         4              2.266            309
UBS PACE International Emerging Markets Equity
  Investments                                                    481,755         9              2.278            274

UBS PACE Large Co Value Equity Investments and UBS PACE Large Co Growth Equity Investments participate with other funds advised by UBS Global Asset Management (Americas) Inc., an affiliate of UBS Global AM, in a $50 million committed credit facility with JP Morgan Chase Bank ("JPMorgan Chase Bank Facility"), to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of each Portfolio at the request of shareholders and other temporary or emergency purposes. Under the JPMorgan Chase Bank Facility arrangement, each Portfolio has agreed to pay a commitment fee, pro rata, based on the relative asset size of the funds in the JPMorgan Chase Bank Facility. Interest will be charged to each Portfolio at the overnight federal funds rate in effect at the time of borrowings, plus 0.50%. For the six months ended January 31, 2005, neither Portfolio borrowed under the JPMorgan Chase Bank Facility.

PURCHASES AND SALES OF SECURITIES

For the six months ended January 31, 2005, aggregate purchases and sales of portfolio securities, excluding short-term securities and U.S. Government securities, were as follows:

                  PORTFOLIO                                                 PURCHASES          SALES
--------------------------------------------------------------------------------------------------------
UBS PACE Government Securities Fixed Income Investments                   $  49,709,159    $  32,050,066
UBS PACE Intermediate Fixed Income Investments                              111,354,304      102,265,817
UBS PACE Strategic Fixed Income Investments                                  46,752,746       42,173,804
UBS PACE Municipal Fixed Income Investments                                  38,651,151       35,828,293
UBS PACE Global Fixed Income Investments                                    257,436,833      275,637,135
UBS PACE Large Co Value Equity Investments                                  429,506,320      419,254,599
UBS PACE Large Co Growth Equity Investments                                 316,089,189      272,000,924
UBS PACE Small/Medium Co Value Equity Investments                            96,510,433       90,897,256
UBS PACE Small/Medium Co Growth Equity Investments                           68,557,124       82,391,309
UBS PACE International Equity Investments                                   161,513,779      122,807,826
UBS PACE International Emerging Markets Equity Investments                  150,037,089      135,080,765

For the six months ended January 31, 2005, aggregate purchases and sales of U.S. Government securities, excluding short-term securities, were as follows:

                  PORTFOLIO                                                PURCHASES          SALES
----------------------------------------------------------------------------------------------------------
UBS PACE Government Securities Fixed Income Investments                  $ 1,897,307,607   $ 1,927,579,597
UBS PACE Intermediate Fixed Income Investments                               424,758,930       423,484,411
UBS PACE Strategic Fixed Income Investments                                  158,460,019       180,863,785
UBS PACE Global Fixed Income Investments                                     212,687,624       210,480,327
UBS PACE Large Co Value Equity Investments                                     3,596,821         6,402,982
UBS PACE Large Co Growth Equity Investments                                    3,803,982         3,955,270

FEDERAL TAX STATUS

Each of the Portfolios intends to distribute substantially all of its income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, each Portfolio intends not to be subject to a federal excise tax.

The tax character of distributions paid during the fiscal year ended July 31, 2004 was as follows:

                                                                             TAX-EXEMPT    ORDINARY
                  PORTFOLIO                                                    INCOME       INCOME
------------------------------------------------------------------------------------------------------
UBS PACE Money Market Investments                                                     --  $    729,903
UBS PACE Government Securities Fixed Income Investments                               --    13,415,816
UBS PACE Intermediate Fixed Income Investments                                        --     9,711,291
UBS PACE Strategic Fixed Income Investments                                           --     9,721,397
UBS PACE Municipal Fixed Income Investments                                  $ 7,920,246            --
UBS PACE Global Fixed Income Investments                                              --    28,850,438
UBS PACE Large Co Value Equity Investments                                            --     8,402,685
UBS PACE International Equity Investments                                             --     2,913,611

The tax character of distributions paid and the components of accumulated earnings (deficit) on a tax basis for the current fiscal year will be determined after the Trust's fiscal year ending July 31, 2005.

At July 31, 2004, the following Portfolios had net capital loss carryforwards available as reductions, to the extent provided in the regulations, of future net realized capital gains. These losses expire as follows:

                            UBS PACE
                           GOVERNMENT       UBS PACE        UBS PACE        UBS PACE        UBS PACE
             UBS PACE      SECURITIES     INTERMEDIATE      STRATEGIC       MUNICIPAL        GLOBAL         UBS PACE
FISCAL        MONEY          FIXED           FIXED           FIXED           FIXED           FIXED          LARGE CO
YEAR          MARKET         INCOME          INCOME          INCOME          INCOME          INCOME       VALUE EQUITY
ENDING     INVESTMENTS     INVESTMENTS     INVESTMENTS     INVESTMENTS     INVESTMENTS     INVESTMENTS     INVESTMENTS
-----------------------------------------------------------------------------------------------------------------------
2006            --                 --      $  1,199,794             --              --              --               --
2007         $ 161          $ 413,310        19,336,984    $ 6,787,298              --     $ 1,887,459               --
2008            --                 --         3,620,638             --     $ 1,991,852       1,235,103               --
2009            --                 --                --             --              --          20,824               --
2010            --                 --                --             --              --              --     $ 10,040,949
2011            --                 --         9,353,216             --              --              --       73,462,150
2012            --                 --         7,849,781             --              --              --               --
Total        $ 161          $ 413,310      $ 41,360,413    $ 6,787,298     $ 1,991,852     $ 3,143,386     $ 83,503,099

                            UBS PACE                        UBS PACE
            UBS PACE         SMALL/                       INTERNATIONAL
            LARGE CO        MEDIUM CO       UBS PACE        EMERGING
FISCAL       GROWTH          GROWTH       INTERNATIONAL     MARKETS
YEAR         EQUITY          EQUITY          EQUITY          EQUITY
ENDING     INVESTMENTS     INVESTMENTS    INVESTMENTS      INVESTMENTS
-----------------------------------------------------------------------
2006                  --            --              --               --
2007                  --            --              --               --
2008                  --            --              --               --
2009                  --            --              --     $  1,885,687
2010       $  86,130,692            --              --       20,071,109
2011         122,048,908   $ 3,246,028    $ 71,684,663       12,786,380
2012                  --            --              --               --
Total      $ 208,179,600   $ 3,246,028    $ 71,684,663     $ 34,743,176

Except for UBS PACE Money Market and UBS PACE Large Co Value Equity Investments, the capital loss carryforwards for the other Portfolios include realized capital losses from the acquisition of certain other funds. Utilization of these losses may be subject to annual limitations imposed by the Internal Revenue Code.

During the fiscal year ended July 31, 2004, the following Portfolios utilized capital loss carryforwards to offset realized gains:

                                                                                                      CAPITAL LOSS
                                                                                                      CARRYFORWARDS
                  PORTFOLIO                                                                             UTILIZED
-------------------------------------------------------------------------------------------------------------------
UBS PACE Government Securities Fixed Income Investments                                               $  2,426,717
UBS PACE Strategic Fixed Income Investments                                                              4,622,114
UBS PACE Municipal Fixed Income Investments                                                                796,492
UBS PACE Global Fixed Income Investments                                                                 2,468,765
UBS PACE Large Co Value Equity Investments                                                              43,450,818
UBS PACE Large Co Growth Equity Investments                                                              3,183,339
UBS PACE Small/Medium Co Value Equity Investments                                                        7,525,612
UBS PACE Small/Medium Co Growth Equity Investments                                                      25,202,998
UBS PACE International Equity Investments                                                               62,264,662
UBS PACE International Emerging Markets Equity Investments                                              26,724,988

In accordance with U.S. Treasury regulations, the following Portfolios have elected to defer realized capital losses and foreign currency losses arising after October 31, 2003. Such losses are treated for tax purposes as arising on August 1, 2004:

                                                                                                            FOREIGN
                                                                                             CAPITAL       CURRENCY
                  PORTFOLIO                                                                  LOSSES         LOSSES
--------------------------------------------------------------------------------------------------------------------
UBS PACE Government Securities Fixed Income investments                                     $  16,410             --
UBS PACE Municipal Fixed Income Investments                                                   646,134             --
UBS PACE International Emerging Markets Equity Investments                                         --      $ 122,879

For federal income tax purposes, which was substantially the same for book purposes, the tax cost of investments and the components of net unrealized appreciation (depreciation) of investments at January 31, 2005, were as follows:

                                                                                                                        NET
                                                                   TAX              GROSS             GROSS          UNREALIZED
                                                                 COST OF         UNREALIZED        UNREALIZED       APPRECIATION
                     PORTFOLIO                                 INVESTMENTS      APPRECIATION      DEPRECIATION     (DEPRECIATION)
---------------------------------------------------------------------------------------------------------------------------------
UBS PACE Government Securities Fixed Income Investments     $    684,020,297    $   3,604,157     $  (3,346,275)    $     257,882
UBS PACE Intermediate Fixed Income Investments                   398,599,904        2,176,425        (2,638,497)         (462,072)
UBS PACE Strategic Fixed Income Investments                      431,242,877        9,407,468        (1,889,527)        7,517,941
UBS PACE Municipal Fixed Income Investments                      255,102,131        7,549,151          (676,595)        6,872,556
UBS PACE Global Fixed Income Investments                         416,584,676       27,965,049          (681,859)       27,283,190
UBS PACE Large Co Value Equity Investments                     1,105,646,855      179,131,471       (12,527,783)      166,603,688
UBS PACE Large Co Growth Equity Investments                      845,069,855      124,595,250       (15,218,247)      109,377,003
UBS PACE Small/Medium Co Value Equity Investments                381,962,732       89,558,692        (7,029,704)       82,528,988
UBS PACE Small/Medium Co Growth Equity Investments               450,886,307       96,100,796       (25,745,351)       70,355,445
UBS PACE International Equity Investments                        661,781,443      102,119,316        (6,253,666)       95,865,650
UBS PACE International Emerging Markets Equity Investments       184,702,882       29,962,435        (1,600,320)       28,362,115

SHARES OF BENEFICIAL INTEREST

There is an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest for each of the Portfolios, except UBS PACE Money Market Investments, about which similar information is provided in the Statement of Changes in Net Assets, were as follows:

UBS PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS
FOR THE SIX MONTHS ENDED JANUARY 31, 2005:

                                       CLASS A                         CLASS B                         CLASS C
                           ------------------------------  ------------------------------  ------------------------------
                                   SHARES          AMOUNT          SHARES          AMOUNT          SHARES          AMOUNT
-------------------------------------------------------------------------------------------------------------------------
Shares sold                        32,259  $      427,550           5,181  $       68,621           4,645  $       61,559
Shares repurchased             (1,236,104)    (16,360,953)        (89,056)     (1,177,977)       (271,546)     (3,594,534)
Shares converted from
  Class B to Class A               80,883       1,065,194         (80,883)     (1,065,194)             --              --
Dividends reinvested               87,325       1,156,499           2,761          36,580          20,789         275,501
Net increase (decrease)        (1,035,637) $  (13,711,710)       (161,997) $   (2,137,970)       (246,112) $   (3,257,474)

                                       CLASS Y                        CLASS P
                           ------------------------------  ------------------------------
                                   SHARES          AMOUNT          SHARES          AMOUNT
-----------------------------------------------------------------------------------------
Shares sold                        50,301  $      666,619       3,857,516  $   51,105,838
Shares repurchased                (97,503)     (1,290,844)     (2,181,698)    (28,893,409)
Shares converted from
  Class B to Class A                   --              --              --              --
Dividends reinvested                9,599         127,113         243,228       3,222,432
Net increase (decrease)           (37,603) $     (497,112)      1,919,046  $   25,434,861

FOR THE YEAR ENDED JULY 31, 2004:

                                       CLASS A                         CLASS B                         CLASS C
                           ------------------------------  ------------------------------  ------------------------------
                                   SHARES         AMOUNT           SHARES          AMOUNT          SHARES          AMOUNT
-------------------------------------------------------------------------------------------------------------------------
Shares sold                       214,321  $    2,783,306          43,163  $      561,034          20,222  $      262,210
Shares repurchased             (3,375,810)    (43,933,473)       (385,377)     (5,008,093)       (809,118)    (10,536,407)
Shares converted from
  Class B to Class A              204,343       2,647,691        (204,380)     (2,647,691)             --              --
Dividends reinvested              249,997       3,251,766          12,526         162,942          61,902         805,703
Net increase (decrease)        (2,707,149) $  (35,250,710)       (534,068) $   (6,931,808)       (726,994) $   (9,468,494)

                                       CLASS Y                        CLASS P
                           ------------------------------  ------------------------------
                                   SHARES          AMOUNT          SHARES          AMOUNT
-----------------------------------------------------------------------------------------
Shares sold                       116,134  $    1,518,631       7,208,512  $   93,917,959
Shares repurchased               (632,433)     (8,247,685)     (4,560,537)    (59,328,321)
Shares converted from
  Class B to Class A                   --              --              --              --
Dividends reinvested               30,098         391,148         515,440       6,707,049
Net increase (decrease)          (486,201) $   (6,337,906)      3,163,415  $   41,296,687

UBS PACE INTERMEDIATE FIXED INCOME INVESTMENTS
FOR THE SIX MONTHS ENDED JANUARY 31, 2005:

                                       CLASS A                         CLASS B                         CLASS C
                           ------------------------------  ------------------------------  ------------------------------
                                   SHARES          AMOUNT          SHARES          AMOUNT          SHARES          AMOUNT
-------------------------------------------------------------------------------------------------------------------------
Shares sold                        71,136  $      826,545           7,868  $       91,503         111,049  $    1,290,039
Shares repurchased               (973,493)    (11,309,702)        (54,810)       (637,431)       (181,861)     (2,113,944)
Shares converted from
  Class B to Class A              135,072       1,567,907        (134,903)     (1,567,907)             --              --
Dividends reinvested               77,380         899,472           2,402          27,975           6,469          75,311
Net increase (decrease)          (689,905) $   (8,015,778)       (179,443) $   (2,085,860)        (64,343) $     (748,594)

                                       CLASS Y                        CLASS P
                           ------------------------------  ------------------------------
                                   SHARES          AMOUNT          SHARES          AMOUNT
-----------------------------------------------------------------------------------------
Shares sold                        14,325  $      166,434       5,027,201  $   58,442,256
Shares repurchased                (19,309)       (224,399)     (3,529,697)    (41,058,543)
Shares converted from
  Class B to Class A                   --              --              --              --
Dividends reinvested                1,717          19,967         372,819       4,335,362
Net increase (decrease)            (3,267) $      (37,998)      1,870,323  $   21,719,075

FOR THE YEAR ENDED JULY 31, 2004:

                                       CLASS A                         CLASS B                         CLASS C
                           ------------------------------  ------------------------------  ------------------------------
                                   SHARES          AMOUNT          SHARES          AMOUNT          SHARES          AMOUNT
-------------------------------------------------------------------------------------------------------------------------
Shares sold                       326,083  $    3,785,583          32,993  $      384,432          12,904  $      148,644
Shares repurchased             (2,745,758)    (31,796,979)       (254,723)     (2,957,631)       (264,580)     (3,071,142)
Shares converted from
  Class B to Class A              238,436       2,765,376        (238,093)     (2,765,376)             --              --
Dividends reinvested              157,702       1,827,102           8,233          95,580          12,624         146,464
Net increase (decrease)        (2,023,537) $  (23,418,918)       (451,590) $   (5,242,995)       (239,052) $   (2,776,034)

                                       CLASS Y                        CLASS P
                           ------------------------------  ------------------------------
                                   SHARES          AMOUNT          SHARES          AMOUNT
-----------------------------------------------------------------------------------------
Shares sold                       324,240  $    3,760,443      10,283,978  $  119,457,983
Shares repurchased               (370,666)     (4,303,028)     (6,547,196)    (75,962,833)
Shares converted from
  Class B to Class A                   --              --              --              --
Dividends reinvested                3,701          42,923         564,279       6,538,011
Net increase (decrease)           (42,725) $     (499,662)      4,301,061  $   50,033,161

UBS PACE STRATEGIC FIXED INCOME INVESTMENTS
FOR THE SIX MONTHS ENDED JANUARY 31, 2005:

                                       CLASS A                         CLASS B                         CLASS C
                           ------------------------------  ------------------------------  ------------------------------
                                   SHARES          AMOUNT          SHARES          AMOUNT          SHARES          AMOUNT
-------------------------------------------------------------------------------------------------------------------------
Shares sold                        92,129  $    1,297,637           7,819  $      108,956           2,568  $       36,282
Shares repurchased               (333,088)     (4,687,711)        (54,623)       (767,383)        (62,021)       (873,592)
Shares converted from
  Class B to Class A               79,116       1,110,123         (79,161)     (1,110,123)             --              --
Dividends reinvested               52,657         734,067           7,688         107,058          18,515         257,946
Net increase (decrease)          (109,186) $   (1,545,884)       (118,277) $   (1,661,492)        (40,938) $     (579,364)

                                       CLASS Y                        CLASS P
                           ------------------------------  ------------------------------
                                   SHARES          AMOUNT          SHARES          AMOUNT
-----------------------------------------------------------------------------------------
Shares sold                        22,169  $      312,278       5,228,274  $   73,526,239
Shares repurchased                (13,277)       (186,324)     (2,659,029)    (37,434,341)
Shares converted from
  Class B to Class A                   --              --              --              --
Dividends reinvested                2,064          28,738       1,111,009      15,480,482
Net increase (decrease)            10,956  $      154,692       3,680,254  $   51,572,380

FOR THE YEAR ENDED JULY 31, 2004:

                                       CLASS A                         CLASS B                         CLASS C
                           ------------------------------  ------------------------------  ------------------------------
                                   SHARES          AMOUNT          SHARES          AMOUNT          SHARES          AMOUNT
-------------------------------------------------------------------------------------------------------------------------
Shares sold                       250,153  $    3,472,171          26,038  $      361,145          19,620  $      275,269
Shares repurchased               (804,613)    (11,152,947)       (200,944)     (2,782,421)       (192,129)     (2,666,309)
Shares converted from
  Class B to Class A              294,696       4,068,732        (294,861)     (4,068,732)             --              --
Dividends reinvested               35,658         494,486           8,148         112,888          12,425         172,338
Net increase (decrease)          (224,106) $   (3,117,558)       (461,619) $   (6,377,120)       (160,084) $   (2,218,702)

                                       CLASS Y                        CLASS P
                           ------------------------------  ------------------------------
                                   SHARES          AMOUNT          SHARES          AMOUNT
-----------------------------------------------------------------------------------------
Shares sold                        43,458  $      599,468      10,178,644  $  141,458,750
Shares repurchased                (47,607)       (657,279)     (4,553,090)    (63,150,111)
Shares converted from
  Class B to Class A                   --              --              --              --
Dividends reinvested                1,118          15,503         615,855       8,541,607
Net increase (decrease)            (3,031) $      (42,308)      6,241,409  $   86,850,246

UBS PACE MUNICIPAL FIXED INCOME INVESTMENTS
FOR THE SIX MONTHS ENDED JANUARY 31, 2005:

                                       CLASS A                         CLASS B                         CLASS C
                           ------------------------------  ------------------------------  ------------------------------
                                   SHARES          AMOUNT          SHARES          AMOUNT          SHARES          AMOUNT
-------------------------------------------------------------------------------------------------------------------------
Shares sold                        85,017  $    1,079,680           6,045  $       76,751           5,544  $       70,651
Shares repurchased               (850,973)    (10,810,867)        (47,285)       (600,172)       (186,275)     (2,363,221)
Shares converted from
  Class B to Class A               51,671         653,969         (51,671)       (653,969)             --              --
Dividends reinvested              107,505       1,365,904           1,906          24,221          19,244         244,543
Net increase (decrease)          (606,780) $   (7,711,314)        (91,005) $   (1,153,169)       (161,487) $   (2,048,027)

                                       CLASS Y                        CLASS P
                           ------------------------------  ------------------------------
                                   SHARES          AMOUNT          SHARES          AMOUNT
-----------------------------------------------------------------------------------------
Shares sold                            18  $          231       1,647,114  $   20,917,950
Shares repurchased                   (939)        (11,922)     (1,077,419)    (13,682,431)
Shares converted from
  Class B to Class A                   --              --              --              --
Dividends reinvested                  161           2,046         123,635       1,570,924
Net increase (decrease)              (760) $       (9,645)        693,330  $    8,806,443

FOR THE YEAR ENDED JULY 31, 2004:

                                       CLASS A                         CLASS B                         CLASS C
                           ------------------------------  ------------------------------  ------------------------------
                                   SHARES          AMOUNT          SHARES          AMOUNT          SHARES          AMOUNT
-------------------------------------------------------------------------------------------------------------------------
Shares sold                       258,034  $    3,280,679           5,443  $       69,542          11,213  $      143,309
Shares repurchased             (2,380,680)    (30,247,360)       (113,691)     (1,446,943)       (346,112)     (4,395,078)
Shares converted from
  Class B to Class A              136,719       1,738,708        (136,695)     (1,738,708)             --              --
Dividends reinvested              231,375       2,941,823           5,465          69,523          41,539         528,193
Net increase (decrease)        (1,754,552) $  (22,286,150)       (239,478) $   (3,046,586)       (293,360) $   (3,723,576)

                                       CLASS Y                        CLASS P
                           ------------------------------  ------------------------------
                                   SHARES          AMOUNT          SHARES          AMOUNT
-----------------------------------------------------------------------------------------
Shares sold                            --              --       3,960,576  $   50,368,277
Shares repurchased                    (12) $         (149)     (2,209,172)    (28,037,950)
Shares converted from
  Class B to Class A                   --              --              --              --
Dividends reinvested                  481           6,116         201,282       2,557,127
Net increase (decrease)               469  $        5,967       1,952,686  $   24,887,454

UBS PACE GLOBAL FIXED INCOME INVESTMENTS
FOR THE SIX MONTHS ENDED JANUARY 31, 2005:

                                       CLASS A                         CLASS B                         CLASS C
                           ------------------------------  ------------------------------  ------------------------------
                                   SHARES          AMOUNT          SHARES          AMOUNT          SHARES          AMOUNT
-------------------------------------------------------------------------------------------------------------------------
Shares sold                       116,921  $    1,441,257           2,234  $       28,239          30,749  $      385,180
Shares repurchased             (1,131,243)    (13,945,517)        (11,476)       (140,264)        (63,847)       (785,828)
Shares converted from
  Class B to Class A                4,735          57,511          (4,727)        (57,511)             --              --
Dividends reinvested              441,103       5,474,891           3,115          38,759          24,767         307,552
Net increase (decrease)          (568,484) $   (6,971,858)        (10,854) $     (130,777)         (8,331) $      (93,096)

                                       CLASS Y                        CLASS P
                           ------------------------------  ------------------------------
                                   SHARES          AMOUNT          SHARES          AMOUNT
-----------------------------------------------------------------------------------------
Shares sold                        34,767  $      429,384       3,780,129  $   46,712,839
Shares repurchased                (84,085)     (1,024,083)     (1,828,695)    (22,546,445)
Shares converted from
  Class B to Class A                   --              --              --              --
Dividends reinvested               38,090         472,323         890,608      11,054,977
Net increase (decrease)           (11,228) $     (122,376)      2,842,042  $   35,221,371

FOR THE YEAR ENDED JULY 31, 2004:

                                       CLASS A                         CLASS B                         CLASS C
                           ------------------------------  ------------------------------  ------------------------------
                                   SHARES          AMOUNT          SHARES          AMOUNT          SHARES          AMOUNT
-------------------------------------------------------------------------------------------------------------------------
Shares sold                       378,240  $    4,603,422          15,598  $      191,621          28,548  $      343,869
Shares repurchased             (2,536,833)    (30,529,832)        (32,260)       (391,154)       (144,693)     (1,731,235)
Shares converted from
  Class B to Class A               16,385         197,004         (16,363)       (197,004)             --              --
Dividends reinvested              797,885       9,590,023           5,948          71,632          44,353         533,206
Net increase (decrease)        (1,344,323) $  (16,139,383)        (27,077) $     (324,905)        (71,792) $     (854,160)

                                       CLASS Y                        CLASS P
                           ------------------------------  ------------------------------
                                   SHARES          AMOUNT          SHARES          AMOUNT
-----------------------------------------------------------------------------------------
Shares sold                       114,266  $    1,388,150       7,330,270  $   88,354,102
Shares repurchased               (418,331)     (5,037,372)     (2,912,619     (35,068,043)
Shares converted from
  Class B to Class A                   --              --              --              --
Dividends reinvested               73,541         883,319       1,092,678      13,124,286
Net increase (decrease)          (230,524) $   (2,765,903)      5,510,329  $   66,410,345

UBS PACE LARGE CO VALUE EQUITY INVESTMENTS
FOR THE SIX MONTHS ENDED JANUARY 31, 2005:

                                       CLASS A                         CLASS B                         CLASS C
                           ------------------------------  ------------------------------  ------------------------------
                                   SHARES          AMOUNT          SHARES          AMOUNT          SHARES          AMOUNT
-------------------------------------------------------------------------------------------------------------------------
Shares sold                       123,692  $    2,278,521           8,626  $      159,406          17,018  $      309,200
Shares repurchased             (2,003,842)    (36,963,137)       (145,986)     (2,662,483)       (263,479)     (4,816,252)
Shares converted from
  Class B to Class A              511,112       9,472,870        (513,159)     (9,472,870)             --              --
Dividends reinvested              157,941       3,021,411              --              --           4,610          88,379
Net increase (decrease)        (1,211,097) $  (22,190,335)       (650,519) $   (11,975,94)       (241,851) $   (4,418,673)

                                       CLASS Y                        CLASS P
                           ------------------------------  ------------------------------
                                   SHARES          AMOUNT          SHARES          AMOUNT
-----------------------------------------------------------------------------------------
Shares sold                        57,887  $    1,068,857       6,492,398  $  120,496,124
Shares repurchased               (162,466)     (2,967,820)     (3,458,912)    (63,773,749)
Shares converted from
  Class B to Class A                   --              --              --              --
Dividends reinvested               26,899         515,123         452,866       8,658,806
Net increase (decrease)           (77,680) $   (1,383,840)      3,486,352  $   65,381,181

FOR THE YEAR ENDED JULY 31, 2004:

                                       CLASS A                         CLASS B                         CLASS C
                           ------------------------------  ------------------------------  ------------------------------
                                   SHARES          AMOUNT          SHARES          AMOUNT          SHARES          AMOUNT
-------------------------------------------------------------------------------------------------------------------------
Shares sold                       388,900  $    6,589,065          63,260  $    1,058,650          63,032  $    1,088,339
Shares repurchased             (4,388,164)    (74,345,787)       (592,591)     (9,976,459)       (709,134)    (11,988,675)
Shares converted from
  Class B to Class A            1,952,730      33,362,222      (1,956,617)    (33,362,222)             --              --
Dividends reinvested              142,366       2,423,067              --              --           1,315          22,414
Net increase (decrease)        (1,904,168) $  (31,971,433)     (2,485,948) $   (42,280,03)       (644,787) $   (10,877,92)

                                       CLASS Y                        CLASS P
                           ------------------------------  ------------------------------
                                   SHARES          AMOUNT          SHARES          AMOUNT
-----------------------------------------------------------------------------------------
Shares sold                       249,683  $    4,321,575      13,356,727  $  228,825,057
Shares repurchased               (517,886)     (8,812,034)     (5,566,339)    (95,217,935)
Shares converted from
  Class B to Class A                   --              --              --              --
Dividends reinvested               24,599         418,676         306,705       5,217,047
Net increase (decrease)          (243,604) $   (4,071,783)      8,097,093  $  138,824,169

UBS PACE LARGE CO GROWTH EQUITY INVESTMENTS
FOR THE SIX MONTHS ENDED JANUARY 31, 2005:

                                       CLASS A                         CLASS B                         CLASS C
                           ------------------------------  ------------------------------  ------------------------------
                                   SHARES          AMOUNT          SHARES          AMOUNT          SHARES          AMOUNT
-------------------------------------------------------------------------------------------------------------------------
Shares sold                        96,164  $    1,355,353           3,232  $       45,066          17,914  $      247,994
Shares repurchased             (1,000,490)    (14,390,261)        (68,126)       (943,207)       (110,378)     (1,558,992)
Shares converted from
  Class B to Class A               75,213       1,064,543         (77,511)     (1,064,543)             --              --
Net increase (decrease)          (829,113) $  (11,970,365)       (142,405) $   (1,962,684)        (92,464) $   (1,310,998)

                                       CLASS Y                        CLASS P
                           ------------------------------  ------------------------------
                                   SHARES          AMOUNT          SHARES          AMOUNT
-----------------------------------------------------------------------------------------
Shares sold                        55,565  $      804,607       8,202,720  $  119,642,104
Shares repurchased               (165,039)     (2,359,014)     (4,079,844)    (58,997,875)
Shares converted from
  Class B to Class A                   --              --              --              --
Net increase (decrease)          (109,474) $   (1,554,407)      4,122,876  $   60,644,229

FOR THE YEAR ENDED JULY 31, 2004:

                                       CLASS A                         CLASS B                         CLASS C
                           ------------------------------  ------------------------------  ------------------------------
                                   SHARES          AMOUNT          SHARES          AMOUNT          SHARES          AMOUNT
-------------------------------------------------------------------------------------------------------------------------
Shares sold                       571,982  $    7,807,266          26,821  $      358,961          49,819  $      675,348
Shares repurchased             (2,028,931)    (28,019,646)       (189,257)     (2,555,020)       (206,158)     (2,800,907)
Shares converted from
  Class B to Class A              210,849       2,936,551        (215,992)     (2,936,551)             --              --
Net increase (decrease)        (1,246,100) $  (17,275,829)       (378,428) $   (5,132,610)       (156,339) $   (2,125,559)

                                       CLASS Y                        CLASS P
                           ------------------------------  ------------------------------
                                   SHARES          AMOUNT          SHARES          AMOUNT
-----------------------------------------------------------------------------------------
Shares sold                       250,461  $    3,515,893      16,302,156  $  227,910,616
Shares repurchased               (443,489)     (6,181,709)     (6,525,216)    (91,052,940)
Shares converted from
  Class B to Class A                   --              --              --              --
Net increase (decrease)          (193,028) $   (2,665,816)      9,776,940  $  136,857,676

UBS PACE SMALL/MEDIUM CO VALUE EQUITY INVESTMENTS
FOR THE SIX MONTHS ENDED JANUARY 31, 2005:

                                       CLASS A                         CLASS B                         CLASS C
                           ------------------------------  ------------------------------  ------------------------------
                                   SHARES          AMOUNT          SHARES          AMOUNT          SHARES          AMOUNT
-------------------------------------------------------------------------------------------------------------------------
Shares sold                        83,000  $    1,723,086          24,599  $      474,474          26,526  $      537,031
Shares repurchased               (267,199)     (5,466,292)        (41,645)       (805,396)        (62,493)     (1,227,987)
Shares converted from
  Class B to Class A               61,291       1,251,130         (63,041)     (1,251,130)             --              --
Dividends reinvested              244,381       4,929,159          27,036         527,738          69,868       1,365,226
Net increase (decrease)           121,473  $    2,437,083         (53,051) $   (1,054,314)         33,901  $      674,270

                                       CLASS Y                        CLASS P
                           ------------------------------  ------------------------------
                                   SHARES          AMOUNT          SHARES          AMOUNT
-----------------------------------------------------------------------------------------
Shares sold                        49,029  $    1,009,373       2,170,926  $   44,626,113
Shares repurchased                (48,312)       (981,126)     (1,496,008)    (30,679,652)
Shares converted from
  Class B to Class A                   --              --              --              --
Dividends reinvested               19,175         390,589       1,425,541      29,009,763
Net increase (decrease)            19,892  $      418,836       2,100,459  $   42,956,224

FOR THE YEAR ENDED JULY 31, 2004:

                                       CLASS A                         CLASS B                         CLASS C
                           ------------------------------  ------------------------------  ------------------------------
                                   SHARES          AMOUNT          SHARES          AMOUNT          SHARES          AMOUNT
-------------------------------------------------------------------------------------------------------------------------
Shares sold                       298,611  $    5,536,988          48,372  $      891,848          63,380  $    1,184,881
Shares repurchased               (689,230)    (12,971,514)       (101,621)     (1,871,787)       (143,185)     (2,682,057)
Shares converted from
  Class B to Class A              263,311       4,952,284        (269,011)     (4,952,284)             --              --
Net increase (decrease)          (127,308) $   (2,482,242)       (322,260) $   (5,932,223)        (79,805) $   (1,497,176)

                                       CLASS Y                        CLASS P
                           ------------------------------  ------------------------------
                                   SHARES          AMOUNT          SHARES          AMOUNT
-----------------------------------------------------------------------------------------
Shares sold                       126,052  $    2,387,877       4,404,602  $   84,454,603
Shares repurchased                (45,756)       (877,289)     (2,692,559)    (51,520,902)
Shares converted from
  Class B to Class A                   --              --              --              --
Net increase (decrease)            80,296  $    1,510,588       1,712,043  $   32,933,701

UBS PACE SMALL/MEDIUM CO GROWTH EQUITY INVESTMENTS
FOR THE SIX MONTHS ENDED JANUARY 31, 2005:

                                       CLASS A                         CLASS B                         CLASS C
                           ------------------------------  ------------------------------  ------------------------------
                                   SHARES          AMOUNT          SHARES          AMOUNT          SHARES          AMOUNT
-------------------------------------------------------------------------------------------------------------------------
Shares sold                        64,081  $      977,886          15,051  $      229,066          10,526  $      156,966
Shares repurchased               (521,811)     (7,961,818)        (27,628)       (409,853)        (82,037)     (1,216,082)
Shares converted from
  Class B to Class A               29,448         448,624         (30,373)       (448,624)             --              --
Dividends reinvested               14,301         232,681             593           9,331           2,291          36,155
Net increase (decrease)          (413,981) $   (6,302,627)        (42,357) $     (620,080)        (69,220) $   (1,022,961)

                                       CLASS Y                        CLASS P
                           ------------------------------  ------------------------------
                                   SHARES          AMOUNT          SHARES          AMOUNT
-----------------------------------------------------------------------------------------
Shares sold                        72,640  $    1,140,295       2,795,645  $   43,435,496
Shares repurchased                (56,536)       (851,765)     (1,937,624)    (29,713,627)
Shares converted from
  Class B to Class A                   --              --              --              --
Dividends reinvested                  824          13,539          70,517       1,159,297
Net increase (decrease)            16,928  $      302,069         928,538  $   14,881,166

FOR THE YEAR ENDED JULY 31, 2004:

                                       CLASS A                         CLASS B                         CLASS C
                           ------------------------------  ------------------------------  ------------------------------
                                   SHARES          AMOUNT          SHARES          AMOUNT          SHARES          AMOUNT
-------------------------------------------------------------------------------------------------------------------------
Shares sold                       290,928  $    4,230,684          45,924  $      642,184          33,675  $      485,273
Shares repurchased             (1,015,222)    (14,820,486)        (96,807)     (1,395,510)       (124,824)     (1,807,998)
Shares converted from
  Class B to Class A              154,000       2,271,438        (157,827)     (2,271,438)             --              --
Net increase (decrease)          (570,294) $   (8,318,364)       (208,710) $   (3,024,764)        (91,149) $   (1,322,725)

                                       CLASS Y                        CLASS P
                           ------------------------------  ------------------------------
                                   SHARES          AMOUNT          SHARES          AMOUNT
-----------------------------------------------------------------------------------------
Shares sold                       237,341  $    3,478,438       5,577,141  $   82,790,309
Shares repurchased               (131,968)     (1,952,864)     (3,570,845)    (52,985,122)
Shares converted from
  Class B to Class A                   --              --              --              --
Net increase (decrease)           105,373  $    1,525,574       2,006,296  $   29,805,187

UBS PACE INTERNATIONAL EQUITY INVESTMENTS
FOR THE SIX MONTHS ENDED JANUARY 31, 2005:

                                       CLASS A                         CLASS B                         CLASS C
                           ------------------------------  ------------------------------  ------------------------------
                                   SHARES          AMOUNT          SHARES          AMOUNT          SHARES          AMOUNT
-------------------------------------------------------------------------------------------------------------------------
Shares sold                        81,138  $    1,133,741           5,406  $       75,628          35,737  $      497,053
Shares repurchased               (659,126)     (9,298,653)         (8,217)       (114,377)        (56,433)       (777,098)
Shares converted from
  Class B to Class A                4,571          64,081          (4,666)        (64,081)             --              --
Dividends reinvested               25,176         372,605              --              --              --              --
Net increase (decrease)          (548,241) $   (7,728,226)         (7,477) $     (102,830)        (20,696) $     (280,045)

                                       CLASS Y                        CLASS P
                           ------------------------------  ------------------------------
                                   SHARES          AMOUNT          SHARES          AMOUNT
-----------------------------------------------------------------------------------------
Shares sold                       170,106  $    2,400,486       6,846,941  $   96,766,196
Shares repurchased               (323,476)     (4,521,956)     (3,308,958)    (46,311,189)
Shares converted from
  Class B to Class A                   --              --              --              --
Dividends reinvested               24,728         365,478         250,791       3,704,175
Net increase (decrease)          (128,642) $   (1,755,992)      3,788,774  $   54,159,182

FOR THE YEAR ENDED JULY 31, 2004:

                                       CLASS A                         CLASS B                         CLASS C
                           ------------------------------  ------------------------------  ------------------------------
                                   SHARES          AMOUNT          SHARES          AMOUNT          SHARES          AMOUNT
-------------------------------------------------------------------------------------------------------------------------
Shares sold                       877,573  $    9,755,161          12,585  $      155,696          13,600  $      169,366
Shares repurchased             (2,544,526)    (29,697,697)        (16,783)       (204,688)       (161,170)     (2,005,644)
Shares converted from
  Class B to Class A               39,054         481,325         (39,680)       (481,325)             --              --
Dividends reinvested               28,230         349,771              --              --              --              --
Net increase (decrease)        (1,599,669) $  (19,111,440)        (43,878) $     (530,317)       (147,570) $   (1,836,278)

                                       CLASS Y                        CLASS P
                           ------------------------------  ------------------------------
                                   SHARES          AMOUNT          SHARES          AMOUNT
-----------------------------------------------------------------------------------------
Shares sold                       875,060  $   10,624,664      13,608,569  $  170,625,071
Shares repurchased             (1,117,865)    (13,587,309)     (5,069,598)    (63,499,372)
Shares converted from
  Class B to Class A                   --              --              --              --
Dividends reinvested               23,808         294,738         177,836       2,199,826
Net increase (decrease)          (218,997) $   (2,667,907)      8,716,807  $  109,325,525

UBS PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS
FOR THE SIX MONTHS ENDED JANUARY 31, 2005:

                                       CLASS A                         CLASS B                         CLASS C
                           ------------------------------  ------------------------------  ------------------------------
                                   SHARES          AMOUNT          SHARES          AMOUNT          SHARES          AMOUNT
-------------------------------------------------------------------------------------------------------------------------
Shares sold                        49,458  $      594,450             854  $       10,662           4,631  $       53,171
Shares repurchased               (153,410)     (1,828,923)         (3,913)        (46,536)        (37,017)       (434,850)
Shares converted from
  Class B to Class A               13,561         160,937         (13,993)       (160,937)             --              --
Dividends reinvested                   54             706              --              --              --              --
Net increase (decrease)           (90,337) $   (1,072,830)        (17,052) $     (196,811)        (32,386) $     (381,679)

                                       CLASS Y                        CLASS P
                           ------------------------------  ------------------------------
                                   SHARES          AMOUNT          SHARES          AMOUNT
-----------------------------------------------------------------------------------------
Shares sold                       208,614  $    2,525,169       2,198,480  $   27,203,471
Shares repurchased               (109,411)     (1,305,748)     (1,105,608)    (13,512,886)
Shares converted from
  Class B to Class A                   --              --              --              --
Dividends reinvested                1,728          22,725          10,835         142,264
Net increase (decrease)           100,931  $    1,242,146       1,103,707  $   13,832,849

FOR THE YEAR ENDED JULY 31, 2004:

                                       CLASS A                         CLASS B                         CLASS C
                           ------------------------------  ------------------------------  ------------------------------
                                   SHARES          AMOUNT          SHARES          AMOUNT          SHARES          AMOUNT
-------------------------------------------------------------------------------------------------------------------------
Shares sold                       345,342  $    3,657,679           9,871  $      102,508         114,284  $    1,167,742
Shares repurchased               (476,663)     (5,152,768)        (19,372)       (205,253)       (178,416)     (1,947,607)
Shares converted from
  Class B to Class A              159.958       1,747,179        (163,878)     (1,747,179)             --              --
Net increase (decrease)            28,637  $      252,090        (173,379) $   (1,849,924)        (64,132) $     (779,865)

                                       CLASS Y                        CLASS P
                           ------------------------------  ------------------------------
                                   SHARES          AMOUNT          SHARES          AMOUNT
-----------------------------------------------------------------------------------------
Shares sold                       774,700  $    8,574,767       4,107,154  $   45,303,853
Shares repurchased               (458,717)     (5,041,071)     (1,820,762)    (20,042,862)
Shares converted from
  Class B to Class A                   --              --              --              --
Net increase (decrease)           315,983  $    3,533,696       2,286,392  $   25,260,991

                      (This page intentionally left blank)

UBS PACE SELECT ADVISORS TRUST

FINANCIAL HIGHLIGHTS
UBS PACE MONEY MARKET INVESTMENTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                       FOR THE SIX
                                      MONTHS ENDED
                                       JANUARY 31,                           FOR THE YEARS ENDED JULY 31,
                                           2005         ------------------------------------------------------------------
                                       (UNAUDITED)         2004          2003          2002          2001          2000
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD                              $        1.00     $     1.00    $     1.00    $     1.00    $     1.00    $     1.00
Net investment income                         0.006          0.005         0.009         0.021         0.053         0.054
Dividends from net investment
 income                                      (0.006)        (0.005)       (0.009)       (0.021)       (0.053)       (0.054)

NET ASSET VALUE, END OF PERIOD        $        1.00     $     1.00    $     1.00    $     1.00    $     1.00    $     1.00
--------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                     0.65%          0.51%         0.96%         2.10%         5.44%         5.53%
--------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)     $     182,847     $  166,067    $  123,915    $  112,001    $   76,657    $   65,521
Expenses to average net assets, net
  of fee waivers and expense
  reimbursements by manager                    0.60%*         0.60%         0.57%         0.50%         0.50%         0.50%
Expenses to average net assets,
  before fee waivers and expense
  reimbursements by manager                    0.92%*         0.96%         1.13%         1.43%         1.00%         0.95%
Net investment income to average
  net assets, net of fee waivers
  and expense reimbursements by
  manager                                      1.29%*         0.51%         0.94%         2.03%         5.26%         5.46%
Net investment income to average
  net assets, before fee waivers
  and expense reimbursements
  by manager                                   0.97%*         0.15%         0.38%         1.10%         4.76%         5.01%
--------------------------------------------------------------------------------------------------------------------------

*      Annualized

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. Total investment return for the period of less than one year has not been annualized. The figures do not include program fees; results would be lower if this fee was included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions.

UBS PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                            CLASS A
                                        ---------------------------------------------------------------------------------
                                        FOR THE SIX
                                        MONTHS ENDED                                                           FOR THE
                                        JANUARY 31,                FOR THE YEARS ENDED JULY 31,              PERIOD ENDED
                                           2005           ----------------------------------------------       JULY 31,
                                        (UNAUDITED)           2004+            2003             2002            2001(a)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD    $      13.05      $      12.81     $      13.08     $      12.84     $      12.65
Net investment income                           0.14@             0.26             0.33             0.64             0.39
Net realized and unrealized gains
  (losses) from investment activities           0.24              0.34            (0.18)            0.29             0.18
Net increase from operations                    0.38              0.60             0.15             0.93             0.57
Dividends from net investment income           (0.15)            (0.36)           (0.42)           (0.64)           (0.38)
Distributions from net realized
  gains from investment activities                --                --               --            (0.05)              --
Total dividends and distributions              (0.15)            (0.36)           (0.42)           (0.69)           (0.38)

NET ASSET VALUE, END OF PERIOD          $      13.28      $      13.05     $      12.81     $      13.08     $      12.84
-------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                      2.91%             4.75%            1.13%            7.47%            4.61%
-------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)       $    148,262      $    159,227     $    190,933     $    213,835     $    224,837
Expenses to average net assets, net
  of fee waivers and expense
  reimbursements by manager                     1.08%*            1.08%            1.04%            0.96%            0.98%^*
Expenses to average net assets,
  before fee waivers and expense
  reimbursements by manager                     1.18%*            1.20%            1.20%            1.15%            1.14%^*
Net investment income to average net
  assets, net of fee waivers and
  expense reimbursements by manager             2.06%*            2.08%            2.57%            4.92%            6.09%*
Net investment income to average net
  assets, before fee waivers and
  expense reimbursements by manager             1.96%*            1.96%            2.41%            4.73%            5.93%*
Portfolio turnover                               388%              805%             741%             369%             631%
-------------------------------------------------------------------------------------------------------------------------

*      Annualized.

@      Calculated using the average month-end shares outstanding for the period.

+ As of August 1, 2003, the Portfolio has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. These interim payments are reflected within net realized and unrealized gain (loss) from investment activities, however, prior to August 1, 2003, these interim payments were reflected within interest income (or as an offset to interest income) on the Statement of Operations. The effect of this change for the year ended July 31, 2004 was to decrease net investment income per share by $0.01 on all share classes and increase net realized and unrealized gain (loss) from investment activities per share by $0.01 on all share classes, and decrease the ratio of net investment income by 0.05%, 0.04% and 0.05% on Class A, Class B and Class C, respectively.

^ Includes 0.01% of interest expense related to reverse repurchase agreements during the period ended July 31, 2001.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(a)    For the period January 31, 2001 (reissuance of shares) through July 31,
       2001.

(b) For the period December 18, 2000 (commencement of issuance) through July 31, 2001.

(c) For the period December 4, 2000 (commencement of issuance) through July 31, 2001.

                                                                             CLASS B
                                        ---------------------------------------------------------------------------------
                                        FOR THE SIX
                                        MONTHS ENDED                                                            FOR THE
                                        JANUARY 31,                FOR THE YEARS ENDED JULY 31,              PERIOD ENDED
                                            2005          ----------------------------------------------       JULY 31,
                                        (UNAUDITED)           2004+            2003             2002           2001(b)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD    $      13.05      $      12.81     $      13.08     $      12.83     $      12.47
Net investment income                           0.09@             0.14             0.23             0.53             0.47
Net realized and unrealized gains
  (losses) from investment activities           0.24              0.36            (0.18)            0.31             0.37
Net increase from operations                    0.33              0.50             0.05             0.84             0.84
Dividends from net investment income           (0.10)            (0.26)           (0.32)           (0.54)           (0.48)
Distributions from net realized
  gains from investment activities                --                --               --            (0.05)              --
Total dividends and distributions              (0.10)            (0.26)           (0.32)           (0.59)           (0.48)

NET ASSET VALUE, END OF PERIOD          $      13.28      $      13.05     $      12.81     $      13.08     $      12.83
-------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                      2.51%             3.94%            0.34%            6.63%            6.96%
-------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)       $      6,368      $      8,373     $     15,056     $     16,966     $     13,175
Expenses to average net assets, net
  of fee waivers and expense
  reimbursements by manager                     1.84%*            1.84%            1.82%            1.76%            1.75%^*
Expenses to average net assets,
  before fee waivers and expense
  reimbursements by manager                     1.94%*            1.95%            1.94%            1.90%            1.90%^*
Net investment income to average net
  assets, net of fee waivers and
  expense reimbursements by manager             1.29%*            1.33%            1.79%            4.12%            5.31%*
Net investment income to average net
  assets, before fee waivers and
  expense reimbursements by manager             1.19%*            1.22%            1.67%            3.99%            5.16%*
Portfolio turnover                               388%              805%             741%             369%             631%
-------------------------------------------------------------------------------------------------------------------------

                                                                             CLASS C
                                        ---------------------------------------------------------------------------------
                                        FOR THE SIX
                                        MONTHS ENDED                                                            FOR THE
                                        JANUARY 31,                FOR THE YEARS ENDED JULY 31,              PERIOD ENDED
                                            2005          ----------------------------------------------       JULY 31,
                                        (UNAUDITED)           2004+            2003             2002           2001(c)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD    $      13.06      $      12.82     $      13.09     $      12.84     $      12.33
Net investment income                           0.10@             0.19             0.26             0.57             0.49
Net realized and unrealized gains
  (losses) from investment activities           0.24              0.34            (0.18)            0.30             0.51
Net increase from operations                    0.34              0.53             0.08             0.87             1.00
Dividends from net investment income           (0.11)            (0.29)           (0.35)           (0.57)           (0.49)
Distributions from net realized
  gains from investment activities                --                --               --            (0.05)              --
Total dividends and distributions              (0.11)            (0.29)           (0.35)           (0.62)           (0.49)

NET ASSET VALUE, END OF PERIOD          $      13.29      $      13.06     $      12.82     $      13.09     $      12.84
-------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                      2.63%             4.18%            0.59%            6.99%            8.26%
-------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)       $     39,169      $     41,707     $     50,245     $     56,849     $     57,745
Expenses to average net assets, net
  of fee waivers and expense
  reimbursements by manager                     1.62%*            1.62%            1.57%            1.48%            1.49%^*
Expenses to average net assets,
  before fee waivers and expense
  reimbursements by manager                     1.76%*            1.78%            1.77%            1.73%            1.70%^*
Net investment income to average net
  assets, net of fee waivers and
  expense reimbursements by manager             1.52%*            1.54%            2.04%            4.40%            5.59%*
Net investment income to average net
  assets, before fee waivers and
  expense reimbursements by manager             1.38%*            1.38%            1.84%            4.15%            5.38%*
Portfolio turnover                               388%              805%             741%             369%             631%
-------------------------------------------------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                             CLASS Y
                                        ---------------------------------------------------------------------------------
                                        FOR THE SIX
                                        MONTHS ENDED                                                            FOR THE
                                        JANUARY 31,                FOR THE YEARS ENDED JULY 31,              PERIOD ENDED
                                            2005          ----------------------------------------------       JULY 31,
                                        (UNAUDITED)           2004+            2003             2002           2001(a)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD    $      13.05      $      12.80     $      13.07     $      12.84     $      12.65
Net investment income                           0.16@             0.29             0.37             0.68             0.39
Net realized and unrealized gains
  (losses) from investment activities           0.24              0.36            (0.18)            0.29             0.20
Net increase from operations                    0.40              0.65             0.19             0.97             0.59
Dividends from net investment income           (0.17)            (0.40)           (0.46)           (0.69)           (0.40)
Distributions from net realized gains
  from investment activities                      --                --               --            (0.05)              --
Total dividends and distributions              (0.17)            (0.40)           (0.46)           (0.74)           (0.40)

NET ASSET VALUE, END OF PERIOD          $      13.28      $      13.05     $      12.80     $      13.07     $      12.84
-------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                      3.04%             5.12%            1.46%            7.77%            4.77%
-------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)       $     10,128      $     10,441     $     16,466     $     19,250     $    133,649
Expenses to average net assets, net
  of fee waivers and expense
  reimbursements by manager                     0.76%*            0.76%            0.72%            0.64%            0.66%^*
Expenses to average net assets, before
  fee waivers and expense
  reimbursements by manager                     0.85%*            0.88%            0.88%            0.80%            0.84%^*
Net investment income to average net
  assets, net of fee waivers and
  expense reimbursements by manager             2.39%*            2.41%            2.89%            5.32%            6.50%*
Net investment income to average net
  assets, before fee waivers and
  expense reimbursements by manager             2.30%*            2.30%            2.73%            5.16%            6.32%*
Portfolio turnover                               388%              805%             741%             369%             631%
-------------------------------------------------------------------------------------------------------------------------

*      Annualized.

@      Calculated using the average month-end shares outstanding for the period.

+ As of August 1, 2003, the Portfolio has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. These interim payments are reflected within net realized and unrealized gain (loss) from investment activities, however, prior to August 1, 2003, these interim payments were reflected within interest income (or as an offset to interest income) on the Statement of Operations. The effect of this change for the year ended July 31, 2004 was to decrease net investment income per share by $0.01 on all share classes and increase net realized and unrealized gain (loss) from investment activities per share by $0.01 on all share classes, and decrease the ratio of net investment income by 0.04% and 0.05% on Class Y and Class P, respectively.

^ Includes 0.01% of interest expense related to reverse repurchase agreements during the period ended July 31, 2001.

^^ Includes 0.03% and 0.02% of interest expense related to reverse repurchase agreements during the years ended July 31, 2001 and July 31, 2000, respectively.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable program fees; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(a) For the period February 2, 2001 (commencement of issuance) through July 31, 2001.

                                                                              CLASS P
                                        -----------------------------------------------------------------------------------------
                                        FOR THE SIX
                                        MONTHS ENDED
                                        JANUARY 31,                              FOR THE YEARS ENDED JULY 31,
                                            2005          -----------------------------------------------------------------------
                                        (UNAUDITED)          2004+          2003           2002           2001            2000
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD    $      13.06      $    12.82     $    13.09     $    12.84     $    12.09      $    12.10
Net investment income                           0.15@           0.30           0.36           0.67           0.84            0.73
Net realized and unrealized gains
  (losses) from investment activities           0.24            0.33          (0.18)          0.31           0.82            0.01
Net increase from operations                    0.39            0.63           0.18           0.98           1.66            0.74
Dividends from net investment income           (0.16)          (0.39)         (0.45)         (0.68)         (0.91)          (0.75)
Distributions from net realized gains
  from investment activities                      --              --             --          (0.05)            --              --
Total dividends and distributions              (0.16)          (0.39)         (0.45)         (0.73)         (0.91)          (0.75)

NET ASSET VALUE, END OF PERIOD          $      13.29      $    13.06     $    12.82     $    13.09     $    12.84      $    12.09
---------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                      3.02%           4.97%          1.35%          7.84%         14.21%           6.36%
---------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)       $    282,654      $  252,716     $  207,466     $  201,378     $  195,546      $  198,918
Expenses to average net assets, net
  of fee waivers and expense
  reimbursements by manager                     0.87%*          0.87%          0.83%          0.70%          0.78%^^         0.87%^^
Expenses to average net assets, before
  fee waivers and expense
  reimbursements by manager                     0.97%*          1.00%          0.98%          0.93%          0.87%^^         0.91%^^
Net investment income to average net
  assets, net of fee waivers and
  expense reimbursements by manager             2.29%*          2.27%          2.76%          5.18%          6.69%           6.12%
Net investment income to average net
  assets, before fee waivers and
  expense reimbursements by manager             2.19%*          2.14%          2.61%          4.95%          6.60%           6.08%
Portfolio turnover                               388%            805%           741%           369%           631%            585%
---------------------------------------------------------------------------------------------------------------------------------

UBS PACE INTERMEDIATE FIXED INCOME INVESTMENTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                             CLASS A
                                        ---------------------------------------------------------------------------------
                                        FOR THE SIX
                                        MONTHS ENDED                                                           FOR THE
                                        JANUARY 31,                FOR THE YEARS ENDED JULY 31,              PERIOD ENDED
                                            2005          ----------------------------------------------       JULY 31,
                                        (UNAUDITED)           2004             2003             2002~           2001(a)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD    $      11.51      $      11.46     $      11.13     $      12.32     $      12.16
Net investment income                           0.17@             0.29             0.33             0.75             0.35
Net realized and unrealized gains
  (losses) from investment activities           0.07              0.06             0.34            (1.19)            0.16
Net increase (decrease) from operations         0.24              0.35             0.67            (0.44)            0.51
Dividends from net investment income           (0.17)            (0.30)           (0.34)           (0.75)           (0.35)

NET ASSET VALUE, END OF PERIOD          $      11.58      $      11.51     $      11.46     $      11.13     $      12.32
-------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                      2.10%             3.08%            6.05%           (3.90)%           4.24%
-------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)       $     83,262      $     90,732     $    113,500     $    129,520     $    157,341
Expenses to average net assets, net of
  fee waivers and expense
  reimbursements by manager                     1.07%*            1.07%            1.03%            0.96%            0.97%*
Expenses to average net assets, before
  fee waivers and expense
  reimbursements by manager                     1.09%*            1.13%            1.14%            1.10%            1.03%*
Net investment income to average net
  assets, net of fee waivers and
  expense reimbursements by manager             2.88%*            2.52%            2.86%            6.14%            5.77%*
Net investment income to average net
  assets, before fee waivers and
  expense reimbursements by manager             2.86%*            2.46%            2.75%            6.00%            5.71%*
Portfolio turnover                               147%              299%             294%             121%              82%
-------------------------------------------------------------------------------------------------------------------------

*      Annualized.

@      Calculated using the average month-end shares outstanding for the period.

~ Investment advisory functions for this Portfolio were transferred from Pacific Income Advisors, Inc. to Metropolitan West Asset Management, LLC on October 10, 2000. BlackRock Financial Management, Inc. assumed investment advisory functions on July 29, 2002.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(a)    For the period January 31, 2001 (reissuance of shares) through July 31,
       2001.

(b) For the period December 14, 2000 (commencement of issuance) through July 31, 2001.

(c) For the period December 1, 2000 (commencement of issuance) through July 31, 2001.

                                                                             CLASS B
                                        ---------------------------------------------------------------------------------
                                        FOR THE SIX
                                        MONTHS ENDED                                                           FOR THE
                                        JANUARY 31,                FOR THE YEARS ENDED JULY 31,              PERIOD ENDED
                                            2005          ----------------------------------------------       JULY 31,
                                        (UNAUDITED)           2004             2003             2002~           2001(b)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD    $      11.53      $      11.47     $      11.15     $      12.33     $      12.03
Net investment income                           0.12@             0.21             0.24             0.65             0.41
Net realized and unrealized gains
  (losses) from investment activities           0.08              0.06             0.33            (1.18)            0.30
Net increase (decrease) from operations         0.20              0.27             0.57            (0.53)            0.71
Dividends from net investment income           (0.13)            (0.21)           (0.25)           (0.65)           (0.41)

NET ASSET VALUE, END OF PERIOD          $      11.60      $      11.53     $      11.47     $      11.15     $      12.33
-------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                      1.70%             2.37%            5.13%           (4.57)%           6.04%
-------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)       $      2,658      $      4,712     $      9,871     $     11,626     $     15,168
Expenses to average net assets, net of
  fee waivers and expense
  reimbursements by manager                     1.81%*            1.81%            1.79%            1.74%            1.74%*
Expenses to average net assets, before
  fee waivers and expense
  reimbursements by manager                     1.84%*            1.85%            1.87%            1.82%            1.78%*
Net investment income to average net
  assets, net of fee waivers and
  expense reimbursements by manager             2.12%*            1.75%            2.10%            5.35%            4.99%*
Net investment income to average net
  assets, before fee waivers and
  expense reimbursements by manager             2.09%*            1.71%            2.02%            5.27%            4.95%*
Portfolio turnover                               147%              299%             294%             121%              82%
-------------------------------------------------------------------------------------------------------------------------

                                                                             CLASS C
                                        ---------------------------------------------------------------------------------
                                        FOR THE SIX
                                        MONTHS ENDED                                                           FOR THE
                                        JANUARY 31,                FOR THE YEARS ENDED JULY 31,              PERIOD ENDED
                                            2005          ----------------------------------------------       JULY 31,
                                        (UNAUDITED)           2004             2003             2002~           2001(c)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD    $      11.53      $      11.48     $      11.15     $      12.33     $      11.92
Net investment income                           0.14@             0.24             0.27             0.69             0.44
Net realized and unrealized gains
  (losses) from investment activities           0.07              0.05             0.34            (1.19)            0.41
Net increase (decrease) from operations         0.21              0.29             0.61            (0.50)            0.85
Dividends from net investment income           (0.14)            (0.24)           (0.28)           (0.68)           (0.44)

NET ASSET VALUE, END OF PERIOD          $      11.60      $      11.53     $      11.48     $      11.15     $      12.33
-------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                      1.84%             2.56%            5.49%           (4.31)%           7.20%
-------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)       $      8,892      $      9,583     $     12,281     $     15,508     $     19,529
Expenses to average net assets, net of
  fee waivers and expense
  reimbursements by manager                     1.56%*            1.56%            1.53%            1.47%            1.48%*
Expenses to average net assets, before
  fee waivers and expense
  reimbursements by manager                     1.58%*            1.61%            1.63%            1.58%            1.54%*
Net investment income to average net
  assets, net of fee waivers and
  expense reimbursements by manager             2.39%*            2.03%            2.37%            5.63%            5.26%*
Net investment income to average net
  assets, before fee waivers and
  expense reimbursements by manager             2.37%*            1.98%            2.27%            5.52%            5.20%*
Portfolio turnover                               147%              299%             294%             121%              82%
-------------------------------------------------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                                          CLASS Y
                                                         ------------------------------------------------------------------------
                                                          FOR THE SIX
                                                         MONTHS ENDED                                                  FOR THE
                                                          JANUARY 31,           FOR THE YEARS ENDED JULY 31,         PERIOD ENDED
                                                             2005          --------------------------------------      JULY 31,
                                                          (UNAUDITED)         2004          2003         2002~         2001(a)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $       11.52     $    11.47    $    11.14    $    12.33    $      12.16
Net investment income                                             0.19@          0.34          0.36          0.78            0.36
Net realized and unrealized gains (losses) from
  investment activities                                           0.07           0.04          0.34         (1.19)           0.17
Net increase (decrease) from operations                           0.26           0.38          0.70         (0.41)           0.53
Dividends from net investment income                             (0.19)         (0.33)        (0.37)        (0.78)          (0.36)
Distributions from net realized gains from investment
  activities                                                        --             --            --            --              --
Total dividends and distributions                                (0.19)         (0.33)        (0.37)        (0.78)          (0.36)

NET ASSET VALUE, END OF PERIOD                           $       11.59     $    11.52    $    11.47    $    11.14    $      12.33
---------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                        2.24%          3.34%         6.32%        (3.64)%          4.45%
---------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                        $       1,215     $    1,246    $    1,730    $    2,589    $      3,613
Expenses to average net assets, net of fee waivers and
  expense reimbursements by manager                               0.81%*         0.81%         0.77%         0.71%           0.71%*
Expenses to average net assets, before fee waivers and
  expense reimbursements by manager                               0.85%*         0.87%         0.89%         0.84%           0.79%*
Net investment income to average net assets, net of fee
  waivers and expense reimbursements by manager                   3.14%*         2.79%         3.15%         6.39%           5.96%*
Net investment income to average net assets, before fee
  waivers and expense reimbursements by manager                   3.10%*         2.73%         3.03%         6.26%           5.88%*
Portfolio turnover                                                 147%           299%          294%          121%             82%
---------------------------------------------------------------------------------------------------------------------------------

^      The Portfolio made a distribution of less than $0.005 per share.

*      Annualized.

@      Calculated using the average month-end shares outstanding for the period.

~ Investment advisory functions for this Portfolio were transferred from Pacific Income Advisors, Inc. to Metropolitan West Asset Management, LLC on October 10, 2000. BlackRock Financial Management, Inc. assumed investment advisory functions on July 29, 2002.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable program fees; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(a) For the period February 2, 2001 (commencement of issuance) through July 31, 2001.

                                                                                      CLASS P
                                                  ------------------------------------------------------------------------------
                                                   FOR THE SIX
                                                  MONTHS ENDED
                                                   JANUARY 31,                      FOR THE YEARS ENDED JULY 31,
                                                      2005         -------------------------------------------------------------
                                                   (UNAUDITED)        2004        2003        2002~        2001~         2000
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $       11.52    $    11.47  $    11.14   $    12.33   $    11.82   $    11.98
Net investment income                                      0.18@         0.33        0.36         0.77         0.74         0.70
Net realized and unrealized gains (losses) from
  investment  activities                                   0.08          0.05        0.34        (1.18)        0.56        (0.16)
Net increase (decrease) from operations                    0.26          0.38        0.70        (0.41)        1.30         0.54
Dividends from net investment income                      (0.19)        (0.33)      (0.37)       (0.78)       (0.79)       (0.70)
Distributions from net realized gains from
  investment activities                                      --            --          --           --           --        (0.00)^
Total dividends and distributions                         (0.19)        (0.33)      (0.37)       (0.78)       (0.79)       (0.70)

NET ASSET VALUE, END OF PERIOD                    $       11.59    $    11.52  $    11.47   $    11.14   $    12.33   $    11.82
--------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                 2.24%         3.36%       6.34%       (3.64)%      11.39%        4.74%
--------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                 $     284,551    $  261,390  $  210,860   $  161,702   $  127,718   $  134,102
Expenses to average net assets, net of fee
  waivers and expense reimbursements by manager            0.80%*        0.80%       0.77%        0.70%        0.75%        0.78%
Expenses to average net assets, before fee
  waivers and expense reimbursements by manager            0.81%*        0.84%       0.87%        0.82%        0.77%        0.79%
Net investment income to average net assets, net
  of fee waivers and expense reimbursements by
  manager                                                  3.15%*        2.81%       3.10%        6.45%        6.07%        5.95%
Net investment income to average net assets,
  before fee waivers and expense reimbursements
  by manager                                               3.14%*        2.77%       3.00%        6.33%        6.05%        5.94%
Portfolio turnover                                          147%          299%        294%         121%          82%          88%
--------------------------------------------------------------------------------------------------------------------------------

UBS PACE STRATEGIC FIXED INCOME INVESTMENTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                                         CLASS A
                                                         -----------------------------------------------------------------------
                                                          FOR THE SIX
                                                         MONTHS ENDED                                                  FOR THE
                                                          JANUARY 31,           FOR THE YEARS ENDED JULY 31,        PERIOD ENDED
                                                             2005          --------------------------------------      JULY 31,
                                                          (UNAUDITED)        2004**         2003          2002         2001(a)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $       13.88     $    13.44    $    13.16    $    12.91   $      12.53
Net investment income                                             0.22@          0.36@         0.57@         0.58@          0.47
Net realized and unrealized gains from investment
  activities                                                      0.35           0.44          0.25          0.25           0.38
Net increase from operations                                      0.57           0.80          0.82          0.83           0.85
Dividends from net investment income                             (0.23)         (0.36)        (0.54)        (0.58)         (0.47)
Distributions from net realized gains from investment
  activities                                                     (0.33)            --            --            --             --
Total dividends and distributions                                (0.56)         (0.36)        (0.54)        (0.58)         (0.47)

NET ASSET VALUE, END OF PERIOD                           $       13.89     $    13.88    $    13.44    $    13.16   $      12.91
--------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                        4.15%          6.00%         6.22%         6.55%          6.93%
--------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                        $      23,090     $   24,587    $   26,814    $   26,242   $     29,899
Expenses to average net assets, net of fee waivers and
  expense reimbursements by and recoupments to manager            1.23%*+        1.21%         1.21%         1.14%          1.14%^*
Expenses to average net assets, before fee waivers and
  expense reimbursements by manager                               1.23%*         1.25%         1.25%         1.27%          1.21%^*
Net investment income to average net assets, net of fee
  waivers and expense reimbursements by and recoupments
  to manager                                                      3.09%*+        2.56%         4.13%         4.41%          5.52%*
Net investment income to average net assets, before fee
  waivers and expense reimbursements by manager                   3.09%*         2.52%         4.09%         4.28%          5.45%*
Portfolio turnover                                                  56%           185%          357%          375%           519%
--------------------------------------------------------------------------------------------------------------------------------

*      Annualized

@      Calculated using the average month-end shares outstanding for the period.

+ The investment manager was reimbursed for expenses previously waived by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

^ Includes 0.03% of interest expense related to reverse repurchase agreements during the period ended July 31, 2001.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

** As of August 1, 2003, the Portfolio has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. These interim payments are reflected within net realized and unrealized gain (loss) from investment activities, however, prior to August 1, 2003, these interim payments were reflected within interest income (or as an offset to interest income) on the Statement of Operations. The effect of this change for the year ended July 31, 2004 was to increase net investment income per share by $0.02 on all share classes and decrease net realized and unrealized gain (loss) from investment activities per share by $0.02 on all share classes, and increase the ratio of net investment income by 0.16%, 0.15%, and 0.16% on Class A, Class B and Class C, respectively.

(a) For the period December 11, 2000 (commencement of issuance) through July 31, 2001.

(b)    For the period January 30, 2001 (reissuance of shares) through July 31,
       2001.

(c) For the period December 1, 2000 (commencement of issuance) through July 31, 2001.

                                                                                         CLASS B
                                                         -----------------------------------------------------------------------
                                                          FOR THE SIX
                                                         MONTHS ENDED                                                 FOR THE
                                                          JANUARY 31,           FOR THE YEARS ENDED JULY 31,        PERIOD ENDED
                                                             2005          --------------------------------------     JULY 31,
                                                          (UNAUDITED)        2004**         2003          2002         2001(b)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $       13.88     $    13.44    $    13.15    $    12.91   $      12.66
Net investment income                                             0.17@          0.25@         0.48@         0.48@          0.30
Net realized and unrealized gains from investment
  activities                                                      0.35           0.45          0.25          0.24           0.25
Net increase from operations                                      0.52           0.70          0.73          0.72           0.55
Dividends from net investment income                             (0.18)         (0.26)        (0.44)        (0.48)         (0.30)
Distributions from net realized gains from investment
  activities                                                     (0.33)            --            --            --             --
Total dividends and distributions                                (0.51)         (0.26)        (0.44)        (0.48)         (0.30)

NET ASSET VALUE, END OF PERIOD                           $       13.89     $    13.88    $    13.44    $    13.15   $      12.91
--------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                        3.78%          5.22%         5.52%         5.66%          4.38%
--------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                        $       3,552     $    5,190    $   11,227    $   16,337   $     17,078
Expenses to average net assets, net of fee waivers and
  expense reimbursements by and recoupments to manager            1.94%*         1.94%         1.93%         1.90%          1.91%^*
Expenses to average net assets, before fee waivers and
  expense reimbursements by manager                               1.97%*         1.95%         1.95%         1.93%          1.96%^*
Net investment income to average net assets, net of fee
  waivers and expense reimbursements by and recoupments
  to manager                                                      2.38%*         1.83%         3.49%         3.64%          4.73%*
Net investment income to average net assets, before fee
  waivers and expense reimbursements by manager                   2.35%*         1.82%         3.47%         3.61%          4.68%*
Portfolio turnover                                                  56%           185%          357%          375%           519%
--------------------------------------------------------------------------------------------------------------------------------

                                                                                         CLASS C
                                                         -----------------------------------------------------------------------
                                                          FOR THE SIX
                                                         MONTHS ENDED                                                 FOR THE
                                                          JANUARY 31,           FOR THE YEARS ENDED JULY 31,        PERIOD ENDED
                                                             2005          --------------------------------------     JULY 31,
                                                          (UNAUDITED)        2004**         2003          2002        2001(c)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $       13.88     $    13.44    $    13.16    $    12.91   $      12.43
Net investment income                                             0.18@          0.29@         0.50@         0.51@          0.43
Net realized and unrealized gains from investment
  activities                                                      0.36           0.44          0.25          0.25           0.48
Net increase from operations                                      0.54           0.73          0.75          0.76           0.91
Dividends from net investment income                             (0.20)         (0.29)        (0.47)        (0.51)         (0.43)
Distributions from net realized gains from investment
  activities                                                     (0.33)            --            --            --             --
Total dividends and distributions                                (0.53)         (0.29)        (0.47)        (0.51)         (0.43)

NET ASSET VALUE, END OF PERIOD                           $       13.89     $    13.88    $    13.44    $    13.16   $      12.91
--------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                        3.90%         5.49%         5.69%         6.01%          7.43%
--------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                        $       8,399     $    8,960    $   10,827    $   13,325   $     16,743
Expenses to average net assets, net of fee waivers and
  expense reimbursements by and recoupments to manager            1.72%*+        1.70%         1.70%         1.65%          1.65%^*
Expenses to average net assets, before fee waivers and
  expense reimbursements by manager                               1.72%*         1.71%         1.72%         1.70%          1.71%^*
Net investment income to average net assets, net of fee
  waivers and expense reimbursements by and recoupments
  to manager                                                      2.60%*+        2.08%         3.67%         3.90%          5.00%*
Net investment income to average net assets, before fee
  waivers and expense reimbursements by manager                   2.60%*         2.07%         3.65%         3.85%          4.94%*
Portfolio turnover                                                  56%           185%          357%          375%           519%
--------------------------------------------------------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                                     CLASS Y
                                                    -------------------------------------------------------------------------
                                                    FOR THE SIX
                                                    MONTHS ENDED                                                   FOR THE
                                                    JANUARY 31,             FOR THE YEARS ENDED JULY 31,         PERIOD ENDED
                                                        2005          ---------------------------------------      JULY 31,
                                                    (UNAUDITED)         2004**          2003          2002         2001(a)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $      13.87      $    13.43     $    13.16    $    12.91    $      12.77
Net investment income                                       0.25@           0.40@          0.61@         0.61@           0.36
Net realized and unrealized gains (losses) from
  investment activities                                     0.35            0.44           0.23          0.25            0.14
Net increase from operations                                0.60            0.84           0.84          0.86            0.50
Dividends from net investment income                       (0.26)          (0.40)         (0.57)        (0.61)          (0.36)
Distributions from net realized gains from
  investment activities                                    (0.33)             --             --            --              --
Total dividends and distributions                          (0.59)          (0.40)         (0.57)        (0.61)          (0.36)

NET ASSET VALUE, END OF PERIOD                      $      13.88      $    13.87     $    13.43    $    13.16    $      12.91
-----------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                  4.32%           6.27%          6.39%         6.80%           3.98%
-----------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                   $        680      $      527     $      551    $      342    $        613
Expenses to average net assets, net of fee
  waivers and expense reimbursements by and
  recoupments to manager                                    0.91%*+         0.96%+         0.98%         0.89%           0.88%^^*
Expenses to average net assets, before fee
  waivers and expense reimbursements by manager             0.91%*          0.96%          0.98%         0.99%           0.97%^^*
Net investment income to average net assets, net
  of fee waivers and expense reimbursements by
  and recoupments to manager                                3.42%*+         2.81%+         4.19%         4.65%           5.74%*
Net investment income to average net assets,
  before fee waivers and expense reimbursements
  by manager                                                3.42%*          2.81%          4.19%         4.55%           5.65%*
Portfolio turnover                                            56%            185%           357%          375%            519%
-----------------------------------------------------------------------------------------------------------------------------

*      Annualized.

@      Calculated using the average month-end shares outstanding for the period.

+ The investment manager was reimbursed for expenses previously waived by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

^ Includes 0.06% of interest expense related to reverse repurchase agreements during the year ended July 31, 2001.

^^ Includes 0.03% of interest expense related to reverse repurchase agreements during the period ended July 31, 2001.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable program fees; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

** As of August 1, 2004, the Portfolio has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. These interim payments are reflected within net realized and unrealized gain (loss) from investment activities, however, prior to August 1, 2003, these interim payments were reflected within interest income (or as an offset to interest income) on the Statement of Operations. The effect of this change for the year ended July 31, 2004 was to increase net investment income per share by $0.02 on all share classes and decrease net realized and unrealized gain (loss) from investment activities per share by $0.02 on all share classes, and increase the ratio of net investment income by 0.16% and 0.17% on Class Y and Class P, respectively.

(a) For the period February 2, 2001 (commencement of issuance) through July 31, 2001.

                                                                                      CLASS P
                                                   ------------------------------------------------------------------------------
                                                   FOR THE SIX
                                                   MONTHS ENDED
                                                   JANUARY 31,                      FOR THE YEARS ENDED JULY 31,
                                                       2005         -------------------------------------------------------------
                                                   (UNAUDITED)       2004**       2003        2002        2001            2000
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $      13.88     $   13.44   $   13.16   $   12.91   $   12.21       $   12.33
Net investment income                                      0.24@         0.42@       0.61@       0.61@       0.73            0.73
Net realized and unrealized gains (losses) from
  investment activities                                    0.35          0.42        0.25        0.26        0.78           (0.13)
Net increase from operations                               0.59          0.84        0.86        0.87        1.51            0.60
Dividends from net investment income                      (0.25)        (0.40)      (0.58)      (0.62)      (0.81)          (0.72)
Distributions from net realized gains from
  investment activities                                   (0.33)           --          --          --          --              --
Total dividends and distributions                         (0.58)        (0.40)      (0.58)      (0.62)      (0.81)          (0.72)

NET ASSET VALUE, END OF PERIOD                     $      13.89     $   13.88   $   13.44   $   13.16   $   12.91       $   12.21
---------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                 4.32%         6.31%       6.54%       6.86%      12.74%           5.08%
---------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                  $    398,489     $ 347,091   $ 252,219   $ 241,140   $ 210,444       $ 234,748
Expenses to average net assets, net of fee
  waivers and expense reimbursements by and
  recoupments to manager                                   0.93%*        0.93%       0.90%       0.85%       0.91%^          0.85%
Expenses to average net assets, before fee
  waivers and expense reimbursements by manager            0.98%*        0.99%       1.00%       0.96%       0.93%^          0.89%
Net investment income to average net assets, net
  of fee waivers and expense reimbursements by
  and recoupments to manager                               3.39%*        2.85%       4.44%       4.70%       6.09%           6.04%
Net investment income to average net assets,
  before fee waivers and expense reimbursements
  by manager                                               3.34%*        2.79%       4.34%       4.59%       6.07%           6.00%
Portfolio turnover                                           56%          185%        357%        375%        519%            391%
---------------------------------------------------------------------------------------------------------------------------------

UBS PACE MUNICIPAL FIXED INCOME INVESTMENTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                                     CLASS A
                                                    -------------------------------------------------------------------------
                                                    FOR THE SIX
                                                    MONTHS ENDED                                                   FOR THE
                                                    JANUARY 31,            FOR THE YEARS ENDED JULY 31,          PERIOD ENDED
                                                        2005          ---------------------------------------      JULY 31,
                                                    (UNAUDITED)          2004           2003          2002         2001(a)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $      12.56      $    12.56     $    12.70    $    12.52    $      12.43
Net investment income                                       0.20            0.39           0.45          0.51            0.26
Net realized and unrealized gains (losses) from
  investment activities                                     0.11            0.00^         (0.14)         0.18            0.09
Net increase from operations                                0.31            0.39           0.31          0.69            0.35
Dividends from net investment income                       (0.20)          (0.39)         (0.45)        (0.51)          (0.26)

NET ASSET VALUE, END OF PERIOD                      $      12.67      $    12.56     $    12.56    $    12.70    $      12.52
-----------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                  2.44%           3.09%          2.42%         5.62%           2.86%
-----------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                   $    125,399      $  131,888     $  153,966    $  167,685    $    178,299
Expenses to average net assets, net of fee
  waivers and expense reimbursements by manager             0.96%*          0.96%          0.93%         0.87%           0.88%*
Expenses to average net assets, before fee
  waivers and expense reimbursements by manager             1.03%*          1.08%          1.06%         1.05%           1.01%*
Net investment income to average net assets, net
  of fee waivers and expense reimbursements by
  manager                                                   3.06%*          3.03%          3.49%         4.01%           4.16%*
Net investment income to average net assets,
  before fee waivers and expense reimbursements
  by manager                                                2.99%*          2.91%          3.36%         3.83%           4.03%*
Portfolio turnover                                            14%             46%            42%           20%             68%
-----------------------------------------------------------------------------------------------------------------------------

*      Annualized.

^      Amount represents less than $0.005 per share.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder could pay on Portfolio distributions or the redemption of Portfolio shares.

(a) For the period January 23, 2001 (commencement of issuance) through July 31, 2001.

(b) For the period February 23, 2001 (commencement of issuance) through July 31, 2001.

(c) For the period December 4, 2000 (commencement of issuance) through July 31, 2001.

                                                                                     CLASS B
                                                    -------------------------------------------------------------------------
                                                    FOR THE SIX
                                                    MONTHS ENDED                                                   FOR THE
                                                    JANUARY 31,            FOR THE YEARS ENDED JULY 31,          PERIOD ENDED
                                                        2005          ---------------------------------------      JULY 31,
                                                    (UNAUDITED)          2004           2003          2002         2001(b)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $      12.56      $    12.56     $    12.70    $    12.52    $      12.42
Net investment income                                       0.15            0.30           0.35          0.41            0.19
Net realized and unrealized gains (losses) from
  investment activities                                     0.11           (0.01)         (0.14)         0.18            0.10
Net increase from operations                                0.26            0.29           0.21          0.59            0.29
Dividends from net investment income                       (0.15)          (0.29)         (0.35)        (0.41)          (0.19)

NET ASSET VALUE, END OF PERIOD                      $      12.67      $    12.56     $    12.56    $    12.70    $      12.52
-----------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                  2.06%           2.31%          1.65%         4.81%           2.32%
-----------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                   $      3,752      $    4,861     $    7,870    $   10,949    $     14,518
Expenses to average net assets, net of fee
  waivers and expense reimbursements by manager             1.71%*          1.71%          1.68%         1.62%           1.63%*
Expenses to average net assets, before fee
  waivers and expense reimbursements by manager             1.79%*          1.83%          1.80%         1.80%           1.76%*
Net investment income to average net assets, net
  of fee waivers and expense reimbursements by
  manager                                                   2.32%*          2.28%          2.75%         3.26%           3.41%*
Net investment income to average net assets,
  before fee waivers and expense reimbursements
  by manager                                                2.24%*          2.16%          2.63%         3.08%           3.28%*
Portfolio turnover                                            14%             46%            42%           20%             68%
-----------------------------------------------------------------------------------------------------------------------------

                                                                                     CLASS C
                                                    -------------------------------------------------------------------------
                                                    FOR THE SIX
                                                    MONTHS ENDED                                                   FOR THE
                                                    JANUARY 31,            FOR THE YEARS ENDED JULY 31,          PERIOD ENDED
                                                        2005          ---------------------------------------      JULY 31,
                                                    (UNAUDITED)          2004           2003          2002         2001(c)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $      12.56      $    12.56     $    12.70    $    12.52    $      12.19
Net investment income                                       0.16            0.32           0.38          0.44            0.31
Net realized and unrealized gains (losses) from
  investment activities                                     0.11            0.00^         (0.14)         0.18            0.33
Net increase from operations                                0.27            0.32           0.24          0.62            0.64
Dividends from net investment income                       (0.16)          (0.32)         (0.38)        (0.44)          (0.31)

NET ASSET VALUE, END OF PERIOD                      $      12.67      $    12.56     $    12.56    $    12.70    $      12.52
-----------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                  2.18%           2.56%          1.88%         5.07%           5.33%
-----------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                   $     23,373      $   25,191     $   28,882    $   30,776    $     32,075
Expenses to average net assets, net of fee
  waivers and expense reimbursements by manager             1.48%*          1.48%          1.45%         1.39%           1.40%*
Expenses to average net assets, before fee
  waivers and expense reimbursements by manager             1.54%*          1.59%          1.56%         1.57%           1.53%*
Net investment income to average net assets, net
  of fee waivers and expense reimbursements by
  manager                                                   2.54%*          2.51%          2.96%         3.50%           3.65%*
Net investment income to average net assets,
  before fee waivers and expense reimbursements
  by manager                                                2.48%*          2.40%          2.85%         3.32%           3.52%*
Portfolio turnover                                            14%             46%            42%           20%             68%
-----------------------------------------------------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                                     CLASS Y
                                                    -------------------------------------------------------------------------
                                                    FOR THE SIX
                                                    MONTHS ENDED                                                   FOR THE
                                                    JANUARY 31,            FOR THE YEARS ENDED JULY 31,          PERIOD ENDED
                                                        2005          ---------------------------------------      JULY 31,
                                                    (UNAUDITED)          2004           2003          2002         2001(a)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $      12.56      $    12.56     $    12.70    $    12.52    $      12.42
Net investment income                                       0.21            0.41           0.48          0.54            0.24
Net realized and unrealized gains (losses) from
  investment activities                                     0.12            0.00^         (0.14)         0.18            0.10
Net increase from operations                                0.33            0.41           0.34          0.72            0.34
Dividends from net investment income                       (0.21)          (0.41)         (0.48)        (0.54)          (0.24)

NET ASSET VALUE, END OF PERIOD                      $      12.68      $    12.56     $    12.56    $    12.70    $      12.52
-----------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                  2.64%           3.29%          2.65%         5.87%           2.72%
-----------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                   $        192      $      200     $      194    $      316    $        399
Expenses to average net assets, net of fee
  waivers and expense reimbursements by manager             0.74%*          0.74%          0.69%         0.63%           0.64%*
Expenses to average net assets, before fee
  waivers and expense reimbursements by manager             0.84%*          0.90%          0.85%         0.84%           0.83%*
Net investment income to average net assets, net
  of fee waivers and expense reimbursements by
  manager                                                   3.28%*          3.26%          3.73%         4.25%           4.40%*
Net investment income to average net assets,
  before fee waivers and expense reimbursements
  by manager                                                3.18%*          3.10%          3.57%         4.04%           4.21%*
Portfolio turnover                                            14%             46%            42%           20%             68%
-----------------------------------------------------------------------------------------------------------------------------

*      Annualized.

^      Amount represents less than $0.005 per share.

~ Investment advisory functions for this Portfolio were transferred from Deutsche Asset Management, Inc. to Standish Mellon Asset Management Company LLC's predecessor on June 1, 2000.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable program fees; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder could pay on Portfolio distributions or the redemption of Portfolio shares.

(a) For the period February 23, 2001 (commencement of issuance) through July 31, 2001.

                                                                                      CLASS P
                                                   ------------------------------------------------------------------------------
                                                   FOR THE SIX
                                                   MONTHS ENDED
                                                   JANUARY 31,                      FOR THE YEARS ENDED JULY 31,
                                                       2005         -------------------------------------------------------------
                                                   (UNAUDITED)        2004         2003        2002        2001           2000~
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $      12.56     $   12.56   $   12.70   $   12.52   $   12.15       $   12.44
Net investment income                                      0.21          0.41        0.47        0.54        0.55            0.57
Net realized and unrealized gains (losses) from
  investment activities                                    0.11          0.00^      (0.14)       0.18        0.42           (0.29)
Net increase from operations                               0.32          0.41        0.33        0.72        0.97            0.28
Dividends from net investment income                      (0.21)        (0.41)      (0.47)      (0.54)      (0.60)          (0.57)

NET ASSET VALUE, END OF PERIOD                     $      12.67     $   12.56   $   12.56   $   12.70   $   12.52       $   12.15
---------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                 2.55%         3.29%       2.64%       5.86%       8.20%           2.37%
---------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                  $    104,091     $  94,445   $  69,938   $  61,739   $  49,110       $  53,594
Expenses to average net assets, net of fee
  waivers and expense reimbursements by manager            0.76%*        0.76%       0.72%       0.64%       0.76%           0.85%
Expenses to average net assets, before fee
  waivers and expense reimbursements by manager            0.82%*        0.88%       0.84%       0.85%       0.82%           0.89%
Net investment income to average net assets, net
  of fee waivers and expense reimbursements by
  manager                                                  3.27%*        3.24%       3.69%       4.24%       4.44%           4.68%
Net investment income to average net assets,
  before fee waivers and expense reimbursements
  by manager                                               3.21%*        3.12%       3.57%       4.03%       4.38%           4.64%
Portfolio turnover                                           14%           46%         42%         20%         68%             33%
---------------------------------------------------------------------------------------------------------------------------------

UBS PACE GLOBAL FIXED INCOME INVESTMENTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                                     CLASS A
                                                    -------------------------------------------------------------------------
                                                    FOR THE SIX
                                                    MONTHS ENDED                                                   FOR THE
                                                    JANUARY 31,            FOR THE YEARS ENDED JULY 31,          PERIOD ENDED
                                                        2005          ---------------------------------------      JULY 31,
                                                    (UNAUDITED)          2004           2003         2002+         2001(a)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $      11.74      $    11.78     $    10.91    $    10.27    $      10.45
Net investment income                                       0.11@           0.22@          0.27@         0.35@           0.30
Net realized and unrealized gains (losses) from
  investment activities                                     1.11            0.70           0.92          0.67           (0.18)
Net increase (decrease) from operations                     1.22            0.92           1.19          1.02            0.12
Dividends from net investment income                       (0.57)          (0.96)         (0.32)           --              --
Distributions from net realized gains from
  investment activities                                    (0.02)             --             --            --              --
Distributions from paid in capital                            --              --             --         (0.38)          (0.30)
Total dividends and distributions                          (0.59)          (0.96)         (0.32)        (0.38)          (0.30)

NET ASSET VALUE, END OF PERIOD                      $      12.37      $    11.74     $    11.78    $    10.91    $      10.27
-----------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                 10.41%           7.76%         11.01%        10.20%           1.09%
-----------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                   $    161,167      $  159,669     $  176,124    $  177,870    $    190,838
Expenses to average net assets, net of fee
  waivers and expense reimbursements by manager             1.36%*          1.36%          1.33%         1.24%           1.21%*
Expenses to average net assets, before fee
  waivers and expense reimbursements by manager             1.41%*          1.45%          1.45%         1.42%           1.41%*
Net investment income to average net assets, net
  of fee waivers and expense reimbursements by
  manager                                                   1.85%*          1.83%          2.32%         3.40%           4.42%*
Net investment income to average net assets,
  before fee waivers and expense reimbursements
  by manager                                                1.80%*          1.74%          2.20%         3.22%           4.22%*
Portfolio turnover                                           121%            244%           274%          328%            270%
-----------------------------------------------------------------------------------------------------------------------------

*      Annualized.

@      Calculated using the average month-end shares outstanding for the period.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(a) For the period December 11, 2000 (commencement of issuance) through July 31, 2001.

(b) For the period February 5, 2001 (commencement of issuance) through July 31, 2001.

(c) For the period December 1, 2000 (commencement of issuance) through July 31, 2001.

+ As required, effective August 1, 2001, the UBS PACE Global Fixed Income Investments Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. The effect of this change for the year ended July 31, 2002 was to decrease net investment income per share by $0.03, increase net realized and unrealized gains from investment activities per share by $0.03, and decrease the ratio of net investment income to average net assets, net of fee waivers and expense reimbursements from 3.67% to 3.40% for Class A, from 2.91% to 2.65% for Class B and from 3.15% to 2.89% for Class C. Per share ratios and supplemental data for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.

                                                                                     CLASS B
                                                    -------------------------------------------------------------------------
                                                    FOR THE SIX
                                                    MONTHS ENDED                                                   FOR THE
                                                    JANUARY 31,            FOR THE YEARS ENDED JULY 31,          PERIOD ENDED
                                                        2005          ---------------------------------------      JULY 31,
                                                    (UNAUDITED)          2004           2003         2002+         2001(b)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $      11.76      $    11.80     $    10.93    $    10.28    $      10.81
Net investment income                                       0.07@           0.13@          0.18@         0.27@           0.18
Net realized and unrealized gains (losses) from
  investment activities                                     1.10            0.70           0.92          0.68           (0.54)
Net increase (decrease) from operations                     1.17            0.83           1.10          0.95           (0.36)
Dividends from net investment income                       (0.52)          (0.87)         (0.23)           --              --
Distributions from net realized gains from
  investment activities                                    (0.02)             --             --            --              --
Distributions from paid in capital                            --              --             --         (0.30)          (0.17)
Total dividends and distributions                          (0.54)          (0.87)         (0.23)        (0.30)          (0.17)

NET ASSET VALUE, END OF PERIOD                      $      12.39      $    11.76     $    11.80    $    10.93    $      10.28
-----------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                  9.97%           6.94%         10.16%         9.44%          (3.34)%
-----------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                   $      1,875      $    1,907     $    2,233    $    1,863    $      2,381
Expenses to average net assets, net of fee
  waivers and expense reimbursements by manager             2.11%*          2.11%          2.09%         2.01%           1.98%*
Expenses to average net assets, before fee
  waivers and expense reimbursements by manager             2.17%*          2.21%          2.21%         2.29%           2.55%*
Net investment income to average net assets, net
  of fee waivers and expense reimbursements by
  manager                                                   1.10%*          1.08%          1.56%         2.65%           3.61%*
Net investment income to average net assets,
  before fee waivers and expense reimbursements
  by manager                                                1.04%*          0.98%          1.44%         2.37%           3.04%*
Portfolio turnover                                           121%            244%           274%          328%            270%
-----------------------------------------------------------------------------------------------------------------------------

                                                                                     CLASS C
                                                    -------------------------------------------------------------------------
                                                    FOR THE SIX
                                                    MONTHS ENDED                                                   FOR THE
                                                    JANUARY 31,            FOR THE YEARS ENDED JULY 31,          PERIOD ENDED
                                                        2005          ---------------------------------------      JULY 31,
                                                    (UNAUDITED)          2004           2003         2002+         2001(c)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $      11.74      $    11.78     $    10.91    $    10.27    $      10.38
Net investment income                                       0.08@           0.16@          0.21@         0.30@           0.26
Net realized and unrealized gains (losses) from
  investment activities                                     1.11            0.70           0.92          0.67           (0.11)
Net increase (decrease) from operations                     1.19            0.86           1.13          0.97            0.15
Dividends from net investment income                       (0.54)          (0.90)         (0.26)           --              --
Distributions from net realized gains from
  investment activities                                    (0.02)             --             --            --              --
Distributions from paid in capital                            --              --             --         (0.33)          (0.26)
Total dividends and distributions                          (0.56)          (0.90)         (0.26)        (0.33)          (0.26)

NET ASSET VALUE, END OF PERIOD                      $      12.37      $    11.74     $    11.78    $    10.91    $      10.27
-----------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                 10.14%           7.24%         10.43%         9.63%           1.45%
-----------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                   $      9,118      $    8,754     $    9,633    $   13,025    $     13,632
Expenses to average net assets, net of fee
  waivers and expense reimbursements by manager             1.85%*          1.85%          1.83%         1.76%           1.72%*
Expenses to average net assets, before fee
  waivers and expense reimbursements by manager             1.92%*          1.93%          1.97%         1.90%           1.90%*
Net investment income to average net assets, net
  of fee waivers and expense reimbursements by
  manager                                                   1.36%*          1.34%          1.84%         2.89%           3.91%*
Net investment income to average net assets,
  before fee waivers and expense reimbursements
  by manager                                                1.29%*          1.26%          1.70%         2.75%           3.73%*
Portfolio turnover                                           121%            244%           274%          328%            270%
-----------------------------------------------------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                                        CLASS Y
                                                     -------------------------------------------------------------------------
                                                      FOR THE SIX
                                                     MONTHS ENDED                                                   FOR THE
                                                      JANUARY 31,             FOR THE YEARS ENDED JULY 31,        PERIOD ENDED
                                                         2005           --------------------------------------      JULY 31,
                                                      (UNAUDITED)           2004          2003         2002+         2001(a)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $      11.73       $    11.78    $    10.91    $    10.27    $      10.73
Net investment income                                        0.13@            0.26@         0.30@         0.36@           0.27
Net realized and unrealized gains (losses) from
  investment activities                                      1.11             0.69          0.92          0.69           (0.46)
Net increase (decrease) from operations                      1.24             0.95          1.22          1.05           (0.19)
Dividends from net investment income                        (0.59)           (1.00)        (0.35)           --              --
Distributions from net realized gains from
  investment activities                                     (0.02)              --            --            --              --
Distributions from paid in capital                             --               --            --         (0.41)          (0.27)
Total dividends and distributions                           (0.61)           (1.00)        (0.35)        (0.41)          (0.27)

NET ASSET VALUE, END OF PERIOD                       $      12.36       $    11.73    $    11.78    $    10.91    $      10.27
------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                  10.59%            8.01%        11.34%        10.49%          (1.76)%
------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                    $     10,050       $    9,673    $   12,429    $   10,360    $      4,825
Expenses to average net assets, net of fee waivers
 and expense reimbursements by and recoupments to
 manager                                                     1.05%*^          1.05%         1.04%         0.99%           0.95%*
Expenses to average net assets, before fee waivers
  and expense reimbursements by manager                      1.05%*           1.08%         1.09%         1.08%           1.08%*
Net investment income to average net assets, net
  of fee waivers and expense reimbursements by and
  recoupments to manager                                     2.16%*^          2.14%         2.61%         3.62%           4.69%*
Net investment income to average net assets,
  before fee waivers and expense reimbursements by
  manager                                                    2.16%*           2.11%         2.56%         3.53%           4.56%*
Portfolio turnover                                            121%             244%          274%          328%            270%
------------------------------------------------------------------------------------------------------------------------------

*      Annualized.

~ A portion of the investment advisory function for this Portfolio was transferred from Rogge Global Partners plc to Fischer Francis Trees & Watts, Inc. (and its affiliates) on October 10, 2000.

@      Calculated using the average month-end shares outstanding for the period.

^ The investment manager was reimbursed for expenses previously waived by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable program fees; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(a) For the period January 16, 2001 (commencement of issuance) through July 31, 2001.

+ As required, effective August 1, 2001, the UBS PACE Global Fixed Income Investments Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. The effect of this change for the year ended July 31, 2002 was to decrease net investment income per share by $0.03, increase net realized and unrealized gains from investment activities per share by $0.03, and decrease the ratio of net investment income to average net assets, net of fee waivers and expense reimbursements from 3.88% to 3.62% for Class Y and from 3.95% to 3.68% for Class P. Per share ratios and supplemental data for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.

                                                                                         CLASS P
                                                     ---------------------------------------------------------------------------
                                                      FOR THE SIX
                                                     MONTHS ENDED
                                                      JANUARY 31,                      FOR THE YEARS ENDED JULY 31,
                                                         2005          ---------------------------------------------------------
                                                      (UNAUDITED)         2004        2003       2002+       2001~       2000
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $      11.74      $   11.78   $   10.91   $   10.27   $   10.68   $   11.82
Net investment income                                        0.13@          0.25@       0.30@       0.38@       0.43        0.53
Net realized and unrealized gains (losses) from
  investment activities                                      1.10           0.70        0.92        0.67       (0.35)      (1.10)
Net increase (decrease) from operations                      1.23           0.95        1.22        1.05        0.08       (0.57)
Dividends from net investment income                        (0.58)         (0.99)      (0.35)         --          --       (0.42)
Distributions from net realized gains from
  investment activities                                     (0.02)            --          --          --          --       (0.09)
Distributions from paid in capital                             --             --          --       (0.41)      (0.49)      (0.06)
Total dividends and distributions                           (0.60)         (0.99)      (0.35)      (0.41)      (0.49)      (0.57)

NET ASSET VALUE, END OF PERIOD                       $      12.37      $   11.74   $   11.78   $   10.91   $   10.27   $   10.68
--------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                  10.54%          8.02%      11.31%      10.52%       0.71%      (4.97)%
--------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                    $    249,442      $ 203,450   $ 139,300   $ 114,790   $  94,085   $ 100,831
Expenses to average net assets, net of fee waivers
 and expense reimbursements by and recoupments to
 manager                                                     1.13%*         1.13%       1.07%       0.95%       0.95%       0.95%
Expenses to average net assets, before fee waivers
  and expense reimbursements by manager                      1.28%*         1.32%       1.30%       1.27%       1.17%       1.18%
Net investment income to average net assets, net
  of fee waivers and expense reimbursements by and
  recoupments to manager                                     2.09%*         2.07%       2.57%       3.68%       4.23%       4.50%
Net investment income to average net assets,
  before fee waivers and expense reimbursements by
  manager                                                    1.94%*         1.88%       2.34%       3.36%       4.01%       4.27%
Portfolio turnover                                            121%           244%        274%        328%        270%        170%
--------------------------------------------------------------------------------------------------------------------------------

UBS PACE LARGE CO VALUE EQUITY INVESTMENTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                                           CLASS A
                                                      ---------------------------------------------------------------------------
                                                      FOR THE SIX
                                                      MONTHS ENDED                                                      FOR THE
                                                       JANUARY 31,              FOR THE YEARS ENDED JULY 31,         PERIOD ENDED
                                                          2005          ----------------------------------------        JULY 31,
                                                      (UNAUDITED)          2004           2003           2002           2001(a)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $      17.56      $    15.39     $    14.83     $    17.52     $      16.76
Net investment income (loss)                                  0.12@           0.18           0.15           0.12             0.04
Net realized and unrealized gains (losses) from
  investment activities                                       1.65            2.13           0.55          (2.71)            0.72
Net increase (decrease) from operations                       1.77            2.31           0.70          (2.59)            0.76
Dividends from net investment income                         (0.20)          (0.14)         (0.14)         (0.10)              --

NET ASSET VALUE, END OF PERIOD                        $      19.13      $    17.56     $    15.39     $    14.83     $      17.52
---------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                   10.09%          15.06%          4.82%        (14.85)%           4.53%
---------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                     $    309,535      $  305,359     $  296,936     $  325,252     $    447,486
Expenses to average net assets, net of fee waivers
  and expense reimbursements by and recoupments to
  manager                                                     1.15%*          1.21%          1.21%          1.14%            1.13%*
Expenses to average net assets, before fee waivers
  and expense reimbursements by manager                       1.26%*          1.31%          1.33%          1.28%            1.25%*
Net investment income (loss) to average net assets,
  net of fee waivers and expense reimbursements by
  and recoupments to manager                                  1.26%*          0.98%          1.01%          0.71%            0.54%*
Net investment income (loss) to average net assets,
  before fee waivers and expense reimbursements by
  manager                                                     1.15%*          0.88%          0.89%          0.57%            0.42%*
Portfolio turnover                                              41%             73%            72%            79%             148%
---------------------------------------------------------------------------------------------------------------------------------

*      Annualized.

@      Calculated using the average month-end shares outstanding for the period.

~~ The investment manager was reimbursed for expenses previously waived by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(a) For the period November 27, 2000 (commencement of issuance) through July 31, 2001.

                                                                                           CLASS B
                                                      ---------------------------------------------------------------------------
                                                      FOR THE SIX
                                                      MONTHS ENDED                                                      FOR THE
                                                       JANUARY 31,             FOR THE YEARS ENDED JULY 31,          PERIOD ENDED
                                                          2005          ----------------------------------------        JULY 31,
                                                      (UNAUDITED)          2004           2003            2002          2001(a)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $      17.50      $    15.34     $    14.75     $    17.46     $      16.76
Net investment income (loss)                                  0.04@           0.02           0.02          (0.02)           (0.02)
Net realized and unrealized gains (losses) from
  investment activities                                       1.64            2.14           0.57          (2.69)            0.72
Net increase (decrease) from operations                       1.68            2.16           0.59          (2.71)            0.70
Dividends from net investment income                            --              --             --             --               --

NET ASSET VALUE, END OF PERIOD                        $      19.18      $    17.50     $    15.34     $    14.75     $      17.46
---------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                    9.60%          14.08%          4.00%        (15.52)%           4.18%
---------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                     $     13,029      $   23,273     $   58,523     $   77,722     $    131,700
Expenses to average net assets, net of fee waivers
  and expense reimbursements by and recoupments to
  manager                                                     2.05%*          2.04%~~        2.01%          1.92%            1.90%*
Expenses to average net assets, before fee waivers
  and expense reimbursements by manager                       2.19%*          2.14%          2.13%          2.06%            2.04%*
Net investment income (loss) to average net assets,
  net of fee waivers and expense reimbursements by
  and recoupments to manager                                  0.41%*          0.16%~~        0.21%         (0.07)%          (0.22)%*
Net investment income (loss) to average net assets,
  before fee waivers and expense reimbursements by
  manager                                                     0.27%*          0.06%          0.09%         (0.21)%          (0.38)%*
Portfolio turnover                                              41%             73%            72%            79%             148%
---------------------------------------------------------------------------------------------------------------------------------

                                                                                           CLASS C
                                                      ---------------------------------------------------------------------------
                                                      FOR THE SIX
                                                      MONTHS ENDED                                                      FOR THE
                                                       JANUARY 31,             FOR THE YEARS ENDED JULY 31,          PERIOD ENDED
                                                          2005          ----------------------------------------        JULY 31,
                                                      (UNAUDITED)          2004           2003            2002          2001(a)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $      17.50      $    15.34     $    14.75     $    17.46     $      16.76
Net investment income (loss)                                  0.04@           0.03           0.03          (0.02)           (0.02)
Net realized and unrealized gains (losses) from
  investment activities                                       1.65            2.14           0.57          (2.69)            0.72
Net increase (decrease) from operations                       1.69            2.17           0.60          (2.71)            0.70
Dividends from net investment income                         (0.04)          (0.01)         (0.01)            --               --

NET ASSET VALUE, END OF PERIOD                        $      19.15      $    17.50     $    15.34     $    14.75     $      17.46
---------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                    9.68%          14.14%          4.04%        (15.52)%           4.18%
---------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                     $     41,001      $   41,701     $   46,437     $   52,912     $     76,977
Expenses to average net assets, net of fee waivers
  and expense reimbursements by and recoupments to
  manager                                                     1.94%*^         2.00%~~        2.00%          1.92%            1.89%*
Expenses to average net assets, before fee waivers
  and expense reimbursements by manager                       2.06%*          2.10%          2.12%          2.06%            2.04%*
Net investment income (loss) to average net assets,
  net of fee waivers and expense reimbursements by
  and recoupments to manager                                  0.47%*^         0.19%~~        0.22%         (0.07)%          (0.21)%*
Net investment income (loss) to average net assets,
  before fee waivers and expense reimbursements by
  manager                                                     0.35%*          0.09%          0.10%         (0.21)%          (0.38)%*
Portfolio turnover                                              41%             73%            72%            79%             148%
---------------------------------------------------------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                              CLASS Y
                                           ----------------------------------------------------------------------------
                                           FOR THE SIX
                                          MONTHS ENDED                                                        FOR THE
                                           JANUARY 31,            FOR THE YEARS ENDED JULY 31,              PERIOD ENDED
                                               2005          ------------------------------------------        JULY 31,
                                            (UNAUDITED)         2004            2003            2002           2001(a)
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD        $    17.60       $    15.41      $    14.85      $    17.54      $    17.15
Net investment income                             0.15@            0.24            0.20            0.16            0.06
Net realized and unrealized gains
  (losses) from investment activities             1.65             2.14            0.55           (2.71)           0.33
Net increase (decrease) from operations           1.80             2.38            0.75           (2.55)           0.39
Dividends from net investment income             (0.25)           (0.19)          (0.19)          (0.14)             --
Distributions from net realized gains
  from investment activities                        --               --              --              --              --
Total dividends and distributions                (0.25)           (0.19)          (0.19)          (0.14)             --

NET ASSET VALUE, END OF PERIOD              $    19.15       $    17.60      $    15.41      $    14.85      $    17.54
-----------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                       10.25%           15.49%           5.19%         (14.63)%          2.27%
-----------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)           $   39,143       $   37,336      $   36,448      $   41,046      $   39,612
Expenses to average net assets, net of
  fee waivers and expense reimbursements
  by and recoupments to manager                   0.84%*~~         0.85%~~         0.87%           0.84%           0.85%*
Expenses to average net assets, before
  fee waivers and expense reimbursements
  by manager                                      0.95%*           0.95%           0.97%           0.93%           0.93%*
Net investment income to average net
  assets, net of fee waivers and expense
  reimbursements by and recoupments to
  manager                                         1.57%*~~         1.33%~~        1.35%           0.99%           0.80%*
Net investment income to average net
  assets, before fee waivers and expense
  reimbursements by manager                       1.46%*           1.23%           1.25%           0.90%           0.72%*
Portfolio turnover                                  41%              73%             72%             79%            148%
-----------------------------------------------------------------------------------------------------------------------

*      Annualized.

@      Calculated using the average month-end shares outstanding for the period.

~ Investment advisory functions for this Portfolio were transferred from Brinson Partners, Inc. to Institutional Capital Corp. and Westwood Management Corp. on July 1, 2000. SSgA Funds Management, Inc. assumed investment advisory functions with respect to a portion of the Portfolio on October 10, 2000.

~~ The investment manager was reimbursed for expenses previously waived by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable program fees; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(a) For the period January 19, 2001 (commencement of issuance) through July 31, 2001.

                                                                                 CLASS P
                                           ------------------------------------------------------------------------------------
                                            FOR THE SIX
                                           MONTHS ENDED
                                            JANUARY 31,                         FOR THE YEARS ENDED JULY 31,
                                               2005         -------------------------------------------------------------------
                                            (UNAUDITED)        2004           2003          2002          2001~         2000~
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD       $      17.58     $    15.40     $    14.84    $    17.54    $    16.35    $    21.14
Net investment income                              0.14@          0.19           0.17          0.15          0.17          0.15
Net realized and unrealized gains
  (losses) from investment activities              1.66           2.18           0.57         (2.71)         1.18         (3.17)
Net increase (decrease) from operations            1.80           2.37           0.74         (2.56)         1.35         (3.02)
Dividends from net investment income              (0.25)         (0.19)         (0.18)        (0.14)        (0.16)        (0.14)
Distributions from net realized gains
  from investment activities                         --             --             --            --            --         (1.63)
Total dividends and distributions                 (0.25)         (0.19)         (0.18)        (0.14)        (0.16)        (1.77)

NET ASSET VALUE, END OF PERIOD             $      19.13     $    17.58     $    15.40    $    14.84    $    17.54    $    16.35
-------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                        10.22%         15.40%          5.09%       (14.68)%        8.32%       (14.74)%
-------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)          $    718,441     $  598,934     $  400,188    $  338,732    $  348,068    $  335,294
Expenses to average net assets, net of
  fee waivers and expense reimbursements
  by and recoupments to manager                    0.93%*~~       0.96%          0.97%         0.89%         0.88%         0.96%
Expenses to average net assets, before
  fee waivers and expense reimbursements
  by manager                                       1.04%*         1.06%          1.07%         1.03%         0.94%         0.96%
Net investment income to average net
  assets, net of fee waivers and expense
  reimbursements by and recoupments to
  manager                                          1.47%*~~       1.21%          1.24%         0.96%         0.99%         0.85%
Net investment income to average net
  assets, before fee waivers and expense
  reimbursements by manager                        1.36%*         1.11%          1.14%         0.82%         0.93%         0.85%
Portfolio turnover                                   41%            73%            72%           79%          148%          195%
-------------------------------------------------------------------------------------------------------------------------------

UBS PACE LARGE CO GROWTH EQUITY INVESTMENTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                        CLASS A
                                       -----------------------------------------------------------------------------
                                        FOR THE SIX
                                       MONTHS ENDED                                                        FOR THE
                                        JANUARY 31,              FOR THE YEARS ENDED JULY 31,           PERIOD ENDED
                                            2005         ------------------------------------------        JULY 31,
                                        (UNAUDITED)         2004            2003+            2002          2001(a)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD    $    13.50       $    12.78      $    11.49      $    16.86       $    21.61
Net investment loss                          (0.00)@#         (0.07)@         (0.05)@         (0.08)@          (0.05)
Net realized and unrealized gains
 (losses) from investment activities          1.31             0.79            1.34           (5.29)           (4.70)
Net increase (decrease) from
 operations                                   1.31             0.72            1.29           (5.37)           (4.75)

NET ASSET VALUE, END OF PERIOD          $    14.81       $    13.50      $    12.78      $    11.49       $    16.86
--------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                    9.70%            5.63%          11.23%         (31.85)%         (21.98)%
--------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)       $   95,995       $   98,710      $  109,326      $  115,625       $  208,102
Expenses to average net assets,
  net of fee waivers and expense
  reimbursements by and recoupments
  to manager                                  1.30%*^          1.30%^          1.25%           1.14%            1.11%*
Expenses to average net assets,
  before fee waivers and expense
  reimbursements by manager                   1.35%*           1.36%           1.40%           1.31%            1.25%*
Net investment loss to average net
  asets, net of fee waivers and
  expense reimbursements by and
  recoupments to manager                     (0.02)%*^        (0.48)%^        (0.46)%         (0.52)%          (0.54)%*
Net investment loss to average net
  assets before fee waiver and
  expense reimbursements by manager          (0.07)%*         (0.54)%         (0.61)%         (0.69)%          (0.68)%*
Portfolio turnover                              38%            0.82%            107%             57%              64%
--------------------------------------------------------------------------------------------------------------------

*      Annualized.

+ A portion of the investment advisory function for this portfolio was transferred from Alliance Capital Management L.P. to GE Asset Management, Inc. and Marsico Capital Management, LLC on September 16, 2002. SSGA Funds Management, Inc. continues to provide a portion of the investment advisory function.

@      Calculated using the average month-end shares outstanding for the period.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(a) For the period November 27, 2000 (commencement of issuance) through July 31, 2001.

^ The investment manager was reimbursed for expenses previously waived by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

#      Amount represents less than $0.005 per share.

                                                                             CLASS B
                                       -----------------------------------------------------------------------------
                                       FOR THE SIX
                                       MONTHS ENDED                                                       FOR THE
                                        JANUARY 31,               FOR THE YEARS ENDED JULY 31,          PERIOD ENDED
                                           2005          ------------------------------------------        JULY 31,
                                       (UNAUDITED)           2004           2003+           2002           2001(a)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD    $    13.12       $    12.53      $    11.36      $    16.80       $    21.61
Net investment loss                          (0.06)@          (0.18)@         (0.15)@         (0.19)@          (0.15)
Net realized and unrealized gains
 (losses) from investment activities          1.27             0.77            1.32           (5.25)           (4.66)
Net increase (decrease) from
 operations                                   1.21             0.59            1.17           (5.44)           (4.81)

NET ASSET VALUE, END OF PERIOD          $    14.33       $    13.12      $    12.53      $    11.36       $    16.80
--------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                    9.22%            4.71%          10.30%         (32.38)%         (22.26)%
--------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)       $    4,554       $    6,038      $   10,503      $   12,853       $   29,814
Expenses to average net assets,
  net of fee waivers and expense
  reimbursements by and recoupments
  to manager                                  2.16%*           2.16%           2.09%           1.94%            1.88%*
Expenses to average net assets,
  before fee waivers and expense
  reimbursements by manager                   2.33%*           2.27%           2.31%           2.20%            2.09%*
Net investment loss to average net
  asets, net of fee waivers and
  expense reimbursements by and
  recoupments to manager                     (0.88)%*         (1.35)%         (1.29)%         (1.32)%          (1.32)%*
Net investment loss to average net
  assets before fee waiver and
  expense reimbursements by manager          (1.05)%*         (1.46)%         (1.51)%         (1.58)%          (1.53)%*
Portfolio turnover                              38%              82%            107%             57%              64%
--------------------------------------------------------------------------------------------------------------------

                                                                        CLASS C
                                      ------------------------------------------------------------------------------
                                       FOR THE SIX
                                      MONTHS ENDED                                                         FOR THE
                                       JANUARY 31,               FOR THE YEARS ENDED JULY 31,           PERIOD ENDED
                                          2005           ------------------------------------------        JULY 31,
                                       (UNAUDITED)          2004            2003+            2002           2001(a)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD    $    13.14       $    12.54      $    11.36      $    16.81       $    21.61
Net investment loss                          (0.06)@          (0.17)@         (0.14)@         (0.19)@          (0.14)
Net realized and unrealized gains
 (losses) from investment activities          1.28             0.77            1.32           (5.26)           (4.66)
Net increase (decrease) from
 operations                                   1.22             0.60            1.18           (5.45)           (4.80)

NET ASSET VALUE, END OF PERIOD          $    14.36       $    13.14      $    12.54      $    11.36       $    16.81
--------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                    9.29%            4.78%          10.39%         (32.42)%         (22.21)%
--------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)       $   10,855       $   11,152      $   12,598      $   13,845       $   25,005
Expenses to average net assets,
  net of fee waivers and expense
  reimbursements by and recoupments
  to manager                                  2.11%*           2.11%           2.05%           1.92%            1.87%*
Expenses to average net assets,
  before fee waivers and expense
  reimbursements by manager                   2.17%*           2.19%           2.24%           2.15%            2.07%*
Net investment loss to average net
  asets, net of fee waivers and
  expense reimbursements by and
  recoupments to manager                     (0.83)%*         (1.29)%         (1.26)%         (1.29)%          (1.31)%*
Net investment loss to average net
  assets before fee waiver and
  expense reimbursements by manager          (0.89)%*         (1.37)%         (1.45)%         (1.52)%          (1.51)%*
Portfolio turnover                              38%              82%            107%             57%              64%
--------------------------------------------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                                  CLASS Y
                                        ------------------------------------------------------------------------------------
                                         FOR THE SIX
                                        MONTHS ENDED                                                              FOR THE
                                         JANUARY 31,                   FOR THE YEARS ENDED JULY 31,             PERIOD ENDED
                                            2005          ------------------------------------------------        JULY 31,
                                         (UNAUDITED)           2004             2003++             2002            2001(a)
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD    $      13.67      $      12.88      $      11.54      $      16.88      $      20.02
Net investment income (loss)                    0.03@            (0.01)@           (0.01)@           (0.03)@           (0.02)
Net realized and unrealized gains
  (losses) from investment activities           1.32              0.80              1.35             (5.31)            (3.12)
Net increase (decrease) from
  operations                                    1.35              0.79              1.34             (5.34)            (3.14)
Distributions from net realized
  gains from investment activities                --                --                --                --                --

NET ASSET VALUE, END OF PERIOD          $      15.02      $      13.67      $      12.88      $      11.54      $      16.88
----------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                      9.88%             6.13%            11.61%           (31.64)%          (15.63)%
----------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)       $     23,252      $     22,647      $     23,829      $     20,990      $     29,634
Expenses to average net assets, net
  of fee waivers and expense
  reimbursements by and recoupments
  to manager                                    0.86%*            0.89%             0.90%             0.85%             0.85%*
Expenses to average net assets,
  before fee waivers and expense
  reimbursements by manager                     0.90%*            0.93%             0.98%             0.95%             0.91%*
Net investment income (loss) to
  average net asets, net of fee
  waivers and expense reimbursements
  by and recoupments to manager                 0.42%*           (0.07)%           (0.11)%           (0.23)%           (0.27)%*
Net investment income (loss) to
  average net assets before fee
  waiver and expense reimbursements
  by manager                                    0.38%*           (0.11)%           (0.19)%           (0.33)%           (0.33)%*
Portfolio turnover                                38%               82%              107%               57%               64%
----------------------------------------------------------------------------------------------------------------------------

*      Annualized.

+ A portion of the investment advisory function for this portfolio was transferred from Alliance Capital Management L.P. to SSgA Funds Management, Inc. on October 10, 2000.

++ A portion of the investment advisory function for this portfolio was transferred from Alliance Capital Management L.P. to GE Asset Management, Inc. and Marsico Capital Management, LLC on September 16, 2002. SSGA Funds Management, Inc. continues to provide a portion of the investment advisory function.

@      Calculated using the average month-end shares outstanding for the period.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable program fees; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(a) For the period February 15, 2001 (commencement of issuance) through July 31, 2001.

^ The investment manager was reimbursed for expenses previously waived by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

                                                                                CLASS P
                                       ------------------------------------------------------------------------------------------
                                       FOR THE SIX
                                       MONTHS ENDED
                                       JANUARY 31,                            FOR THE YEARS ENDED JULY 31,
                                          2005          -------------------------------------------------------------------------
                                       (UNAUDITED)          2004          2003^^           2002          2001+           2000
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD   $      13.62     $      12.85   $      11.53    $      16.88   $      29.70   $      25.88
Net investment income (loss)                   0.02@           (0.02)@        (0.03)@         (0.04)@        (0.07)         (0.12)
Net realized and unrealized gains
  (losses) from investment activities          1.33             0.79           1.35           (5.31)         (9.42)          4.69
Net increase (decrease) from
  operations                                   1.35             0.77           1.32           (5.35)         (9.49)          4.57
Distributions from net realized
  gains from investment activities               --               --             --              --          (3.33)         (0.75)

NET ASSET VALUE, END OF PERIOD         $      14.97     $      13.62   $      12.85    $      11.53   $      16.88   $      29.70
---------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                     9.91%            5.99%         11.45%         (31.69)%       (34.17)%        17.76%
---------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)      $    662,044     $    546,373   $    389,805    $    299,959   $    333,003   $    436,806
Expenses to average net assets, net
  of fee waivers and expense
  reimbursements by and recoupments
  to manager                                   0.97%*^          1.00%          1.01%           0.91%          0.89%          0.94%
Expenses to average net assets,
  before fee waivers and expense
  reimbursements by manager                    1.02%*           1.05%          1.10%           1.05%          0.94%          0.94%
Net investment income (loss) to
  average net asets, net of fee
  waivers and expense reimbursements
  by and recoupments to manager                0.30%*^         (0.18)%        (0.22)%         (0.28)%        (0.36)%        (0.42)%
Net investment income (loss) to
  average net assets before fee
  waiver and expense reimbursements
  by manager                                   0.25%*          (0.23)%        (0.31)%         (0.42)%        (0.41)%        (0.42)%
Portfolio turnover                               38%              82%           107%             57%            64%            59%
---------------------------------------------------------------------------------------------------------------------------------

UBS PACE SMALL/MEDIUM CO VALUE EQUITY INVESTMENTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                               CLASS A
                                        -------------------------------------------------------------------------------------
                                        FOR THE SIX
                                        MONTHS ENDED                                                               FOR THE
                                         JANUARY 31,                 FOR THE YEARS ENDED JULY 31,                PERIOD ENDED
                                            2005           ------------------------------------------------        JULY 31,
                                        (UNAUDITED)             2004              2003              2002            2001(a)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD    $      19.63       $      16.49      $      16.10      $      17.00      $      13.91
Net investment income (loss)                   (0.03)@            (0.07)@           (0.04)@           (0.05)             0.03
Net realized and unrealized gains
  (losses) from investment
  activities                                    2.38               3.21              1.57             (0.79)             3.06
Net increase (decrease) from
  operations                                    2.35               3.14              1.53             (0.84)             3.09
Dividends from net investment income              --                 --                --             (0.04)               --
Distributions from net realized
  gains from investment activities             (2.05)                --             (1.14)            (0.02)               --
Total dividends and distributions              (2.05)                --             (1.14)            (0.06)               --

NET ASSET VALUE, END OF PERIOD          $      19.93       $      19.63      $      16.49      $      16.10      $      17.00
-----------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                     11.86%             19.04%            10.88%            (4.95)%           22.21%
-----------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)       $     53,985       $     50,786      $     44,758      $     44,464      $     46,241
Expenses to average net assets, net
  of fee waivers and expense
  reimbursements by and recoupments
  to manager                                    1.34%*^            1.36%^            1.36%             1.30%             1.26%*
Expenses to average net assets,
  before fee waivers and expense
  reimbursements by manager                     1.34%*             1.36%             1.40%             1.32%             1.28%*
Net investment income (loss) to
  average net assets, net of fee
  waivers and expense reimbursements
  by and recoupments to manager                (0.28)%*^          (0.38)%^          (0.27)%           (0.19)%            0.41%*
Net investment income (loss) to
  average net assets, before fee
  waivers and expense reimbursements
  by manager                                   (0.28)%*           (0.38)%           (0.31)%           (0.21)%            0.39%*
Portfolio turnover                                26%                36%               32%               44%               72%
-----------------------------------------------------------------------------------------------------------------------------

*      Annualized.

@      Calculated using the average month-end shares outstanding for the period.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(a) For the period November 27, 2000 (commencement of issuance) through July 31, 2001.

(b) For the period November 28, 2000 (commencement of issuance) through July 31, 2001.

^ The investment manager was reimbursed for expenses previously waived by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

                                                                                      CLASS B
                                        -------------------------------------------------------------------------------------
                                        FOR THE SIX
                                        MONTHS ENDED                                                                FOR THE
                                         JANUARY 31,                   FOR THE YEARS ENDED JULY 31,              PERIOD ENDED
                                           2005            ------------------------------------------------         JULY 31,
                                        (UNAUDITED)            2004              2003              2002             2001(b)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD    $      19.12       $      16.19      $      15.95      $      16.94      $      13.86
Net investment income (loss)                   (0.11)@            (0.21)@           (0.16)@           (0.16)            (0.03)
Net realized and unrealized gains
  (losses) from investment
  activities                                    2.32               3.14              1.54             (0.81)             3.11
Net increase (decrease) from
  operations                                    2.21               2.93              1.38             (0.97)             3.08
Dividends from net investment income              --                 --                --                --                --
Distributions from net realized
  gains from investment activities             (2.05)                --             (1.14)            (0.02)               --
Total dividends and distributions              (2.05)                --             (1.14)            (0.02)               --

NET ASSET VALUE, END OF PERIOD          $      19.28       $      19.12      $      16.19      $      15.95      $      16.94
-----------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                     11.44%             18.10%            10.00%            (5.72)%           22.22%
-----------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)       $      5,714       $      6,683      $     10,877      $     12,953      $     12,811
Expenses to average net assets, net
  of fee waivers and expense
  reimbursements by and recoupments
  to manager                                    2.15%*^            2.16%^            2.17%             2.09%             2.03%*
Expenses to average net assets,
  before fee waivers and expense
  reimbursements by manager                     2.15%*             2.16%             2.20%             2.11%             2.05%*
Net investment income (loss) to
  average net assets, net of fee
  waivers and expense reimbursements
  by and recoupments to manager                (1.10)%*^          (1.19)%^          (1.08)%           (0.98)%           (0.37)%*
Net investment income (loss) to
  average net assets, before fee
  waivers and expense reimbursements
  by manager                                   (1.10)%*           (1.19)%           (1.11)%           (1.00)%           (0.39)%*
Portfolio turnover                                26%                36%               32%               44%               72%
-----------------------------------------------------------------------------------------------------------------------------

                                                                                    CLASS C
                                        -------------------------------------------------------------------------------------
                                         FOR THE SIX
                                        MONTHS ENDED                                                               FOR THE
                                         JANUARY 31,                   FOR THE YEARS ENDED JULY 31,              PERIOD ENDED
                                            2005           ------------------------------------------------         JULY 31,
                                        (UNAUDITED)             2004             2003              2002             2001(a)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD    $      19.13       $      16.19      $      15.95      $      16.94      $      13.91
Net investment income (loss)                   (0.10)@            (0.21)@           (0.15)@           (0.17)            (0.03)
Net realized and unrealized gains
  (losses) from investment
  activities                                    2.32               3.15              1.53             (0.80)             3.06
Net increase (decrease) from
  operations                                    2.22               2.94              1.38             (0.97)             3.03
Dividends from net investment income              --                 --                --                --                --
Distributions from net realized
  gains from investment activities             (2.05)                --             (1.14)            (0.02)               --
Total dividends and distributions              (2.05)                --             (1.14)            (0.02)               --

NET ASSET VALUE, END OF PERIOD          $      19.30       $      19.13      $      16.19      $      15.95      $      16.94
-----------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                     11.48%             18.16%            10.00%            (5.72)%           21.78%
-----------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)       $     14,318       $     13,548      $     12,759      $     13,450      $     13,741
Expenses to average net assets, net
  of fee waivers and expense
  reimbursements by and recoupments
  to manager                                    2.09%*^            2.13%^            2.16%             2.09%             2.02%*
Expenses to average net assets,
  before fee waivers and expense
  reimbursements by manager                     2.09%*             2.13%             2.19%             2.10%             2.06%*
Net investment income (loss) to
  average net assets, net of fee
  waivers and expense reimbursements
  by and recoupments to manager                (1.03)%*^          (1.15)%^          (1.07)%           (0.98)%           (0.36)%*
Net investment income (loss) to
  average net assets, before fee
  waivers and expense reimbursements
  by manager                                   (1.03)%*           (1.15)%           (1.10)%           (0.99)%           (0.40)%*
Portfolio turnover                                26%                36%               32%               44%               72%
-----------------------------------------------------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                                     CLASS Y
                                                    -------------------------------------------------------------------------
                                                    FOR THE SIX
                                                    MONTHS ENDED                                                    FOR THE
                                                    JANUARY 31,             FOR THE YEARS ENDED JULY 31,          PERIOD ENDED
                                                       2005           ---------------------------------------       JULY 31,
                                                    (UNAUDITED)          2004           2003          2002          2001(a)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $      19.78       $    16.56     $    16.13    $    17.02     $      13.69
Net investment income (loss)                               0.01@           (0.01)@        (0.01)@        0.01             0.05
Net realized and unrealized gains (losses) from
  investment activities                                    2.40             3.23           1.58         (0.81)            3.28
Net increase (decrease) from operations                    2.41             3.22           1.57         (0.80)            3.33
Dividends from net investment income                         --               --             --         (0.07)              --
Distributions from net realized gains from
  investment activities                                   (2.05)              --          (1.14)        (0.02)              --
Total dividends and distributions                         (2.05)              --          (1.14)        (0.09)              --

NET ASSET VALUE, END OF PERIOD                     $      20.14       $    19.78     $    16.56    $    16.13     $      17.02
------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                12.08%           19.44%         11.12%        (4.73)%          24.32%
------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                  $      4,222       $    3,754     $    1,813    $    1,481     $      1,699
Expenses to average net assets, net of fee
  waivers and expense reimbursements by and
  recoupments to manager                                   0.99%*^          1.04%^         1.14%         1.06%            1.00%*
Expenses to average net assets, before fee
  waivers and expense reimbursements by manager            0.99%*           1.04%          1.16%         1.08%            1.03%*
Net investment income (loss) to average net
  assets, net of fee waivers and expense
  reimbursements by and recoupments to manager             0.07%*^         (0.05)%^       (0.05)%        0.07%            0.67%*
Net investment income (loss) to average net
  assets, before fee waivers and expense
  reimbursements by manager                                0.07%*          (0.05)%        (0.07)%        0.05%            0.64%*
Portfolio turnover                                           26%              36%            32%           44%              72%
------------------------------------------------------------------------------------------------------------------------------

*      Annualized.

@      Calculated using the average month-end shares outstanding for the period.

~ Prior to October 4, 1999, Brandywine Asset Management, Inc. ("Brandywine") served as investment advisor. From October 4, 1999 to October 9, 2000, Brandywine and Ariel Capital Management, Inc. ("Ariel") served as investment advisors. On October 10, 2000, ICM Asset Management, Inc. joined Ariel as an investment advisor, replacing Brandywine.

+      Amount is less than $0.005 per share.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable program fees; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(a) For the period December 20, 2000 (commencement of issuance) through July 31, 2001.

^ The investment manager was reimbursed for expenses previously waived by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

                                                                                      CLASS P
                                                  ------------------------------------------------------------------------------
                                                  FOR THE SIX
                                                  MONTHS ENDED
                                                  JANUARY 31,                       FOR THE YEARS ENDED JULY 31,
                                                     2005          -------------------------------------------------------------
                                                  (UNAUDITED)        2004         2003         2002         2001~        2000~
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $      19.78     $   16.58    $   16.14    $   17.02    $   13.33    $   15.75
Net investment income (loss)                             (0.01)@       (0.03)@     (0.00)+@       0.02         0.14         0.10
Net realized and unrealized gains (losses) from
  investment activities                                   2.40          3.23         1.58        (0.81)        3.71        (1.79)
Net increase (decrease) from operations                   2.39          3.20         1.58        (0.79)        3.85        (1.69)
Dividends from net investment income                        --            --           --        (0.07)       (0.16)       (0.06)
Distributions from net realized gains from
  investment activities                                  (2.05)           --        (1.14)       (0.02)          --        (0.67)
Total dividends and distributions                        (2.05)           --        (1.14)       (0.09)       (0.16)       (0.73)

NET ASSET VALUE, END OF PERIOD                    $      20.12     $   19.78    $   16.58    $   16.14    $   17.02    $   13.33
--------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                               11.98%        19.30%       11.18%       (4.67)%      29.20%      (10.59)%
--------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                 $    324,240     $ 277,254    $ 204,028    $ 179,315    $ 224,026    $ 213,749
Expenses to average net assets, net of fee
  waivers and expense reimbursements by and
  recoupments to manager                                  1.16%*        1.16%        1.11%        0.99%        0.97%        1.00%
Expenses to average net assets, before fee
  waivers and expense reimbursements by manager           1.16%*        1.20%        1.25%        1.10%        0.99%        1.01%
Net investment income (loss) to average net
  assets, net of fee waivers and expense
  reimbursements by and recoupments to manager           (0.10)%*      (0.17)%      (0.01)%       0.12%        0.98%        0.77%
Net investment income (loss) to average net
  assets, before fee waivers and expense
  reimbursements by manager                              (0.10)%*      (0.21)%      (0.15)%       0.01%        0.96%        0.76%
Portfolio turnover                                          26%           36%          32%          44%          72%          83%
--------------------------------------------------------------------------------------------------------------------------------

UBS PACE SMALL/MEDIUM CO GROWTH EQUITY INVESTMENTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                                     CLASS A
                                                   ---------------------------------------------------------------------------
                                                    FOR THE SIX
                                                    MONTHS ENDED                                                    FOR THE
                                                    JANUARY 31,             FOR THE YEARS ENDED JULY 31,          PERIOD ENDED
                                                       2005           ---------------------------------------       JULY 31,
                                                    (UNAUDITED)          2004           2003          2002          2001(a)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $      14.08       $    13.08     $    10.84    $    13.65     $      17.19
Net investment loss                                       (0.07)@          (0.13)@        (0.10)@       (0.11)@          (0.04)
Net realized and unrealized gains (losses) from
  investment activities                                    2.21             1.13           2.34         (2.70)           (3.50)
Net increase (decrease) from operations                    2.14             1.00           2.24         (2.81)           (3.54)
Distributions from net realized gains from
  investment activities                                   (0.06)              --             --            --               --

NET ASSET VALUE, END OF PERIOD                     $      16.16       $    14.08     $    13.08    $    10.84     $      13.65
------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                15.21%            7.65%         20.66%       (20.59)%         (20.59)%
------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                  $     62,433       $   60,239     $   63,435    $   61,535     $     89,283
Expenses to average net assets, net of fee
  waivers and expense reimbursements by and
  recoupments to manager                                   1.34%*^          1.37%^         1.38%         1.30%            1.21%*
Expenses to average net assets, before fee
  waivers and expense reimbursements by manager            1.34%*           1.37%          1.41%         1.34%            1.29%*
Net investment loss to average net assets, net
  of fee waivers and expense reimbursements by
  and recoupments to manager                              (0.93)%*^        (0.88)%^       (0.87)%       (0.88)%          (0.56)%*
Net investment loss to average net assets,
  before fee waivers and expense reimbursements
  by manager                                              (0.93)%*         (0.88)%        (0.90)%       (0.92)%          (0.64)%*
Portfolio turnover                                           19%              85%            50%           48%              68%
------------------------------------------------------------------------------------------------------------------------------

*      Annualized.

@      Calculated using the average month-end shares outstanding for the period.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

^ The investment manager was reimbursed for expenses previously waived by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

(a) For the period November 27, 2000 (commencement of issuance) through July 31, 2001.

                                                                                     CLASS B
                                                   ---------------------------------------------------------------------------
                                                    FOR THE SIX
                                                    MONTHS ENDED                                                    FOR THE
                                                    JANUARY 31,             FOR THE YEARS ENDED JULY 31,          PERIOD ENDED
                                                       2005           ---------------------------------------       JULY 31,
                                                    (UNAUDITED)          2004           2003          2002          2001(a)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $      13.68       $    12.82     $    10.71    $    13.60     $      17.19
Net investment loss                                       (0.14)@          (0.24)@        (0.19)@       (0.20)@          (0.09)
Net realized and unrealized gains (losses) from
  investment activities                                    2.14             1.10           2.30         (2.69)           (3.50)
Net increase (decrease) from operations                    2.00             0.86           2.11         (2.89)           (3.59)
Distributions from net realized gains from
  investment activities                                   (0.06)              --             --            --               --

NET ASSET VALUE, END OF PERIOD                     $      15.62       $    13.68     $    12.82    $    10.71     $      13.60
------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                14.63%            6.71%         19.70%       (21.25)%         (20.88)%
------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                  $      2,577       $    2,836     $    5,334    $    6,795     $     16,620
Expenses to average net assets, net of fee
  waivers and expense reimbursements by and
  recoupments to manager                                   2.27%*           2.23%          2.24%         2.08%            1.98%*
Expenses to average net assets, before fee
  waivers and expense reimbursements by manager            2.31%*           2.24%          2.30%         2.22%            2.12%*
Net investment loss to average net assets, net
  of fee waivers and expense reimbursements by
  and recoupments to manager                              (1.86)%*         (1.74)%        (1.72)%       (1.63)%          (1.24)%*
Net investment loss to average net assets,
  before fee waivers and expense reimbursements
  by manager                                              (1.90)%*         (1.75)%        (1.78)%       (1.77)%          (1.38)%*
Portfolio turnover                                           19%              85%            50%           48%              68%
------------------------------------------------------------------------------------------------------------------------------

                                                                                     CLASS C
                                                   ---------------------------------------------------------------------------
                                                    FOR THE SIX
                                                    MONTHS ENDED                                                    FOR THE
                                                    JANUARY 31,             FOR THE YEARS ENDED JULY 31,          PERIOD ENDED
                                                       2005           ---------------------------------------       JULY 31,
                                                    (UNAUDITED)          2004           2003          2002          2001(a)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $      13.70       $    12.83     $    10.71    $    13.60     $      17.19
Net investment loss                                       (0.13)@          (0.24)@        (0.18)@       (0.21)@          (0.09)
Net realized and unrealized gains (losses) from
  investment activities                                    2.14             1.11           2.30         (2.68)           (3.50)
Net increase (decrease) from operations                    2.01             0.87           2.12         (2.89)           (3.59)
Distributions from net realized gains from
  investment activities                                   (0.06)              --             --            --               --

NET ASSET VALUE, END OF PERIOD                     $      15.65       $    13.70     $    12.83    $    10.71     $      13.60
------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                14.68%            6.78%         19.79%       (21.25)%         (20.88)%
------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                  $      9,027       $    8,850     $    9,459    $    9,380     $     13,654
Expenses to average net assets, net of fee
  waivers and expense reimbursements by and
  recoupments to manager                                   2.16%*^          2.16%^         2.18%         2.08%            1.97%*
Expenses to average net assets, before fee
  waivers and expense reimbursements by manager            2.16%*           2.16%          2.22%         2.14%            2.09%*
Net investment loss to average net assets, net
  of fee waivers and expense reimbursements by
  and recoupments to manager                              (1.76)%*^        (1.68)%^       (1.67)%       (1.65)%          (1.24)%*
Net investment loss to average net assets,
  before fee waivers and expense reimbursements
  by manager                                              (1.76)%*         (1.68)%        (1.71)%       (1.71)%          (1.36)%*
Portfolio turnover                                           19%              85%            50%           48%              68%
------------------------------------------------------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                                      CLASS Y
                                                  ------------------------------------------------------------------------------
                                                  FOR THE SIX
                                                  MONTHS ENDED                                                        FOR THE
                                                  JANUARY 31,              FOR THE YEARS ENDED JULY 31,             PERIOD ENDED
                                                      2005          ------------------------------------------        JULY 31,
                                                  (UNAUDITED)          2004           2003             2002           2001(a)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $      14.21      $    13.15      $    10.87      $    13.68      $      14.93
Net investment loss                                      (0.04)@         (0.07)@         (0.08)@         (0.02)@           (0.02)
Net realized and unrealized gains (losses) from
  investment activities                                   2.22            1.13            2.36           (2.79)            (1.23)
Net increase (decrease) from operations                   2.18            1.06            2.28           (2.81)            (1.25)
Distributions from net realized gains from
  investment activities                                  (0.06)             --              --              --                --

NET ASSET VALUE, END OF PERIOD                    $      16.33      $    14.21      $    13.15      $    10.87      $      13.68
--------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                               15.36%           8.06%          20.97%         (20.54)%           (8.37)%
--------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                 $      3,702      $    2,980      $    1,372      $      284      $        390
Expenses to average net assets, net of fee
  waivers and expense reimbursements by and
  recoupments to manager                                  0.96%*          0.97%^          1.22%^          1.04%^            0.95%*
Expenses to average net assets, before fee
  waivers and expense reimbursements by manager           0.96%*          0.97%           1.16%           1.00%             1.13%*
Net investment loss to average net assets, net
  of fee waivers and expense reimbursements by
  and recoupments to manager                             (0.55)%*        (0.50)%^        (0.69)%^        (0.21)%^          (0.26)%*
Net investment loss to average net assets,
  before fee waivers and expense reimbursements
  by manager                                             (0.55)%*        (0.50)%         (0.63)%         (0.17)%           (0.44)%*
Portfolio turnover                                          19%             85%             50%             48%               68%
--------------------------------------------------------------------------------------------------------------------------------

*    Annualized.

@    Calculated using the average month-end shares outstanding for the period.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable program fees; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

^ The investment manager was reimbursed for expenses previously waived by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

(a) For the period February 12, 2001 (commencement of issuance) through July 31, 2001.

                                                                                      CLASS P
                                                  ------------------------------------------------------------------------------
                                                  FOR THE SIX
                                                  MONTHS ENDED
                                                  JANUARY 31,                       FOR THE YEARS ENDED JULY 31,
                                                     2005          -------------------------------------------------------------
                                                  (UNAUDITED)        2004         2003         2002         2001         2000
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $      14.22     $   13.18    $   10.88    $   13.67    $   30.27    $   20.62
Net investment loss                                      (0.06)@       (0.10)@      (0.06)@      (0.07)@      (0.07)       (0.19)
Net realized and unrealized gains (losses) from
  investment activities                                   2.23          1.14         2.36        (2.72)       (8.06)       12.58
Net increase (decrease) from operations                   2.17          1.04         2.30        (2.79)       (8.13)       12.39
Distributions from net realized gains from
  investment activities                                  (0.06)           --           --           --        (8.47)       (2.74)

NET ASSET VALUE, END OF PERIOD                    $      16.33     $   14.22    $   13.18    $   10.88    $   13.67    $   30.27
--------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                               15.27%         7.89%       21.14%      (20.41)%     (30.93)%      62.30%
--------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                 $    316,689     $ 262,516    $ 216,911    $ 177,119    $ 244,247    $ 319,571
Expenses to average net assets, net of fee
  waivers and expense reimbursements by and
  recoupments to manager                                  1.13%*        1.13%        1.09%        0.98%        0.94%        0.95%
Expenses to average net assets, before fee
  waivers and expense reimbursements by manager           1.17%*        1.17%        1.22%        1.11%        0.97%        0.96%
Net investment loss to average net assets, net
  of fee waivers and expense reimbursements by
  and recoupments to manager                             (0.72)%*      (0.65)%      (0.57)%      (0.56)%      (0.48)%      (0.64)%
Net investment loss to average net assets,
  before fee waivers and expense reimbursements
  by manager                                             (0.76)%*      (0.69)%      (0.70)%      (0.69)%      (0.51)%      (0.65)%
Portfolio turnover                                          19%           85%          50%          48%          68%          81%
--------------------------------------------------------------------------------------------------------------------------------

UBS PACE INTERNATIONAL EQUITY INVESTMENTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                                      CLASS A
                                                  ------------------------------------------------------------------------------
                                                  FOR THE SIX
                                                  MONTHS ENDED                                                        FOR THE
                                                  JANUARY 31,              FOR THE YEARS ENDED JULY 31,             PERIOD ENDED
                                                      2005          ------------------------------------------        JULY 31,
                                                  (UNAUDITED)~        2004~            2003            2002           2001(a)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $      12.96      $    10.37      $    10.08      $    12.58      $      15.25
Net investment income (loss)                              0.03@           0.04@           0.09            0.04              0.08
Net realized and unrealized gains (losses) from
  investment activities                                   1.92            2.60            0.21           (2.43)            (2.75)
Net increase (decrease) from operations                   1.95            2.64            0.30           (2.39)            (2.67)
Dividends from net investment income                     (0.06)          (0.05)          (0.01)          (0.11)               --

NET ASSET VALUE, END OF PERIOD                    $      14.85      $    12.96      $    10.37      $    10.08      $      12.58
--------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                               15.05%          25.47%           2.95%         (19.09)%          (17.51)%
--------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                 $     97,912      $   92,590      $   90,630      $   94,785      $    143,163
Expenses to average net assets, net of fee
  waivers and expense reimbursements by and
  recoupments to manager                                  1.55%*+         1.59%+          1.58%           1.52%             1.40%*
Expenses to average net assets, before fee
  waivers and expense reimbursements by manager           1.55%*          1.59%           1.62%           1.60%             1.50%*
Net investment income (loss) to average net
  assets, net of fee waivers and expense
  reimbursements by and recoupments to manager            0.42%*+         0.33%+          0.92%           0.20%             1.10%*
Net investment income (loss) to average net
  assets, before fee waivers and expense
  reimbursements by manager                               0.42%*          0.33%           0.88%           0.12%             1.00%*
Portfolio turnover                                          20%            117%             88%            109%               60%
--------------------------------------------------------------------------------------------------------------------------------

*      Annualized.

~ A portion of the investment advisory function for this Portfolio was transferred to J.P. Morgan Investment Management Inc. and Delaware International Advisers Ltd. on April 1, 2004. Delaware International Advisers Ltd. changed its name to Mondrian Investment Partners Ltd. on September 24, 2004. Martin Currie Inc. continues to provide a portion of the investment advisory function.

@      Calculated using the average month-end shares outstanding for the period.

+ The investment manager was reimbursed for expenses previously waived by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

^      Amount represents less than $0.005 per share.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(a) For the period November 27, 2000 (commencement of issuance) through July 31, 2001.

                                                                                      CLASS B
                                                  ------------------------------------------------------------------------------
                                                  FOR THE SIX
                                                  MONTHS ENDED                                                        FOR THE
                                                  JANUARY 31,              FOR THE YEARS ENDED JULY 31,             PERIOD ENDED
                                                      2005          ------------------------------------------        JULY 31,
                                                  (UNAUDITED)~        2004~            2003            2002           2001(a)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $      12.71      $    10.23      $    10.05      $    12.53      $      15.25
Net investment income (loss)                             (0.04)@         (0.09)@         (0.03)          (0.03)             0.02
Net realized and unrealized gains (losses) from
  investment activities                                   1.87            2.57            0.21           (2.45)            (2.74)
Net increase (decrease) from operations                   1.83            2.48            0.18           (2.48)            (2.72)
Dividends from net investment income                        --              --              --              --                --

NET ASSET VALUE, END OF PERIOD                    $      14.54      $    12.71      $    10.23      $    10.05      $      12.53
--------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                               14.40%          24.24%           1.79%         (19.79)%          (17.84)%
--------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                 $      1,008      $      976      $    1,235      $    2,023      $      4,630
Expenses to average net assets, net of fee
  waivers and expense reimbursements by and
  recoupments to manager                                  2.62%*+         2.63%           2.58%           2.37%             2.17%*
Expenses to average net assets, before fee
  waivers and expense reimbursements by manager           2.62%*          2.64%           2.65%           2.62%             2.43%*
Net investment income (loss) to average net
  assets, net of fee waivers and expense
  reimbursements by and recoupments to manager           (0.63)%*+       (0.73)%         (0.18)%         (0.73)%            0.29%*
Net investment income (loss) to average net
  assets, before fee waivers and expense
  reimbursements by manager                              (0.63)%*        (0.74)%         (0.25)%         (0.98)%            0.03%*
Portfolio turnover                                          20%            117%             88%            109%               60%
--------------------------------------------------------------------------------------------------------------------------------

                                                                                      CLASS C
                                                  ------------------------------------------------------------------------------
                                                  FOR THE SIX
                                                  MONTHS ENDED                                                        FOR THE
                                                  JANUARY 31,              FOR THE YEARS ENDED JULY 31,             PERIOD ENDED
                                                      2005          ------------------------------------------        JULY 31,
                                                  (UNAUDITED)~        2004~            2003            2002           2001(a)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $      12.76      $    10.25      $    10.04      $    12.53      $      15.25
Net investment income (loss)                             (0.03)@         (0.06)@          0.00++         (0.05)             0.02
Net realized and unrealized gains (losses) from
  investment activities                                   1.88            2.57            0.21           (2.42)            (2.74)
Net increase (decrease) from operations                   1.85            2.51            0.21           (2.47)            (2.72)
Dividends from net investment income                        --              --              --           (0.02)               --

NET ASSET VALUE, END OF PERIOD                    $      14.61      $    12.76      $    10.25      $    10.04      $      12.53
--------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                               14.50%          24.49%           2.09%         (19.75)%          (17.84)%
--------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                 $      8,375      $    7,576      $    7,598      $    8,972      $     13,304
Expenses to average net assets, net of fee
  waivers and expense reimbursements by and
  recoupments to manager                                  2.38%*+         2.44%+          2.41%           2.30%             2.16%*
Expenses to average net assets, before fee
  waivers and expense reimbursements by manager           2.38%*          2.44%           2.48%           2.42%             2.31%*
Net investment income (loss) to average net
  assets, net of fee waivers and expense
  reimbursements by and recoupments to manager           (0.42)%*+       (0.53)%+         0.05%          (0.59)%            0.34%*
Net investment income (loss) to average net
  assets, before fee waivers and expense
  reimbursements by manager                              (0.42)%*        (0.53)%         (0.02)%         (0.71)%            0.19%*
Portfolio turnover                                          20%            117%             88%            109%               60%
--------------------------------------------------------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                                      CLASS Y
                                                  ------------------------------------------------------------------------------
                                                  FOR THE SIX
                                                  MONTHS ENDED                                                        FOR THE
                                                  JANUARY 31,              FOR THE YEARS ENDED JULY 31,             PERIOD ENDED
                                                      2005          ------------------------------------------        JULY 31,
                                                  (UNAUDITED)~        2004~            2003            2002           2001(a)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $      12.98      $    10.37      $    10.09      $    12.59      $      14.96
Net investment income                                     0.06@           0.10@           0.13            0.07              0.04
Net realized and unrealized gains (losses) from
  investment activities                                   1.93            2.60            0.19           (2.43)            (2.41)
Net increase from payments by advisor                       --              --              --              --                --
Net increase (decrease) from operations                   1.99            2.70            0.32           (2.36)            (2.37)
Dividends from net investment income                     (0.13)          (0.09)          (0.04)          (0.14)               --
Distributions from net realized gains from
  investment activities                                     --              --              --              --                --
Total dividends and distributions                        (0.13)          (0.09)          (0.04)          (0.14)               --

NET ASSET VALUE, END OF PERIOD                    $      14.84      $    12.98      $    10.37      $    10.09      $      12.59
--------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                               15.30%          26.12%           3.24%         (18.84)%          (15.84)%
--------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                 $     43,208      $   39,474      $   33,813      $   45,674      $     45,414
Expenses to average net assets, net of fee
  waivers and expense reimbursements by and
  recoupments to manager                                  1.11%*          1.15%           1.21%+          1.20%             1.14%*
Expenses to average net assets, before fee
  waivers and expense reimbursements by manager           1.11%*          1.15%           1.19%           1.20%             1.19%*
Net investment income to average net assets,
  net of fee waivers and expense reimbursements
  by and recoupments to manager                           0.86%*          0.80%           1.25%+          0.61%             1.11%*
Net investment income to average net assets,
  before fee waivers and expense reimbursements
  by manager                                              0.86%*          0.80%           1.27%           0.61%             1.06%*
Portfolio turnover                                          20%            117%             88%            109%               60%
--------------------------------------------------------------------------------------------------------------------------------

*      Annualized.

~ A portion of the investment advisory function for this Portfolio was transferred to J.P. Morgan Investment Management Inc. and Delaware International Advisers Ltd. on April 1, 2004. Delaware International Advisers Ltd. changed its name to Mondrian Investment Partners Ltd. on September 24, 2004. Martin Currie Inc. continues to provide a portion of the investment advisory function.

@      Calculated using the average month-end shares outstanding for the period.

^      Amount represents less than $0.005 per share.

+ The investment manager was reimbursed for expenses previously waived by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable program fees; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(a) For the period January 17, 2001 (commencement of issuance) through July 31, 2001.

                                                                                      CLASS P
                                                  ------------------------------------------------------------------------------
                                                  FOR THE SIX
                                                  MONTHS ENDED
                                                  JANUARY 31,                       FOR THE YEARS ENDED JULY 31,
                                                     2005          -------------------------------------------------------------
                                                  (UNAUDITED)~       2004~        2003         2002         2001         2000
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $      12.96     $   10.36    $   10.08    $   12.59    $   18.67    $   17.18
Net investment income                                     0.05@         0.09@        0.11         0.06         0.06         0.07
Net realized and unrealized gains (losses) from
  investment activities                                   1.92          2.59         0.20        (2.43)       (4.88)        2.51
Net increase from payments by advisor                       --            --           --           --         0.00++       0.05
Net increase (decrease) from operations                   1.97          2.68         0.31        (2.37)       (4.82)        2.63
Dividends from net investment income                     (0.11)        (0.08)       (0.03)       (0.14)       (0.04)       (0.12)
Distributions from net realized gains from
  investment activities                                     --            --           --           --        (1.22)       (1.02)
Total dividends and distributions                        (0.11)        (0.08)       (0.03)       (0.14)       (1.26)       (1.14)

NET ASSET VALUE, END OF PERIOD                    $      14.82     $   12.96    $   10.36    $   10.08    $   12.59    $   18.67
--------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                               15.19%        25.93%        3.10%      (18.93)%     (26.97)%      14.91%
--------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                 $    543,264     $ 425,956    $ 250,224    $ 203,148    $ 198,643    $ 246,452
Expenses to average net assets, net of fee
  waivers and expense reimbursements by and
  recoupments to manager                                  1.23%*+       1.30%        1.35%+       1.30%        1.13%        1.16%
Expenses to average net assets, before fee
  waivers and expense reimbursements by manager           1.23%*        1.30%        1.31%        1.34%        1.17%        1.16%
Net investment income to average net assets,
  net of fee waivers and expense reimbursements
  by and recoupments to manager                           0.71%*+       0.73%        1.21%+       0.52%        0.36%        0.37%
Net investment income to average net assets,
  before fee waivers and expense reimbursements
  by manager                                              0.71%*        0.73%        1.25%        0.48%        0.32%        0.37%
Portfolio turnover                                          20%          117%          88%         109%          60%          72%
--------------------------------------------------------------------------------------------------------------------------------

UBS PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                                      CLASS A
                                                  ------------------------------------------------------------------------------
                                                  FOR THE SIX
                                                  MONTHS ENDED                                                        FOR THE
                                                  JANUARY 31,              FOR THE YEARS ENDED JULY 31,             PERIOD ENDED
                                                      2005          ------------------------------------------        JULY 31,
                                                  (UNAUDITED)~         2004           2003~            2002           2001(a)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $      10.55      $     8.88      $     7.74      $     8.01      $       9.82
Net investment income (loss)                              0.03@           0.02@           0.07@          (0.03)             0.04
Net realized and unrealized gains (losses) from
  investment activities                                   2.96            1.65            1.07           (0.24)            (1.85)
Net increase (decrease) from operations                   2.99            1.67            1.14           (0.27)            (1.81)
Dividends from net investment income                     (0.00)#            --              --              --                --

NET ASSET VALUE, END OF PERIOD                    $      13.54      $    10.55      $     8.88      $     7.74      $       8.01
--------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                               28.35%          18.81%          14.73%          (3.37)%          (18.43)%
--------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                 $     14,128      $   11,965      $    9,810      $    5,566      $      8,219
Expenses to average net assets, net of fee
  waivers and expense reimbursements by and
  recoupments to manager                                  2.08%*+         2.13%+          2.18%           1.87%             1.76%*
Expenses to average net assets, before fee
  waivers and expense reimbursements by manager           2.08%*          2.13%           2.36%           2.27%             2.06%*
Net investment income (loss) to average net
  assets, net of fee waivers and expense
  reimbursements by and recoupments to manager            0.48%*+         0.20%+          0.91%          (0.23)%            0.87%*
Net investment income (loss) to average net
  assets, before fee waivers and expense
  reimbursements by manager                               0.48%*          0.20%           0.73%          (0.63)%            0.57%*
Portfolio turnover                                        0.85%            128%            214%            129%              121%
--------------------------------------------------------------------------------------------------------------------------------

*      Annualized.

#      Amount is less than $0.005 per share.

~ Investment advisory functions for this Portfolio were transferred from Schroder Investment Management North America Inc. to Baring International Investment Limited and Gartmore Global Partners on August 2, 2002. Mondrian Investment Partners Ltd. replaced Baring International Investments Ltd. on September 28, 2004. Gartmore Global partners continues to provide a portion of the investment advisory function.

@      Calculated using the average month-end shares outstanding for the period.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

+ The investment manager was reimbursed for expenses previously waived by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

(a) For the period December 11, 2000 (commencement of issuance) through July 31, 2001.

(b) For the period December 22, 2000 (commencement of issuance) through July 31, 2001.

(c) For the period December 1, 2000 (commencement of issuance) through July 31, 2001.

                                                                                      CLASS B
                                                  ------------------------------------------------------------------------------
                                                  FOR THE SIX
                                                  MONTHS ENDED                                                        FOR THE
                                                  JANUARY 31,              FOR THE YEARS ENDED JULY 31,             PERIOD ENDED
                                                      2005          ------------------------------------------        JULY 31,
                                                  (UNAUDITED)~         2004           2003~            2002           2001(b)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $      10.25      $     8.70      $     7.66      $     7.98      $       9.14
Net investment income (loss)                             (0.03)@         (0.09)@         (0.04)@         (0.11)             0.01
Net realized and unrealized gains (losses) from
  investment activities                                   2.87            1.64            1.08           (0.21)            (1.17)
Net increase (decrease) from operations                   2.84            1.55            1.04           (0.32)            (1.16)
Dividends from net investment income                        --              --              --              --                --

NET ASSET VALUE, END OF PERIOD                    $      13.09      $    10.25      $     8.70      $     7.66      $       7.98
--------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                               27.71%          17.82%          13.58%          (4.01)%          (12.69)%
--------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                 $        871      $      857      $    2,235      $    5,426      $      7,310
Expenses to average net assets, net of fee
  waivers and expense reimbursements by and
  recoupments to manager                                  3.03%*          3.03%+          2.91%           2.66%             2.53%*
Expenses to average net assets, before fee
  waivers and expense reimbursements by manager           3.05%*          3.03%           3.18%           3.05%             2.85%*
Net investment income (loss) to average net
  assets, net of fee waivers and expense
  reimbursements by and recoupments to manager           (0.50)%*        (0.90)%+        (0.51)%         (1.05)%            0.11%*
Net investment income (loss) to average net
  assets, before fee waivers and expense
  reimbursements by manager                              (0.52)%*        (0.90)%         (0.78)%         (1.44)%           (0.21)%*
Portfolio turnover                                          85%            128%            214%            129%              121%
--------------------------------------------------------------------------------------------------------------------------------

                                                                                      CLASS C
                                                  ------------------------------------------------------------------------------
                                                  FOR THE SIX
                                                  MONTHS ENDED                                                        FOR THE
                                                  JANUARY 31,              FOR THE YEARS ENDED JULY 31,             PERIOD ENDED
                                                      2005          ------------------------------------------        JULY 31,
                                                  (UNAUDITED)~         2004           2003~            2002           2001(c)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $      10.25      $     8.69      $     7.66      $     7.98      $       9.13
Net investment income (loss)                             (0.02)@         (0.07)@         (0.01)@         (0.10)             0.01
Net realized and unrealized gains (losses) from
  investment activities                                   2.88            1.63            1.04           (0.22)            (1.16)
Net increase (decrease) from operations                   2.86            1.56            1.03           (0.32)            (1.15)
Dividends from net investment income                        --              --              --              --                --

NET ASSET VALUE, END OF PERIOD                    $      13.11      $    10.25      $     8.69      $     7.66      $       7.98
--------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                               27.90%          17.95%          13.45%          (4.01)%          (12.60)%
--------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                 $      4,393      $    3,768      $    3,752      $    3,497      $      4,105
Expenses to average net assets, net of fee
  waivers and expense reimbursements by and
  recoupments to manager                                  2.86%*+         2.91%+          2.96%           2.67%             2.52%*
Expenses to average net assets, before fee
  waivers and expense reimbursements by manager           2.86%*          2.91%           3.15%           3.07%             2.92%*
Net investment income (loss) to average net
  assets, net of fee waivers and expense
  reimbursements by and recoupments to manager           (0.30)%*+       (0.64)%+        (0.17)%         (1.05)%            0.16%*
Net investment income (loss) to average net
  assets, before fee waivers and expense
  reimbursements by manager                              (0.30)%*        (0.64)%         (0.36)%         (1.45)%           (0.24)%*
Portfolio turnover                                          85%            128%            214%            129%              121%
--------------------------------------------------------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                                      CLASS Y
                                                  ------------------------------------------------------------------------------
                                                  FOR THE SIX
                                                  MONTHS ENDED                                                        FOR THE
                                                  JANUARY 31,              FOR THE YEARS ENDED JULY 31,             PERIOD ENDED
                                                      2005          ------------------------------------------        JULY 31,
                                                  (UNAUDITED)~         2004           2003~            2002           2001(a)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $      10.66      $     8.94      $     7.77      $     8.02      $      10.00
Net investment income (loss)                              0.06@           0.09@           0.16@          (0.01)             0.05
Net realized and unrealized gains (losses) from
  investment activities                                   2.99            1.63            1.01           (0.24)            (2.03)
Net increase (decrease) from operations                   3.05            1.72            1.17           (0.25)            (1.98)
Dividends from net investment income                     (0.04)             --              --              --                --

NET ASSET VALUE, END OF PERIOD                    $      13.67      $    10.66      $     8.94      $     7.77      $       8.02
--------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                               28.63%          19.24%          15.06%          (3.12)%          (19.80)%
--------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                 $      7,813      $    5,017      $    1,380      $      462      $        549
Expenses to average net assets, net of fee
  waivers and expense reimbursements by and
  recoupments to manager                                  1.64%*          1.71%+          1.96%           1.67%             1.50%*
Expenses to average net assets, before fee
  waivers and expense reimbursements by manager           1.64%*          1.71%           2.01%           2.07%             1.93%*
Net investment income (loss) to average net
  assets, net of fee waivers and expense
  reimbursements by and recoupments to manager            0.98%*          0.78%+          2.03%          (0.05)%            1.11%*
Net investment income (loss) to average net
  assets, before fee waivers and expense
  reimbursements by manager                               0.98%*          0.78%           1.98%          (0.45)%            0.68%*
Portfolio turnover                                          85%            128%            214%            129%              121%
--------------------------------------------------------------------------------------------------------------------------------

*      Annualized.

~ Investment advisory functions for this Portfolio were transferred from Schroder Investment Management North America Inc. to Baring International Investment Limited and Gartmore Global Partners on August 2, 2002. Mondrian Investment Partners Ltd. replaced Baring International Investments Ltd. on September 28, 2004. Gartmore Global partners continues to provide a portion of the investment advisory function.

@      Calculated using the average month-end shares outstanding for the period.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable program fees; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(a) For the period February 9, 2001 (commencement of issuance) through July 31, 2001.

+ The investment manager was reimbursed for expenses previously waived by the investment manager on behalf of the Portfolio, not to exceed the Portfolio's expense cap.

                                                                                      CLASS P
                                                  ------------------------------------------------------------------------------
                                                  FOR THE SIX
                                                  MONTHS ENDED
                                                  JANUARY 31,                       FOR THE YEARS ENDED JULY 31,
                                                     2005          -------------------------------------------------------------
                                                  (UNAUDITED)~       2004         2003~        2002         2001         2000
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $      10.64     $    8.94    $    7.79    $    8.02    $   11.96    $   12.05
Net investment income (loss)                              0.04@         0.04@        0.07@        0.01         0.02        (0.01)
Net realized and unrealized gains (losses) from
  investment activities                                   2.98          1.66         1.08        (0.24)       (3.96)        0.02
Net increase (decrease) from operations                   3.02          1.70         1.15        (0.23)       (3.94)        0.01
Dividends from net investment income                     (0.01)           --           --           --           --        (0.10)

NET ASSET VALUE, END OF PERIOD                    $      13.65     $   10.64    $    8.94    $    7.79    $    8.02    $   11.96
--------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                               28.41%        19.02%       14.76%       (2.87)%     (32.94)%      (0.02)%
--------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                 $    166,086     $ 117,746    $  78,462    $  62,376    $  65,703    $  82,179
Expenses to average net assets, net of fee
  waivers and expense reimbursements by and
  recoupments to manager                                  2.00%*        2.00%        1.84%        1.50%        1.50%        1.50%
Expenses to average net assets, before fee
  waivers and expense reimbursements by manager           2.02%*        2.08%        2.30%        2.18%        1.82%        1.75%
Net investment income (loss) to average net
  assets, net of fee waivers and expense
  reimbursements by and recoupments to manager            0.59%*        0.37%        0.98%        0.13%        0.24%       (0.08)%
Net investment income (loss) to average net
  assets, before fee waivers and expense
  reimbursements by manager                               0.57%*        0.29%        0.52%       (0.55)%      (0.08)%      (0.33)%
Portfolio turnover                                          85%          128%         214%         129%         121%         115%
--------------------------------------------------------------------------------------------------------------------------------

UBS PACE ADVISORS TRUST

GENERAL INFORMATION (UNAUDITED)

PROXY VOTING POLICIES AND PROCEDURES

You may obtain a description of the Portfolios' proxy voting policies, procedures and voting records, without charge, upon request by contacting the Portfolios directly at 1-800-647-1568, online on the Portfolios' website www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC's website (http://www.sec.gov).

QUARTERLY FORM N-Q PORTFOLIO SCHEDULE

Each Portfolio will file its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Portfolios' Forms N-Q are available on the SEC's website at http://www.sec.gov. The Portfolios' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. Additionally, you may obtain copies of Forms N-Q from the Portfolios upon request by calling 1-800-647-1568.

[UBS GLOBAL ASSET MANAGEMENT LOGO]

    (C)2005 UBS Global Asset Management (US) Inc.
    UBS Global Asset Management (US) Inc. is a subsidiary of UBS AG. All Rights Reserved www.ubs.com

[UBS LOGO]                                                      Presorted
                                                                Standard
                                                               U.S. Postage
                                                                   PAID
UBS GLOBAL ASSET MANAGEMENT (US) INC.                         Smithtown, NY
51 West 52nd Street                                             Permit 700
New York, New York 10019-6114

[UBS GLOBAL ASSET MANAGEMENT LOGO]

UBS PACE MONEY MARKET INVESTMENTS

SEMIANNUAL REPORT

JANUARY 31, 2005

UBS PACE MONEY MARKET INVESTMENTS

March 15, 2005

DEAR SHAREHOLDER,

We present you with the semiannual report for UBS PACE Money Market Investments for the six months ended January 31, 2005.

For the six months ended January 31, 2005, the Portfolio returned 0.65% (before the deduction of the maximum UBS PACE program fee; after the deduction of the maximum program fee, the Portfolio declined 0.10%). In comparison, the 90-Day US T-Bill Index and the Lipper Money Market Funds median returned 0.85% and 0.54%, respectively. (Returns over various time periods are shown in the table on page
3. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions.)

MARKET REVIEW

The US economy continued to expand over the reporting period. Following a 3.3% annualized gain in the second quarter of 2004, gross domestic product (GDP) was a robust 4.0% in the third quarter. The preliminary number for fourth quarter GDP was 3.8%, another solid gain.

After many months of speculation, the Federal Reserve Board (the "Fed") raised the federal funds rate (or "fed funds" rate)--the rate that banks charge one another for funds they borrow on an overnight basis--from 1.00% to 1.25% at the end of June 2004. During the reporting period, the Fed again raised rates in August, September, November and December 2004, bringing the fed funds rate to 2.25%. Coinciding with the December rate hike, the Fed stated: "Output appears to be growing at a moderate pace despite the earlier rise in energy prices, and labor market conditions continue to improve gradually. Inflation and longer-term inflation expectations remain well contained." This served to reassure market participants that the Fed would stay on its course of increasing interest rates "at a pace that is likely to be measured" to stave off inflation and remove excess liquidity from the economy, which they did at their February 2 meeting, raising rates to 2.50%.

ADVISOR'S COMMENTS

For the first half of the reporting period, we continued to employ a "barbell" strategy for much of the period, meaning we purchased securities at both ends of the maturity spectrum. Our longer-term securities, with maturities up to thirteen months, were used to lock in higher rates. Callable agency securities (those issued by US government agencies) in par-

[SIDENOTE]

UBS PACE SELECT ADVISORS TRUST - UBS PACE MONEY MARKET INVESTMENTS

INVESTMENT ADVISOR:

UBS Global Asset Management (US) Inc.

PORTFOLIO MANAGER:


Michael H. Markowitz

OBJECTIVE:

Current income consistent with preservation of capital and liquidity.

INVESTMENT PROCESS:

The Portfolio is a money market mutual fund and seeks to maintain a stable price of $1.00 per share, although it may be possible to lose money by investing in this Portfolio. The Portfolio invests in a diversified portfolio of high-quality money market instruments of governmental and private issuers. Security selection is based on the assessment of relative values and changes in market and economic conditions.

ticular added significant yield. Shorter-term securities, with maturities of three months or less, provided liquidity and gave us the ability to reinvest at higher rates when the Fed increased interest rates. Toward the middle of the reporting period, we shortened Portfolio duration and moved to more of a "bulleted" strategy, adding three- and six-month securities as short-term yields began to move up as the market anticipated more Fed rate increases. Throughout the period, the Portfolio maintained a significant position in corporate and agency floating-rate securities, which enabled the Portfolio to capture yield as rates steadily increased.

In terms of security selection, we maintained our strategy of emphasizing quality and liquidity. Thus, we continued to concentrate a large portion of the Portfolio's holdings in traditional and asset-backed commercial paper, which, in the healthier credit environment that characterized the period, offered a yield advantage. We also held positions in other high-quality sectors, including US government and agency securities, certificates of deposit and short-term corporate debt. This strategy helped maintain the Portfolio's overall level of diversification and allowed us to meet our liquidity requirements.

At this point, it appears clear that the Fed will continue to raise interest rates in the months to come. In anticipation of the higher interest rate environment, we have let the Portfolio's weighted average maturity drift shorter, in order to take advantage of higher yields. Maintaining a high-quality Portfolio continues to be of paramount importance.

As always, we appreciate the opportunity to help you achieve your financial goals. If you have any questions about UBS PACE Money Market Investments, please contact your financial advisor.

Sincerely,


/s/ Joseph A. Varnas

JOSEPH A. VARNAS
PRESIDENT
UBS PACE Select Advisors Trust
MANAGING DIRECTOR
UBS Global Asset Management (US) Inc.


/s/ Michael H. Markowitz

MICHAEL H. MARKOWITZ
PORTFOLIO MANAGER
UBS PACE Money Market Investments
MANAGING DIRECTOR
UBS Global Asset Management (US) Inc.

This letter is intended to assist shareholders in understanding how the Portfolio performed during the six-month period ended January 31, 2005, and reflects our views at the time of its writing. Of course, these views may change in response to changing circumstances, and they do not guarantee the future performance of the markets or the Portfolio. We encourage you to consult your financial advisor regarding your personal investment program.

PERFORMANCE AT A GLANCE (UNAUDITED)

AVERAGE ANNUAL TOTAL RETURNS                                                    SINCE
FOR PERIODS ENDED 1/31/05                6 MONTHS    1 YEAR    5 YEARS        INCEPTION^
----------------------------------------------------------------------------------------
UBS PACE Money Market Investments
without maximum UBS PACE program fee*        0.65%     0.92%      2.50%             3.73%
----------------------------------------------------------------------------------------
UBS PACE Money Market Investments with
maximum UBS PACE program fee*               -0.10     -0.59       0.97              2.18
----------------------------------------------------------------------------------------
90-Day U.S. T-Bill Index**                   0.85      1.34       2.74              3.85
----------------------------------------------------------------------------------------
Lipper Money Market Funds median             0.54      0.74       2.25              3.54
----------------------------------------------------------------------------------------

Average annual total returns for UBS PACE Money Market Investments, for periods ended December 31, 2004, after deduction of the maximum UBS PACE program fee, were as follows: 1-year period, -0.69%; 5-year period, 1.04%; since inception, 2.20%.

For UBS PACE Money Market Investments, the 7-day current yield for the period ended January 31, 2005 was 1.78%, without maximum UBS PACE program fee. With the maximum UBS PACE program fee, the 7-day current yield was 0.28%. The Portfolio's yield quotation more closely reflects the current earnings of the Portfolio than the total return quotation. Yields will fluctuate and reflect fee waivers.

^ Since inception returns are calculated as of commencement of issuance on August 24, 1995 for UBS PACE Money Market Investments. Inception returns for the Index and Lipper median are as of the nearest month-end of the Portfolio's inception: August 31, 1995.

* The maximum annual UBS PACE program fee is 1.5% of the value of UBS PACE assets.

** 90-Day US T-Bills are promissory notes issued by the US Treasury and sold through competitive bidding, with a short-term maturity date, in this case, of three months. This Index is derived from secondary market interest rates as published by the Federal Reserve Bank.

Past performance does not predict future performance and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions. The return of an investment will fluctuate and the principal value of an investment could fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions. Total returns for periods of less than one year have not been annualized.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

AN INVESTMENT IN UBS PACE MONEY MARKET INVESTMENTS IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.

MUTUAL FUNDS ARE SOLD BY PROSPECTUS ONLY. YOU SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THIS AND OTHER IMPORTANT INFORMATION IS INCLUDED IN THE FUND'S PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING. PROSPECTUSES CAN BE OBTAINED FROM YOUR INVESTMENT PROFESSIONAL, BY CALLING UBS FUNDS AT 800-647-1568 OR BY VISITING OUR WEB SITE AT www.ubs.com/globalam-us.

EXPENSE EXAMPLE (UNAUDITED)

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs, including program fees; and (2) ongoing costs, including management fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, August 1, 2004 to January 31, 2005.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable), such as program fees. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                        BEGINNING          ENDING         EXPENSES PAID
                                      ACCOUNT VALUE    ACCOUNT VALUE      DURING PERIOD*
                                     AUGUST 1, 2004   JANUARY 31, 2005   8/1/04 - 1/31/05
-----------------------------------------------------------------------------------------
 Class P Actual                      $     1,000.00   $       1,006.50   $           3.03
         Hypothetical
         (5% annual return before
         expenses)                         1,000.00           1,022.18               3.06

* Expenses are equal to the Portfolio's annualized net expense ratio of 0.60%, multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half year period).

PORTFOLIO STATISTICS (UNAUDITED)

CHARACTERISTICS                                                       1/31/05
-----------------------------------------------------------------------------
Net Assets (mm)                                                      $  182.8
Number of Securities (excluding U.S. Government Agency Obligations)        55
Weighted Average Maturity                                             37 days

PORTFOLIO COMPOSITION*                                                1/31/05
-----------------------------------------------------------------------------
Commercial Paper                                                         63.2%
Certificates of Deposit                                                  19.4
U.S. Government Agency Obligations                                       14.9
Short-Term Corporate Obligations                                          3.6
Money Market Funds                                                        0.9
Repurchase Agreements                                                     0.1
Other Assets Less Liabilities                                            (2.1)
Total                                                                   100.0%
-----------------------------------------------------------------------------

TOP 10 HOLDINGS (EXCLUDING U.S. GOVERNMENT AGENCY OBLIGATIONS)*       1/31/05
-----------------------------------------------------------------------------
Giro Multi-Funding                                                        2.7%
American Express Centurion                                                2.2
Discover                                                                  2.2
First Tennessee                                                           2.2
Washington Mutual                                                         2.2
Wells Fargo                                                               2.2
Northern Rock                                                             2.2
Windmill Funding                                                          2.2
Ranger Funding                                                            2.2
Falcon Asset Securitization                                               2.2
Total                                                                    22.5%
-----------------------------------------------------------------------------

* Weightings represent percentages of net assets as of January 31, 2005. The Portfolio is actively managed and its composition will vary over time.

UBS PACE MONEY MARKET INVESTMENTS

Statement of Net Assets -- January 31, 2005 (Unaudited)

PRINCIPAL
  AMOUNT                                                                MATURITY         INTEREST
  (000)                                                                  DATES             RATES         VALUE
------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS--14.92%

$    4,000   Federal Farm Credit Bank                                  02/01/05          2.486%*     $   4,000,814
     9,000   Federal Home Loan Bank                                    03/01/05 to       1.350 to
                                                                       10/21/05          2.250           8,994,409
     3,500   Federal Home Loan Bank                                    03/07/05 to       2.295 to
                                                                       04/05/05          2.447*          3,498,881
     2,000   Federal Home Loan Mortgage Corp.                          08/15/05          1.500@          1,991,098
     8,800   Federal National Mortgage Association                     03/29/05 to       1.400 to
                                                                       09/30/05          2.300           8,800,000
Total U.S. Government Agency Obligations (cost--$27,285,202)                                            27,285,202
------------------------------------------------------------------------------------------------------------------

CERTIFICATES OF DEPOSIT--19.41%

   NON-U.S.--6.83%

     2,000   BNP Paribas                                               02/23/05          2.265*          1,999,375
     2,000   BNP Paribas                                               03/22/05          2.530           2,000,000
     1,500   Fortis Bank NV                                            02/04/05          2.315*          1,499,962
     2,000   Royal Bank of Scotland PLC                                10/03/05          2.375           1,999,669
     2,000   Societe Generale                                          02/10/05          2.350*          1,999,786
     3,000   UniCredito Italiano SpA                                   03/24/05          2.465*          2,999,610
                                                                                                        12,498,402

   U.S.--12.58%

     4,000   American Express Centurion Bank                           02/16/05          2.410           4,000,000
     4,000   Discover Bank                                             02/15/05          2.390           4,000,000
     4,000   First Tennessee Bank N.A. (Memphis)                       02/03/05 to       2.310 to
                                                                       02/15/05          2.380           4,000,000
     3,000   Harris Trust & Savings Bank                               02/01/05          2.300*          3,000,000
     4,000   Washington Mutual Bank                                    02/17/05          2.380           4,000,000
     4,000   Wells Fargo Bank N.A.                                     02/23/05          2.500           4,000,000
                                                                                                        23,000,000

Total Certificates of Deposit (cost--$35,498,402)                                                       35,498,402

COMMERCIAL PAPER@--63.15%

   ASSET BACKED-AUTO & TRUCK--2.18%

     4,000   New Center Asset Trust                                    02/28/05          2.390           3,992,830

   ASSET BACKED-BANKING--2.19%

     4,000   Atlantis One Funding                                      02/17/05          2.340           3,995,840

PRINCIPAL
  AMOUNT                                                                MATURITY         INTEREST
  (000)                                                                  DATES             RATES         VALUE
------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER@--(CONTINUED)

   ASSET BACKED-MISCELLANEOUS--19.94%

$    4,000   Amsterdam Funding Corp.                                   02/15/05          2.410%      $   3,996,251
     2,000   Barton Capital Corp.                                      02/04/05          2.280           1,999,620
     4,000   Falcon Asset Securitization Corp.                         02/15/05          2.380           3,996,298
     5,000   Giro Multi-Funding Corp.                                  02/22/05          2.450           4,992,854
     4,000   Old Line Funding Corp.                                    02/22/05          2.360           3,994,493
     4,000   Ranger Funding Co. LLC                                    02/10/05          2.350           3,997,650
     1,500   Triple A One Funding                                      02/11/05          2.350           1,499,021
     4,000   Variable Funding Capital Corp.                            02/28/05          2.420           3,992,740
     4,000   Windmill Funding Corp.                                    02/08/05          2.330           3,998,188
     4,000   Yorktown Capital LLC                                      02/24/05          2.470           3,993,688
                                                                                                        36,460,803

   ASSET BACKED-SECURITIES--13.08%

     3,000   Beta Finance, Inc.**                                      03/14/05          2.430           2,991,697
     4,000   CC (USA), Inc.**                                          04/11/05          2.560           3,980,373
     3,000   Dorada Finance, Inc.**                                    02/01/05 to       2.140 to
                                                                       02/11/05          2.250           2,999,375
     4,000   Galaxy Funding, Inc.                                      04/04/05          2.580           3,982,227
                                                                       02/15/05 to       2.380 to
     4,000   Giro Funding US Corp.                                     02/28/05          2.500           3,994,399
     2,000   Links Finance LLC**                                       04/04/05          2.480           1,991,458
     4,000   Scaldis Capital LLC                                       03/29/05          2.440           3,984,818
                                                                                                        23,924,347

   BANKING-NON-U.S.--12.65%

     2,000   Bank of Ireland                                           03/10/05          2.450           1,994,964
     3,500   Banque et Caisse d'Epargne de L'Etat                      02/14/05          2.390           3,496,979
     3,660   Caisse Nationale des Caisses d'Epargne
              et de Prevoyance                                         03/21/05          2.500           3,647,800
     4,000   Depfa Bank PLC                                            03/02/05          2.380           3,992,331
     2,000   DNB NOR Bank ASA                                          02/08/05          2.340           1,999,090
     4,000   Nationwide Building Society                               02/22/05          2.370           3,994,470
     4,000   Northern Rock PLC                                         02/02/05          2.145           3,999,762
                                                                                                        23,125,396

   BANKING-U.S.--6.01%

     3,000   ING (US) Funding LLC                                      02/25/05          2.370           2,995,260
     3,000   KFW International Finance, Inc.                           02/04/05          2.270           2,999,432

PRINCIPAL
  AMOUNT                                                                MATURITY         INTEREST
  (000)                                                                  DATES             RATES         VALUE
------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER@--(CONCLUDED)

   BANKING-U.S.--(CONCLUDED)

$    3,000   National Australia Funding
               (Delaware), Inc.                                        02/22/05          2.370%      $   2,995,853
     2,000   San Paolo IMI U.S. Financial Co.                          02/03/05          2.240           1,999,751
                                                                                                        10,990,296

   BROKERAGE--3.28%

     4,000   Goldman Sachs Group, Inc.                                 02/22/05          2.370           3,994,470
     2,000   Greenwich Capital Holdings, Inc.                          02/28/05          2.504*          2,000,000
                                                                                                         5,994,470

   FINANCE-NONCAPTIVE DIVERSIFIED--1.09%

     2,000   General Electric Capital Corp.                            05/09/05          2.380           1,987,174

   PHARMACEUTICALS--2.73%

     4,000   GlaxoSmithKline Finance PLC                               03/03/05          2.390           3,992,034
     1,000   Novartis Finance Corp.                                    02/07/05          2.500             999,583
                                                                                                         4,991,617

Total Commercial Paper (cost--$115,462,773)                                                            115,462,773
------------------------------------------------------------------------------------------------------------------

SHORT-TERM CORPORATE OBLIGATIONS--3.56%

   BANKING-U.S.--0.55%

     1,000   KFW International Finance, Inc.                           04/18/05          4.250           1,005,730

   FINANCE-CAPTIVE AUTOMOTIVE--1.10%

     2,000   Toyota Motor Credit Corp.                                 02/01/05          2.300*          2,000,000

   FINANCE-NONCAPTIVE CONSUMER--0.82%

     1,500   HSBC Finance Corp.                                        02/07/05          2.360*          1,500,000

   FINANCE-NONCAPTIVE DIVERSIFIED--1.09%

     2,000   General Electric Capital Corp.                            02/09/05          2.520*          2,000,000

Total Short-Term Corporate Obligations (cost--$6,505,730)                                                6,505,730
------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENT--0.14%

       255   Repurchase Agreement dated 01/31/05
               with State Street Bank & Trust Co.,
               collateralized by $251,726
               U.S. Treasury Notes,
               5.750% due 11/15/05;
               (value--$260,222); proceeds:
               $255,016 (cost--$255,000)                               02/01/05          2.280             255,000

NUMBER OF
 SHARES                                                          INTEREST
 (000)                                                            RATES          VALUE
------------------------------------------------------------------------------------------
MONEY MARKET FUNDS+--0.90%

    1,107  AIM Liquid Assets Portfolio                              2.273%   $   1,107,442
      527  BlackRock Provident Institutional TempFund               2.217          527,087
Total Money Market Funds (cost--$1,634,529)                                      1,634,529
------------------------------------------------------------------------------------------
Total Investments (cost--$186,641,636 which approximates
 cost for federal income tax purposes)--102.08%                                186,641,636
Liabilities in excess of other assets--(2.08)%                                  (3,794,744)
Net Assets (applicable to 182,847,136 shares of beneficial
 interest outstanding equivalent to $1.00 per share)--100.00%                $ 182,846,892
------------------------------------------------------------------------------------------

* Variable rate securities--maturity dates reflect earlier of reset dates or stated maturity dates. The interest rates shown are the current rates as of January 31, 2005, and reset periodically.
** Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 6.54% of net assets as of January 31, 2005, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
@    Interest rates shown are the discount rates at date of purchase.
+    Interest rates shown reflect yield at January 31, 2005.

ISSUER BREAKDOWN BY COUNTRY

                                                  PERCENTAGE OF PORTFOLIO ASSETS
--------------------------------------------------------------------------------
United States                                                               80.9%
United Kingdom                                                               5.3
France                                                                       5.2
Ireland                                                                      3.2
Luxembourg                                                                   1.9
Italy                                                                        1.6
Norway                                                                       1.1
Belgium                                                                      0.8
Total                                                                      100.0%
--------------------------------------------------------------------------------

                      Weighted average maturity -- 37 days

                 See accompanying notes to financial statements

Statement of Operations

                                                                                  FOR THE SIX
                                                                                  MONTHS ENDED
                                                                               JANUARY 31, 2005
                                                                                  (UNAUDITED)
------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest                                                                       $       1,700,951
EXPENSES:
Transfer agency and related services fees                                                364,421
Investment management and administration fees                                            314,373
Reports and notices to shareholders                                                       82,200
Professional fees                                                                         24,747
Federal and state registration fees                                                       14,539
Custody and accounting                                                                     8,982
Trustees' fees                                                                             6,790
Other expenses                                                                             9,553
                                                                                         825,605
Less: Fee waivers and expense reimbursements by investment manager and
 administrator                                                                          (286,685)
Net expenses                                                                             538,920
Net investment income                                                                  1,162,031
Net realized loss from investment activities                                                 (83)
Net increase in net assets resulting from operations                           $       1,161,948

Statement of Changes in Net Assets

                                                               FOR THE SIX
                                                               MONTHS ENDED         FOR THE
                                                             JANUARY 31, 2005      YEAR ENDED
                                                                (UNAUDITED)      JULY 31, 2004
------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                        $      1,162,031  $         729,903
Net realized gain (loss) from investment activities                       (83)                31
Net increase in net assets resulting from operations                1,161,948            729,934
DIVIDENDS TO SHAREHOLDERS FROM:
Net investment income                                              (1,162,031)          (729,903)
FROM BENEFICIAL INTEREST TRANSACTIONS:
Net increase in net assets from beneficial interest
  transactions                                                     16,780,357         42,151,935
Net increase in net assets                                         16,780,274         42,151,966
NET ASSETS:
Beginning of period                                               166,066,618        123,914,652
End of period                                                $    182,846,892  $     166,066,618
Accumulated undistributed net investment income              $             --  $              --

                 See accompanying notes to financial statements

UBS PACE MONEY MARKET INVESTMENTS

Notes to Financial Statements (unaudited)

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

UBS PACE Money Market Investments (the "Portfolio") is a diversified portfolio of UBS PACE Select Advisors Trust (the "Trust"), which was organized as a Delaware statutory trust under the laws of the State of Delaware by Certificate of Trust dated September 9, 1994, as amended June 9, 1995, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end management investment company. The trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest, par value $0.001 per share.

The Trust currently offers twelve portfolios available for investment, each having its own investment objectives and policies. Shares of the Portfolio currently are available only to participants in the UBS PACE(SM) Select Advisors Program and the UBS PACE(SM) Multi Advisor Program.

The Trust accounts separately for the assets, liabilities and operations for each Portfolio. Expenses directly attributable to each Portfolio are charged to that Portfolio's operations; expenses which are applicable to all Portfolios are allocated among them on a pro rata basis.

In the normal course of business the Portfolio may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires the Portfolio's management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

VALUATION AND ACCOUNTING FOR INVESTMENTS AND INVESTMENT INCOME--Investments are valued at amortized cost, which approximates market value, unless the Trust's Board of Trustees (the "Board") determines that this does not represent fair value. Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Premiums are amortized and discounts are accreted as adjustments to interest income and the identified cost of investments.

REPURCHASE AGREEMENTS--The Portfolio may purchase securities or other obligations from a bank or securities dealer (or its affiliate), subject to the seller's agreement to repurchase them at an agreed upon date (or upon demand) and price. The Portfolio maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian or sub-custodian that maintains a separate account for both the Portfolio and its counterparty. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Portfolio generally has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements involving obligations other than U.S. government securities (such as commercial paper, corporate bonds and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of counterparty insolvency. If the seller (or seller's guarantor, if any) becomes insolvent, the Portfolio may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Portfolio may participate in joint repurchase agreement transactions with other funds managed, advised or sub-advised by UBS Global Asset Management (US) Inc. ("UBS Global AM"). UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich, Switzerland and operations in many areas of the financial services industry.

DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

CONCENTRATION OF RISK

The ability of the issuers of debt securities held by the Portfolio to meet their obligations may be affected by economic developments, including those particular to a specific industry, country or region.

INVESTMENT MANAGER AND ADMINISTRATOR

The Board has approved an investment management and administration contract ("Management Contract") with UBS Global AM. In accordance with the Management Contract, the Portfolio pays UBS Global AM an investment management and administration fee, which is accrued daily and paid monthly, at an annual rate of 0.35% of the Portfolio's average daily net assets. At January 31, 2005, the Portfolio owed UBS Global AM $55,872 for investment management and administration fees.

UBS Global AM has contractually undertaken to waive a portion of the Portfolio's investment management and administration fees and reimburse a portion of the Portfolio's other expenses, when necessary, to maintain the total annual operating expenses at a level not exceeding 0.60%. The Portfolio will reimburse UBS Global AM for any such payments during a three year period to the extent that operating expenses are otherwise below the expense caps. For the six months ended January 31, 2005, UBS Global AM agreed to waive $286,685 of its investment management and administration fees. At January 31, 2005, UBS Global AM owed the Portfolio $54,445 for fee waivers and expense reimbursements.

At January 31, 2005, the Portfolio had fee waivers/expense reimbursements subject to repayment and respective dates of expirations as follows:

FEE WAIVERS/EXPENSE       EXPIRES       EXPIRES      EXPIRES     EXPIRES
REIMBURSEMENTS            JULY 31,      JULY 31,     JULY 31,    JULY 31,
SUBJECT TO REPAYMENT        2005          2006         2007        2008
---------------------------------------------------------------------------
$          2,354,873   $     854,351   $  703,657   $ 510,180   $   286,685

TRANSFER AGENCY AND RELATED SERVICES FEES

UBS Financial Services Inc. provides transfer agency related services to the Portfolio pursuant to a delegation of authority from PFPC Inc. ("PFPC"), the Portfolio's transfer agent, and was compensated for these services by PFPC, not the Portfolio.

For the six months ended January 31, 2005, UBS Financial Services Inc. received from PFPC, not the Portfolio, $175,057 of the total transfer agency and related services fees paid by the Portfolio to PFPC.

OTHER LIABILITIES AND COMPONENTS OF NET ASSETS

At January 31, 2005, payable for investments purchased, payable for shares of beneficial interest repurchased, dividends payable and other accrued expenses (excluding investment management and administration fees) were $3,000,000, $1,452,169, $127,524 and $260,500, respectively.

At January 31, 2005, the Portfolio had the following components of net assets: paid in capital of $182,847,136 and an accumulated net realized loss of $244 for total net assets of $182,846,892.

FEDERAL TAX STATUS

The Portfolio intends to distribute all of its income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, realized capital gains and certain other amounts, if any, the Portfolio intends not to be subject to federal excise tax.

The tax character of distributions paid to shareholders by the Portfolio during the six months ended January 31, 2005 and the fiscal year ended July 31, 2004 was ordinary income.

The components of accumulated earnings (deficit) on a tax basis for the current fiscal year will be determined after the Portfolio's fiscal year ending July 31, 2005.

SHARES OF BENEFICIAL INTEREST

There is an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest, at $1.00 per share, were as follows:

                                                 FOR THE SIX          FOR THE
                                                 MONTHS ENDED        YEAR ENDED
                                               JANUARY 31, 2005    JULY 31, 2004
--------------------------------------------------------------------------------
Shares sold                                          98,801,521      186,974,819
Shares repurchased                                  (83,084,842)    (145,496,890)
Dividends reinvested                                  1,063,678          674,006
Net increase in shares outstanding                   16,780,357       42,151,935

UBS PACE MONEY MARKET INVESTMENTS

Financial Highlights


Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                         FOR THE SIX
                                         MONTHS ENDED                        FOR THE YEARS ENDED JULY 31,
                                       JANUARY 31, 2005    ------------------------------------------------------------------------
                                          (UNAUDITED)           2004          2003           2002            2001          2000
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD   $           1.00    $       1.00   $       1.00   $       1.00   $       1.00   $       1.00
Net investment income                             0.006           0.005          0.009          0.021          0.053          0.054
Dividends from net investment income             (0.006)         (0.005)        (0.009)        (0.021)        (0.053)        (0.054)
NET ASSET VALUE, END OF PERIOD         $           1.00    $       1.00   $       1.00   $       1.00   $       1.00   $       1.00
TOTAL INVESTMENT RETURN(1)                         0.65%           0.51%          0.96%          2.10%          5.44%          5.53%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)      $        182,847    $    166,067   $    123,915   $    112,001   $     76,657   $     65,521
Expenses to average net assets, net
 of fee waivers and expense
 reimbursements by manager                         0.60%*          0.60%          0.57%          0.50%          0.50%          0.50%
Expenses to average net assets,
 before fee waivers and expense
 reimbursements by manager                         0.92%*          0.96%          1.13%          1.43%          1.00%          0.95%
Net investment income to average net
 assets, net of fee waivers and
 expense reimbursements by manager                 1.29%*          0.51%          0.94%          2.03%          5.26%          5.46%
Net investment income to average net
 assets, before fee waivers and
 expense reimbursements by manager                 0.97%*          0.15%          0.38%          1.10%          4.76%          5.01%

*    Annualized.
(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. Total investment return for the period of less than one year has not been annualized. The figures do not include program fees; results would be lower if this fee was included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions.

UBS PACE MONEY MARKET INVESTMENTS

Supplemental Information (unaudited)

QUARTERLY FORM N-Q PORTFOLIO SCHEDULE

The Portfolio will file its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Portfolio's Forms N-Q are available on the SEC's website at http://www.sec.gov. The Portfolio's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. Additionally, you may obtain copies of Forms N-Q from the Portfolio upon request by calling 1-800-647-1568.

TRUSTEES

Richard Q. Armstrong                    Meyer Feldberg
CHAIRMAN

Margo N. Alexander                      Carl W. Schafer

David J. Beaubien                       William D. White

Richard R. Burt


PRINCIPAL OFFICERS

Joseph A. Varnas                        W. Douglas Beck
PRESIDENT                               VICE PRESIDENT

Mark F. Kemper                          Michael H. Markowitz
VICE PRESIDENT AND SECRETARY            VICE PRESIDENT

Thomas Disbrow
VICE PRESIDENT AND TREASURER


INVESTMENT MANAGER,
ADMINISTRATOR AND PRINCIPAL UNDERWRITER

UBS Global Asset Management (US) Inc.
51 West 52nd Street
New York, New York 10019-6114


THE FINANCIAL INFORMATION INCLUDED HEREIN IS TAKEN FROM THE RECORDS OF THE PORTFOLIO WITHOUT EXAMINATION BY INDEPENDENT AUDITORS WHO DO NOT EXPRESS AN OPINION THEREON.

THIS REPORT IS NOT TO BE USED IN CONNECTION WITH THE OFFERING OF SHARES OF THE PORTFOLIO UNLESS ACCOMPANIED OR PRECEDED BY AN EFFECTIVE PROSPECTUS.


(C) 2005 UBS Global Asset Management (US) Inc. All rights reserved.

[UBS LOGO]                                                         Presorted
                                                                   Standard
                                                                  US Postage
                                                                     PAID
    UBS GLOBAL ASSET MANAGEMENT (US) INC.                        Smithtown, NY
    51 West 52nd Street                                           Permit 700
    New York, New York 10019

ITEM 2.   CODE OF ETHICS.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

ITEM 3.   AUDIT COMMITTEE FINANCIAL EXPERT.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

ITEM 4.   PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

ITEM 5.   AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.   SCHEDULE OF INVESTMENTS.

Included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.   PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant's Board has established a Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs among those board members who are not "interested persons" as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Professor Meyer Feldberg, care of the Secretary of the registrant at UBS Global Asset Management (US) Inc., 51 West 52nd Street, New York, New York 10019-6114, and indicate on the envelope "Nominating and Corporate Governance Committee." The shareholder's letter should state the nominee's name and should include the nominee's resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

ITEM 11.  CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

     (b) The registrant's principal executive officer and principal financial officer are aware of no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

     (a) (1) Code of Ethics - Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

     (a) (2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.CERT.

     (a) (3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons - not applicable to the registrant.

     (b) Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UBS PACE Select Advisors Trust

By:    /s/ Joseph A. Varnas
       --------------------
       Joseph A. Varnas
       President

Date:  April 8, 2005
       -------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    /s/ Joseph A. Varnas
       --------------------
       Joseph A. Varnas
       President

Date:  April 8, 2005
       -------------

By:    /s/ Thomas Disbrow
       ------------------
       Thomas Disbrow
       Treasurer

Date:  April 8, 2005
       -------------